UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

James J. Roth

Chairman of the Board, President and Chief Executive Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders follows:

JUNE 30, 2021

Semi-Annual Reports of Mutual of America Investment Corporation Funds

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Semi-Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s funds for the six months ended June 30, 2021.

Vaccines and Jobs Drive Optimism

U.S. investors have been extremely optimistic about the financial markets during the first six months of 2021. Much of the strength in the financial markets is due to the approval and rollout of several COVID-19 vaccines. Those vaccines have allowed Americans to resume their lives and return to relative normalcy as restrictions on most businesses throughout the country have been lifted or relaxed. With more than 50% of the U.S. population fully vaccinated, it will be difficult for federal, state or local governments to reimpose broad lockdowns, as these would likely have a meaningful negative economic impact.

In addition, during the first half of this year, the consumer balance sheet has proven to be quite strong. Personal saving peaked this year in March at 26.9% which is significantly higher than pre-pandemic levels in March 2019 of 8.0%. While 6.2 million people reported in June that they were unable to work because their employer closed or lost business due to the pandemic, this is down from 7.9 million in May and is a vast improvement from the double-digit levels experienced last year. Given the general financial health of the consumer and the improving employment situation, the economy is likely to be robust for the foreseeable future.

Market Snapshot

With the backdrop of a strong U.S. economy, equity markets in the second quarter of 2021 added to the gains achieved in the first quarter. Overall, the S&P 500® Index reached all-time highs on 34 occasions in the first half of 2021. The best returns for the second quarter and year to date were in the cyclical, sensitive sectors, such as energy and financials. However, all domestic and international equities posted mid-to-high single-digit returns for the second quarter alone and high single- to double-digit returns for the year to date. Through June 30, 2021, U.S. equity markets outperformed international equity markets, reflecting the earlier vaccination adoption success in the U.S. It is also worth noting that U.S. small-cap stocks were the best-performing segment of the equity market during the first half of 2021, given their high operating leverage to the reopening of the economy.

In the fixed income markets, the 10-year U.S. Treasury bond rose to 1.76% at the start of the second quarter, as investors worried that strong consumer demand and ample monetary and fiscal liquidity would lead to higher levels of inflation. Once again, the U.S. Federal Reserve (Fed) offered reassurance that price increases would only be temporary and that the Fed would be ready to reduce bond purchases if higher levels of inflation were to evolve. By the end of the quarter, the fixed income markets settled down, and the 10-year Treasury yield had retreated to 1.47%.

Outlook

As this summer has progressed, the Delta variant of the coronavirus has proven quite transmissible, especially among non-vaccinated individuals, leading to a spike in infections in pockets of the U.S. However, as long as the Delta variant can be contained, the economy should remain on strong footing given the strength in consumer spending, declining unemployment levels and moderate levels of inflation. If that is the case, the economic expansion should continue throughout the balance of the year, which would likely continue to boost the already strong equity markets.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Six Months Ended June 30, 2021

Equity Index Fund	+15.16%
All America Fund	+16.46%
Small Cap Value Fund	+25.54%
Small Cap Growth Fund	+ 9.98%
Small Cap Equity Index Fund	+23.43%
Mid Cap Value Fund	+22.00%
Mid-Cap Equity Index Fund	+17.56%
Composite Fund	+ 9.38%
International Fund	+ 9.12%
Catholic Values Index Fund	+16.02%
Retirement Income Fund	+ 2.98%

Total Returns — Six Months Ended June 30, 2021
2015 Retirement Fund	+ 4.61%
2020 Retirement Fund	+ 6.01%
2025 Retirement Fund	+ 7.54%
2030 Retirement Fund	+ 9.72%
2035 Retirement Fund	+11.48%
2040 Retirement Fund	+12.85%
2045 Retirement Fund	+13.27%
2050 Retirement Fund	+13.61%
2055 Retirement Fund	+13.88%
2060 Retirement Fund	+14.41%
2065 Retirement Fund	+14.57%
Conservative Allocation Fund	+ 4.56%
Moderate Allocation Fund	+ 8.73%
Aggressive Allocation Fund	+11.73%
Money Market Fund	- 0.08%
Mid-Term Bond Fund	- 1.27%
Bond Fund	- 2.24%

For variable annuity owners or participants in a group variable annuity, the above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the six months ended June 30, 2021, compared to its relevant index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

James J. Roth

Chairman of the Board,

President and Chief Executive Officer

Mutual of America Investment Corporation

The views expressed in this Semi-Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC.

EQUITY INDEX FUND (Unaudited)

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Fund’s performance for the six months ended June 30, 2021, was 15.24% before expenses and 15.16% after expenses. The benchmark returned 15.25%. Note that the Equity Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

ALL AMERICA FUND (Unaudited)

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund is approximately 60% passively invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, comprised of 20% mid-cap capitalization stocks and 20% small cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the six months ended June 30, 2021, the S&P 500 of large capitalization stocks increased by 15.25% on a total return basis, while the Russell® Midcap Core Index was up 16.25% and the Russell Midcap® Value Index was up 19.45%. The Russell 2000® Growth Index increased 8.98% and the Russell 2000® Value Index increased 26.69%.

The All America Fund’s return for the six months ended June 30, 2021, before expenses was 16.77% and 16.46% after expenses versus the benchmark return of 15.25%. The underperformance of the Fund versus the S&P 500 during the year was due to the underperformance of the small and mid capitalization segments of the Fund as compared to the large capitalization benchmark.

SMALL CAP VALUE FUND (Unaudited)

The investment objective of the Small Cap Value Fund is capital appreciation. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the six months ended June 30, 2021, the Small Cap Value Fund returned 26.06% before expenses and 25.54% after expenses versus a 26.69% return for the Russell 2000® Value Index. Within the benchmark the best performing sectors were Energy and Retail, while the worst performing sectors were Utilities and Consumer Staples.

Stock selection was the primary driver of negative performance versus the benchmark. Sectors contributing to Fund performance included Health Care and Technology while sectors detracting from Fund performance included Retail and Real Estate.

SMALL CAP GROWTH FUND (Unaudited)

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned 10.43% before expenses and 9.98% after expenses during the six months ended June 30, 2021. The Fund’s benchmark, the Russell 2000® Growth Index, returned 8.98% for the comparable period.

The majority of our outperformance came from the Consumer Discretionary sector which increased 38% for the first six months of the year compared to this sector in the Russell 2000® Growth Index which increased approximately 25%. The Consumer Discretionary sector was one of the key areas benefitting from the re-opening of the economy.    After Energy, this sector was the second best performing sector in our benchmark.

We struggled in the Industrial sector given the well-above average expected Gross Domestic Product (GDP) growth for 2021. Health Care was also difficult given poor stock selection in the managed care area of healthcare services.

Nonetheless, the portfolio produced a near double digit return for the first six months of the year after a stellar 2020.

SMALL CAP EQUITY INDEX FUND (Unaudited)

The Small Cap Equity Index Fund invests in the 600 stocks that comprise the S&P SmallCap 600® Index (S&P SmallCap 600). The S&P SmallCap 600 is a market-weighted index of 600 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P SmallCap 600’s performance directly proportional to that company’s market value.

The Small Cap Equity Index Fund’s return for six months ended June 30, 2021, was 23.52% before expenses and 23.43% after expenses. The return of the S&P SmallCap 600 was 23.56%. Note that the performance of the Small Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

MID CAP VALUE FUND (Unaudited)

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the six months ended June 30, 2021, the Mid Cap Value Fund returned 22.40% before expenses and 22.00% after expenses versus a 19.45% return for the Russell Midcap® Value Index. Within the benchmark the best performing sectors were Energy and Financials, while the worst performing sectors were Utilities and Consumer Staples.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Fund performance included Technology and Health Care while sectors detracting from Fund performance included Basic Materials and Real Estate.

MID-CAP EQUITY INDEX FUND (Unaudited)

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Fund’s performance for the six months ended June 30, 2021, was 17.64% before expenses and 17.56% after expenses. The return of the S&P MidCap 400 was 17.59%. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

COMPOSITE FUND (Unaudited)

The Composite Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

The primary investment objective of the fixed income portion of the fund is to provide a high level of current income, consistent with capital preservation, while minimizing volatility. It does this by investing primarily in investment grade publicly traded debt securities. The securities held include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

For the six months ended June 30, 2021, the fixed income portion of the Fund had a total return of -1.53% before expenses. The Bloomberg Barclays U.S. Aggregate Index returned -1.60% for the six months ended June 30, 2021.

The primary objective of the equity portion of the Composite Fund is to provide exposure to a diversified portfolio of primarily large capitalization, domestic equity securities that have the potential to outperform their peer group over the medium to long term. The portfolio has a focus on dividend income and aims to continually earn a dividend yield that is higher than that of its benchmark without taking significant over or under weights in any sector.

For the six months ended June 30, 2021, the equity portion of the Fund had a total return of 17.63% (before expenses), outperforming the S&P 500® Index (S&P 500) which increased 15.25%.

The Fund’s aggregate performance for the six months ended June 30, 2021 was 9.66% before expenses and 9.38% after expenses, versus a 8.35% return in the weighted benchmark.

INTERNATIONAL FUND (Unaudited)

The International Fund seeks capital appreciation by investing, directly or indirectly, mainly in exchange traded funds that invest in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Currently the International Fund is invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Fund also has invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries.

For the six months ended June 30, 2021, the International Fund returned 9.19% before expenses and 9.12% after expenses. The return of the MSCI EAFE benchmark was 8.83%. The fund’s benchmark closes earlier in the day than the actual market for the fund’s investments. This time lag can result in both positive and negative performance differences.

CATHOLIC VALUES INDEX FUND (Unaudited)

The Catholic Values Index Fund’s objective is to replicate the performance of the S&P 500® Catholic Values Index (Catholic Values Index). The Catholic Values Index is designed to provide exposure to U.S. large capitalization stocks included in the S&P 500® Index (S&P 500) while maintaining alignment with the moral and social teachings of the Catholic Church. The Catholic Values Index is based on the S&P 500, and generally comprises approximately 500 or less U.S. listed common stocks. All index constituents are members of the S&P 500 and follow the eligibility criteria for that index. From this starting universe, constituents are screened to exclude companies involved in activities which are perceived to be inconsistent with Catholic values as outlined in the Socially Responsible Investment Guidelines of the United States Conference of Catholic Bishops, currently including the protection of human life, promotion of human dignity, reducing arms production, affordable housing and banking, protection of the environment and encouraging corporate responsibility. The Catholic Values Index then reweights the remaining constituents so that the Catholic Values Index’s sector exposures approximate the sector exposures on the S&P 500.

The Catholic Values Index Fund’s performance for the six months ended June 30, 2021, was 16.15% before expenses and 16.02% after expenses. The benchmark returned 16.19%. Note that the Catholic Values Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

RETIREMENT INCOME FUND (Unaudited)

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in fixed-income funds (approximately 35% in the Bond, 25% in the Mid-Term Bond Funds and 15% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the Retirement Income Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (60% weighting), the FTSE 3-Month Treasury Bill Index (15% weighting) and the S&P 500® Index (25% weighting). For the six months ended June 30, 2021, the Fund returned 3.04% before expenses and 2.98% after expenses, versus a 2.68% return in the weighted benchmark.

2015 RETIREMENT FUND (Unaudited)

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 67% of net assets in fixed-income funds (37% in the Bond Fund, 20% in the Mid-Term Bond Fund and 10% in the Money Market Fund) and approximately 33% of net assets in equity funds (approximately 22% in the Equity Index Fund, 6% in the Mid-Cap Equity Index Fund and 5% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2015 Retirement Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (57% weighting), the FTSE 3-Month Treasury Bill Index (10% weighting) and the S&P 500® Index (33% weighting). For the six months ended June 30, 2021, the Fund returned 4.68% before expenses and 4.61% after expenses, versus a 3.92% return in the weighted benchmark.

2020 RETIREMENT FUND (Unaudited)

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 57% of net assets in fixed-income funds (37% in the Bond Fund, 15% in the Mid-Term Bond Fund and 5% in the Money Market Fund) and approximately 43% of net assets in equity funds (approximately 23% in the Equity Index Fund, 8% in the Mid-Cap Equity Index Fund, 8% in the

International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2020 Retirement Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (52% weighting), the FTSE 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (43% weighting). For the six months ended June 30, 2021, the Fund returned 6.05% before expenses and 6.01% after expenses, versus a 5.50% return in the weighted benchmark.

2025 RETIREMENT FUND (Unaudited)

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 53% of net assets in equity funds (approximately 27% in the Equity Index Fund, 12% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 47% of net assets in fixed-income funds (32% in the Bond Fund, 10% in the Mid-Term Bond Fund and 5% in the Money Market Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (53% weighting), the Bloomberg Barclays U.S. Aggregate Bond Index (42% weighting) and the FTSE 3-Month Treasury Bill Index (5% weighting). For the six months ended June 30, 2021, the Fund returned 7.57% before expenses and 7.54% after expenses, versus a 7.18% return in the weighted benchmark.

2030 RETIREMENT FUND (Unaudited)

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 65% of net assets in equity funds (approximately 33% in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund, 12% in the International Fund, 2% each in the Small Cap Growth and Small Cap Value Funds and 1% in the Small Cap Equity Index Fund) and approximately 35% of net assets in fixed-income funds (25% in the Bond Fund, 5% in the Mid-Term Bond Fund and 5% in the Money Market Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (65% weighting), the Bloomberg Barclays U.S. Aggregate Bond Index (30% weighting) and the FTSE 3-Month Treasury Bill Index (5% weighting). For the six months ended June 30, 2021, the Fund returned 9.75% before expenses and 9.72% after expenses, versus a 9.22% return in the weighted benchmark.

2035 RETIREMENT FUND (Unaudited)

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in equity funds (approximately 37% in the Equity Index Fund, 16% in the Mid-Cap Equity Index Fund, 15% in the International Fund, 3% each in the Small Cap Growth and Small Cap Value Funds and 1% in the Small-Cap Equity Index Fund) and approximately 25% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (75% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (25% weighting). For the six months ended June 30, 2021, the Fund returned 11.51% before expenses and 11.48% after expenses, versus a 10.86% return in the weighted benchmark.

2040 RETIREMENT FUND (Unaudited)

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 83% of net assets in equity funds (approximately 41% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 17% in the International Fund, 3% each in the Small Cap Growth and Small Cap Value Funds and 2% in the Small-Cap Equity Index Fund) and approximately 17% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (83% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (17% weighting). For the six months ended June 30, 2021, the Fund returned 12.88% before expenses and 12.85% after expenses, versus a 12.25% return in the weighted benchmark.

2045 RETIREMENT FUND (Unaudited)

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 86% of net assets in equity funds (approximately 42% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 18% in the International Fund, 4% each in the Small Cap Growth and Small Cap Value Funds and 1% in the Small-Cap Equity Index Fund) and approximately 14% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (86% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (14% weighting). For the six months ended June 30, 2021, the Fund returned 13.30% before expenses and 13.27% after expenses, versus a 12.78% return in the weighted benchmark.

2050 RETIREMENT FUND (Unaudited)

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 88% of net assets in equity funds (approximately 41% in the Equity Index Fund, 18% in the Mid-Cap Equity Index Fund, 19% in the International Fund, 4% each in the Small Cap Growth and Small Cap Value Funds and 2% in the Small-Cap Equity Index Fund) and approximately 12% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (88% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (12% weighting). For the year ended December 31, 2020, the Fund returned 13.66% before expenses and 13.61% after expenses, versus a 13.13% return in the weighted benchmark.

2055 RETIREMENT FUND (Unaudited)

The objective of the 2055 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2055. The 2055 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 90% of net assets in equity funds (approximately 40% in the Equity Index Fund, 19% in the Mid-Cap Equity Index Fund, 20% in the International Fund, 5% each in the Small Cap Growth and Small Cap Value Funds and 1% in the Small-Cap Equity Index Fund) and approximately 10% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2055 Retirement Fund is compared to the S&P 500® Index (90% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (10% weighting). For the six months ended June 30, 2021, the Fund returned 13.94% before expenses and 13.88% after expenses, versus a 13.48% return in the weighted benchmark.

2060 RETIREMENT FUND (Unaudited)

The objective of the 2060 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2060. The 2060 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 92% of net assets in equity funds (approximately 39% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 21% in the International Fund, 5% each in the Small Cap Growth and Small Cap Value Funds and 2% in the Small-Cap Equity Index Fund) and approximately 8% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2060 Retirement Fund is compared to the S&P 500® Index (92% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (8% weighting). For the six months ended June 30, 2021, the Fund returned 14.43% before expenses and 14.41% after expenses, versus a 13.83% return in the weighted benchmark.

2065 RETIREMENT FUND (Unaudited)

The objective of the 2065 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2065. The 2065 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 94% of net assets in equity funds (approximately 38% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 22% in the International Fund, 5% each in the Small Cap Growth and Small Cap Value Funds and 3% in the Small-Cap Equity Index Fund) and approximately 6% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2065 Retirement Fund is compared to the S&P 500® Index (94% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (6% weighting). For the six months ended June 30, 2021, the Fund returned 14.59% before expenses and 14.57% after expenses, versus a 14.19% return in the weighted benchmark.

CONSERVATIVE ALLOCATION FUND (Unaudited)

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in the equity funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Bond Fund and 35% in the Mid-Term Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund).

Performance for the Conservative Allocation Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the six months ended June 30, 2021, the Conservative Allocation Fund returned 4.59% before expenses and 4.56% after expenses, versus a 4.08% return in the weighted benchmark.

MODERATE ALLOCATION FUND (Unaudited)

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund and approximately 15% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (60% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (40% weighting). For the six months ended June 30, 2021, the Moderate Allocation Fund returned 8.74% before expenses and 8.73% after expenses, versus an 8.28% return for the weighted benchmark.

AGGRESSIVE ALLOCATION FUND (Unaudited)

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% each in the Small Cap Value Fund and Small Cap Growth Funds and 15% in the International Fund) and approximately 20% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (80% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (20% weighting). For the six months ended June 30, 2021, the Aggressive Allocation Fund returned 11.75% before expenses and 11.73% after expenses, versus an 11.73% return for the weighted benchmark.

MONEY MARKET FUND (Unaudited)

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the six months ended June 30, 2021, the Money Market Fund returned 0.07% before expenses and -0.08% after expenses, compared to a 0.03% return for the FTSE 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

The Fund’s strategy will continue to focus on quality, liquidity, and maintaining a relatively short weighted average maturity. On June 30, 2021, the fund held 41% in U.S. Treasury Bills, 14% in U.S. agency discount notes and the remainder in commercial paper. The average maturity was 27 days.

The seven-day effective yield as of August 17, 2021, was -0.21%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments in shares of the Money Market Fund.

Many of the stimulus measures put into place last year by the Federal Reserve (Fed) to combat the effects of the Covid-19 driven slowdown remain. The emergence and economic impact of the virus prompted the Fed to cut the Fed Funds target twice: an inter-meeting cut of 50 basis points on March 3, 2020 and a 100 basis point, or 1.00% easing on March 15, 2020. These actions returned the target range to 0-0.25%, a level first seen during the Global Financial Crisis of 2008-2009. This range is expected to persist into 2022 or 2023. Additionally, the Fed pledged to increase its’ holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until progress had been made toward the goals of maximum employment and price stability. These asset purchases help foster smooth market functioning and accommodative financial conditions which supports the flow of credit to households and businesses.

In a departure from historic practice, following the September 2020 meeting, the Fed indicated that it would allow any future inflation to exceed its’ 2% target for a longer period of time relative to the past before taking action to quell price advances by raising rates. This practice has come to be known as FAIT, Flexible Average Inflation Targeting.

MID-TERM BOND FUND (Unaudited)

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. Under normal circumstances, the portfolio emphasizes corporate issues, particularly BBB-rated bonds, in order to capture incremental income. At this time, we’ve chosen to add U.S. Treasury exposure to increase the overall quality of the Fund. The objective of the Fund is to maintain a maturity profile similar to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index benchmark. To achieve the duration target, intermediate corporate and U.S. Treasury maturities are emphasized. In addition, the Fund’s corporate positions will remain highly diversified in order to help shield the portfolio from any credit risks.

For the six months ended June 30, 2021, the Mid-Term Bond Fund returned -1.04% before expenses and -1.27% after expenses versus a -0.90% return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index during the same period. The Fund’s underperformance can be attributed in part to its’ exposure to Treasuries at the long end of the Fund’s investment range, an area that did not do well through June. In our view, the overall market has become too comfortable with risk taking. In keeping with our objective of preserving capital, we maintained our “up-in-quality” and short duration stance through this period and will continue to do so for the time being.

BOND FUND (Unaudited)

The Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. It does this by investing primarily in investment grade publicly traded debt securities. A secondary objective is preservation of capital. The securities held by the Bond Fund include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

Over the long term, the Bond Fund’s strategy is to overweight corporate bonds, underweight U.S. Treasuries, and market weight mortgage-backed securities. The portfolio’s aim is to maintain a similar maturity profile to the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, with an overweighting of BBB-rated issuers. To achieve the duration target, intermediate corporate and longer U.S. Treasury maturities are emphasized. The Bond Fund also stresses diversification in order to protect it from unexpected credit events. Few corporate holdings exceed one-half of one percent of the Fund’s value. We will maintain this extreme diversification as part of our risk control.

The fixed income market posted negative returns for the first half of the year. The benchmark returned -1.60% for the six months ended June 30, 2021. The Bond Fund returned -2.02% before expenses and -2.24% after expenses during the same period. The Portfolio’s underperformance can be attributed to its’ exposure to Treasuries with long maturities, a sector that did not do well through June. In our view, the overall market has become too comfortable with risk taking. In keeping with our objective of preserving capital, we maintained our “up-in-quality” stance through this period and will continue to do so for the time being

Many of the stimulus measures put into place last year by the Federal Reserve (Fed) to combat the effects of the Covid-19 driven slowdown remain. The emergence and economic impact of the virus prompted the Fed to cut the Fed Funds target twice: an inter-meeting cut of 50 basis points on March 3, 2020 and a 100 basis point, or 1.00% easing on

March 15, 2020. These actions returned the target range to 0-0.25%, a level first seen during the Global Financial Crisis of 2008-2009. This range is expected to persist into 2022 or 2023. Additionally, the Fed pledged to increase its’ holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until progress had been made toward the goals of maximum employment and price stability. These asset purchases help foster smooth market functioning and accommodative financial conditions which supports the flow of credit to households and businesses.

In a departure from historic practice, following the September 2020 meeting, the Fed indicated that it would allow any future inflation to exceed its’ 2% target for a longer period of time relative to the past before taking action to quell price advances by raising rates. This practice has come to be known as FAIT, Flexible Average Inflation Targeting.

This year has given the Fed ample opportunity to be patient as inflation, measured by the Consumer Price Index (CPI), has risen from 1.4% year-over-year (YoY) in January to 5.4% YoY in June. Fed expectations and statements that the inflation increase is transitory have had a direct and measurable effect on the markets.

Treasury yields experienced a strong updraft in the first quarter as inflation concerns drove rates higher and the yield curve steeper. From December 31, 2020 to March 31, 2021 Two-year Treasury yields rose just 4 basis points, or 0.04%, while the Ten-year yields rose 83 basis points. To put that into perspective, an 83 basis points rise in Ten-year Treasury yields equates to about a 7% loss.

The second quarter brought a reversal of both the rise in yields and the steepening of curve as long rates fell even as short rates, in anticipation of Fed action in 2023, rose slightly. It is not coincidental that rates peaked in March as the Fed became increasingly insistent that inflation is transitory and that expectations of the path of the removal of stimulus measures should be considered through that lens.

Investment grade spreads were similarly affected by the Fed’s stance that inflation is temporary and that no immediate action is required. Spreads entered 2021 close to post-economic crisis tights and exited the second quarter at levels last seen in 2005. Market considerations that the Fed would be forced to start to withdraw stimulus pushed spreads wider through March. However, Fed indications of a preference to continue as is gave a bid to corporate bonds, especially in longer dated securities, and the first half of 2021 finished the year with spreads at the tightest closing level since March 2005.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2021 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Small Cap Equity Index Fund

Mid Cap Value Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2021 (Unaudited) (Continued)

Mid-Cap Equity Index Fund

International Fund

Composite Fund

Catholic Values Index Fund

Retirement Income Fund

2015 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2021 (Unaudited) (Continued)

2020 Retirement Fund

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2021 (Unaudited) (Continued)

2050 Retirement Fund

2055 Retirement Fund

2060 Retirement Fund

2065 Retirement Fund

Conservative Allocation Fund

Moderate Allocation Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2021 (Unaudited) (Continued)

Aggressive Allocation Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management LLC, the Funds’ Adviser, has contractually agreed to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This contractual obligation remains in effect through April 30, 2022 and will continue for succeeding 12 month periods ending April 30th unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice. Furthermore, the Funds’ Adviser has contractually agreed to reimburse the non-advisory operating expenses of the Small Cap Equity Index and the Catholic Values Index Funds to the extent that such operating expenses exceed 0.07% of the respective fund’s net assets. This contractual obligation remains in effect through April 30, 2022 for the Small Cap Equity Index Fund and through April 30, 2023 for the Catholic Values Index Fund, and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at January 1, 2021 and held for the entire period ending June 30, 2021 under the expense reimbursement agreement in effect during that period as described above.

For variable annuity owners or participants in a group variable annuity, the estimate of expenses does not include fees and charges associated with your variable annuity. If those fees and charges were included, the estimate of expenses for the period would be higher and your ending account value would be lower.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Investment Corporation does not charge.

Equity Index Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,151.60	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$0.70

*	Expenses are equal to the Fund’s annual expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

All America Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,164.59	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$2.71

*	Expenses are equal to the Fund’s annual expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Value Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,255.40	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.16

*	Expenses are equal to the Fund’s annual expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,099.81	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.16

*	Expenses are equal to the Fund’s annual expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Equity Index Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,234.29	$0.77
Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$0.70

*	Expenses are equal to the Fund’s annual expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid Cap Value Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,219.99	$3.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.09	$3.36

*	Expenses are equal to the Fund’s annual expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,175.58	$0.81
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	$0.75

*	Expenses are equal to the Fund’s annual expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,093.81	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$2.66

*	Expenses are equal to the Fund’s annual expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

International Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,091.18	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$1.71

*

Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Catholic Values Index Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,160.21	$1.18
Hypothetical (5% return before expenses)	$1,000.00	$1,023.37	$1.10

*	Expenses are equal to the Fund’s annual expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Retirement Income Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,029.80	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$2.46

*

Expenses are equal to the Fund’s annual expense ratio of 0.49% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2015 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,046.08	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.36

*

Expenses are equal to the Fund’s annual expense ratio of 0.47% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,060.10	$2.04
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.01

*

Expenses are equal to the Fund’s annual expense ratio of 0.40% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2025 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,075.41	$1.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$1.86

*

Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2030 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,097.20	$1.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$1.76

*

Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2035 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,114.79	$1.73
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$1.66

*

Expenses are equal to the Fund’s annual expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,128.51	$1.63
Hypothetical (5% return before expenses)	$1,000.00	$1,022.92	$1.55

*

Expenses are equal to the Fund’s annual expense ratio of 0.31% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2045 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,132.72	$1.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$1.61

*

Expenses are equal to the Fund’s annual expense ratio of 0.32% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2050 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,136.12	$1.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$1.61

*

Expenses are equal to the Fund’s annual expense ratio of 0.32% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2055 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,138.81	$1.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$1.76

*

Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2060 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,144.10	$1.70
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$1.61

*

Expenses are equal to the Fund’s annual expense ratio of 0.32% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2065 Retirement Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,145.70	$1.54
Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.45

*

Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Conservative Allocation Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,045.61	$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.01

*

Expenses are equal to the Fund’s annual expense ratio of 0.40% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,087.32	$1.45
Hypothetical (5% return before expenses)	$1,000.00	$1,023.07	$1.40

*

Expenses are equal to the Fund’s annual expense ratio of 0.28% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Aggressive Allocation Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$1,117.32	$1.63
Hypothetical (5% return before expenses)	$1,000.00	$1,022.92	$1.55

*

Expenses are equal to the Fund’s annual expense ratio of 0.31% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Money Market Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$999.21	$1.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.92	$1.55

*	Expenses are equal to the Fund’s annual expense ratio of 0.31%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Term Bond Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$987.32	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.36

*	Expenses are equal to the Fund’s annual expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period* January 1, 2021 to June 30, 2021
Actual	$1,000.00	$977.58	$2.21
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.26

*	Expenses are equal to the Fund’s annual expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (10.9%)
Activision Blizzard, Inc.	93,199	$8,894,913
Alphabet, Inc. Cl A*	36,073	88,082,691
Alphabet, Inc. Cl C*	34,154	85,600,853
AT&T, Inc.	856,409	24,647,451
Charter Communications, Inc. Cl A*	16,520	11,918,354
Comcast Corp. Cl A	549,930	31,357,009
Discovery, Inc. Cl A*	20,229	620,626
Discovery, Inc. Cl C*	36,035	1,044,294
DISH Network Corp. Cl A*	29,802	1,245,724
Electronic Arts, Inc.	34,327	4,937,252
Facebook, Inc. Cl A*	287,394	99,929,768
Fox Corp. Cl A	39,215	1,456,053
Fox Corp. Cl B	18,227	641,590
Interpublic Group of Cos., Inc.	47,184	1,533,008
Live Nation Entertainment, Inc.*	17,329	1,517,847
Lumen Technologies, Inc.	119,319	1,621,545
Netflix, Inc.*	53,184	28,092,321
News Corp. Cl A	46,920	1,209,128
News Corp. Cl B	14,606	355,656
Omnicom Group, Inc.	25,798	2,063,582
Take-Two Interactive Software, Inc.*	13,872	2,455,621
T-Mobile US, Inc.*	70,291	10,180,246
Twitter, Inc.*	95,732	6,587,319
Verizon Communications, Inc.	496,581	27,823,433
ViacomCBS, Inc. Cl B	72,637	3,283,192
Walt Disney Co.*	217,932	38,305,908

		485,405,384

CONSUMER DISCRETIONARY (12.0%)
Advance Auto Parts, Inc.	7,849	1,610,144
Amazon.com, Inc.*	51,418	176,886,147
Aptiv PLC*	32,441	5,103,943
AutoZone, Inc.*	2,593	3,869,326
Best Buy Co., Inc.	26,738	3,074,335
Booking Hldgs., Inc.*	4,924	10,774,155
BorgWarner, Inc.	28,769	1,396,447
Caesars Entertainment, Inc.*	25,032	2,597,070
CarMax, Inc.*	19,569	2,527,336
Carnival Corp.*	95,753	2,524,049
Chipotle Mexican Grill, Inc. Cl A*	3,376	5,233,948
Darden Restaurants, Inc.	15,694	2,291,167
Dollar General Corp.	28,332	6,130,761
Dollar Tree, Inc.*	27,822	2,768,289
Domino’s Pizza, Inc.	4,657	2,172,444
DR Horton, Inc.	39,347	3,555,788
eBay, Inc.	77,628	5,450,262
Etsy, Inc.*	15,245	3,138,031
Expedia Group, Inc.*	16,966	2,777,504
Ford Motor Co.*	470,280	6,988,361

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Gap, Inc.	24,910	$838,222
Garmin Ltd.	17,977	2,600,193
General Motors Co.*	153,121	9,060,170
Genuine Parts Co.	17,329	2,191,599
Hanesbrands, Inc.	41,875	781,806
Hasbro, Inc.	15,346	1,450,504
Hilton Worldwide Hldgs., Inc.*	33,409	4,029,794
Home Depot, Inc.	127,533	40,668,998
L Brands, Inc.	28,100	2,024,886
Las Vegas Sands Corp.*	39,403	2,076,144
Leggett & Platt, Inc.	15,981	827,976
Lennar Corp. Cl A	33,076	3,286,101
LKQ Corp.*	33,343	1,641,142
Lowe’s Cos., Inc.	84,788	16,446,328
Marriott International, Inc. Cl A*	32,028	4,372,463
McDonald’s Corp.	89,500	20,673,605
MGM Resorts International	48,835	2,082,813
Mohawk Industries, Inc.*	7,023	1,349,750
Newell Brands, Inc.	45,401	1,247,165
NIKE, Inc. Cl B	152,925	23,625,383
Norwegian Cruise Line Hldgs. Ltd.*	44,372	1,304,981
NVR, Inc.*	410	2,039,053
O’Reilly Automotive, Inc.*	8,368	4,738,045
Penn National Gaming, Inc.*	17,817	1,362,822
Pool Corp.	4,813	2,207,531
PulteGroup, Inc.	31,723	1,731,124
PVH Corp.*	8,548	919,679
Ralph Lauren Corp. Cl A	5,787	681,766
Ross Stores, Inc.	42,774	5,303,976
Royal Caribbean Cruises Ltd.*	26,260	2,239,453
Starbucks Corp.	141,331	15,802,219
Tapestry, Inc.*	33,448	1,454,319
Target Corp.	59,340	14,344,852
Tesla, Inc.*	92,437	62,829,429
TJX Cos., Inc.	144,653	9,752,505
Tractor Supply Co.	13,824	2,572,093
Ulta Beauty, Inc.*	6,567	2,270,672
Under Armour, Inc. Cl A*	22,624	478,498
Under Armour, Inc. Cl C*	23,568	437,658
VF Corp.	38,570	3,164,283
Whirlpool Corp.	7,512	1,637,766
Wynn Resorts Ltd.*	12,624	1,543,915
Yum! Brands, Inc.	35,732	4,110,252

		535,071,440

CONSUMER STAPLES (5.7%)
Altria Group, Inc.	221,975	10,583,768
Archer-Daniels-Midland Co.	67,014	4,061,048
Brown-Forman Corp. Cl B	21,909	1,641,861

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Campbell Soup Co.	24,351	$1,110,162
Church & Dwight Co., Inc.	29,416	2,506,832
Clorox Co.	14,918	2,683,897
Coca-Cola Co.	465,449	25,185,445
Colgate-Palmolive Co.	101,470	8,254,585
Conagra Brands, Inc.	57,567	2,094,288
Constellation Brands, Inc. Cl A	20,271	4,741,184
Costco Wholesale Corp.	53,024	20,980,006
Estee Lauder Cos., Inc. Cl A	27,815	8,847,395
General Mills, Inc.	73,163	4,457,822
Hershey Co.	17,558	3,058,252
Hormel Foods Corp.	33,810	1,614,428
J M Smucker Co.	13,144	1,703,068
Kellogg Co.	30,222	1,944,181
Kimberly-Clark Corp.	40,473	5,414,478
Kraft Heinz Co.	77,757	3,170,931
Kroger Co.	90,811	3,478,969
Lamb Weston Hldgs., Inc.	17,546	1,415,260
McCormick & Co., Inc.	29,867	2,637,853
Molson Coors Beverage Co. Cl B*	22,593	1,213,018
Mondelez International, Inc. Cl A	168,488	10,520,391
Monster Beverage Corp.*	44,379	4,054,022
PepsiCo, Inc.	165,720	24,554,732
Philip Morris International, Inc.	186,939	18,527,524
Procter & Gamble Co.	293,654	39,622,734
Sysco Corp.	61,362	4,770,896
Tyson Foods, Inc. Cl A	35,357	2,607,932
Walgreens Boots Alliance, Inc.	86,054	4,527,301
Walmart, Inc.	164,691	23,224,725

		255,208,988

ENERGY (2.8%)
APA Corp.	45,336	980,618
Baker Hughes Co. Cl A	87,250	1,995,408
Cabot Oil & Gas Corp.	47,938	836,997
Chevron Corp.	231,825	24,281,351
ConocoPhillips	161,856	9,857,030
Devon Energy Corp.	71,448	2,085,567
Diamondback Energy, Inc.	21,710	2,038,352
EOG Resources, Inc.	70,001	5,840,883
Exxon Mobil Corp.	507,793	32,031,582
Halliburton Co.	106,718	2,467,320
Hess Corp.	32,924	2,874,924
Kinder Morgan, Inc.	233,598	4,258,492
Marathon Oil Corp.	94,535	1,287,567
Marathon Petroleum Corp.	75,256	4,546,968
NOV, Inc.*	46,856	717,834
Occidental Petroleum Corp.	100,763	3,150,859
ONEOK, Inc.	53,440	2,973,402

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Phillips 66	52,520	$4,507,266
Pioneer Natural Resources Co.	27,798	4,517,731
Schlumberger NV	167,723	5,368,813
Valero Energy Corp.	49,029	3,828,184
Williams Cos., Inc.	145,705	3,868,468

		124,315,616

FINANCIALS (11.0%)
Aflac, Inc.	75,816	4,068,286
Allstate Corp.	35,904	4,683,318
American Express Co.	78,045	12,895,375
American International Group, Inc.	102,930	4,899,468
Ameriprise Financial, Inc.	13,902	3,459,930
Aon PLC Cl A	27,065	6,462,039
Arthur J. Gallagher & Co.	24,575	3,442,466
Assurant, Inc.	7,265	1,134,648
Bank of America Corp.	904,507	37,292,824
Bank of New York Mellon Corp.	96,771	4,957,578
Berkshire Hathaway, Inc. Cl B*	227,338	63,181,777
BlackRock, Inc. Cl A	17,014	14,886,740
Capital One Financial Corp.	54,154	8,377,082
Cboe Global Markets, Inc.	12,796	1,523,364
Charles Schwab Corp.	179,900	13,098,519
Chubb Ltd.	53,938	8,572,906
Cincinnati Financial Corp.	17,970	2,095,661
Citigroup, Inc.	247,933	17,541,260
Citizens Financial Group, Inc.	51,088	2,343,407
CME Group, Inc. Cl A	43,072	9,160,553
Comerica, Inc.	16,746	1,194,660
Discover Financial Svcs.	36,570	4,325,865
Everest Re Group Ltd.	4,807	1,211,412
Fifth Third Bancorp	84,437	3,228,026
First Republic Bank	21,109	3,950,971
Franklin Resources, Inc.	32,665	1,044,953
Globe Life, Inc.	11,372	1,083,183
Goldman Sachs Group, Inc.	40,807	15,487,481
Hartford Financial Svcs. Group, Inc.	42,843	2,654,981
Huntington Bancshares, Inc.	176,978	2,525,476
Intercontinental Exchange, Inc.	67,501	8,012,369
Invesco Ltd.	45,386	1,213,168
JPMorgan Chase & Co.	363,090	56,475,019
KeyCorp.	116,409	2,403,846
Lincoln National Corp.	21,464	1,348,798
Loews Corp.	26,832	1,466,369
M&T Bank Corp.	15,431	2,242,279
MarketAxess Hldgs., Inc.	4,555	2,111,652

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Marsh & McLennan Cos., Inc.	60,996	$8,580,917
MetLife, Inc.	89,252	5,341,732
Moody’s Corp.	19,310	6,997,365
Morgan Stanley	178,535	16,369,874
MSCI, Inc. Cl A	9,886	5,270,029
Nasdaq, Inc.	13,778	2,422,172
Northern Trust Corp.	24,965	2,886,453
People’s United Financial, Inc.	51,292	879,145
PNC Financial Svcs. Group, Inc.	50,960	9,721,130
Principal Financial Group, Inc.	30,343	1,917,374
Progressive Corp.	70,186	6,892,967
Prudential Financial, Inc.	47,258	4,842,527
Raymond James Financial, Inc.	14,670	1,905,633
Regions Financial Corp.	115,302	2,326,794
S&P Global, Inc.	28,895	11,859,953
State Street Corp.	41,713	3,432,146
SVB Financial Group*	6,515	3,625,141
Synchrony Financial	64,877	3,147,832
T. Rowe Price Group, Inc.	27,210	5,386,764
Travelers Cos., Inc.	30,166	4,516,152
Truist Financial Corp.	161,308	8,952,594
U.S. Bancorp	162,599	9,263,265
Unum Group	24,498	695,743
Wells Fargo & Co.	495,802	22,454,873
Willis Towers Watson PLC	15,470	3,558,409
WR Berkley Corp.	16,808	1,251,019
Zions Bancorporation	19,649	1,038,646

		491,594,358

HEALTH CARE (12.7%)
Abbott Laboratories	213,121	24,707,118
AbbVie, Inc.	211,850	23,862,784
ABIOMED, Inc.*	5,433	1,695,694
Agilent Technologies, Inc.	36,397	5,379,841
Alexion Pharmaceuticals, Inc.*	26,510	4,870,152
Align Technology, Inc.*	8,638	5,277,818
AmerisourceBergen Corp. Cl A	17,739	2,030,938
Amgen, Inc.	68,915	16,798,031
Anthem, Inc.	29,368	11,212,702
Baxter International, Inc.	60,315	4,855,357
Becton Dickinson & Co.	34,882	8,482,954
Biogen, Inc.*	18,058	6,252,944
Bio-Rad Laboratories, Inc. Cl A*	2,585	1,665,490
Boston Scientific Corp.*	170,431	7,287,630
Bristol-Myers Squibb Co.	267,949	17,904,352
Cardinal Health, Inc.	34,802	1,986,846
Catalent, Inc.*	20,432	2,209,108
Centene Corp.*	69,896	5,097,515

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Cerner Corp.	36,142	$2,824,859
Charles River Laboratories International, Inc.*	6,028	2,229,878
Cigna Corp.	41,159	9,757,564
Cooper Cos., Inc.	5,907	2,340,767
CVS Health Corp.	157,916	13,176,511
Danaher Corp.	76,143	20,433,735
DaVita, Inc.*	8,407	1,012,455
DENTSPLY SIRONA, Inc.	26,186	1,656,526
Dexcom, Inc.*	11,599	4,952,773
Edwards Lifesciences Corp.*	74,562	7,722,386
Eli Lilly & Co.	95,475	21,913,422
Gilead Sciences, Inc.	150,433	10,358,816
HCA Healthcare, Inc.	31,523	6,517,065
Henry Schein, Inc.*	16,876	1,252,030
Hologic, Inc.*	30,734	2,050,572
Humana, Inc.	15,475	6,851,092
IDEXX Laboratories, Inc.*	10,229	6,460,125
Illumina, Inc.*	17,512	8,286,854
Incyte Corp.*	22,422	1,886,363
Intuitive Surgical, Inc.*	14,203	13,061,647
IQVIA Hldgs., Inc.*	22,989	5,570,694
Johnson & Johnson	315,863	52,035,271
Laboratory Corp. of America Hldgs.*	11,712	3,230,755
McKesson Corp.	18,974	3,628,588
Medtronic PLC	161,374	20,031,355
Merck & Co., Inc.	303,708	23,619,371
Mettler-Toledo International, Inc.*	2,791	3,866,484
Organon & Co.*	30,350	918,391
PerkinElmer, Inc.	13,445	2,076,042
Perrigo Co. PLC	16,019	734,471
Pfizer, Inc.	671,417	26,292,690
Quest Diagnostics, Inc.	15,669	2,067,838
Regeneron Pharmaceuticals, Inc.*	12,558	7,014,145
ResMed, Inc.	17,454	4,302,760
STERIS PLC	11,711	2,415,979
Stryker Corp.	39,315	10,211,285
Teleflex, Inc.	5,605	2,252,033
Thermo Fisher Scientific, Inc.	47,142	23,781,725
UnitedHealth Group, Inc.	113,193	45,327,005
Universal Health Svcs., Inc. Cl B	9,352	1,369,413
Vertex Pharmaceuticals, Inc.*	31,050	6,260,611
Viatris, Inc.	144,973	2,071,664
Waters Corp.*	7,401	2,557,860
West Pharmaceutical Svcs., Inc.	8,855	3,179,831
Zimmer Biomet Hldgs., Inc.	25,006	4,021,465
Zoetis, Inc. Cl A	56,946	10,612,457

		565,772,897

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (8.4%)
3M Co.	69,529	$13,810,545
Alaska Air Group, Inc.*	14,931	900,489
Allegion PLC	10,792	1,503,326
American Airlines Group, Inc.*	76,931	1,631,707
AMETEK, Inc.	27,698	3,697,683
AO Smith Corp.	16,129	1,162,256
Boeing Co.*	65,936	15,795,628
Carrier Global Corp.	97,978	4,761,731
Caterpillar, Inc.	65,704	14,299,162
CH Robinson Worldwide, Inc.	15,951	1,494,130
Cintas Corp.	10,585	4,043,470
Copart, Inc.*	24,971	3,291,927
CSX Corp.	272,541	8,743,115
Cummins, Inc.	17,536	4,275,452
Deere & Co.	37,416	13,196,997
Delta Air Lines, Inc.*	76,723	3,319,037
Dover Corp.	17,263	2,599,808
Eaton Corp. PLC	47,798	7,082,708
Emerson Electric Co.	71,931	6,922,639
Equifax, Inc.	14,598	3,496,367
Expeditors International of Washington, Inc.	20,257	2,564,536
Fastenal Co.	68,889	3,582,228
FedEx Corp.	29,280	8,735,102
Fortive Corp.	40,605	2,831,793
Fortune Brands Home & Security, Inc.	16,604	1,653,924
Generac Hldgs., Inc.*	7,551	3,134,798
General Dynamics Corp.	27,456	5,168,867
General Electric Co.	1,052,956	14,172,788
Honeywell International, Inc.	83,309	18,273,829
Howmet Aerospace, Inc.*	46,886	1,616,160
Huntington Ingalls Industries, Inc.	4,825	1,016,869
IDEX Corp.	9,108	2,004,215
IHS Markit Ltd.	44,933	5,062,152
Illinois Tool Works, Inc.	34,479	7,708,125
Ingersoll Rand, Inc.*	44,777	2,185,565
Jacobs Engineering Group, Inc.	15,619	2,083,887
JB Hunt Transport Svcs., Inc.	10,013	1,631,618
Johnson Controls International PLC	85,967	5,899,915
Kansas City Southern	10,907	3,090,717
L-3 Harris Technologies, Inc.	24,587	5,314,480
Leidos Hldgs., Inc.	15,945	1,612,040
Lockheed Martin Corp.	29,336	11,099,276
Masco Corp.	30,440	1,793,220
Nielsen Hldgs. PLC	43,000	1,060,810
Norfolk Southern Corp.	30,015	7,966,281

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Northrop Grumman Corp.	17,955	$6,525,386
Old Dominion Freight Line, Inc.	11,406	2,894,843
Otis Worldwide Corp.	48,385	3,956,441
PACCAR, Inc.	41,640	3,716,370
Parker-Hannifin Corp.	15,480	4,754,063
Pentair PLC	19,935	1,345,413
Quanta Svcs., Inc.	16,714	1,513,787
Raytheon Technologies Corp.	181,728	15,503,216
Republic Svcs., Inc. Cl A	25,256	2,778,413
Robert Half International, Inc.	13,528	1,203,586
Rockwell Automation, Inc.	13,923	3,982,256
Rollins, Inc.	26,563	908,455
Roper Technologies, Inc.	12,623	5,935,335
Snap-on, Inc.	6,487	1,449,390
Southwest Airlines Co.*	70,933	3,765,833
Stanley Black & Decker, Inc.	19,371	3,970,861
Teledyne Technologies, Inc.*	5,571	2,333,302
Textron, Inc.	27,073	1,861,810
Trane Technologies PLC	28,685	5,282,056
TransDigm Group, Inc.*	6,584	4,261,757
Union Pacific Corp.	79,680	17,524,022
United Airlines Hldgs., Inc.*	38,812	2,029,480
United Parcel Svc., Inc. Cl B	86,758	18,043,061
United Rentals, Inc.*	8,681	2,769,326
Verisk Analytics, Inc. Cl A	19,442	3,396,906
Waste Management, Inc.	46,582	6,526,604
Westinghouse Air Brake Technologies Corp.	21,309	1,753,731
WW Grainger, Inc.	5,250	2,299,500
Xylem, Inc.	21,595	2,590,536

		372,167,111

INFORMATION TECHNOLOGY (26.8%)
Accenture PLC Cl A	76,243	22,475,674
Adobe, Inc.*	57,334	33,577,084
Advanced Micro Devices, Inc.*	145,736	13,688,982
Akamai Technologies, Inc.*	19,550	2,279,530
Amphenol Corp. Cl A	71,681	4,903,697
Analog Devices, Inc.	44,239	7,616,186
ANSYS, Inc.*	10,453	3,627,818
Apple, Inc.	1,881,505	257,690,925

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Applied Materials, Inc.	110,069	$15,673,826
Arista Networks, Inc.*	6,591	2,387,985
Autodesk, Inc.*	26,390	7,703,241
Automatic Data Processing, Inc.	51,039	10,137,366
Broadcom, Inc.	48,974	23,352,762
Broadridge Financial Solutions, Inc.	13,929	2,249,951
Cadence Design Systems, Inc.*	33,377	4,566,641
CDW Corp.	16,817	2,937,089
Cisco Systems, Inc.	505,474	26,790,122
Citrix Systems, Inc.	14,893	1,746,502
Cognizant Technology Solutions Corp. Cl A	63,261	4,381,457
Corning, Inc.	92,926	3,800,673
DXC Technology Co.*	30,563	1,190,123
Enphase Energy, Inc.*	16,276	2,988,762
F5 Networks, Inc.*	7,151	1,334,806
Fidelity National Information Svcs., Inc.	74,381	10,537,556
Fiserv, Inc.*	71,438	7,636,008
FleetCor Technologies, Inc.*	9,997	2,559,832
Fortinet, Inc.*	16,259	3,872,731
Gartner, Inc.*	10,325	2,500,715
Global Payments, Inc.	35,410	6,640,791
Hewlett Packard Enterprise Co.	156,640	2,283,811
HP, Inc.	144,085	4,349,926
Intel Corp.	484,339	27,190,791
International Business Machines Corp.	107,174	15,710,637
Intuit, Inc.	32,776	16,065,812
IPG Photonics Corp.*	4,305	907,365
Jack Henry & Associates, Inc.	8,910	1,456,874
Juniper Networks, Inc.	39,311	1,075,156
Keysight Technologies, Inc.*	22,097	3,411,998
KLA Corp.	18,385	5,960,601
Lam Research Corp.	17,106	11,130,874
Mastercard, Inc. Cl A	104,926	38,307,433
Maxim Integrated Products, Inc.	32,189	3,391,433
Microchip Technology, Inc.	32,809	4,912,820
Micron Technology, Inc.*	134,508	11,430,490
Microsoft Corp.	903,376	244,724,558
Monolithic Power Systems, Inc.	5,158	1,926,255
Motorola Solutions, Inc.	20,351	4,413,114
NetApp, Inc.	26,700	2,184,594
NortonLifeLock, Inc.	69,562	1,893,478
NVIDIA Corp.	74,726	59,788,273
NXP Semiconductors NV	33,075	6,804,189

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Oracle Corp.	217,896	$16,961,025
Paychex, Inc.	38,469	4,127,724
Paycom Software, Inc.*	5,892	2,141,565
PayPal Hldgs., Inc.*	140,903	41,070,406
PTC, Inc.*	12,615	1,781,995
Qorvo, Inc.*	13,504	2,642,058
QUALCOMM, Inc.	135,298	19,338,143
Salesforce.com, Inc.*	111,069	27,130,825
Seagate Technology Hldgs. PLC	23,883	2,100,032
ServiceNow, Inc.*	23,683	13,014,993
Skyworks Solutions, Inc.	19,802	3,797,034
Synopsys, Inc.*	18,298	5,046,405
TE Connectivity Ltd.	39,609	5,355,533
Teradyne, Inc.	19,943	2,671,564
Texas Instruments, Inc.	110,772	21,301,456
Trimble, Inc.*	30,102	2,463,247
Tyler Technologies, Inc.*	4,886	2,210,280
VeriSign, Inc.*	11,887	2,706,551
Visa, Inc. Cl A	202,924	47,447,690
Western Digital Corp.*	36,758	2,616,067
Western Union Co.	49,088	1,127,551
Xilinx, Inc.	29,487	4,265,000
Zebra Technologies Corp. Cl A*	6,418	3,398,267

		1,194,884,728

MATERIALS (2.6%)
Air Products & Chemicals, Inc.	26,546	7,636,753
Albemarle Corp.	14,000	2,358,440
Amcor PLC	184,931	2,119,309
Avery Dennison Corp.	9,956	2,093,149
Ball Corp.	39,373	3,190,000
Celanese Corp. Cl A	13,510	2,048,116
CF Industries Hldgs., Inc.	25,730	1,323,809
Corteva, Inc.	88,412	3,921,072
Dow, Inc.	89,598	5,669,761
DuPont de Nemours, Inc.	63,828	4,940,925
Eastman Chemical Co.	16,374	1,911,665
Ecolab, Inc.	29,838	6,145,733
FMC Corp.	15,458	1,672,556
Freeport-McMoRan, Inc.	175,783	6,523,307
International Flavors & Fragrances, Inc.	29,857	4,460,636
International Paper Co.	46,987	2,880,773
Linde PLC	62,396	18,038,684
LyondellBasell Industries NV Cl A	30,880	3,176,626
Martin Marietta Materials, Inc.	7,481	2,631,891
Mosaic Co.	41,454	1,322,797
Newmont Corp.	96,096	6,090,564
Nucor Corp.	35,893	3,443,216
Packaging Corp. of America	11,394	1,542,975

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
PPG Industries, Inc.	28,438	$4,827,919
Sealed Air Corp.	18,230	1,080,128
Sherwin-Williams Co.	28,709	7,821,767
Vulcan Materials Co.	15,913	2,769,976
Westrock Co.	31,919	1,698,729

		113,341,276

REAL ESTATE (2.5%)
Alexandria Real Estate Equities, Inc.	16,454	2,993,641
American Tower Corp.	54,539	14,733,165
AvalonBay Communities, Inc.	16,745	3,494,514
Boston Properties, Inc.	17,036	1,952,155
CBRE Group, Inc. Cl A*	40,260	3,451,490
Crown Castle International Corp.	51,839	10,113,789
Digital Realty Trust, Inc.	33,775	5,081,787
Duke Realty Corp.	44,978	2,129,708
Equinix, Inc.	10,745	8,623,937
Equity Residential	41,271	3,177,867
Essex Property Trust, Inc.	7,796	2,338,878
Extra Space Storage, Inc.	16,040	2,627,673
Federal Realty Investment Trust	8,487	994,422
Healthpeak Properties, Inc.	64,643	2,151,966
Host Hotels & Resorts, Inc.*	84,692	1,447,386
Iron Mountain, Inc.	34,632	1,465,626
Kimco Realty Corp.	51,991	1,084,012
Mid-America Apartment Communities, Inc.	13,732	2,312,743
Prologis, Inc.	88,732	10,606,136
Public Storage	18,259	5,490,299
Realty Income Corp.	44,808	2,990,486
Regency Centers Corp.	18,948	1,213,998
SBA Communications Corp. Cl A	13,115	4,179,751
Simon Property Group, Inc.	39,406	5,141,695
UDR, Inc.	35,604	1,743,884
Ventas, Inc.	44,996	2,569,272
Vornado Realty Trust	18,832	878,889
Welltower, Inc.	50,080	4,161,648
Weyerhaeuser Co.	89,865	3,093,153

		112,243,970

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (2.4%)
AES Corp.	79,914	$2,083,358
Alliant Energy Corp.	30,002	1,672,912
Ameren Corp.	30,652	2,453,386
American Electric Power Co., Inc.	59,943	5,070,578
American Water Works Co., Inc.	21,766	3,354,794
Atmos Energy Corp.	15,673	1,506,332
CenterPoint Energy, Inc.	69,628	1,707,279
CMS Energy Corp.	34,719	2,051,199
Consolidated Edison, Inc.	41,119	2,949,055
Dominion Energy, Inc.	96,739	7,117,088
DTE Energy Co.	23,237	3,011,515
Duke Energy Corp.	92,264	9,108,302
Edison International	45,512	2,631,504
Entergy Corp.	24,068	2,399,580
Evergy, Inc.	27,500	1,661,825
Eversource Energy	41,197	3,305,647
Exelon Corp.	117,207	5,193,442
FirstEnergy Corp.	65,238	2,427,506
NextEra Energy, Inc.	235,266	17,240,292
NiSource, Inc.	47,045	1,152,603
NRG Energy, Inc.	29,357	1,183,087
Pinnacle West Capital Corp.	13,524	1,108,562
PPL Corp.	92,289	2,581,323
Public Svc. Enterprise Group, Inc.	60,583	3,619,228
Sempra Energy	37,791	5,006,552
Southern Co.	126,978	7,683,439
WEC Energy Group, Inc.	37,835	3,365,423
Xcel Energy, Inc.	64,555	4,252,883

		106,898,694

TOTAL INDEXED ASSETS —COMMON STOCKS (Cost: $2,077,464,389) 97.8%		4,356,904,462

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.0%)
U.S. Treasury Bill	A-1+	0.00	08/17/21	$1,500,000	$1,499,997
U.S. Treasury Bill	A-1+	0.01	07/13/21	36,600,000	36,599,931
U.S. Treasury Bill	A-1+	0.01	07/20/21	5,500,000	5,499,985
U.S. Treasury Bill (1)	A-1+	0.01	07/27/21	7,500,000	7,499,944
U.S. Treasury Bill	A-1+	0.01	08/03/21	7,000,000	6,999,926
U.S. Treasury Bill	A-1+	0.04	07/01/21	5,600,000	5,600,000
U.S. Treasury Bill	A-1+	0.05	08/05/21	23,700,000	23,698,929

					87,398,712

COMMERCIAL PAPER (0.0%) (2)
Sounthern California Gas Co.†	A-1	0.06	07/01/21	2,200,000	2,200,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $89,598,712) 2.0%					89,598,712

				Shares	Value
WARRANTS
ENERGY (0.0%) (2)
Occidental Petroleum Corp. — expiring 08/03/2027*				13,817	$192,194

TOTAL WARRANTS (Cost: $68,394) 0.0% (2)					192,194

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		0.01	07/01/21	$2,364,836	$2,364,836

TOTAL TEMPORARY CASH INVESTMENT (Cost: $2,364,836) 0.1%					2,364,836

TOTAL INVESTMENTS (Cost: $2,169,496,331) 99.9%					4,449,060,204

OTHER NET ASSETS 0.1%					4,291,976

NET ASSETS 100.0%					$4,453,352,180

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (6.5%)
Activision Blizzard, Inc.	4,550	$434,252
Alphabet, Inc. Cl A*	1,741	4,251,156
Alphabet, Inc. Cl C*	1,649	4,132,922
AT&T, Inc.	41,265	1,187,607
Charter Communications, Inc. Cl A*	795	573,553
Comcast Corp. Cl A	26,662	1,520,267
Discovery, Inc. Cl A*	957	29,361
Discovery, Inc. Cl C*	1,722	49,904
DISH Network Corp. Cl A*	1,457	60,903
Electronic Arts, Inc.	1,659	238,614
Facebook, Inc. Cl A*	13,901	4,833,517
Fox Corp. Cl A	1,832	68,022
Fox Corp. Cl B	848	29,850
Interpublic Group of Cos., Inc.	2,316	75,247
Live Nation Entertainment, Inc.*	834	73,050
Lumen Technologies, Inc.	5,742	78,034
Netflix, Inc.*	2,520	1,331,089
News Corp. Cl A	2,272	58,549
News Corp. Cl B	703	17,118
Omnicom Group, Inc.	1,268	101,427
Take-Two Interactive Software, Inc.*	666	117,896
T-Mobile US, Inc.*	3,363	487,063
Twitter, Inc.*	4,640	319,278
Verizon Communications, Inc.	24,030	1,346,401
ViacomCBS, Inc. Cl B	3,480	157,296
Walt Disney Co.*	10,525	1,849,979

		23,422,355

CONSUMER DISCRETIONARY (7.2%)
Advance Auto Parts, Inc.	377	77,338
Amazon.com, Inc.*	2,460	8,462,793
Aptiv PLC*	1,585	249,368
AutoZone, Inc.*	125	186,528
Best Buy Co., Inc.	1,297	149,129
Booking Hldgs., Inc.*	239	522,954
BorgWarner, Inc.	1,416	68,733
Caesars Entertainment, Inc.*	1,222	126,782
CarMax, Inc.*	948	122,434
Carnival Corp.*	4,608	121,467
Chipotle Mexican Grill, Inc. Cl A*	161	249,605
Darden Restaurants, Inc.	760	110,952
Dollar General Corp.	1,356	293,425
Dollar Tree, Inc.*	1,329	132,235
Domino’s Pizza, Inc.	223	104,027
DR Horton, Inc.	1,846	166,823
eBay, Inc.	3,803	267,009
Etsy, Inc.*	727	149,646
Expedia Group, Inc.*	823	134,733
Ford Motor Co.*	22,689	337,159
Gap, Inc.	1,209	40,683

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Garmin Ltd.	870	$125,837
General Motors Co.*	7,420	439,041
Genuine Parts Co.	842	106,488
Hanesbrands, Inc.	2,025	37,807
Hasbro, Inc.	739	69,850
Hilton Worldwide Hldgs., Inc.*	1,625	196,007
Home Depot, Inc.	6,153	1,962,130
L Brands, Inc.	1,326	95,552
Las Vegas Sands Corp.*	1,908	100,533
Leggett & Platt, Inc.	777	40,256
Lennar Corp. Cl A	1,514	150,416
LKQ Corp.*	1,612	79,343
Lowe’s Cos., Inc.	4,058	787,130
Marriott International, Inc. Cl A*	1,560	212,971
McDonald’s Corp.	4,364	1,008,040
MGM Resorts International	2,354	100,398
Mohawk Industries, Inc.*	343	65,921
Newell Brands, Inc.	2,186	60,049
NIKE, Inc. Cl B	7,354	1,136,119
Norwegian Cruise Line Hldgs. Ltd.*	2,158	63,467
NVR, Inc.*	20	99,466
O’Reilly Automotive, Inc.*	402	227,616
Penn National Gaming, Inc.*	864	66,087
Pool Corp.	232	106,409
PulteGroup, Inc.	1,501	81,910
PVH Corp.*	412	44,327
Ralph Lauren Corp. Cl A	278	32,751
Ross Stores, Inc.	2,069	256,556
Royal Caribbean Cruises Ltd.*	1,263	107,709
Starbucks Corp.	6,871	768,247
Tapestry, Inc.*	1,622	70,525
Target Corp.	2,848	688,476
Tesla, Inc.*	4,428	3,009,712
TJX Cos., Inc.	6,967	469,715
Tractor Supply Co.	673	125,218
Ulta Beauty, Inc.*	314	108,572
Under Armour, Inc. Cl A*	1,093	23,117
Under Armour, Inc. Cl C*	1,136	21,096
VF Corp.	1,850	151,774
Whirlpool Corp.	361	78,705
Wynn Resorts Ltd.*	609	74,481
Yum! Brands, Inc.	1,735	199,577

		25,723,224

CONSUMER STAPLES (3.4%)
Altria Group, Inc.	10,782	514,086
Archer-Daniels-Midland Co.	3,254	197,192
Brown-Forman Corp. Cl B	1,066	79,886
Campbell Soup Co.	1,174	53,523
Church & Dwight Co., Inc.	1,432	122,035
Clorox Co.	718	129,175
Coca-Cola Co.	22,578	1,221,696
Colgate-Palmolive Co.	4,907	399,184

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Conagra Brands, Inc.	2,786	$101,355
Constellation Brands, Inc. Cl A	989	231,317
Costco Wholesale Corp.	2,558	1,012,124
Estee Lauder Cos., Inc. Cl A	1,349	429,090
General Mills, Inc.	3,546	216,058
Hershey Co.	850	148,053
Hormel Foods Corp.	1,635	78,071
JM Smucker Co.	639	82,795
Kellogg Co.	1,462	94,050
Kimberly-Clark Corp.	1,952	261,139
Kraft Heinz Co.	3,803	155,086
Kroger Co.	4,398	168,487
Lamb Weston Hldgs., Inc.	850	68,561
McCormick & Co., Inc.	1,440	127,181
Molson Coors Beverage Co. Cl B*	1,103	59,220
Mondelez International, Inc. Cl A	8,158	509,386
Monster Beverage Corp.*	2,128	194,393
PepsiCo, Inc.	8,048	1,192,472
Philip Morris International, Inc.	9,045	896,450
Procter & Gamble Co.	14,206	1,916,816
Sysco Corp.	2,970	230,918
Tyson Foods, Inc. Cl A	1,720	126,867
Walgreens Boots Alliance, Inc.	4,248	223,487
Walmart, Inc.	8,051	1,135,352

		12,375,505

ENERGY (1.7%)
APA Corp.	2,148	46,461
Baker Hughes Co. Cl A	4,273	97,724
Cabot Oil & Gas Corp.	2,297	40,106
Chevron Corp.	11,255	1,178,849
ConocoPhillips	7,754	472,219
Devon Energy Corp.	3,450	100,705
Diamondback Energy, Inc.	1,044	98,021
EOG Resources, Inc.	3,350	279,524
Exxon Mobil Corp.	24,434	1,541,297
Halliburton Co.	5,170	119,530
Hess Corp.	1,582	138,140
Kinder Morgan, Inc.	11,360	207,093
Marathon Oil Corp.	4,520	61,562
Marathon Petroleum Corp.	3,634	219,566
NOV, Inc.*	2,242	34,347
Occidental Petroleum Corp.	4,719	147,563
ONEOK, Inc.	2,566	142,772
Phillips 66	2,528	216,953
Pioneer Natural Resources Co.	1,338	217,452
Schlumberger NV	8,114	259,729
Valero Energy Corp.	2,361	184,347
Williams Cos., Inc.	7,050	187,177

		5,991,137

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (6.7%)
Aflac, Inc.	3,698	$198,435
Allstate Corp.	1,742	227,226
American Express Co.	3,823	631,674
American International Group, Inc.	5,056	240,666
Ameriprise Financial, Inc.	682	169,736
Aon PLC Cl A	1,298	309,911
Arthur J. Gallagher & Co.	1,182	165,574
Assurant, Inc.	354	55,288
Bank of America Corp.	44,196	1,822,201
Bank of New York Mellon Corp.	4,716	241,601
Berkshire Hathaway, Inc. Cl B*	11,064	3,074,907
BlackRock, Inc. Cl A	837	732,350
Capital One Financial Corp.	2,657	411,011
Cboe Global Markets, Inc.	626	74,525
Charles Schwab Corp.	8,650	629,806
Chubb Ltd.	2,618	416,105
Cincinnati Financial Corp.	875	102,042
Citigroup, Inc.	12,044	852,113
Citizens Financial Group, Inc.	2,491	114,262
CME Group, Inc. Cl A	2,096	445,777
Comerica, Inc.	809	57,714
Discover Financial Svcs.	1,786	211,266
Everest Re Group Ltd.	236	59,474
Fifth Third Bancorp	4,093	156,475
First Republic Bank	1,016	190,165
Franklin Resources, Inc.	1,591	50,896
Globe Life, Inc.	560	53,340
Goldman Sachs Group, Inc.	1,996	757,542
Hartford Financial Svcs. Group, Inc.	2,097	129,951
Huntington Bancshares, Inc.	8,642	123,321
Intercontinental Exchange, Inc.	3,265	387,556
Invesco Ltd.	2,231	59,635
iShares Core S&P 500 ETF	26	11,178
JPMorgan Chase & Co.	17,679	2,749,792
KeyCorp.	5,661	116,900
Lincoln National Corp.	1,064	66,862
Loews Corp.	1,303	71,209
M&T Bank Corp.	751	109,128
MarketAxess Hldgs., Inc.	221	102,453
Marsh & McLennan Cos., Inc.	2,967	417,398
MetLife, Inc.	4,393	262,921
Moody’s Corp.	948	343,527
Morgan Stanley	8,771	804,213
MSCI, Inc. Cl A	477	254,279
Nasdaq, Inc.	668	117,434
Northern Trust Corp.	1,214	140,363
People’s United Financial, Inc.	2,486	42,610
PNC Financial Svcs. Group, Inc.	2,463	469,842

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Principal Financial Group, Inc.	1,483	$93,711
Progressive Corp.	3,398	333,718
Prudential Financial, Inc.	2,313	237,013
Raymond James Financial, Inc.	713	92,619
Regions Financial Corp.	5,583	112,665
S&P Global, Inc.	1,415	580,787
State Street Corp.	2,054	169,003
SVB Financial Group*	314	174,719
Synchrony Financial	3,184	154,488
T. Rowe Price Group, Inc.	1,319	261,122
Travelers Cos., Inc.	1,474	220,672
Truist Financial Corp.	7,878	437,229
U.S. Bancorp	7,919	451,145
Unum Group	1,198	34,023
Wells Fargo & Co.	24,020	1,087,866
Willis Towers Watson PLC	747	171,825
WR Berkley Corp.	820	61,033
Zions Bancorporation	950	50,217

		23,956,509

HEALTH CARE (7.6%)
Abbott Laboratories	10,279	1,191,644
AbbVie, Inc.	10,251	1,154,673
ABIOMED, Inc.*	258	80,524
Agilent Technologies, Inc.	1,749	258,520
Alexion Pharmaceuticals, Inc.*	1,274	234,046
Align Technology, Inc.*	416	254,176
AmerisourceBergen Corp. Cl A	862	98,690
Amgen, Inc.	3,345	815,344
Anthem, Inc.	1,421	542,538
Baxter International, Inc.	2,904	233,772
Becton Dickinson & Co.	1,668	405,641
Biogen, Inc.*	862	298,485
Bio-Rad Laboratories, Inc. Cl A*	123	79,248
Boston Scientific Corp.*	8,230	351,915
Bristol-Myers Squibb Co.	12,926	863,715
Cardinal Health, Inc.	1,695	96,767
Catalent, Inc.*	991	107,147
Centene Corp.*	3,392	247,379
Cerner Corp.	1,720	134,435
Charles River Laboratories International, Inc.*	290	107,277
Cigna Corp.	1,989	471,532
Cooper Cos., Inc.	283	112,144
CVS Health Corp.	7,673	640,235
Danaher Corp.	3,626	973,073
DaVita, Inc.*	404	48,654
DENTSPLY SIRONA, Inc.	1,276	80,720
Dexcom, Inc.*	552	235,704
Edwards Lifesciences Corp.*	3,563	369,020
Eli Lilly & Co.	4,618	1,059,923

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Gilead Sciences, Inc.	7,289	$501,920
HCA Healthcare, Inc.	1,539	318,173
Henry Schein, Inc.*	820	60,836
Hologic, Inc.*	1,469	98,012
Humana, Inc.	743	328,941
IDEXX Laboratories, Inc.*	492	310,723
Illumina, Inc.*	842	398,443
Incyte Corp.*	1,066	89,683
Intuitive Surgical, Inc.*	681	626,275
IQVIA Hldgs., Inc.*	1,108	268,491
Johnson & Johnson	15,309	2,522,005
Laboratory Corp. of America Hldgs.*	560	154,476
McKesson Corp.	917	175,367
Medtronic PLC	7,805	968,835
Merck & Co., Inc.	14,681	1,141,741
Mettler-Toledo International, Inc.*	133	184,250
Organon & Co.*	1,488	45,027
PerkinElmer, Inc.	640	98,822
Perrigo Co. PLC	768	35,213
Pfizer, Inc.	32,541	1,274,306
Quest Diagnostics, Inc.	749	98,845
Regeneron Pharmaceuticals, Inc.*	601	335,683
ResMed, Inc.	838	206,584
STERIS PLC	566	116,766
Stryker Corp.	1,899	493,227
Teleflex, Inc.	271	108,885
Thermo Fisher Scientific, Inc.	2,260	1,140,102
UnitedHealth Group, Inc.	5,506	2,204,823
Universal Health Svcs., Inc. Cl B	456	66,772
Vertex Pharmaceuticals, Inc.*	1,496	301,638
Viatris, Inc.	7,046	100,687
Waters Corp.*	355	122,691
West Pharmaceutical Svcs., Inc.	423	151,899
Zimmer Biomet Hldgs., Inc.	1,204	193,627
Zoetis, Inc. Cl A	2,741	510,813

		27,301,522

INDUSTRIALS (5.0%)
3M Co.	3,362	667,794
Alaska Air Group, Inc.*	704	42,458
Allegion PLC	524	72,993
American Airlines Group, Inc.*	3,677	77,989
AMETEK, Inc.	1,348	179,958
AO Smith Corp.	778	56,063
Boeing Co.*	3,173	760,124
Carrier Global Corp.	4,759	231,287
Caterpillar, Inc.	3,135	682,270
CH Robinson Worldwide, Inc.	772	72,313
Cintas Corp.	510	194,820
Copart, Inc.*	1,204	158,723

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
CSX Corp.	13,209	$423,745
Cummins, Inc.	851	207,482
Deere & Co.	1,790	631,351
Delta Air Lines, Inc.*	3,644	157,640
Dover Corp.	835	125,751
Eaton Corp. PLC	2,325	344,519
Emerson Electric Co.	3,492	336,070
Equifax, Inc.	703	168,376
Expeditors International of Washington, Inc.	979	123,941
Fastenal Co.	3,301	171,652
FedEx Corp.	1,404	418,855
Fortive Corp.	1,945	135,644
Fortune Brands Home & Security, Inc.	798	79,489
Generac Hldgs., Inc.*	354	146,963
General Dynamics Corp.	1,323	249,068
General Electric Co.	50,708	682,530
Honeywell International, Inc.	4,029	883,761
Howmet Aerospace, Inc.*	2,272	78,316
Huntington Ingalls Industries, Inc.	233	49,105
IDEX Corp.	438	96,382
IHS Markit Ltd.	2,203	248,190
Illinois Tool Works, Inc.	1,666	372,451
Ingersoll Rand, Inc.*	2,146	104,746
Jacobs Engineering Group, Inc.	762	101,666
JB Hunt Transport Svcs., Inc.	485	79,031
Johnson Controls International PLC	4,166	285,912
Kansas City Southern	525	148,769
L-3 Harris Technologies, Inc.	1,181	255,273
Leidos Hldgs., Inc.	765	77,341
Lockheed Martin Corp.	1,410	533,473
Masco Corp.	1,460	86,009
Nielsen Hldgs. PLC	2,077	51,240
Norfolk Southern Corp.	1,455	386,171
Northrop Grumman Corp.	860	312,550
Old Dominion Freight Line, Inc.	549	139,336
Otis Worldwide Corp.	2,351	192,242
PACCAR, Inc.	2,019	180,196
Parker-Hannifin Corp.	744	228,490
Pentair PLC	958	64,655
Quanta Svcs., Inc.	806	72,999
Raytheon Technologies Corp.	8,789	749,790
Republic Svcs., Inc. Cl A	1,222	134,432
Robert Half International, Inc.	656	58,364
Rockwell Automation, Inc.	669	191,347
Rollins, Inc.	1,279	43,742
Roper Technologies, Inc.	603	283,531
Snap-on, Inc.	313	69,934
Southwest Airlines Co.*	3,412	181,143
Stanley Black & Decker, Inc.	925	189,616

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Teledyne Technologies, Inc.*	267	$111,827
Textron, Inc.	1,319	90,708
Trane Technologies PLC	1,397	257,244
TransDigm Group, Inc.*	321	207,780
Union Pacific Corp.	3,872	851,569
United Airlines Hldgs., Inc.*	1,840	96,214
United Parcel Svc., Inc. Cl B	4,149	862,868
United Rentals, Inc.*	424	135,260
Verisk Analytics, Inc. Cl A	938	163,887
Waste Management, Inc.	2,245	314,547
Westinghouse Air Brake Technologies Corp.	1,025	84,357
WW Grainger, Inc.	254	111,252
Xylem, Inc.	1,034	124,039

		17,941,623

INFORMATION TECHNOLOGY (16.0%)
Accenture PLC Cl A	3,684	1,086,006
Adobe, Inc.*	2,687	1,573,615
Advanced Micro Devices, Inc.*	6,942	652,062
Akamai Technologies, Inc.*	945	110,187
Amphenol Corp. Cl A	3,497	239,230
Analog Devices, Inc.	2,149	369,972
ANSYS, Inc.*	501	173,877
Apple, Inc.	90,624	12,411,863
Applied Materials, Inc.	5,481	780,494
Arista Networks, Inc.*	319	115,577
Autodesk, Inc.*	1,245	363,415
Automatic Data Processing, Inc.	2,487	493,968
Broadcom, Inc.	2,371	1,130,588
Broadridge Financial Solutions, Inc.	671	108,387
Cadence Design Systems, Inc.*	1,601	219,049
CDW Corp.	814	142,165
Cisco Systems, Inc.	24,614	1,304,542
Citrix Systems, Inc.	721	84,552
Cognizant Technology Solutions Corp. Cl A	3,054	211,520
Corning, Inc.	4,517	184,745
DXC Technology Co.*	1,510	58,799
Enphase Energy, Inc.*	759	139,375
F5 Networks, Inc.*	350	65,331
Fidelity National Information Svcs., Inc.	3,587	508,170
Fiserv, Inc.*	3,452	368,984
FleetCor Technologies, Inc.*	483	123,677
Fortinet, Inc.*	782	186,265
Gartner, Inc.*	492	119,163
Global Payments, Inc.	1,696	318,068
Hewlett Packard Enterprise Co.	7,603	110,852
HP, Inc.	6,910	208,613
Intel Corp.	23,918	1,342,756

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
International Business Machines Corp.	5,179	$759,190
Intuit, Inc.	1,570	769,567
IPG Photonics Corp.*	212	44,683
Jack Henry & Associates, Inc.	425	69,492
Juniper Networks, Inc.	1,899	51,938
Keysight Technologies, Inc.*	1,066	164,601
KLA Corp.	912	295,679
Lam Research Corp.	851	553,746
Mastercard, Inc. Cl A	5,048	1,842,974
Maxim Integrated Products, Inc.	1,564	164,783
Microchip Technology, Inc.	1,613	241,531
Micron Technology, Inc.*	6,699	569,281
Microsoft Corp.	43,275	11,723,197
Monolithic Power Systems, Inc.	248	92,616
Motorola Solutions, Inc.	986	213,814
NetApp, Inc.	1,313	107,430
NortonLifeLock, Inc.	3,375	91,868
NVIDIA Corp.	3,584	2,867,558
NXP Semiconductors NV	1,610	331,209
Oracle Corp.	10,598	824,948
Paychex, Inc.	1,873	200,973
Paycom Software, Inc.*	281	102,135
PayPal Hldgs., Inc.*	6,786	1,977,983
PTC, Inc.*	609	86,027
Qorvo, Inc.*	665	130,107
QUALCOMM, Inc.	6,563	938,050
Salesforce.com, Inc.*	5,306	1,296,097
Seagate Technology Hldgs. PLC	1,167	102,614
ServiceNow, Inc.*	1,130	620,991
Skyworks Solutions, Inc.	968	185,614
Synopsys, Inc.*	877	241,868
TE Connectivity Ltd.	1,938	262,037
Teradyne, Inc.	981	131,415
Texas Instruments, Inc.	5,410	1,040,343
Trimble, Inc.*	1,451	118,735
Tyler Technologies, Inc.*	232	104,950
VeriSign, Inc.*	569	129,556
Visa, Inc. Cl A	9,788	2,288,630
Western Digital Corp.*	1,803	128,319
Western Union Co.	2,359	54,186
Xilinx, Inc.	1,407	203,508
Zebra Technologies Corp. Cl A*	315	166,790

		57,596,900

MATERIALS (1.5%)
Air Products & Chemicals, Inc.	1,281	368,518
Albemarle Corp.	682	114,890
Amcor PLC	8,929	102,326
Avery Dennison Corp.	483	101,546

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Ball Corp.	1,891	$153,209
Celanese Corp. Cl A	655	99,298
CF Industries Hldgs., Inc.	1,249	64,261
Corteva, Inc.	4,279	189,774
Dow, Inc.	4,345	274,952
DuPont de Nemours, Inc.	3,091	239,274
Eastman Chemical Co.	787	91,882
Ecolab, Inc.	1,445	297,627
FMC Corp.	764	82,665
Freeport-McMoRan, Inc.	8,513	315,918
International Flavors & Fragrances, Inc.	1,437	214,688
International Paper Co.	2,276	139,541
Linde PLC	3,013	871,058
LyondellBasell Industries NV Cl A	1,486	152,865
Martin Marietta Materials, Inc.	363	127,707
Mosaic Co.	1,996	63,692
Newmont Corp.	4,611	292,245
Nucor Corp.	1,738	166,726
Packaging Corp. of America	550	74,481
PPG Industries, Inc.	1,373	233,094
Sealed Air Corp.	869	51,488
Sherwin-Williams Co.	1,376	374,891
Vulcan Materials Co.	766	133,338
Westrock Co.	1,535	81,693

		5,473,647

REAL ESTATE (1.5%)
Alexandria Real Estate Equities, Inc.	779	141,731
American Tower Corp.	2,628	709,928
AvalonBay Communities, Inc.	802	167,369
Boston Properties, Inc.	818	93,735
CBRE Group, Inc. Cl A*	1,940	166,316
Crown Castle International Corp.	2,496	486,970
Digital Realty Trust, Inc.	1,617	243,294
Duke Realty Corp.	2,169	102,702
Equinix, Inc.	517	414,944
Equity Residential	1,971	151,767
Essex Property Trust, Inc.	374	112,204
Extra Space Storage, Inc.	768	125,814
Federal Realty Investment Trust	410	48,040
Healthpeak Properties, Inc.	3,122	103,931
Host Hotels & Resorts, Inc.*	4,118	70,377
Iron Mountain, Inc.	1,685	71,309
Kimco Realty Corp.	2,510	52,333
Mid-America Apartment Communities, Inc.	659	110,989
Prologis, Inc.	4,265	509,795
Public Storage	869	261,300
Realty Income Corp.	2,160	144,158
Regency Centers Corp.	912	58,432
SBA Communications Corp. Cl A	631	201,100

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Simon Property Group, Inc.	1,901	$248,042
UDR, Inc.	1,703	83,413
Ventas, Inc.	2,157	123,165
Vornado Realty Trust	911	42,516
Welltower, Inc.	2,428	201,767
Weyerhaeuser Co.	4,348	149,658

		5,397,099

UTILITIES (1.5%)
AES Corp.	3,924	102,299
Alliant Energy Corp.	1,453	81,019
Ameren Corp.	1,489	119,180
American Electric Power Co., Inc.	2,920	247,003
American Water Works Co., Inc.	1,053	162,299
Atmos Energy Corp.	763	73,332
CenterPoint Energy, Inc.	3,393	83,196
CMS Energy Corp.	1,686	99,609
Consolidated Edison, Inc.	1,998	143,297
Dominion Energy, Inc.	4,695	345,411
DTE Energy Co.	1,120	145,152
Duke Energy Corp.	4,475	441,772

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Edison International	2,198	$127,088
Entergy Corp.	1,168	116,450
Evergy, Inc.	1,331	80,432
Eversource Energy	1,989	159,597
Exelon Corp.	5,727	253,764
FirstEnergy Corp.	3,140	116,840
NextEra Energy, Inc.	11,252	824,547
NiSource, Inc.	2,285	55,983
NRG Energy, Inc.	1,459	58,798
Pinnacle West Capital Corp.	656	53,772
PPL Corp.	4,495	125,725
Public Svc. Enterprise Group, Inc.	2,952	176,352
Sempra Energy	1,830	242,438
Southern Co.	6,183	374,133
WEC Energy Group, Inc.	1,834	163,134
Xcel Energy, Inc.	3,133	206,402

		5,179,024

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $105,174,863 ) 58.6%		210,358,545

	Rating**	Rate(%)	Maturity	Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.6%)
U.S. Treasury Bill (1)	A-1+	0.01	07/27/21	$500,000	$499,996
U.S. Treasury Bill	A-1+	0.01	08/03/21	1,500,000	1,499,991

					1,999,987

TOTAL INDEXED ASSETS-SHORT TERM-DEBT (0.6%) (Cost: $1,999,987) 0.6%					1,999,987

				Shares	Value
WARRANTS:
ENERGY (0.0%) (2)
Occidental Petroleum Corp. — expiring 08/03/2027*				16	$222

TOTAL INDEXED ASSETS-WARRANTS (Cost: $79 ) 0.0% (2)					222

TOTAL INDEXED ASSETS (Cost: $107,174,929) 59.2%					212,358,754

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.1%)
Bandwidth, Inc. Cl A*	1,309	$180,537
Cardlytics, Inc.*	2,750	349,057
Cogent Communications Hldgs., Inc.	3,108	238,974
Discovery, Inc. Cl A*	5,222	160,211
Discovery, Inc. Cl C*	3,346	96,967
Fox Corp. Cl A	10,289	382,031
Magnite, Inc.*	2,589	87,612
ORBCOMM, Inc.*	16,739	188,147
Take-Two Interactive Software, Inc.*	3,138	555,488
TEGNA, Inc.	40,206	754,264
Twitter, Inc.*	5,440	374,327
World Wrestling Entertainment, Inc. Cl A	1,932	111,844
Zynga, Inc. Cl A*	46,444	493,700

		3,973,159

CONSUMER DISCRETIONARY (5.1%)
Aptiv PLC*	1,891	297,511
AutoZone, Inc.*	488	728,203
Bed Bath & Beyond, Inc.*	5,010	166,783
Bloomin’ Brands, Inc.*	39,159	1,062,775
Bright Horizons Family Solutions, Inc.*	2,435	358,213
Caesars Entertainment, Inc.*	3,643	377,962
Capri Hldgs. Ltd.*	15,867	907,433
Darden Restaurants, Inc.	3,807	555,784
Five Below, Inc.*	5,974	1,154,595
Foot Locker, Inc.	2,577	158,820
Ford Motor Co.*	19,747	293,440
Fox Factory Hldg. Corp.*	2,415	375,919
Golden Entertainment, Inc.*	5,583	250,118
Haverty Furniture Cos., Inc.	3,834	163,942
Johnson Outdoors, Inc. Cl A	813	98,373
Lithia Motors, Inc. Cl A	2,134	733,327
Marriott Vacations Worldwide Corp.*	8,900	1,417,770
NVR, Inc.*	78	387,917
Oxford Industries, Inc.	4,470	441,815
Ralph Lauren Corp. Cl A	3,915	461,226
Red Rock Resorts, Inc. Cl A*	11,156	474,130
Skyline Champion Corp.*	13,984	745,347
Sonic Automotive, Inc. Cl A	15,274	683,359
Sonos, Inc.*	17,949	632,343
Stamps.com, Inc.*	737	147,614
Steven Madden Ltd.	32,917	1,440,448
Taylor Morrison Home Corp. Cl A*	20,432	539,814
Tempur Sealy International, Inc.	13,549	530,985
Tractor Supply Co.	3,245	603,765
Williams-Sonoma, Inc.	8,304	1,325,734
XPEL, Inc.*	4,434	371,879
YETI Hldgs., Inc.*	3,969	364,433

		18,251,777

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (1.0%)
BJ’s Wholesale Club Hldgs., Inc.*	4,325	$205,783
Church & Dwight Co., Inc.	6,797	579,240
Constellation Brands, Inc. Cl A	4,964	1,161,030
Crimson Wine Group Ltd.*	39,259	358,827
Freshpet, Inc.*	933	152,042
TreeHouse Foods, Inc.*	25,030	1,114,336
Tyson Foods, Inc. Cl A	1,424	105,034

		3,676,292

ENERGY (1.7%)
Baker Hughes Co. Cl A	17,183	392,975
ChampionX Corp.*	22,773	584,128
Cheniere Energy, Inc.*	6,590	571,617
Devon Energy Corp.	49,865	1,455,560
EQT Corp.*	19,380	431,399
Hess Corp.	1,751	152,897
MPLX LP	4,600	136,206
Northern Oil & Gas, Inc.	8,631	179,266
PDC Energy, Inc.	11,713	536,338
Renewable Energy Group, Inc.*	6,797	423,725
Southwestern Energy Co.*	93,619	530,820
Williams Cos., Inc.	26,987	716,504

		6,111,435

FINANCIALS (5.9%)
Altabancorp	5,328	230,756
American Equity Investment Life Hldg. Co.	9,136	295,276
American Financial Group, Inc.	4,097	510,978
Ameriprise Financial, Inc.	4,613	1,148,084
Argo Group International Hldgs. Ltd.	4,446	230,436
BancFirst Corp.	3,137	195,843
Bank of Marin Bancorp	4,122	131,492
Banner Corp.	8,507	461,164
Brookline Bancorp, Inc.	25,844	386,368
Brown & Brown, Inc.	7,351	390,632
Bryn Mawr Bank Corp.	6,362	268,413
Dime Community Bancshares, Inc.	7,366	247,645
Discover Financial Svcs.	6,647	786,274
Eastern Bankshares, Inc.	32,827	675,251
Ellington Financial, Inc.	24,266	464,694
Enterprise Financial Svcs. Corp.	8,866	411,294
Essent Group Ltd.	10,164	456,872
Everest Re Group Ltd.	926	233,362
Fifth Third Bancorp	27,995	1,070,249
First Financial Bankshares, Inc.	3,471	170,530
First Foundation, Inc.	8,301	186,856
First Interstate BancSystem, Inc. Cl A	12,580	526,221

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
First Republic Bank	3,079	$576,296
Globe Life, Inc.	4,377	416,909
Goosehead Insurance, Inc. Cl A	2,260	287,698
Green Dot Corp. Cl A*	17,434	816,783
Hancock Whitney Corp.	11,109	493,684
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,531	142,116
Hartford Financial Svcs. Group, Inc.	10,912	676,217
Houlihan Lokey, Inc. Cl A	3,152	257,802
Investors Bancorp, Inc.	18,139	258,662
iShares Micro-Cap ETF	1,070	163,282
iShares Russell 2000 Growth ETF	877	273,352
iShares Russell 2000 Value ETF	85	14,091
KeyCorp.	14,714	303,844
Lincoln National Corp.	2,169	136,300
Moelis & Co. Cl A	5,305	301,802
MSCI, Inc. Cl A	624	332,642
Peoples Bancorp, Inc.	2,590	76,716
Primerica, Inc.	4,832	739,973
Progressive Corp.	3,800	373,198
Raymond James Financial, Inc.	2,874	373,332
Reinsurance Group of America, Inc. Cl A	1,673	190,722
RLI Corp.	1,872	195,793
Selective Insurance Group, Inc.	6,295	510,839
Signature Bank	1,098	269,724
Starwood Property Trust, Inc.	22,596	591,337
Stifel Financial Corp.	4,325	280,520
Stock Yards Bancorp, Inc.	14,444	735,055
SVB Financial Group*	575	319,947
Synchrony Financial	4,509	218,776
TriCo Bancshares	6,671	284,051
UMB Financial Corp.	4,682	435,707
Voya Financial, Inc.	2,963	182,224
Webster Financial Corp.	7,060	376,580
Zions Bancorporation	4,796	253,516

		21,338,180

HEALTH CARE (5.1%)
ACADIA Pharmaceuticals, Inc.*	7,374	179,852
Acceleron Pharma, Inc.*	1,003	125,866
Agilent Technologies, Inc.	6,178	913,170
Alder Biopharmaceuticals, Inc. — contingent value rights*	6,208	5,463	††
Align Technology, Inc.*	654	399,594
Allakos, Inc.*	1,093	93,309
Amicus Therapeutics, Inc.*	9,261	89,276
Arena Pharmaceuticals, Inc.*	2,108	143,766

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Arrowhead Pharmaceuticals, Inc.*	2,259	$187,090
Biohaven Pharmaceutical Hldg. Co. Ltd.*	3,421	332,111
Blueprint Medicines Corp.*	2,023	177,943
CareDx, Inc.*	2,685	245,731
Centene Corp.*	3,071	223,968
Chemed Corp.	611	289,919
ChemoCentryx, Inc.*	2,358	31,574
Coherus Biosciences, Inc.*	5,937	82,109
CONMED Corp.	1,878	258,094
Emergent BioSolutions, Inc.*	1,532	96,501
Envista Hldgs. Corp.*	4,944	213,630
Esperion Therapeutics, Inc.*	3,438	72,714
Exact Sciences Corp.*	1,499	186,341
Fate Therapeutics, Inc.*	2,995	259,936
FibroGen, Inc.*	3,156	84,044
Hill-Rom Hldgs., Inc.	1,927	218,888
Horizon Therapeutics PLC*	8,364	783,205
Humana, Inc.	702	310,789
IDEXX Laboratories, Inc.*	556	351,141
ImmunityBio, Inc.*	5,516	78,768
Incyte Corp.*	1,890	159,005
Inmode Ltd.*	1,644	155,654
Insmed, Inc.*	4,277	121,723
Inspire Medical Systems, Inc.*	1,073	207,368
Insulet Corp.*	948	260,235
Intersect ENT, Inc.*	5,362	91,637
Invitae Corp.*	3,057	103,113
iRhythm Technologies, Inc.*	1,334	88,511
Karyopharm Therapeutics, Inc.*	10,023	103,437
Kodiak Sciences, Inc.*	1,677	155,961
Krystal Biotech, Inc.*	1,433	97,444
LHC Group, Inc.*	1,545	309,402
Madrigal Pharmaceuticals, Inc.*	861	83,870
Medpace Hldgs., Inc.*	1,351	238,627
Mettler-Toledo International, Inc.*	340	471,016
Mirati Therapeutics, Inc.*	710	114,686
Moderna, Inc.*	1,867	438,708
NanoString Technologies, Inc.*	7,407	479,900
Natera, Inc.*	1,199	136,122
Neogen Corp.*	4,302	198,064
NeoGenomics, Inc.*	4,320	195,134
Nevro Corp.*	1,316	218,180
Novavax, Inc.*	402	85,349
Omnicell, Inc.*	1,848	279,880
Orchard Therapeutics PLC*	11,010	48,334
OrthoPediatrics Corp.*	3,517	222,204
Pacific Biosciences of California, Inc.*	5,445	190,412
Penumbra, Inc.*	790	216,507

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Progyny, Inc.*	2,643	$155,937
Repligen Corp.*	1,091	217,785
Sage Therapeutics, Inc.*	2,278	129,413
SeaSpine Hldgs. Corp.*	22,168	454,666
Sientra, Inc.*	91,148	725,538
Silk Road Medical, Inc.*	3,556	170,190
Simulations Plus, Inc.	3,162	173,625
Sorrento Therapeutics, Inc.*	12,838	124,400
STAAR Surgical Co.*	2,125	324,062
Supernus Pharmaceuticals, Inc.*	17,093	526,293
Syneos Health, Inc. Cl A*	8,044	719,858
Tactile Systems Technology, Inc.*	3,443	179,036
Tandem Diabetes Care, Inc.*	2,299	223,923
Theravance Biopharma, Inc.*	3,724	54,073
Ultragenyx Pharmaceutical, Inc.*	1,431	136,446
Veeva Systems, Inc. Cl A*	1,197	372,207
Vericel Corp.*	11,117	583,643
Xencor, Inc.*	2,785	96,055
Zimmer Biomet Hldgs., Inc.	5,524	888,371

		18,160,796

INDUSTRIALS (6.8%)
Alaska Air Group, Inc.*	12,286	740,969
Arcosa, Inc.	9,679	568,544
Axon Enterprise, Inc.*	2,572	454,729
AZEK Co., Inc. Cl A*	3,108	131,966
Bloom Energy Corp. Cl A*	6,545	175,864
Builders FirstSource, Inc.*	18,249	778,502
Carlisle Cos., Inc.	5,175	990,392
Casella Waste Systems, Inc. Cl A*	2,488	157,814
Chart Industries, Inc.*	1,096	160,367
Clean Harbors, Inc.*	3,167	294,975
Deluxe Corp.	16,873	806,023
Dover Corp.	5,307	799,234
Ducommun, Inc.*	3,555	193,961
EMCOR Group, Inc.	2,940	362,179
Encore Wire Corp.	9,287	703,862
EnPro Industries, Inc.	8,204	797,019
ESCO Technologies, Inc.	9,329	875,153
Exponent, Inc.	2,427	216,513
Federal Signal Corp.	7,181	288,892
Franklin Electric Co., Inc.	2,803	225,978
FuelCell Energy, Inc.*	9,645	85,841
Generac Hldgs., Inc.*	1,787	741,873
Gorman-Rupp Co.	4,437	152,810
HEICO Corp. Cl A	2,805	348,325
IAA, Inc.*	4,408	240,412
ICF International, Inc.	5,005	439,739
Jacobs Engineering Group, Inc.	2,763	368,639
L-3 Harris Technologies, Inc.	1,884	407,227
Lennox International, Inc.	1,415	496,382

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
ManTech International Corp. Cl A	2,740	$237,119
Masonite International Corp.*	1,878	209,942
Miller Industries, Inc.	20,228	797,792
Mueller Industries, Inc.	29,403	1,273,444
Old Dominion Freight Line, Inc.	4,602	1,167,988
Oshkosh Corp.	4,878	607,994
Parsons Corp.*	4,025	158,424
Plug Power, Inc.*	4,017	137,341
Quanta Svcs., Inc.	4,224	382,568
Rexnord Corp.	9,329	466,823
Rockwell Automation, Inc.	1,511	432,177
Saia, Inc.*	1,453	304,389
Simpson Manufacturing Co., Inc.	2,643	291,893
Stanley Black & Decker, Inc.	1,696	347,663
Teledyne Technologies, Inc.*	986	412,967
Tetra Tech, Inc.	1,819	221,991
Trane Technologies PLC	2,538	467,347
TransUnion	3,254	357,322
Trex Co., Inc.*	6,288	642,696
UFP Industries, Inc.	9,474	704,297
Univar Solutions, Inc.*	10,382	253,113
Upwork, Inc.*	5,454	317,913
VSE Corp.	14,468	716,310
Werner Enterprises, Inc.	7,653	340,711
Willdan Group, Inc.*	4,017	151,200

		24,405,608

INFORMATION TECHNOLOGY (6.5%)
Akoustis Technologies, Inc.*	13,669	146,395
Altair Engineering, Inc. Cl A*	2,961	204,220
Amphenol Corp. Cl A	6,770	463,136
Analog Devices, Inc.	1,939	333,818
Belden, Inc.	5,596	282,990
Blackline, Inc.*	2,392	266,158
Cambium Networks Corp.*	6,140	296,869
Ciena Corp.*	4,596	261,466
Cloudera, Inc.*	23,547	373,455
CMC Materials, Inc.	1,531	230,783
Cohu, Inc.*	9,931	365,361
Concentrix Corp.*	2,178	350,222
Domo, Inc. Cl B*	5,692	460,084
DXC Technology Co.*	20,545	800,023
EchoStar Corp. Cl A*	11,194	271,902
EPAM Systems, Inc.*	1,487	759,798
Euronet Worldwide, Inc.*	6,461	874,496
Everspin Technologies, Inc.*	16,648	107,047
Five9, Inc.*	8,350	1,531,306
Globant S.A.*	1,275	279,454
Guidewire Software, Inc.*	1,947	219,466
Hewlett Packard Enterprise Co.	16,811	245,104
II-VI, Inc.*	8,182	593,931
Keysight Technologies, Inc.*	1,293	199,652

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
KLA Corp.	1,541	$499,608
LivePerson, Inc.*	4,595	290,588
Lumentum Hldgs., Inc.*	8,011	657,142
Marvell Technology, Inc.	4,682	273,101
Maximus, Inc.	2,401	211,216
MaxLinear, Inc. Cl A*	10,328	438,837
Microchip Technology, Inc.	1,703	255,007
MKS Instruments, Inc.	1,709	304,117
Monolithic Power Systems, Inc.	1,032	385,400
Motorola Solutions, Inc.	1,741	377,536
Novanta, Inc.*	1,825	245,937
Okta, Inc. Cl A*	1,382	338,148
Palo Alto Networks, Inc.*	896	332,461
Perficient, Inc.*	9,368	753,375
Ping Identity Hldg. Corp.*	4,252	97,371
Plexus Corp.*	1,741	159,145
Proofpoint, Inc.*	2,587	449,517
PTC, Inc.*	4,482	633,128
Q2 Hldgs., Inc.*	1,751	179,618
Qorvo, Inc.*	1,714	335,344
Rapid7, Inc.*	6,887	651,717
Richardson Electronics Ltd.*	24,623	204,617
Sailpoint Technologies Hldgs., Inc.*	11,134	568,613
Sequans Communications S.A.*	14,660	88,253
Silicon Laboratories, Inc.*	1,726	264,509
Skyworks Solutions, Inc.	1,338	256,562
Splunk, Inc.*	2,387	345,112
Synaptics, Inc.*	4,381	681,596
Synopsys, Inc.*	1,606	442,918
Twilio, Inc. Cl A*	1,194	470,627
Viasat, Inc.*	23,545	1,173,483
Western Digital Corp.*	1,539	109,531
Xperi Hldg. Corp.	20,633	458,879
Zendesk, Inc.*	4,509	650,829

		23,500,978

MATERIALS (2.6%)
Ashland Global Hldgs., Inc.	9,582	838,425
Avient Corp.	6,036	296,730
Chase Corp.*	2,079	213,326
Coeur Mining, Inc.*	58,329	517,961
Crown Hldgs., Inc.	14,647	1,497,070
Ferro Corp.*	28,797	621,152
Ferroglobe Representation & Warranty Insurance Trust*	6,270	0	††
FMC Corp.	4,649	503,022
Freeport-McMoRan, Inc.	7,027	260,772
Hawkins, Inc.	3,033	99,331
International Flavors & Fragrances, Inc.	1,942	290,135
Kaiser Aluminum Corp.	6,000	740,940
Materion Corp.	10,131	763,371
Newmont Corp.	11,271	714,356

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Orion Engineered Carbons S.A.*	9,350	$177,556
Packaging Corp. of America	2,508	339,633
Steel Dynamics, Inc.	3,475	207,110
Stepan Co.	1,693	203,617
Valvoline, Inc.	24,890	807,929
Vulcan Materials Co.	1,925	335,085

		9,427,521

REAL ESTATE (2.3%)
Alexander’s, Inc.	643	172,292
American Campus Communities, Inc.	3,273	152,914
Apartment Income REIT Corp.	4,222	200,250
Apartment Investment & Management Co. Cl A	25,110	168,488
AvalonBay Communities, Inc.	1,143	238,533
Brandywine Realty Trust	13,002	178,257
Camden Property Trust	2,258	299,569
Cousins Properties, Inc.	8,570	315,205
CTO Realty Growth, Inc.	2,245	120,152
Duke Realty Corp.	26,379	1,249,046
Easterly Government Properties, Inc.	21,525	453,747
EastGroup Properties, Inc.	1,309	215,265
Equity Commonwealth	12,480	326,976
Equity LifeStyle Properties, Inc.	1,849	137,399
Highwoods Properties, Inc.	6,758	305,259
Host Hotels & Resorts, Inc.*	18,788	321,086
Industrial Logistics Properties Trust	9,917	259,230
Kilroy Realty Corp.	6,769	471,393
NexPoint Residential Trust, Inc.	1,993	109,575
PotlatchDeltic Corp.	5,421	288,126
Realty Income Corp.	4,195	279,975
Redfin Corp.*	4,048	256,684
Sabra Health Care REIT, Inc.	17,698	322,104
Sun Communities, Inc.	3,119	534,597
Vornado Realty Trust	1,749	81,626
Welltower, Inc.	7,019	583,279
Weyerhaeuser Co.	3,412	117,441

		8,158,468

UTILITIES (1.7%)
AES Corp.	9,559	249,203
Ameren Corp.	4,088	327,203
Atmos Energy Corp.	1,790	172,037
Avista Corp.	7,168	305,858
Black Hills Corp.	6,636	435,521
Chesapeake Utilities Corp.	2,331	280,489
DTE Energy Co.	2,302	298,339
Entergy Corp.	2,524	251,643
Evergy, Inc.	14,933	902,402

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Fortis, Inc.	9,095	$402,272
NiSource, Inc.	15,555	381,097
NorthWestern Corp.	4,672	281,348
NRG Energy, Inc.	8,089	325,986
Portland General Electric Co.	4,672	215,286
PPL Corp.	6,404	179,120
Public Svc. Enterprise Group, Inc.	5,818	347,568
Sempra Energy	4,122	546,083
Spire, Inc.	3,527	254,896

		6,156,351

TOTAL ACTIVE ASSETS-COMMON STOCKS
(Cost: $99,196,743) 39.8%		143,160,565

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (1.0%)
Citibank, New York Time Deposit	0.01	07/01/21	$3,594,076	$3,594,076

TOTAL TEMPORARY CASH INVESTMENT (Cost: $3,594,076) 1.0%				3,594,076

TOTAL INVESTMENTS (Cost: $209,965,748) 100.0%				359,113,395

OTHER NET ASSETS 0.0% (2)				(158,179)

NET ASSETS 100.0%				$358,955,216

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (2.4%)
ORBCOMM, Inc.*	247,038	$2,776,707
TEGNA, Inc.	554,192	10,396,642

		13,173,349

CONSUMER DISCRETIONARY (11.4%)
Bed Bath & Beyond, Inc.*	73,956	2,461,995
Bloomin’ Brands, Inc.*	331,001	8,983,367
Capri Hldgs. Ltd.*	151,610	8,670,576
Golden Entertainment, Inc.*	81,725	3,661,280
Haverty Furniture Cos., Inc.	56,222	2,404,053
Johnson Outdoors, Inc. Cl A	11,885	1,438,085
Marriott Vacations Worldwide Corp.*	52,932	8,432,068
Oxford Industries, Inc.	61,512	6,079,846
Sonic Automotive, Inc. Cl A	151,494	6,777,841
Steven Madden Ltd.	228,328	9,991,633
Taylor Morrison Home Corp. Cl A*	176,609	4,666,010

		63,566,754

CONSUMER STAPLES (3.0%)
Crimson Wine Group Ltd.*	612,212	5,595,618
TreeHouse Foods, Inc.*	245,732	10,939,989

		16,535,607

ENERGY (6.2%)
ChampionX Corp.*	312,807	8,023,500
Devon Energy Corp.	235,832	6,883,936
EQT Corp.*	285,907	6,364,290
PDC Energy, Inc.	161,687	7,403,648
Renewable Energy Group, Inc.*	99,601	6,209,126

		34,884,500

FINANCIALS (23.3%)
American Equity Investment Life Hldg. Co.	132,407	4,279,394
Argo Group International Hldgs. Ltd.	64,562	3,346,249
BancFirst Corp.	45,096	2,815,343
Bank of Marin Bancorp	69,996	2,232,872
Banner Corp.	126,884	6,878,382
Brookline Bancorp, Inc.	372,297	5,565,840
Bryn Mawr Bank Corp.	91,874	3,876,164
Dime Community Bancshares, Inc.	96,048	3,229,134
Eastern Bankshares, Inc.	484,554	9,967,276
Ellington Financial, Inc.	381,814	7,311,738
Enterprise Financial Svcs. Corp.	129,164	5,991,918
Essent Group Ltd.	149,951	6,740,297
First Interstate BancSystem, Inc. Cl A	190,448	7,966,440
Green Dot Corp. Cl A*	182,086	8,530,729
Hancock Whitney Corp.	164,798	7,323,623
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	36,194	2,032,293
Investors Bancorp, Inc.	270,476	3,856,988

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Moelis & Co. Cl A	79,178	$4,504,436
Peoples Bancorp, Inc.	37,133	1,099,880
Selective Insurance Group, Inc.	92,906	7,539,322
Stifel Financial Corp.	61,672	4,000,046
Stock Yards Bancorp, Inc.	212,042	10,790,817
TriCo Bancshares	94,123	4,007,757
UMB Financial Corp.	69,794	6,495,030

		130,381,968

HEALTH CARE (5.9%)
Arena Pharmaceuticals, Inc.*	31,123	2,122,589
NanoString Technologies, Inc.*	64,350	4,169,236
SeaSpine Hldgs. Corp.*	246,600	5,057,766
Sientra, Inc.*	846,105	6,734,996
Supernus Pharmaceuticals, Inc.*	175,332	5,398,472
Syneos Health, Inc. Cl A*	67,037	5,999,141
Vericel Corp.*	69,900	3,669,750

		33,151,950

INDUSTRIALS (19.5%)
Arcosa, Inc.	106,458	6,253,343
Builders FirstSource, Inc.*	139,874	5,967,025
Deluxe Corp.	242,450	11,581,837
Encore Wire Corp.	127,997	9,700,893
EnPro Industries, Inc.	120,323	11,689,379
ICF International, Inc.	47,290	4,154,899
ManTech International Corp. Cl A	39,208	3,393,060
Miller Industries, Inc.	289,659	11,424,151
Mueller Industries, Inc.	308,766	13,372,655
Rexnord Corp.	141,427	7,077,007
UFP Industries, Inc.	130,528	9,703,452
VSE Corp.	199,400	9,872,294
Werner Enterprises, Inc.	105,419	4,693,254

		108,883,249

INFORMATION TECHNOLOGY (8.5%)
Belden, Inc.	82,603	4,177,234
Cloudera, Inc.*	176,584	2,800,622
Cohu, Inc.*	63,111	2,321,854
Concentrix Corp.*	32,136	5,167,469
EchoStar Corp. Cl A*	163,392	3,968,792
Everspin Technologies, Inc.*	103,613	666,231
II-VI, Inc.*	52,248	3,792,682
Perficient, Inc.*	34,898	2,806,497
Plexus Corp.*	24,726	2,260,204
Richardson Electronics Ltd.*	362,226	3,010,098
Sequans Communications S.A.*	219,672	1,322,425
Synaptics, Inc.*	25,838	4,019,876
ViaSat, Inc.*	99,924	4,980,212
Xperi Hldg. Corp.	282,765	6,288,694

		47,582,890

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
MATERIALS (7.3%)
Avient Corp.	84,721	$4,164,884
Coeur Mining, Inc.*	506,659	4,499,132
Ferro Corp.*	485,835	10,479,461
Kaiser Aluminum Corp.	62,045	7,661,937
Materion Corp.	147,681	11,127,763
Stepan Co.	25,913	3,116,557

		41,049,734

REAL ESTATE (6.7%)
Alexander’s, Inc.	5,596	1,499,448
Apartment Investment & Management Co.	370,648	2,487,048
Cousins Properties, Inc.	122,052	4,489,073
CTO Realty Growth, Inc.	33,281	1,781,199
Easterly Government Properties, Inc.	244,114	5,145,923
Equity Commonwealth	183,757	4,814,434
Highwoods Properties, Inc.	96,761	4,370,694

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Industrial Logistics Properties Trust	143,357	$3,747,352
PotlatchDeltic Corp.	81,529	4,333,266
Sabra Health Care REIT, Inc.	260,889	4,748,180

		37,416,617

UTILITIES (3.9%)
Avista Corp.	102,270	4,363,861
Black Hills Corp.	91,477	6,003,635
NorthWestern Corp.	64,423	3,879,553
Portland General Electric Co.	90,308	4,161,393
Spire, Inc.	50,693	3,663,583

		22,072,025

TOTAL COMMON STOCKS (Cost: $408,494,092) 98.1%		548,698,643

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.0%)
U.S. Treasury Bill	A-1+	0.01	07/01/21	$11,000,000	$11,000,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,000,000) 2.0%					11,000,000

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.3%)
Citibank, New York Time Deposit		0.01	07/01/21	$1,904,607	$1,904,607

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,904,607) 0.3%					1,904,607

TOTAL INVESTMENTS (Cost: $421,398,699) 100.4%					561,603,250

OTHER NET ASSETS -0.4%					(1,977,506)

NET ASSETS 100.0%					$559,625,744

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (3.2%)
Bandwidth, Inc. Cl A*	26,702	$3,682,740
Cardlytics, Inc.*	55,870	7,091,579
Cogent Communications Hldgs., Inc.	63,179	4,857,833
Magnite, Inc.*	52,689	1,782,996
World Wrestling Entertainment, Inc. Cl A	38,665	2,238,317
Zynga, Inc. Cl A*	180,931	1,923,296

		21,576,761

CONSUMER DISCRETIONARY (17.0%)
Bloomin’ Brands, Inc.*	352,657	9,571,111
Five Below, Inc.*	45,260	8,747,400
Fox Factory Hldg. Corp.*	49,154	7,651,312
Lithia Motors, Inc. Cl A	8,592	2,952,555
Marriott Vacations Worldwide Corp.*	32,853	5,233,483
Red Rock Resorts, Inc. Cl A*	227,604	9,673,170
Skyline Champion Corp.*	281,523	15,005,176
Sonic Automotive, Inc. Cl A	95,482	4,271,865
Sonos, Inc.*	358,740	12,638,410
Stamps.com, Inc.*	14,748	2,953,877
Steven Madden Ltd.	183,302	8,021,295
Taylor Morrison Home Corp. Cl A*	99,201	2,620,890
Tempur Sealy International, Inc.	111,946	4,387,164
Williams-Sonoma, Inc.	52,064	8,312,018
XPEL, Inc.*	90,233	7,567,842
YETI Hldgs., Inc.*	79,165	7,268,930

		116,876,498

CONSUMER STAPLES (1.0%)
BJ’s Wholesale Club Hldgs., Inc.*	86,492	4,115,289
Freshpet, Inc.*	18,651	3,039,367

		7,154,656

ENERGY (2.1%)
Northern Oil & Gas, Inc.	176,193	3,659,529
Southwestern Energy Co.*	1,885,268	10,689,469

		14,348,998

FINANCIALS (8.3%)
Altabancorp	108,680	4,706,931
First Financial Bankshares, Inc.	70,407	3,459,096
First Foundation, Inc.	169,142	3,807,386
Goosehead Insurance, Inc. Cl A	45,980	5,853,254
Green Dot Corp. Cl A*	101,914	4,774,671
Houlihan Lokey, Inc. Cl A	64,383	5,265,886
iShares Micro-Cap ETF	22,677	3,460,510
iShares Russell 2000 Growth ETF	51,033	15,906,476

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Primerica, Inc.	38,559	$5,904,925
RLI Corp.	37,220	3,892,840

		57,031,975

HEALTH CARE (24.8%)
ACADIA Pharmaceuticals, Inc.*	99,570	2,428,512
Acceleron Pharma, Inc.*	19,406	2,435,259
Alder Biopharmaceuticals, Inc. — contingent value rights*	103,657	91,218	††
Allakos, Inc.*	21,991	1,877,372
Amicus Therapeutics, Inc.*	184,473	1,778,320
Arrowhead Pharmaceuticals, Inc.*	45,850	3,797,297
Biohaven Pharmaceutical Hldg. Co. Ltd.*	69,613	6,758,030
Blueprint Medicines Corp.*	40,320	3,546,547
CareDx, Inc.*	57,145	5,229,910
ChemoCentryx, Inc.*	46,968	628,902
Coherus Biosciences, Inc.*	118,260	1,635,536
CONMED Corp.	38,265	5,258,759
Emergent BioSolutions, Inc.*	31,228	1,967,052
Esperion Therapeutics, Inc.*	68,460	1,447,929
Fate Therapeutics, Inc.*	61,098	5,302,695
FibroGen, Inc.*	62,823	1,672,977
ImmunityBio, Inc.*	111,772	1,596,104
Inmode Ltd.*	33,461	3,168,087
Insmed, Inc.*	85,181	2,424,251
Inspire Medical Systems, Inc.*	21,472	4,149,679
Intersect ENT, Inc.*	111,420	1,904,168
Invitae Corp.*	62,365	2,103,571
iRhythm Technologies, Inc.*	26,429	1,753,564
Karyopharm Therapeutics, Inc.*	203,151	2,096,518
Kodiak Sciences, Inc.*	35,669	3,317,217
Krystal Biotech, Inc.*	28,805	1,958,740
LHC Group, Inc.*	31,050	6,218,073
Madrigal Pharmaceuticals, Inc.*	17,149	1,670,484
Medpace Hldgs., Inc.*	27,491	4,855,735
Mirati Therapeutics, Inc.*	14,433	2,331,363
NanoString Technologies, Inc.*	61,014	3,953,097
Natera, Inc.*	24,443	2,775,014
Neogen Corp.*	85,807	3,950,554
NeoGenomics, Inc.*	88,221	3,984,943
Nevro Corp.*	26,842	4,450,135
Novavax, Inc.*	8,101	1,719,923
Omnicell, Inc.*	36,262	5,491,880
Orchard Therapeutics PLC*	220,218	966,757
OrthoPediatrics Corp.*	72,157	4,558,879

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Pacific Biosciences of California, Inc.*	111,113	$3,885,622
Progyny, Inc.*	52,370	3,089,830
Sage Therapeutics, Inc.*	22,616	1,284,815
SeaSpine Hldgs. Corp.*	110,330	2,262,868
Sientra, Inc.*	676,917	5,388,259
Silk Road Medical, Inc.*	72,529	3,471,238
Simulations Plus, Inc.	64,160	3,523,026
Sorrento Therapeutics, Inc.*	259,130	2,510,970
STAAR Surgical Co.*	43,152	6,580,680
Supernus Pharmaceuticals, Inc.*	98,334	3,027,704
Tactile Systems Technology, Inc.*	70,109	3,645,668
Tandem Diabetes Care, Inc.*	17,165	1,671,871
Theravance Biopharma, Inc.*	73,741	1,070,719
Ultragenyx Pharmaceutical, Inc.*	29,114	2,776,020
Vericel Corp.*	128,991	6,772,028
Xencor, Inc.*	59,764	2,061,260

		170,277,629

INDUSTRIALS (13.6%)
Arcosa, Inc.	51,010	2,996,327
AZEK Co., Inc. Cl A*	66,380	2,818,495
Bloom Energy Corp. Cl A*	129,927	3,491,139
Casella Waste Systems, Inc. Cl A*	50,751	3,219,136
Chart Industries, Inc.*	22,173	3,244,353
Ducommun, Inc.*	72,066	3,931,921
EMCOR Group, Inc.	58,491	7,205,506
ESCO Technologies, Inc.	77,037	7,226,841
Exponent, Inc.	48,492	4,325,971
Federal Signal Corp.	153,727	6,184,437
Franklin Electric Co., Inc.	55,912	4,507,626
FuelCell Energy, Inc.*	196,247	1,746,598
Gorman-Rupp Co.	89,538	3,083,689
ICF International, Inc.	37,135	3,262,681
Masonite International Corp.*	37,122	4,149,868
Parsons Corp.*	81,900	3,223,584
Plug Power, Inc.*	81,946	2,801,734
Saia, Inc.*	29,532	6,186,659
Simpson Manufacturing Co., Inc.	52,718	5,822,176
Tetra Tech, Inc.	37,141	4,532,688
Upwork, Inc.*	110,915	6,465,235
Willdan Group, Inc.*	81,774	3,077,973

		93,504,637

INFORMATION TECHNOLOGY (22.3%)
Akoustis Technologies, Inc.*	278,774	2,985,670

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Altair Engineering, Inc. Cl A*	58,960	$4,066,471
Blackline, Inc.*	47,651	5,302,127
Cambium Networks Corp.*	124,951	6,041,381
Cloudera, Inc.*	230,609	3,657,459
CMC Materials, Inc.	31,231	4,707,761
Cohu, Inc.*	113,216	4,165,217
Domo, Inc. Cl B*	114,325	9,240,890
Everspin Technologies, Inc.*	193,586	1,244,758
Five9, Inc.*	59,628	10,935,179
Globant S.A.*	25,978	5,693,858
II-VI, Inc.*	91,994	6,677,844
LivePerson, Inc.*	94,766	5,993,002
Lumentum Hldgs., Inc.*	61,886	5,076,509
MAXIMUS, Inc.	48,855	4,297,774
MaxLinear, Inc. Cl A*	206,352	8,767,896
Novanta, Inc.*	36,492	4,917,662
Perficient, Inc.*	139,034	11,181,114
Ping Identity Hldg. Corp.*	85,015	1,946,844
Q2 Hldgs., Inc.*	35,710	3,663,132
Rapid7, Inc.*	139,226	13,174,956
Sailpoint Technologies Hldgs., Inc.*	226,448	11,564,699
Silicon Laboratories, Inc.*	34,235	5,246,514
Synaptics, Inc.*	50,956	7,927,734
Viasat, Inc.*	96,894	4,829,197

		153,305,648

MATERIALS (3.8%)
Chase Corp. *	41,890	4,298,335
Coeur Mining, Inc.*	476,797	4,233,958
Ferroglobe Representation & Warranty Insurance Trust*	73,530	0	††
Hawkins, Inc.	62,626	2,051,003
Kaiser Aluminum Corp.	37,430	4,622,232
Orion Engineered Carbons S.A.*	193,745	3,679,219
Valvoline, Inc.	218,033	7,077,352

		25,962,099

REAL ESTATE (2.2%)
Easterly Government Properties, Inc.	140,512	2,961,993
EastGroup Properties, Inc.	26,692	4,389,499
NexPoint Residential Trust, Inc.	40,647	2,234,772
Redfin Corp.*	82,390	5,224,350

		14,810,614

UTILITIES (0.8%)
Chesapeake Utilities Corp.	46,072	5,543,844

TOTAL COMMON STOCKS (Cost: $479,899,836) 99.1%		680,393,359

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.5%)
U.S. Treasury Bill	A-1+	0.00	07/01/21	$3,100,000	$3,100,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,100,000) 0.5%					3,100,000

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		0.01	07/01/21	$157,872	$157,872

TOTAL TEMPORARY CASH INVESTMENT (Cost: $157,872) 0.0% (2)					157,872

TOTAL INVESTMENTS (Cost: $483,157,708) 99.6%					683,651,231

OTHER NET ASSETS 0.4%					2,879,072

NET ASSETS 100.0%					$686,530,303

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.7%)
AMC Networks, Inc. Cl A*	4,134	$276,151
ATN International, Inc.	1,478	67,234
Cincinnati Bell, Inc.*	6,848	105,596
Cogent Communications Hldgs., Inc.	5,691	437,581
Consolidated Communications Hldgs., Inc.*	9,898	87,004
EW Scripps Co. Cl A	7,759	158,206
Gannett Co., Inc.*	18,210	99,973
Marcus Corp.*	3,240	68,721
Meredith Corp.*	5,460	237,183
QuinStreet, Inc.*	6,635	123,278
Scholastic Corp.	4,043	153,189
Shenandoah Telecommunications Co.	6,718	325,890
Spok Hldgs., Inc.	2,399	23,078
TechTarget, Inc.*	3,180	246,418

		2,409,502

CONSUMER DISCRETIONARY (14.6%)
Aaron’s Co., Inc.	4,596	147,026
Abercrombie & Fitch Co. Cl A*	8,331	386,808
American Axle & Manufacturing Hldgs., Inc.*	15,332	158,686
American Public Education, Inc.*	2,511	71,162
America’s Car-Mart, Inc.*	829	117,486
Asbury Automotive Group, Inc.*	2,601	445,733
Barnes & Noble Education, Inc.*	4,285	30,895
Bed Bath & Beyond, Inc.*	14,343	477,478
Big Lots, Inc.	4,296	283,579
BJ’s Restaurants, Inc.*	3,126	153,612
Bloomin’ Brands, Inc.*	10,884	295,392
Boot Barn Hldgs., Inc.*	3,935	330,737
Brinker International, Inc.*	6,154	380,625
Buckle, Inc.	3,884	193,229
Caleres, Inc.	5,155	140,680
Cato Corp. Cl A	2,606	43,963
Cavco Industries, Inc.*	1,148	255,074
Century Communities, Inc.	3,946	262,567
Cheesecake Factory, Inc.*	6,176	334,616
Chico’s FAS, Inc.*	16,489	108,498
Children’s Place, Inc.*	1,973	183,607
Chuy’s Hldgs., Inc.*	2,688	100,155
Conn’s, Inc.*	2,606	66,453
Cooper-Standard Hldgs., Inc.*	2,279	66,091
Core-Mark Hldg. Co., Inc.	6,075	273,436
Dave & Buster’s Entertainment, Inc.*	6,427	260,936
Designer Brands, Inc. Cl A*	7,973	131,953
Dine Brands Global, Inc.*	2,308	205,989
Dorman Products, Inc.*	3,841	398,196

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
El Pollo Loco Hldgs., Inc.*	2,551	$46,658
Ethan Allen Interiors, Inc.	2,949	81,392
Fiesta Restaurant Group, Inc.*	2,385	32,031
Fossil Group, Inc.*	6,375	91,035
GameStop Corp. Cl A*	7,467	1,598,983
Genesco, Inc.*	1,911	121,692
Gentherm, Inc.*	4,454	316,457
G-III Apparel Group Ltd.*	5,856	192,428
Group 1 Automotive, Inc.	2,297	354,726
Guess?, Inc.	5,152	136,013
Haverty Furniture Cos., Inc.	2,277	97,365
Hibbett, Inc.*	2,180	195,393
Installed Building Products, Inc.	3,036	371,485
iRobot Corp.*	3,779	352,921
Kontoor Brands, Inc.	6,357	358,598
La-Z-Boy, Inc.	6,227	230,648
LCI Industries	3,397	446,434
LGI Homes, Inc.*	2,951	477,885
Liquidity Svcs., Inc.*	3,638	92,587
Lumber Liquidators Hldgs., Inc.*	3,904	82,374
M/I Homes, Inc.*	3,926	230,338
Macy’s, Inc.*	41,929	794,974
MarineMax, Inc.*	2,980	145,245
MDC Hldgs., Inc.	7,467	377,830
Meritage Homes Corp.*	5,091	478,961
Monarch Casino & Resort, Inc.*	1,744	115,400
Monro, Inc.	4,505	286,113
Motorcar Parts of America, Inc.*	2,563	57,514
Movado Group, Inc.	2,262	71,185
ODP Corp.*	7,199	345,624
Oxford Industries, Inc.	2,273	224,663
Patrick Industries, Inc.	3,006	219,438
Perdoceo Education Corp.*	9,475	116,258
PetMed Express, Inc.	2,726	86,823
Red Robin Gourmet Burgers, Inc.*	2,109	69,829
Regis Corp.*	3,274	30,645
Rent-A-Center, Inc.	8,027	425,993
Ruth’s Hospitality Group, Inc.*	4,299	99,006
Sally Beauty Hldgs., Inc.*	15,193	335,310
Shake Shack, Inc. Cl A*	4,892	523,542
Shoe Carnival, Inc.	1,163	83,259
Shutterstock, Inc.	2,999	294,412
Signet Jewelers Ltd.*	7,043	569,004
Sleep Number Corp.*	3,291	361,845
Sonic Automotive, Inc. Cl A	3,142	140,573
Stamps.com, Inc.*	2,464	493,515
Standard Motor Products, Inc.	2,686	116,438
Steven Madden Ltd.	10,352	453,004

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Sturm Ruger & Co., Inc.	2,365	$212,803
Tupperware Brands Corp.*	6,681	158,674
Unifi, Inc.*	2,015	49,085
Universal Electronics, Inc.*	1,852	89,822
Vera Bradley, Inc.*	2,984	36,972
Vista Outdoor, Inc.*	7,767	359,457
Winnebago Industries, Inc.	4,520	307,179
Wolverine World Wide, Inc.	11,141	374,783
Zumiez, Inc.*	2,840	139,132

		21,256,415

CONSUMER STAPLES (4.1%)
Andersons, Inc.	4,212	128,592
B&G Foods, Inc.	8,710	285,688
Calavo Growers, Inc.	2,238	141,934
Cal-Maine Foods, Inc.	5,037	182,390
Celsius Hldgs., Inc.*	4,056	308,621
Central Garden & Pet Co.*	1,311	69,391
Central Garden & Pet Co. Cl A*	5,340	257,922
Chefs’ Warehouse, Inc.*	4,384	139,543
Coca-Cola Consolidated, Inc.	624	250,929
Edgewell Personal Care Co.	7,312	320,997
elf Beauty, Inc.*	5,211	141,427
Fresh Del Monte Produce, Inc.	4,090	134,479
Inter Parfums, Inc.	2,384	171,648
J&J Snack Foods Corp.	2,023	352,832
John B Sanfilippo & Son, Inc.	1,193	105,664
Medifast, Inc.	1,582	447,674
MGP Ingredients, Inc.	1,772	119,858
National Beverage Corp.	3,137	148,161
PriceSmart, Inc.	3,143	286,044
Seneca Foods Corp. Cl A*	900	45,972
Simply Good Foods Co.*	11,335	413,841
SpartanNash Co.	4,875	94,136
United Natural Foods, Inc.*	7,572	280,013
Universal Corp.	3,297	187,830
USANA Health Sciences, Inc.*	1,552	158,971
Vector Group Ltd.	17,215	243,420
WD-40 Co.	1,844	472,599

		5,890,576

ENERGY (4.6%)
Archrock, Inc.	17,406	155,087
Bonanza Creek Energy, Inc.	2,563	120,640
Bristow Group, Inc.*	3,115	79,775
Callon Petroleum Co.*	6,223	359,005
CONSOL Energy, Inc.*	4,076	75,284
Core Laboratories N.V.	6,229	242,619
DMC Global, Inc.*	2,516	141,424
Dorian LPG Ltd.*	3,647	51,496
Dril-Quip, Inc.*	4,766	161,234
Green Plains, Inc.*	5,703	191,735
Helix Energy Solutions Group, Inc.*	19,057	108,815

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Helmerich & Payne, Inc.	14,513	$473,559
Laredo Petroleum, Inc.*	1,301	120,720
Matador Resources Co.	14,766	531,724
Nabors Industries Ltd.*	877	100,188
Oceaneering International, Inc.*	13,418	208,918
Oil States International, Inc.*	8,243	64,708
Par Pacific Hldgs., Inc.*	5,991	100,769
Patterson-UTI Energy, Inc.	25,259	251,074
PBF Energy, Inc. Cl A*	12,932	197,860
PDC Energy, Inc.	13,359	611,709
Penn Virginia Corp.*	2,059	48,613
ProPetro Hldg. Corp.*	11,006	100,815
Range Resources Corp.*	34,918	585,226
Renewable Energy Group, Inc.*	6,411	399,662
REX American Resources Corp.*	709	63,938
RPC, Inc.*	7,835	38,783
SM Energy Co.	14,736	362,948
Southwestern Energy Co.*	87,420	495,671
Talos Energy, Inc.*	4,286	67,033
US Silica Hldgs., Inc.*	10,000	115,600

		6,626,632

FINANCIALS (19.3%)
Allegiance Bancshares, Inc.	2,498	96,023
Ambac Financial Group, Inc.*	6,214	97,311
American Equity Investment Life Hldg. Co.	11,552	373,361
Ameris Bancorp	9,379	474,859
AMERISAFE, Inc.	2,600	155,194
Apollo Commercial Real Estate Finance, Inc.	17,310	276,094
ARMOUR Residential REIT, Inc.	9,583	109,438
Assured Guaranty Ltd.	10,143	481,590
Axos Financial, Inc.*	6,932	321,575
B Riley Financial, Inc.	2,378	179,539
Banc of California, Inc.	6,007	105,363
BancFirst Corp.	2,513	156,887
Bancorp, Inc.*	6,853	157,688
BankUnited, Inc.	12,542	535,418
Banner Corp.	4,681	253,757
Berkshire Hills Bancorp, Inc.	6,887	188,773
Blucora, Inc.*	6,512	112,723
Boston Private Financial Hldgs., Inc.	11,092	163,607
Brightsphere Investment Group, Inc.	8,005	187,557
Brookline Bancorp, Inc.	10,518	157,244
Cadence BanCorp Cl A	16,777	350,304
Capitol Federal Financial, Inc.	17,364	204,548
Capstead Mortgage Corp.	13,027	79,986

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Central Pacific Financial Corp.	3,806	$99,184
City Hldg. Co.	2,109	158,681
Columbia Banking System, Inc.	9,649	372,065
Community Bank System, Inc.	7,248	548,311
Customers Bancorp, Inc.*	3,993	155,687
CVB Financial Corp.	17,185	353,839
Dime Community Bancshares, Inc.	4,754	159,829
Donnelley Financial Solutions, Inc.*	4,006	132,198
Eagle Bancorp, Inc.	4,299	241,088
eHealth, Inc.*	3,516	205,334
Ellington Financial, Inc.	5,889	112,774
Employers Hldgs., Inc.	3,836	164,181
Encore Capital Group, Inc.*	4,171	197,664
Enova International, Inc.*	4,943	169,100
EZCORP, Inc. Cl A*	7,112	42,885
FB Financial Corp.	4,523	168,798
First BanCorp.	29,002	345,704
First Bancorp/Southern Pines NC	3,832	156,767
First Commonwealth Financial Corp.	12,941	182,080
First Financial Bancorp	13,085	309,199
First Hawaiian, Inc.	17,536	496,970
First Midwest Bancorp, Inc.	15,379	304,966
Flagstar Bancorp, Inc.	6,386	269,936
Genworth Financial, Inc. Cl A*	68,170	265,863
Granite Point Mortgage Trust, Inc.	7,413	109,342
Great Western Bancorp, Inc.	7,413	243,072
Green Dot Corp. Cl A*	7,321	342,989
Greenhill & Co., Inc.	1,969	30,638
Hanmi Financial Corp.	4,129	78,699
HCI Group, Inc.	879	87,399
Heritage Financial Corp.	4,840	121,097
Hilltop Hldgs., Inc.	8,755	318,682
HomeStreet, Inc.	2,872	117,005
Hope Bancorp, Inc.	16,621	235,686
Horace Mann Educators Corp.	5,580	208,804
Independent Bank Corp.	4,443	335,446
Independent Bank Group, Inc.	4,938	365,313
Invesco Mortgage Capital, Inc.	38,208	149,011
Investors Bancorp, Inc.	30,316	432,306
iShares Core S&P Small-Cap ETF	28,821	3,256,197
James River Group Hldgs. Ltd.	5,013	188,088

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
KKR Real Estate Finance Trust, Inc.	3,667	$79,317
Meta Financial Group, Inc.	4,294	217,405
Mr Cooper Group, Inc.*	9,153	302,598
National Bank Hldgs. Corp. Cl A	4,142	156,319
NBT Bancorp, Inc.	5,841	210,101
New York Mortgage Trust, Inc.	51,016	228,042
NMI Hldgs., Inc. Cl A*	11,514	258,835
Northfield Bancorp, Inc.	6,211	101,860
Northwest Bancshares, Inc.	17,117	233,476
OFG Bancorp	6,946	153,646
Old National Bancorp.	22,293	392,580
Pacific Premier Bancorp, Inc.	12,731	538,394
Palomar Hldgs., Inc.*	2,926	220,796
Park National Corp.	1,912	224,507
PennyMac Mortgage Investment Trust	13,174	277,444
Piper Sandler Cos.	1,940	251,346
PRA Group, Inc.*	6,161	237,014
Preferred Bank	1,824	115,404
ProAssurance Corp.	7,257	165,097
Provident Financial Svcs., Inc.	9,753	223,246
Ready Capital Corp.	7,760	123,151
Redwood Trust, Inc.	15,201	183,476
Renasant Corp.	7,575	303,000
S&T Bancorp, Inc.	5,294	165,702
Safety Insurance Group, Inc.	1,915	149,906
Seacoast Banking Corp. of Florida	7,438	254,008
Selectquote, Inc.*	5,934	114,289
ServisFirst Bancshares, Inc.	6,660	452,747
Simmons First National Corp. Cl A	14,574	427,601
SiriusPoint Ltd.*	10,216	102,875
Southside Bancshares, Inc.	4,164	159,190
Stewart Information Svcs. Corp.	3,606	204,424
StoneX Group, Inc.*	2,240	135,901
Tompkins Financial Corp.	1,624	125,957
Triumph Bancorp, Inc.*	3,046	226,165
Trupanion, Inc.*	4,526	520,943
TrustCo Bank Corp.	2,594	89,182
Two Harbors Investment Corp.	36,818	278,344
United Community Banks, Inc.	11,673	373,653
United Fire Group, Inc.	2,906	80,583
United Insurance Hldgs. Corp.	2,791	15,909
Universal Insurance Hldgs., Inc.	3,821	53,035
Veritex Hldgs., Inc.	6,653	235,583

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Virtus Investment Partners, Inc.	967	$268,604
Walker & Dunlop, Inc.	3,977	415,119
Westamerica BanCorp	3,614	209,720
WisdomTree Investments, Inc.	15,091	93,564
World Acceptance Corp.*	529	84,767
WSFS Financial Corp.	6,393	297,850

		28,184,391

HEALTH CARE (11.6%)
Addus HomeCare Corp.*	2,032	177,272
Allscripts Healthcare Solutions, Inc.*	18,988	351,468
AMN Healthcare Svcs., Inc.*	6,356	616,405
Amphastar Pharmaceuticals, Inc.*	4,934	99,469
AngioDynamics, Inc.*	5,130	139,177
ANI Pharmaceuticals, Inc.*	1,335	46,792
Anika Therapeutics, Inc.*	1,936	83,809
Apollo Medical Hldgs., Inc.*	1,775	111,488
Avanos Medical, Inc.*	6,466	235,168
Cara Therapeutics, Inc.*	5,790	82,623
Cardiovascular Systems, Inc.*	5,402	230,395
Coherus Biosciences, Inc.*	8,967	124,014
Collegium Pharmaceutical, Inc.*	4,741	112,077
Community Health Systems, Inc.*	16,708	257,972
Computer Programs & Systems, Inc.	1,724	57,289
CONMED Corp.	3,913	537,764
Contra Progenics Pharmaceuticals, Inc. — contingent value rights*	3,670	0	††
Corcept Therapeutics, Inc.*	14,119	310,618
CorVel Corp.*	1,225	164,517
Covetrus, Inc.*	13,412	362,124
Cross Country Healthcare, Inc.*	4,712	77,795
CryoLife, Inc.*	5,259	149,356
Cutera, Inc.*	2,395	117,427
Cytokinetics, Inc.*	9,649	190,954
Eagle Pharmaceuticals, Inc.*	1,569	67,153
Enanta Pharmaceuticals, Inc.*	2,418	106,416
Endo International PLC*	31,382	146,868
Ensign Group, Inc.	6,951	602,443
Fulgent Genetics, Inc.*	2,380	219,507
Glaukos Corp.*	6,225	528,067
Hanger, Inc.*	5,184	131,052
HealthStream, Inc.*	3,395	94,856
Heska Corp.*	1,332	306,000
Innoviva, Inc.*	8,457	113,408
Inogen, Inc.*	2,500	162,925

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Integer Hldgs. Corp.*	4,435	$417,777
Invacare Corp.*	4,701	37,937
Joint Corp.*	1,775	148,958
Lantheus Hldgs., Inc.*	9,078	250,916
LeMaitre Vascular, Inc.	2,301	140,407
Luminex Corp.	5,918	217,782
Magellan Health, Inc.*	3,131	294,940
MEDNAX, Inc.*	11,594	349,559
Meridian Bioscience, Inc.*	5,828	129,265
Merit Medical Systems, Inc.*	6,628	428,566
Mesa Laboratories, Inc.	657	178,159
ModivCare, Inc.*	1,641	279,085
Myriad Genetics, Inc.*	10,364	316,931
Natus Medical, Inc.*	4,584	119,092
NeoGenomics, Inc.*	15,862	716,487
NextGen Healthcare, Inc.*	7,484	124,160
Omnicell, Inc.*	5,809	879,773
OraSure Technologies, Inc.*	9,679	98,145
Organogenesis Hldgs., Inc. Cl A*	6,726	111,786
Orthofix Medical, Inc.*	2,631	105,529
Owens & Minor, Inc.	10,108	427,872
Pacira BioSciences, Inc.*	5,922	359,347
Pennant Group, Inc.*	3,426	140,123
Phibro Animal Health Corp. Cl A	2,736	79,016
Prestige Consumer Healthcare, Inc.*	6,713	349,747
RadNet, Inc.*	5,884	198,232
REGENXBIO, Inc.*	4,689	182,168
Select Medical Hldgs. Corp.	14,510	613,193
Simulations Plus, Inc.	2,056	112,895
Spectrum Pharmaceuticals, Inc.*	21,726	81,472
Supernus Pharmaceuticals, Inc.*	7,132	219,594
Surmodics, Inc.*	1,865	101,176
Tabula Rasa HealthCare, Inc.*	3,041	152,050
Tactile Systems Technology, Inc.*	2,643	137,436
Tivity Health, Inc.*	5,099	134,155
US Physical Therapy, Inc.	1,735	201,034
Vanda Pharmaceuticals, Inc.*	7,474	160,766
Varex Imaging Corp.*	5,286	141,771
Vericel Corp.*	6,235	327,338
Xencor, Inc.*	7,832	270,126
Zynex, Inc.*	2,625	40,766

		16,890,199

INDUSTRIALS (16.6%)
AAON, Inc.	5,501	344,308
AAR Corp.*	4,466	173,057
ABM Industries, Inc.	9,024	400,214
Aerojet Rocketdyne Hldgs., Inc.	10,018	483,769

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
AeroVironment, Inc.*	3,020	$302,453
Alamo Group, Inc.	1,331	203,217
Albany International Corp. Cl A	4,129	368,555
Allegiant Travel Co.*	1,960	380,240
American Woodmark Corp.*	2,287	186,825
Apogee Enterprises, Inc.	3,468	141,252
Applied Industrial Technologies, Inc.	5,227	475,971
ArcBest Corp.	3,415	198,719
Arcosa, Inc.	6,480	380,635
Astec Industries, Inc.	3,058	192,470
Atlas Air Worldwide Hldgs., Inc.*	3,707	252,484
AZZ, Inc.	3,365	174,240
Barnes Group, Inc.	6,268	321,235
Boise Cascade Co.	5,290	308,671
Brady Corp. Cl A	6,527	365,773
Chart Industries, Inc.*	4,787	700,434
CIRCOR International, Inc.*	2,723	88,770
Comfort Systems USA, Inc.	4,881	384,574
CoreCivic, Inc.*	16,178	169,384
Deluxe Corp.	5,677	271,190
DXP Enterprises, Inc.*	2,377	79,154
Echo Global Logistics, Inc.*	3,583	110,141
Encore Wire Corp.	2,775	210,317
Enerpac Tool Group Corp. Cl A	8,087	215,276
EnPro Industries, Inc.	2,771	269,203
ESCO Technologies, Inc.	3,503	328,616
Exponent, Inc.	7,011	625,451
Federal Signal Corp.	8,143	327,593
Forrester Research, Inc.*	1,492	68,334
Forward Air Corp.	3,675	329,831
Franklin Electric Co., Inc.	5,189	418,337
Gibraltar Industries, Inc.*	4,389	334,925
GMS, Inc.*	5,763	277,431
Granite Construction, Inc.	6,159	255,783
Greenbrier Cos., Inc.	4,415	192,406
Griffon Corp.	6,100	156,343
Harsco Corp.*	10,649	217,453
Hawaiian Hldgs., Inc.*	6,874	167,519
Heartland Express, Inc.	6,556	112,304
Heidrick & Struggles International, Inc.	2,623	116,855
Hillenbrand, Inc.	10,122	446,178
HNI Corp.	5,858	257,576
Hub Group, Inc. Cl A*	4,542	299,681
Insteel Industries, Inc.	2,602	83,654
Interface, Inc. Cl A	7,938	121,451
John Bean Technologies Corp.	4,271	609,130
Kaman Corp.	3,741	188,546
Kelly Svcs., Inc. Cl A*	4,505	107,985
Korn Ferry	7,264	527,003
Lindsay Corp.	1,467	242,466

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Lydall, Inc.*	2,303	$139,378
ManTech International Corp. Cl A	3,689	319,246
Marten Transport Ltd.	7,905	130,353
Matrix Svc. Co.*	3,568	37,464
Matson, Inc.	5,842	373,888
Matthews International Corp. Cl A	4,258	153,118
Meritor, Inc.*	9,763	228,649
Moog, Inc. Cl A	3,937	330,944
Mueller Industries, Inc.	7,684	332,794
MYR Group, Inc.*	2,264	205,843
National Presto Industries, Inc.	700	71,155
NOW, Inc.*	14,830	140,737
Park Aerospace Corp.	2,522	37,578
PGT Innovations, Inc.*	8,009	186,049
Pitney Bowes, Inc.	23,605	207,016
Powell Industries, Inc.	1,195	36,985
Proto Labs, Inc.*	3,725	341,955
Quanex Building Products Corp.	4,519	112,252
Raven Industries, Inc.	4,831	279,473
Resideo Technologies, Inc.*	19,349	580,470
Resources Connection, Inc.	4,150	59,594
Saia, Inc.*	3,542	742,014
SkyWest, Inc.*	6,772	291,670
SPX Corp.*	6,087	371,794
SPX FLOW, Inc.	5,678	370,433
Standex International Corp.	1,649	156,507
Team, Inc.*	4,156	27,845
Tennant Co.	2,503	199,865
Titan International, Inc.*	6,797	57,639
Triumph Group, Inc.*	8,206	170,274
TrueBlue, Inc.*	4,771	134,113
UFP Industries, Inc.	8,318	618,360
UniFirst Corp.	2,050	481,012
US Ecology, Inc.*	4,239	159,047
Veritiv Corp.*	1,644	100,974
Viad Corp.*	2,755	137,337
Vicor Corp.*	2,863	302,734
Wabash National Corp.	6,979	111,664
Watts Water Technologies, Inc. Cl A	3,705	540,597

		24,244,202

INFORMATION TECHNOLOGY (13.4%)
3D Systems Corp.*	16,820	672,295
8x8, Inc.*	14,781	410,321
ADTRAN, Inc.	6,510	134,431
Advanced Energy Industries, Inc.	5,167	582,373
Agilysys, Inc.*	2,764	157,189
Alarm.com Hldgs., Inc.*	6,091	515,908
Applied Optoelectronics, Inc.*	3,324	28,154
Arlo Technologies, Inc.*	10,932	74,010

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Axcelis Technologies, Inc.*	4,520	$182,698
Badger Meter, Inc.	3,924	385,023
Bel Fuse, Inc. Cl B	1,372	19,757
Benchmark Electronics, Inc.	4,818	137,120
BM Technologies, Inc.*	527	6,556
Bottomline Technologies DE, Inc.*	5,290	196,153
CalAmp Corp.*	4,740	60,293
CEVA, Inc.*	3,069	145,164
Cohu, Inc.*	6,514	239,650
Comtech Telecommunications Corp.	3,504	84,657
CSG Systems International, Inc.	4,424	208,724
CTS Corp.	4,351	161,683
Daktronics, Inc.*	4,960	32,686
Diebold Nixdorf, Inc.*	10,522	135,102
Digi International, Inc.*	4,577	92,043
Diodes, Inc.*	5,701	454,769
DSP Group, Inc.*	3,031	44,859
Ebix, Inc.	3,163	107,226
ePlus, Inc.*	1,816	157,429
EVERTEC, Inc.	8,056	351,644
ExlService Hldgs., Inc.*	4,500	478,170
Extreme Networks, Inc.*	16,956	189,229
Fabrinet*	4,961	475,611
FARO Technologies, Inc.*	2,442	189,914
FormFactor, Inc.*	10,441	380,679
Harmonic, Inc.*	13,597	115,846
Ichor Hldgs. Ltd.*	3,777	203,203
Insight Enterprises, Inc.*	4,751	475,148
InterDigital, Inc.	4,139	302,271
Itron, Inc.*	6,071	606,979
Knowles Corp.*	12,482	246,395
Kulicke & Soffa Industries, Inc.	8,347	510,836
LivePerson, Inc.*	8,626	545,508
MaxLinear, Inc. Cl A*	9,227	392,055
Methode Electronics, Inc.	5,171	254,465
MicroStrategy, Inc. Cl A*	1,047	695,731
NETGEAR, Inc.*	4,098	157,035
OneSpan, Inc.*	4,549	116,181
Onto Innovation, Inc.*	6,596	481,772
OSI Systems, Inc.*	2,249	228,588
PC Connection, Inc.	1,479	68,433
PDF Solutions, Inc.*	3,974	72,247
Perficient, Inc.*	4,445	357,467
Photronics, Inc.*	8,526	112,628
Plantronics, Inc.*	5,121	213,699
Plexus Corp.*	3,846	351,563
Power Integrations, Inc.	8,159	669,528
Progress Software Corp.	5,919	273,754
Rambus, Inc.*	15,133	358,803
Rogers Corp.*	2,517	505,414
Sanmina Corp.*	8,756	341,134

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
ScanSource, Inc.*	3,425	$96,345
SMART Global Hldgs., Inc.*	1,829	87,207
SPS Commerce, Inc.*	4,824	481,676
Sykes Enterprises, Inc.*	5,351	287,349
TTEC Hldgs., Inc.	2,456	253,189
TTM Technologies, Inc.*	13,409	191,749
Ultra Clean Hldgs., Inc.*	5,891	316,465
Unisys Corp.*	9,015	228,170
Veeco Instruments, Inc.*	6,750	162,270
Viavi Solutions, Inc.*	30,754	543,116
Vonage Hldgs. Corp.*	31,785	458,022
Xperi Hldg. Corp.	14,111	313,829

		19,567,590

MATERIALS (5.0%)
AdvanSix, Inc.*	3,773	112,662
Allegheny Technologies, Inc.*	17,110	356,743
American Vanguard Corp.	3,649	63,894
Arconic Corp.*	13,172	469,187
Balchem Corp.	4,363	572,687
Carpenter Technology Corp.	6,461	259,861
Century Aluminum Co.*	6,786	87,471
Clearwater Paper Corp.*	2,244	65,009
Domtar Corp.*	6,758	371,420
Ferro Corp.*	11,114	239,729
FutureFuel Corp.	3,471	33,322
GCP Applied Technologies, Inc.*	6,510	151,423
Glatfelter Corp.	5,979	83,527
Hawkins, Inc.	2,548	83,447
Haynes International, Inc.	1,707	60,394
HB Fuller Co.	7,028	447,051
Innospec, Inc.	3,310	299,919
Kaiser Aluminum Corp.	2,132	263,281
Koppers Hldgs., Inc.*	2,857	92,424
Kraton Corp.*	4,324	139,622
Livent Corp.*	21,426	414,807
Materion Corp.	2,743	206,685
Mercer International, Inc.*	5,326	67,906
Myers Industries, Inc.	4,854	101,934
Neenah, Inc.	2,266	113,685
O-I Glass, Inc.*	21,241	346,865
Olympic Steel, Inc.	1,222	35,915
Quaker Chemical Corp.	1,779	421,961
Rayonier Advanced Materials, Inc.*	8,554	57,226
Schweitzer-Mauduit International, Inc.	4,225	170,605
Stepan Co.	2,877	346,017
SunCoke Energy, Inc.	11,161	79,690
TimkenSteel Corp.*	5,164	73,071
Tredegar Corp.	3,488	48,030
Trinseo S.A.	5,211	311,826
US Concrete, Inc.*	2,169	160,072
Warrior Met Coal, Inc.	6,915	118,938

		7,328,306

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (7.5%)
Acadia Realty Trust	11,609	$254,934
Agree Realty Corp.	9,165	646,041
Alexander & Baldwin, Inc.	9,738	178,400
American Assets Trust, Inc.	6,751	251,745
Armada Hoffler Properties, Inc.	8,112	107,808
Brandywine Realty Trust	22,982	315,083
CareTrust REIT, Inc.	13,018	302,408
Centerspace	1,745	137,680
Chatham Lodging Trust*	6,540	84,170
Community Healthcare Trust, Inc.	3,087	146,509
DiamondRock Hospitality Co.*	28,281	274,326
Diversified Healthcare Trust	32,049	133,965
Easterly Government Properties, Inc.	11,281	237,803
Essential Properties Realty Trust, Inc.	15,804	427,340
Four Corners Property Trust, Inc.	10,246	282,892
Franklin Street Properties Corp.	12,993	68,343
GEO Group, Inc.	16,360	116,483
Getty Realty Corp.	5,017	156,280
Global Net Lease, Inc.	12,831	237,373
Hersha Hospitality Trust Cl A*	4,948	53,240
Independence Realty Trust, Inc.	13,740	250,480
Industrial Logistics Properties Trust	8,784	229,614
Innovative Industrial Properties, Inc. Cl A	3,218	614,702
iStar, Inc.	9,851	204,211
Kite Realty Group Trust	11,364	250,122
Lexington Realty Trust	37,343	446,249
LTC Properties, Inc.	5,295	203,275
Mack-Cali Realty Corp.	11,594	198,837
Marcus & Millichap, Inc.*	3,244	126,094
NexPoint Residential Trust, Inc.	3,042	167,249
Office Properties Income Trust	6,499	190,486
RE/MAX Hldgs., Inc. Cl A	2,541	84,692

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Realogy Hldgs. Corp.*	15,660	$285,325
Retail Opportunity Investments Corp.	15,977	282,154
Retail Properties of America, Inc. Cl A	28,884	330,722
RPT Realty	10,917	141,703
Safehold, Inc.	1,934	151,819
Saul Centers, Inc.	1,739	79,038
Service Properties Trust	22,170	279,342
SITE Centers Corp.	22,708	341,982
St Joe Co.	4,198	187,273
Summit Hotel Properties, Inc.*	14,274	133,176
Tanger Factory Outlet Centers, Inc.	13,559	255,587
Uniti Group, Inc.	31,401	332,537
Universal Health Realty Income Trust	1,723	106,051
Urstadt Biddle Properties, Inc. Cl A	4,049	78,470
Washington Real Estate Investment Trust	11,377	261,671
Whitestone REIT Cl B	5,371	44,311
Xenia Hotels & Resorts, Inc.*	15,308	286,719

		10,956,714

UTILITIES (1.5%)
American States Water Co.	4,965	395,015
Avista Corp.	9,323	397,812
California Water Svc. Group	6,838	379,783
Chesapeake Utilities Corp.	2,358	283,738
Northwest Natural Hldg. Co.	4,124	216,593
South Jersey Industries, Inc.	15,122	392,114
Unitil Corp.	2,023	107,158

		2,172,213

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $112,006,115) 99.9%		145,526,740

WARRANTS
ENERGY (0.0%) (2)
Nabors Industries Ltd. — expiring 06/11/2026*	347	$3,470

TOTAL WARRANTS (Cost: $2,521) 0.0% (2)		3,470

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.2%)
Citibank, New York Time Deposit	0.01	07/01/21	$317,471	$317,471

TOTAL TEMPORARY CASH INVESTMENT (Cost: $317,471) 0.2%				317,471

TOTAL INVESTMENTS (Cost: $112,326,107) 100.1%				145,847,681

OTHER NET ASSETS -0.1%				(76,348)

NET ASSETS 100.0%				$145,771,333

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (1.9%)
Discovery, Inc. Cl A*	22,496	$690,177
Discovery, Inc. Cl C*	14,183	411,024
Take-Two Interactive Software, Inc.*	7,005	1,240,025

		2,341,226

CONSUMER DISCRETIONARY (7.0%)
Capri Hldgs. Ltd.*	24,558	1,404,472
Foot Locker, Inc.	11,994	739,190
Marriott Vacations Worldwide Corp.*	12,646	2,014,508
Ralph Lauren Corp. Cl A	5,285	622,626
Steven Madden Ltd.	38,187	1,671,063
Taylor Morrison Home Corp. Cl A*	16,641	439,655
Williams-Sonoma, Inc.	9,062	1,446,749

		8,338,263

CONSUMER STAPLES (2.7%)
Constellation Brands, Inc. Cl A	4,528	1,059,054
TreeHouse Foods, Inc.*	37,444	1,667,007
Tyson Foods, Inc. Cl A	6,443	475,235

		3,201,296

ENERGY (5.1%)
Baker Hughes Co. Cl A	76,580	1,751,384
Cheniere Energy, Inc.*	10,426	904,351
Devon Energy Corp.	47,620	1,390,028
Hess Corp.	7,910	690,701
MPLX LP	21,383	633,151
Williams Cos., Inc.	27,020	717,381

		6,086,996

FINANCIALS (17.4%)
American Financial Group, Inc.	18,063	2,252,817
Ameriprise Financial, Inc.	11,826	2,943,255
Discover Financial Svcs.	13,012	1,539,189
Everest Re Group Ltd.	4,309	1,085,911
Fifth Third Bancorp	34,811	1,330,825
Hartford Financial Svcs. Group, Inc.	14,692	910,463
KeyCorp.	65,467	1,351,894
Lincoln National Corp.	9,813	616,649
Progressive Corp.	17,125	1,681,846
Reinsurance Group of America, Inc.	7,756	884,184
Signature Bank	4,858	1,193,368
Starwood Property Trust, Inc.	35,726	934,949
SVB Financial Group*	2,361	1,313,731
Synchrony Financial	18,600	902,472
Voya Financial, Inc.	12,195	749,993
Zions Bancorporation	21,824	1,153,617

		20,845,163

HEALTH CARE (9.2%)
Agilent Technologies, Inc.	16,027	2,368,951
Centene Corp.*	14,748	1,075,571

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Envista Hldgs. Corp.*	20,400	$881,484
Hill-Rom Hldgs., Inc.	9,222	1,047,527
Horizon Therapeutics PLC*	8,859	829,557
Humana, Inc.	3,257	1,441,939
Syneos Health, Inc. Cl A*	14,267	1,276,754
Zimmer Biomet Hldgs., Inc.	13,379	2,151,611

		11,073,394

INDUSTRIALS (17.5%)
Alaska Air Group, Inc.*	22,748	1,371,932
Builders FirstSource, Inc.*	36,037	1,537,338
Carlisle Cos., Inc.	10,945	2,094,654
Dover Corp.	7,810	1,176,186
HEICO Corp. Cl A	4,820	598,548
Jacobs Engineering Group, Inc.	12,306	1,641,867
L-3 Harris Technologies, Inc.	8,463	1,829,277
Mueller Industries, Inc.	38,309	1,659,163
Old Dominion Freight Line, Inc.	9,293	2,358,563
Oshkosh Corp.	11,186	1,394,223
Stanley Black & Decker, Inc.	7,396	1,516,106
Teledyne Technologies, Inc.*	1,262	528,564
Trane Technologies PLC	11,342	2,088,516
Univar Solutions, Inc.*	46,221	1,126,868

		20,921,805

INFORMATION TECHNOLOGY (11.5%)
Analog Devices, Inc.	5,858	1,008,513
Ciena Corp.*	19,699	1,120,676
DXC Technology Co.*	87,989	3,426,292
Euronet Worldwide, Inc.*	15,568	2,107,129
KLA Corp.	2,444	792,369
MKS Instruments, Inc.	2,686	477,974
Proofpoint, Inc.*	5,210	905,289
PTC, Inc.*	7,346	1,037,696
Qorvo, Inc.*	7,038	1,376,985
Viasat, Inc.*	19,499	971,830
Western Digital Corp.*	7,472	531,782

		13,756,535

MATERIALS (9.4%)
Ashland Global Hldgs., Inc.	26,749	2,340,538
Crown Hldgs., Inc.	32,148	3,285,847
FMC Corp.	9,692	1,048,674
Freeport-McMoRan, Inc.	31,317	1,162,174
Newmont Corp.	16,608	1,052,615
Packaging Corp. of America	10,292	1,393,743
Steel Dynamics, Inc.	15,577	928,389

		11,211,980

REAL ESTATE (7.8%)
Alexander’s, Inc.	1,193	319,664
American Campus Communities, Inc.	14,837	693,185
Apartment Income REIT Corp.	19,367	918,577
AvalonBay Communities, Inc.	5,458	1,139,030

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Brandywine Realty Trust	57,827	$792,808
Duke Realty Corp.	46,181	2,186,670
Equity LifeStyle Properties, Inc.	8,858	658,238
Kilroy Realty Corp.	8,694	605,450
Vornado Realty Trust	7,862	366,920
Welltower, Inc.	13,989	1,162,486
Weyerhaeuser Co.	16,568	570,271

		9,413,299

UTILITIES (7.6%)
AES Corp.	43,504	1,134,149

	Shares	Value
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Ameren Corp.	19,105	$1,529,164
Atmos Energy Corp.	7,739	743,795
Entergy Corp.	11,144	1,111,057
Evergy, Inc.	34,691	2,096,377
PPL Corp.	29,912	836,639
Public Svc. Enterprise Group, Inc.	28,246	1,687,416

		9,138,597

TOTAL COMMON STOCKS
(Cost: $79,180,783) 97.1%		116,328,554

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.7%)
U.S. Treasury Bill	A-1+	0.01	07/01/21	$2,000,000	$2,000,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,000,000) 1.7%					2,000,000

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (1.5%)
Citibank, New York Time Deposit		0.01	07/01/21	$1,854,554	$1,854,554

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,854,554) 1.5%					1,854,554

TOTAL INVESTMENTS (Cost: $83,035,337) 100.3%					120,183,108

OTHER NET ASSETS -0.3%					(349,844)

NET ASSETS 100.0%					$119,833,264

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.8%)
Cable One, Inc.	4,500	$8,607,645
Cinemark Hldgs., Inc.*	89,944	1,974,271
Iridium Communications, Inc.*	98,905	3,955,211
John Wiley & Sons, Inc. Cl A	36,722	2,209,930
New York Times Co. Cl A	120,343	5,240,938
TEGNA, Inc.	184,579	3,462,702
Telephone & Data Systems, Inc.	84,164	1,907,156
TripAdvisor, Inc.*	81,594	3,288,238
World Wrestling Entertainment, Inc. Cl A	37,487	2,170,122
Yelp, Inc. Cl A*	60,303	2,409,708

		35,225,921

CONSUMER DISCRETIONARY (14.5%)
Adient PLC*	80,926	3,657,855
Adtalem Global Education, Inc.*	40,707	1,450,797
American Eagle Outfitters, Inc.	125,430	4,707,388
AutoNation, Inc.*	44,645	4,232,792
Boyd Gaming Corp.*	67,944	4,177,877
Brunswick Corp.	64,545	6,429,973
Callaway Golf Co.*	97,443	3,286,752
Capri Hldgs. Ltd.*	124,777	7,135,997
Carter’s, Inc.	36,297	3,744,761
Choice Hotels International, Inc.	23,935	2,844,914
Churchill Downs, Inc.	28,312	5,613,137
Columbia Sportswear Co.	25,226	2,481,229
Cracker Barrel Old Country Store, Inc.	19,601	2,909,964
Crocs, Inc.*	54,344	6,332,163
Dana, Inc.	123,968	2,945,480
Deckers Outdoor Corp.*	23,045	8,850,893
Dick’s Sporting Goods, Inc.	54,300	5,440,317
Five Below, Inc.*	46,079	8,905,688
Foot Locker, Inc.	85,034	5,240,645
Fox Factory Hldg. Corp.*	34,449	5,362,331
Gentex Corp.	200,466	6,633,420
Goodyear Tire & Rubber Co.*	237,184	4,067,706
Graham Hldgs. Co. Cl B	3,328	2,109,619
Grand Canyon Education, Inc.*	38,044	3,422,819
H&R Block, Inc.	145,369	3,413,264
Harley-Davidson, Inc.	127,385	5,836,781
Helen of Troy Ltd.*	20,029	4,569,015
Jack in the Box, Inc.	18,564	2,068,772
KB Home	71,561	2,913,964
Kohl’s Corp.	129,962	7,162,206
Lear Corp.	46,165	8,091,801
Lithia Motors, Inc. Cl A	24,728	8,497,530

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Marriott Vacations Worldwide Corp.*	36,207	$5,767,775
Mattel, Inc.*	287,552	5,779,795
Murphy USA, Inc.	20,630	2,751,423
Nordstrom, Inc.*	90,986	3,327,358
Ollie’s Bargain Outlet Hldgs., Inc.*	47,998	4,038,072
Papa John’s International, Inc.	27,200	2,840,768
Polaris, Inc.	47,161	6,459,171
RH*	13,940	9,465,260
Scientific Games Corp. Cl A*	47,722	3,695,592
Service Corp. International	138,519	7,423,233
Six Flags Entertainment Corp.*	62,662	2,712,011
Skechers U.S.A., Inc. Cl A*	110,565	5,509,454
Strategic Education, Inc.	20,263	1,541,204
Taylor Morrison Home Corp. Cl A*	105,114	2,777,112
Tempur Sealy International, Inc.	151,475	5,936,305
Texas Roadhouse, Inc. Cl A	54,218	5,215,772
Thor Industries, Inc.	45,375	5,127,375
Toll Brothers, Inc.	93,027	5,377,891
TopBuild Corp.*	26,860	5,312,371
Travel + Leisure Co.	72,049	4,283,313
Tri Pointe Homes, Inc.*	96,004	2,057,366
Urban Outfitters, Inc.*	57,604	2,374,437
Visteon Corp.*	23,584	2,852,249
Wendy’s Co.	146,737	3,436,581
Williams-Sonoma, Inc.	64,278	10,261,983
Wingstop, Inc.	24,331	3,835,296
WW International, Inc.*	40,439	1,461,465
Wyndham Hotels & Resorts, Inc.	77,550	5,606,090
YETI Hldgs., Inc.*	63,548	5,834,977

		287,599,549

CONSUMER STAPLES (3.4%)
BJ’s Wholesale Club Hldgs., Inc.*	115,474	5,494,253
Boston Beer Co., Inc. Cl A*	7,577	7,734,602
Casey’s General Stores, Inc.	30,544	5,945,084
Coty, Inc. Cl A*	234,191	2,187,344
Darling Ingredients, Inc.*	135,204	9,126,270
Energizer Hldgs., Inc.	47,855	2,056,808
Flowers Foods, Inc.	163,531	3,957,450
Grocery Outlet Hldg. Corp.*	72,267	2,504,774
Hain Celestial Group, Inc.*	68,992	2,767,959

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Ingredion, Inc.	55,574	$5,029,447
Lancaster Colony Corp.	16,374	3,168,533
Nu Skin Enterprises, Inc. Cl A	40,987	2,321,914
Pilgrim’s Pride Corp.*	40,174	891,059
Post Hldgs., Inc.*	49,112	5,327,179
Sanderson Farms, Inc.	16,660	3,131,580
Sprouts Farmers Market, Inc.*	98,102	2,437,835
Tootsie Roll Industries, Inc.	14,610	495,425
TreeHouse Foods, Inc.*	46,770	2,082,200

		66,659,716

ENERGY (2.0%)
Antero Midstream Corp.	234,713	2,438,668
ChampionX Corp.*	152,274	3,905,828
Cimarex Energy Co.	84,359	6,111,810
CNX Resources Corp.*	187,587	2,562,438
EQT Corp.*	238,459	5,308,097
Equitrans Midstream Corp.	336,901	2,867,028
HollyFrontier Corp.	124,282	4,088,878
Murphy Oil Corp.	117,470	2,734,702
Targa Resources Corp.	190,332	8,460,257
World Fuel Svcs. Corp.	52,770	1,674,392

		40,152,098

FINANCIALS (14.9%)
Affiliated Managers Group, Inc.	34,957	5,390,719
Alleghany Corp.*	11,515	7,681,311
American Financial Group, Inc.	56,806	7,084,844
Associated Banc-Corp.	126,962	2,600,182
BancorpSouth Bank	80,089	2,268,921
Bank of Hawaii Corp.	33,824	2,848,657
Bank OZK	100,651	4,243,446
Brighthouse Financial, Inc.*	72,183	3,287,214
Brown & Brown, Inc.	193,424	10,278,551
Cathay General Bancorp	62,521	2,460,827
CIT Group, Inc.	83,181	4,291,308
CNO Financial Group, Inc.	110,955	2,620,757
Commerce Bancshares, Inc.	87,451	6,520,347
Cullen/Frost Bankers, Inc.	46,608	5,220,096
East West Bancorp, Inc.	118,442	8,491,107
Essent Group Ltd.	94,434	4,244,808
Evercore, Inc. Cl A	33,653	4,737,333
FactSet Research Systems, Inc.	31,204	10,472,374
Federated Hermes, Inc. Cl B	77,942	2,643,013
First American Financial Corp.	91,334	5,694,675

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
First Financial Bankshares, Inc.	119,809	$5,886,216
First Horizon Corp.	458,205	7,917,782
FirstCash, Inc.	33,987	2,597,966
FNB Corp.	264,703	3,263,788
Fulton Financial Corp.	135,919	2,144,802
Glacier Bancorp, Inc.	80,006	4,406,730
Hancock Whitney Corp.	72,936	3,241,276
Hanover Insurance Group, Inc.	29,807	4,043,021
Home BancShares, Inc.	126,772	3,128,733
Interactive Brokers Group, Inc. Cl A	67,090	4,409,826
International Bancshares Corp.	46,697	2,005,169
Janus Henderson Group PLC	138,976	5,393,659
Jefferies Financial Group, Inc.	166,454	5,692,727
Kemper Corp.	50,198	3,709,632
Kinsale Capital Group, Inc.	17,802	2,933,236
LendingTree, Inc.*	9,260	1,962,009
Mercury General Corp.	21,557	1,400,127
MGIC Investment Corp.	282,044	3,835,798
Navient Corp.	152,491	2,947,651
New York Community Bancorp, Inc.	386,963	4,264,332
Old Republic International Corp.	237,603	5,918,691
PacWest Bancorp	97,448	4,010,960
Pinnacle Financial Partners, Inc.	62,958	5,558,562
Primerica, Inc.	32,994	5,052,701
PROG Hldgs., Inc.	56,823	2,734,891
Prosperity Bancshares, Inc.	77,229	5,545,042
Reinsurance Group of America, Inc. Cl A	56,386	6,428,004
RenaissanceRe Hldgs. Ltd.	41,141	6,122,604
RLI Corp.	33,145	3,466,636
SEI Investments Co.	98,645	6,113,031
Selective Insurance Group, Inc.	50,207	4,074,298
Signature Bank	48,484	11,910,095
SLM Corp.	269,691	5,647,330
Sterling Bancorp	158,846	3,937,792
Stifel Financial Corp.	87,984	5,706,642
Synovus Financial Corp.	124,016	5,441,822
Texas Capital Bancshares, Inc.*	42,572	2,702,896
Trustmark Corp.	53,255	1,640,254
UMB Financial Corp.	36,348	3,382,545
Umpqua Hldgs. Corp.	184,458	3,403,250
United Bankshares, Inc.	112,386	4,102,089

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Valley National Bancorp	339,257	$4,556,222
Washington Federal, Inc.	60,386	1,919,067
Webster Financial Corp.	75,103	4,005,994
Wintrust Financial Corp.	47,628	3,602,106

		295,248,494

HEALTH CARE (10.8%)
Acadia Healthcare Co., Inc.*	74,422	4,669,980
Amedisys, Inc.*	26,624	6,521,016
Arrowhead Pharmaceuticals, Inc.*	84,638	7,009,719
Bio-Techne Corp.	32,225	14,509,628
Chemed Corp.	13,158	6,243,471
Emergent BioSolutions, Inc.*	37,256	2,346,755
Encompass Health Corp.	81,595	6,366,858
Envista Hldgs. Corp.*	132,817	5,739,023
Exelixis, Inc.*	255,665	4,658,216
Globus Medical, Inc. Cl A*	64,315	4,986,342
Haemonetics Corp.*	41,573	2,770,425
Halozyme Therapeutics, Inc.*	111,757	5,074,885
HealthEquity, Inc.*	68,319	5,498,313
Hill-Rom Hldgs., Inc.	54,379	6,176,911
ICU Medical, Inc.*	16,300	3,354,540
Integra LifeSciences Hldgs. Corp.*	58,816	4,013,604
Jazz Pharmaceuticals PLC*	49,637	8,817,517
LHC Group, Inc.*	25,973	5,201,353
Ligand Pharmaceuticals, Inc.*	13,758	1,804,912
LivaNova PLC*	40,156	3,377,521
Masimo Corp.*	41,926	10,164,959
Medpace Hldgs., Inc.*	23,021	4,066,199
Molina Healthcare, Inc.*	48,885	12,370,838
Nektar Therapeutics Cl A*	149,566	2,566,553
Neogen Corp.*	89,840	4,136,234
Neurocrine Biosciences, Inc.*	78,302	7,620,351
NuVasive, Inc.*	42,615	2,888,445
Patterson Cos., Inc.	72,856	2,214,094
Penumbra, Inc.*	27,880	7,640,793
PRA Health Sciences, Inc.*	53,238	8,795,450
Progyny, Inc.*	30,042	1,772,478
Quidel Corp.*	31,617	4,050,770
R1 RCM, Inc.*	115,295	2,564,161
Repligen Corp.*	41,613	8,306,787
STAAR Surgical Co.*	39,199	5,977,847
Syneos Health, Inc. Cl A*	83,992	7,516,444
Tenet Healthcare Corp.*	90,748	6,079,209
United Therapeutics Corp.*	37,128	6,661,134

		214,533,735

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (17.6%)
Acuity Brands, Inc.	29,544	$5,525,614
AECOM*	121,137	7,670,395
AGCO Corp.	51,196	6,674,934
ASGN, Inc.*	44,799	4,342,367
Avis Budget Group, Inc.*	44,348	3,454,266
Axon Enterprise, Inc.*	53,596	9,475,773
Brink’s Co.	41,603	3,196,775
Builders FirstSource, Inc.*	171,738	7,326,343
CACI International, Inc. Cl A*	19,282	4,919,224
Carlisle Cos., Inc.	43,016	8,232,402
Clean Harbors, Inc.*	41,355	3,851,805
Colfax Corp.*	97,404	4,462,077
Crane Co.	40,592	3,749,483
Curtiss-Wright Corp.	33,719	4,004,468
Donaldson Co., Inc.	103,561	6,579,230
Dycom Industries, Inc.*	25,886	1,929,284
EMCOR Group, Inc.	45,402	5,593,072
EnerSys	35,586	3,477,820
Flowserve Corp.	107,641	4,340,085
Fluor Corp.*	103,020	1,823,454
FTI Consulting, Inc.*	28,327	3,869,751
GATX Corp.	29,376	2,598,895
Graco, Inc.	139,377	10,550,839
Healthcare Svcs. Group, Inc.	61,656	1,946,480
Herman Miller, Inc.	49,842	2,349,552
Hexcel Corp.*	68,585	4,279,704
Hubbell, Inc. Cl B	44,446	8,304,291
IAA, Inc.*	111,653	6,089,555
Insperity, Inc.	30,180	2,727,367
ITT, Inc.	71,378	6,537,511
JetBlue Airways Corp.*	257,772	4,325,414
KAR Auction Svcs., Inc.*	103,170	1,810,634
KBR, Inc.	117,359	4,477,246
Kennametal, Inc.	69,585	2,499,493
Kirby Corp.*	50,141	3,040,550
Knight-Swift Transportation Hldgs., Inc. Cl A	101,389	4,609,144
Landstar System, Inc.	31,730	5,013,975
Lennox International, Inc.	28,421	9,970,087
Lincoln Electric Hldgs., Inc.	48,887	6,438,907
ManpowerGroup, Inc.	45,419	5,400,773
MasTec, Inc.*	47,673	5,058,105
Mercury Systems, Inc.*	45,987	3,048,018
Middleby Corp.*	46,044	7,977,583
MSA Safety, Inc.	30,219	5,003,662
MSC Industrial Direct Co., Inc. Cl A	38,521	3,456,489
Nordson Corp.	44,472	9,762,049
nVent Electric PLC	139,430	4,355,793
Oshkosh Corp.	56,534	7,046,398
Owens Corning	85,790	8,398,841
Regal Beloit Corp.	33,670	4,495,282
Ryder System, Inc.	44,822	3,331,619

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Science Applications International Corp.	47,382	$4,156,823
Simpson Manufacturing Co., Inc.	35,775	3,950,991
Stericycle, Inc.*	76,364	5,463,844
Sunrun, Inc.*	132,660	7,399,775
Terex Corp.	57,231	2,725,340
Tetra Tech, Inc.	45,687	5,575,641
Timken Co.	55,813	4,497,970
Toro Co.	87,666	9,632,740
Trex Co., Inc.*	95,542	9,765,348
Trinity Industries, Inc.	68,634	1,845,568
Univar Solutions, Inc.*	141,644	3,453,281
Valmont Industries, Inc.	17,606	4,155,896
Watsco, Inc.	27,066	7,758,198
Werner Enterprises, Inc.	47,258	2,103,926
Woodward, Inc.	47,810	5,874,893
XPO Logistics, Inc.*	84,233	11,783,354

		349,546,466

INFORMATION TECHNOLOGY (14.2%)
ACI Worldwide, Inc.*	98,066	3,642,171
Alliance Data Systems Corp.	42,413	4,419,010
Amkor Technology, Inc.	92,132	2,180,764
Arrow Electronics, Inc.*	62,706	7,137,824
Aspen Technology, Inc.*	56,136	7,720,945
Avnet, Inc.	84,481	3,385,998
Belden, Inc.	37,304	1,886,463
Blackbaud, Inc.*	40,550	3,104,913
Brooks Automation, Inc.	61,563	5,865,723
CDK Global, Inc.	101,537	5,045,374
Ceridian HCM Hldg., Inc.*	108,818	10,437,823
Ciena Corp.*	128,891	7,332,609
Cirrus Logic, Inc.*	47,903	4,077,503
CMC Materials, Inc.	24,462	3,687,402
Cognex Corp.	147,254	12,376,699
Coherent, Inc.*	20,271	5,358,436
CommVault Systems, Inc.*	38,337	2,996,803
Concentrix Corp.*	33,977	5,463,502
Cree, Inc.*	95,679	9,369,844
Envestnet, Inc.*	44,880	3,404,597
Fair Isaac Corp.*	23,844	11,985,902
First Solar, Inc.*	70,447	6,376,158
Genpact Ltd.	143,562	6,522,022
II-VI, Inc.*	86,907	6,308,579
J2 Global, Inc.*	35,265	4,850,701
Jabil, Inc.	113,736	6,610,336
Lattice Semiconductor Corp.*	114,829	6,451,093
Littelfuse, Inc.	20,916	5,329,188
LiveRamp Hldgs., Inc.*	55,431	2,596,942
Lumentum Hldgs., Inc.*	62,920	5,161,328
Manhattan Associates, Inc.*	53,056	7,684,631

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Maximus, Inc.	50,706	$4,460,607
MKS Instruments, Inc.	45,869	8,162,389
National Instruments Corp.	107,676	4,552,541
NCR Corp.*	109,844	5,009,985
NetScout Systems, Inc.*	61,842	1,764,971
Paylocity Hldg. Corp.*	30,487	5,816,920
Qualys, Inc.*	27,898	2,809,050
Sabre Corp.*	268,399	3,349,619
Sailpoint Technologies Hldgs., Inc.*	74,327	3,795,880
Semtech Corp.*	54,595	3,756,136
Silicon Laboratories, Inc.*	37,648	5,769,556
SolarEdge Technologies, Inc.*	42,894	11,854,615
Synaptics, Inc.*	29,324	4,562,228
SYNNEX Corp.	34,550	4,206,808
Teradata Corp.*	92,669	4,630,670
Universal Display Corp.	35,728	7,943,406
ViaSat, Inc.*	56,266	2,804,297
Vishay Intertechnology, Inc.	113,002	2,548,195
Vontier Corp.	139,553	4,546,637
WEX, Inc.*	37,109	7,195,435
Xerox Hldgs. Corp.	134,195	3,152,241

		281,463,469

MATERIALS (6.2%)
AptarGroup, Inc.	53,926	7,594,938
Ashland Global Hldgs., Inc.	45,278	3,961,825
Avient Corp.	75,296	3,701,551
Cabot Corp.	46,524	2,648,611
Chemours Co.	139,512	4,855,017
Cleveland-Cliffs, Inc.*	384,832	8,296,978
Commercial Metals Co.	97,282	2,988,503
Compass Minerals International, Inc.	28,596	1,694,599
Eagle Materials, Inc.	35,134	4,992,893
Greif, Inc. Cl A	22,137	1,340,395
Ingevity Corp.*	32,636	2,655,265
Louisiana-Pacific Corp.	84,459	5,092,033
Minerals Technologies, Inc.	27,883	2,193,556
NewMarket Corp.	6,066	1,953,131
Olin Corp.	116,657	5,396,553
Reliance Steel & Aluminum Co.	52,423	7,910,631
Royal Gold, Inc.	53,624	6,118,498
RPM International, Inc.	107,254	9,511,285
Scotts Miracle-Gro Co.	32,942	6,322,229
Sensient Technologies Corp.	34,876	3,018,866
Silgan Hldgs., Inc.	64,793	2,688,909
Sonoco Products Co.	82,683	5,531,493
Steel Dynamics, Inc.	165,070	9,838,172

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
United States Steel Corp.	225,546	$5,413,104
Valvoline, Inc.	149,832	4,863,547
Worthington Industries, Inc.	28,810	1,762,596

		122,345,178

REAL ESTATE (9.4%)
American Campus Communities, Inc.	112,713	5,265,951
Apartment Income REIT Corp.	128,339	6,087,119
Brixmor Property Group, Inc.	246,103	5,633,298
Camden Property Trust	80,939	10,738,177
CoreSite Realty Corp.	34,871	4,693,637
Corporate Office Properties Trust	92,352	2,584,932
Cousins Properties, Inc.	121,955	4,485,505
CyrusOne, Inc.	99,782	7,136,409
Douglas Emmett, Inc.	135,163	4,544,180
EastGroup Properties, Inc.	33,010	5,428,494
EPR Properties*	62,362	3,285,230
First Industrial Realty Trust, Inc.	106,252	5,549,542
Healthcare Realty Trust, Inc.	117,062	3,535,272
Highwoods Properties, Inc.	85,546	3,864,113
Hudson Pacific Properties, Inc.	125,064	3,479,280
JBG SMITH Properties	90,219	2,842,801
Jones Lang LaSalle, Inc.*	41,932	8,196,029
Kilroy Realty Corp.	86,403	6,017,105
Lamar Advertising Co. Cl A	72,236	7,542,883
Life Storage, Inc.	62,560	6,715,816
Macerich Co.	136,245	2,486,471
Medical Properties Trust, Inc.	494,611	9,941,681
National Retail Properties, Inc.	145,547	6,823,243
National Storage Affiliates Trust	56,119	2,837,377

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Omega Healthcare Investors, Inc.	192,876	$6,999,470
Park Hotels & Resorts, Inc.*	198,265	4,086,242
Pebblebrook Hotel Trust	108,550	2,556,352
Physicians Realty Trust	177,640	3,281,011
PotlatchDeltic Corp.	55,164	2,931,967
PS Business Parks, Inc.	16,744	2,479,452
Rayonier, Inc.	113,631	4,082,762
Rexford Industrial Realty, Inc.	110,573	6,297,132
Sabra Health Care REIT, Inc.	178,099	3,241,402
SL Green Realty Corp.	57,065	4,565,200
Spirit Realty Capital, Inc.	94,936	4,541,738
STORE Capital Corp.	200,681	6,925,501
Urban Edge Properties	91,777	1,752,941
Weingarten Realty Investors	99,194	3,181,152

		186,636,867

UTILITIES (3.3%)
ALLETE, Inc.	43,567	3,048,819
Black Hills Corp.	52,304	3,432,711
Essential Utilities, Inc.	186,466	8,521,496
Hawaiian Electric Industries, Inc.	91,027	3,848,622
IDACORP, Inc.	41,635	4,059,412
MDU Resources Group, Inc.	168,315	5,274,992
National Fuel Gas Co.	75,897	3,965,618
New Jersey Resources Corp.	81,331	3,218,268
NorthWestern Corp.	42,397	2,553,147
OGE Energy Corp.	166,389	5,598,990
ONE Gas, Inc.	44,668	3,310,792
PNM Resources, Inc.	69,989	3,413,364
Southwest Gas Hldgs., Inc.	48,673	3,221,666
Spire, Inc.	43,402	3,136,663
UGI Corp.	173,279	8,024,550

		64,629,110
TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,352,909,156) 98.1%		1,944,040,603

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.7%)
U.S. Treasury Bill	A-1+	0.00	08/17/21	$5,000,000	$4,999,990
U.S. Treasury Bill	A-1+	0.01	07/13/21	21,000,000	20,999,951
U.S. Treasury Bill (1)	A-1+	0.01	07/27/21	3,000,000	2,999,976
U.S. Treasury Bill	A-1+	0.04	07/01/21	2,300,000	2,300,000
U.S. Treasury Bill	A-1+	0.05	08/05/21	1,800,000	1,799,918

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $33,099,835) 1.7%					33,099,835

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		0.01	07/01/21	$1,200,638	$1,200,638

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,200,638) 0.1%					1,200,638

TOTAL INVESTMENTS (Cost: $1,387,209,629) 99.9%					1,978,341,076

OTHER NET ASSETS 0.1%					2,460,355

NET ASSETS 100.0%					$1,980,801,431

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (3.4%)
Comcast Corp. Cl A	53,264	$3,037,113
Interpublic Group of Cos., Inc.	44,189	1,435,701
Verizon Communications, Inc.	24,666	1,382,036
ViacomCBS, Inc. Cl B	26,137	1,181,392

		7,036,242

CONSUMER DISCRETIONARY (9.8%)
Advance Auto Parts, Inc.	3,312	679,424
Amazon.com, Inc.*	748	2,573,240
Best Buy Co., Inc.	18,606	2,139,318
eBay, Inc.	25,437	1,785,932
Hanesbrands, Inc.	44,159	824,448
Home Depot, Inc.	10,042	3,202,293
Leggett & Platt, Inc.	23,467	1,215,825
PVH Corp.*	7,615	819,298
Ralph Lauren Corp. Cl A	5,443	641,240
Tapestry, Inc.*	22,452	976,213
Target Corp.	13,571	3,280,653
TJX Cos., Inc.	20,650	1,392,223
Whirlpool Corp.	3,980	867,720

		20,397,827

CONSUMER STAPLES (2.9%)
Constellation Brands, Inc. Cl A	4,903	1,146,763
Procter & Gamble Co.	13,880	1,872,828
Sysco Corp.	16,749	1,302,235
Walmart, Inc.	11,642	1,641,755

		5,963,581

ENERGY (2.4%)
Baker Hughes Co. Cl A	42,929	981,786
Cabot Oil & Gas Corp.	31,070	542,482
Chevron Corp.	6,683	699,977
ConocoPhillips	22,905	1,394,915
Valaris Ltd.*	1,341	38,728
Valero Energy Corp.	10,459	816,639
Williams Cos., Inc.	23,385	620,872

		5,095,399

FINANCIALS (6.6%)
Allstate Corp.	6,897	899,645
Comerica, Inc.	15,388	1,097,780
Goldman Sachs Group, Inc.	2,980	1,130,999
Intercontinental Exchange, Inc.	7,324	869,359
JPMorgan Chase & Co.	20,087	3,124,332
Morgan Stanley	32,347	2,965,897
Synchrony Financial	50,891	2,469,231
Wells Fargo & Co.	28,570	1,293,935

		13,851,178

HEALTH CARE (8.4%)
AbbVie, Inc.	21,092	2,375,803
Amgen, Inc.	4,011	977,681
Bristol-Myers Squibb Co.	15,323	1,023,883
Cigna Corp.	6,400	1,517,248
CVS Health Corp.	18,823	1,570,591
Eli Lilly & Co.	5,904	1,355,086
Gilead Sciences, Inc.	18,061	1,243,681
HCA Healthcare, Inc.	6,722	1,389,706
Regeneron Pharmaceuticals, Inc.*	1,623	906,511
UnitedHealth Group, Inc.	8,368	3,350,882

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Universal Health Svcs., Inc. Cl B	8,986	$1,315,820
Viatris, Inc.	43,977	628,431

		17,655,323

INDUSTRIALS (5.0%)
Caterpillar, Inc.	4,756	1,035,048
Deere & Co.	2,798	986,883
FedEx Corp.	4,290	1,279,836
Honeywell International, Inc.	5,322	1,167,381
Jacobs Engineering Group, Inc.	7,068	943,013
Northrop Grumman Corp.	3,171	1,152,436
Parker-Hannifin Corp.	2,490	764,704
Quanta Svcs., Inc.	8,358	756,984
Snap-on, Inc.	2,554	570,640
Trane Technologies PLC	9,830	1,810,096

		10,467,021

INFORMATION TECHNOLOGY (17.2%)
Apple, Inc.	69,747	9,552,549
Broadcom, Inc.	5,367	2,559,200
Corning, Inc.	17,918	732,846
DXC Technology Co.*	14,892	579,894
Fidelity National Information Svcs., Inc.	6,395	905,980
Fortinet, Inc.*	6,900	1,643,511
HP, Inc.	55,248	1,667,937
Lam Research Corp.	3,934	2,559,854
Micron Technology, Inc.*	13,616	1,157,088
Microsoft Corp.	34,674	9,393,187
NetApp, Inc.	20,396	1,668,801
QUALCOMM, Inc.	10,380	1,483,613
Visa, Inc. Cl A	8,660	2,024,881

		35,929,341

MATERIALS (3.2%)
Dow, Inc.	25,852	1,635,915
Eastman Chemical Co.	8,640	1,008,720
Freeport-McMoRan, Inc.	29,923	1,110,443
LyondellBasell Industries NV Cl A	6,246	642,526
Newmont Corp.	25,480	1,614,922
Westrock Co.	14,792	787,230

		6,799,756

REAL ESTATE (1.7%)
Alexandria Real Estate Equities, Inc.	3,550	645,887
American Tower Corp.	4,093	1,105,683
Equinix, Inc.	1,218	977,567
Extra Space Storage, Inc.	4,713	772,083

		3,501,220

UTILITIES (1.0%)
NextEra Energy, Inc.	20,990	1,538,147
NRG Energy, Inc.	16,253	654,996

		2,193,143

TOTAL COMMON STOCKS
(Cost: $76,693,277) 61.6%		128,890,031

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (17.9%)
U.S. Treasury Bond	AA+	1.13	05/15/40	$2,025,000	$1,748,145
U.S. Treasury Bond	AA+	1.13	08/15/40	1,100,000	946,344
U.S. Treasury Bond	AA+	1.38	11/15/40	750,000	673,711
U.S. Treasury Note	AA+	0.63	03/31/27	400,000	391,344
U.S. Treasury Note	AA+	0.63	05/15/30	1,375,000	1,285,249
U.S. Treasury Note	AA+	1.13	02/15/31	450,000	436,852
U.S. Treasury Note	AA+	1.25	08/31/24	650,000	665,336
U.S. Treasury Note	AA+	1.50	02/28/23	350,000	357,533
U.S. Treasury Note	AA+	1.50	02/15/30	1,000,000	1,009,883
U.S. Treasury Note	AA+	1.63	02/15/26	750,000	777,422
U.S. Treasury Note	AA+	1.63	08/15/29	1,750,000	1,789,854
U.S. Treasury Note	AA+	1.63	05/15/31	1,000,000	1,015,312
U.S. Treasury Note	AA+	2.00	02/15/25	500,000	525,000
U.S. Treasury Note	AA+	2.00	11/15/26	1,000,000	1,055,312
U.S. Treasury Note	AA+	2.13	05/15/25	1,000,000	1,055,898
U.S. Treasury Note	AA+	2.25	02/15/27	2,000,000	2,137,578
U.S. Treasury Note	AA+	2.25	08/15/27	2,600,000	2,780,578
U.S. Treasury Note	AA+	2.25	11/15/27	2,150,000	2,299,828
U.S. Treasury Note	AA+	2.38	05/15/27	1,850,000	1,991,568
U.S. Treasury Note	AA+	2.63	02/15/29	1,500,000	1,644,844
U.S. Treasury Note	AA+	2.88	05/15/28	7,250,000	8,053,731
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	4,875,487

					37,516,809

U.S. GOVERNMENT AGENCIES (10.5%)
MORTGAGE-BACKED OBLIGATIONS (10.5%)
FHLMC	AA+	2.00	11/01/40	96,946	98,968
FHLMC	AA+	2.00	11/01/50	98,224	99,241
FHLMC	AA+	2.00	11/01/50	185,851	187,776
FHLMC	AA+	2.00	11/01/50	271,175	272,729
FHLMC	AA+	2.00	12/01/50	146,582	148,463
FHLMC	AA+	2.50	09/01/27	96,128	100,701
FHLMC	AA+	2.50	06/01/35	245,004	256,049
FHLMC	AA+	2.50	06/01/50	176,141	182,353
FHLMC	AA+	2.50	11/01/50	287,225	297,443
FHLMC	AA+	2.50	11/01/50	494,742	515,623
FHLMC	AA+	3.00	06/01/27	66,317	69,910
FHLMC	AA+	3.00	08/01/27	58,024	60,985
FHLMC	AA+	3.00	02/01/32	159,721	169,289
FHLMC	AA+	3.00	10/15/37	34,841	35,316
FHLMC	AA+	3.00	11/01/42	120,826	128,807
FHLMC	AA+	3.00	04/01/43	130,869	140,178
FHLMC	AA+	3.00	11/01/49	254,266	266,566
FHLMC	AA+	3.00	11/01/49	348,261	365,939
FHLMC	AA+	3.50	02/01/32	67,334	71,821
FHLMC	AA+	3.50	01/01/43	126,271	136,862
FHLMC	AA+	3.50	06/01/45	186,427	201,763
FHLMC	AA+	3.50	07/01/45	203,343	221,000
FHLMC	AA+	4.00	02/01/25	7,543	8,015
FHLMC	AA+	4.00	11/01/33	71,712	76,393
FHLMC	AA+	4.00	01/01/38	127,507	141,065
FHLMC	AA+	4.00	06/15/38	300,000	309,539
FHLMC	AA+	4.00	03/01/41	57,091	62,504
FHLMC	AA+	4.00	07/01/41	82,337	90,982
FHLMC	AA+	4.00	11/01/42	36,653	39,943
FHLMC	AA+	4.00	01/01/43	92,348	100,643
FHLMC	AA+	4.00	01/01/44	108,247	118,319

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	4.00	10/01/44	$80,757	$88,793
FHLMC	AA+	4.00	06/01/45	174,362	191,599
FHLMC	AA+	4.00	05/01/47	81,157	87,195
FHLMC	AA+	4.50	08/01/34	13,284	14,627
FHLMC	AA+	4.50	08/15/35	6,892	7,633
FHLMC	AA+	4.50	02/01/44	79,653	87,915
FHLMC	AA+	4.50	05/01/48	111,783	120,833
FHLMC	AA+	5.00	02/01/26	5,774	6,322
FHLMC	AA+	5.00	10/01/40	94,984	108,871
FHLMC	AA+	5.50	07/01/32	17,396	19,908
FHLMC	AA+	5.50	05/01/33	7,833	8,732
FHLMC	AA+	5.50	06/01/37	67,962	78,780
FHLMC	AA+	6.00	03/15/32	15,918	18,378
FHLMC ARM	AA+	2.06	05/01/37	10,652	10,689
FHLMC ARM	AA+	2.13	03/01/37	2,641	2,652
FHLMC ARM	AA+	2.14	02/01/36	23,899	24,199
FHLMC ARM	AA+	2.23	04/01/37	6,223	6,223
FHLMC Strip	AA+	3.00	01/15/43	109,861	114,085
FNMA	AA+	2.00	03/01/35	529,177	546,830
FNMA	AA+	2.00	11/01/35	261,147	269,575
FNMA	AA+	2.00	11/01/35	375,239	387,348
FNMA	AA+	2.00	02/01/36	98,187	101,356
FNMA	AA+	2.00	10/01/50	162,280	164,036
FNMA	AA+	2.00	10/01/50	653,619	660,395
FNMA	AA+	2.50	02/01/33	168,430	174,370
FNMA	AA+	2.50	06/01/35	405,646	423,885
FNMA	AA+	2.50	10/01/35	470,690	494,698
FNMA	AA+	2.50	05/01/46	249,315	258,472
FNMA	AA+	2.50	10/01/50	492,294	509,730
FNMA	AA+	2.50	12/01/50	95,466	99,478
FNMA	AA+	2.50	02/01/51	99,785	103,341
FNMA	AA+	2.50	03/01/51	979,940	1,025,393
FNMA	AA+	2.50	03/01/51	447,321	463,541
FNMA	AA+	2.50	04/01/51	199,321	206,588
FNMA	AA+	2.68	12/01/26	300,000	316,271
FNMA	AA+	2.92	07/01/27	278,129	295,988
FNMA	AA+	3.00	06/01/33	199,464	210,913
FNMA	AA+	3.00	09/01/33	121,924	129,598
FNMA	AA+	3.00	12/01/42	84,558	87,076
FNMA	AA+	3.00	01/01/43	350,435	372,817
FNMA	AA+	3.00	02/01/43	121,371	128,183
FNMA	AA+	3.00	03/01/43	182,867	195,792
FNMA	AA+	3.00	04/01/43	87,379	89,980
FNMA	AA+	3.00	09/01/43	174,143	184,782
FNMA	AA+	3.00	12/01/47	40,940	42,833
FNMA	AA+	3.00	03/01/48	62,195	65,524
FNMA	AA+	3.00	03/01/50	98,250	104,136
FNMA	AA+	3.50	03/25/28	180,640	185,400
FNMA	AA+	3.50	08/01/38	117,999	127,321
FNMA	AA+	3.50	10/01/41	84,867	90,379
FNMA	AA+	3.50	11/01/41	132,130	143,200
FNMA	AA+	3.50	12/01/41	102,343	108,034
FNMA	AA+	3.50	04/01/42	134,835	143,537
FNMA	AA+	3.50	04/01/42	219,716	238,016
FNMA	AA+	3.50	08/01/42	113,606	123,067
FNMA	AA+	3.50	08/01/43	222,491	240,923

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.50	08/01/43	$182,255	$196,680
FNMA	AA+	3.50	01/01/44	25,729	26,748
FNMA	AA+	3.50	04/01/45	159,943	173,028
FNMA	AA+	3.50	09/01/47	89,094	96,216
FNMA	AA+	3.50	08/01/49	151,840	160,273
FNMA	AA+	3.53	01/01/26	200,000	212,631
FNMA	AA+	4.00	07/25/26	222,465	228,620
FNMA	AA+	4.00	01/01/31	69,482	74,673
FNMA	AA+	4.00	07/01/40	109,750	119,999
FNMA	AA+	4.00	11/01/40	46,298	50,423
FNMA	AA+	4.00	05/01/41	31,613	33,603
FNMA	AA+	4.00	11/01/45	123,494	134,457
FNMA	AA+	4.00	02/01/47	113,815	123,652
FNMA	AA+	4.00	04/01/49	469,564	500,173
FNMA	AA+	4.00	03/01/50	518,457	562,056
FNMA	AA+	4.00	07/01/56	399,940	444,491
FNMA	AA+	4.50	05/01/30	22,217	24,114
FNMA	AA+	4.50	04/01/31	28,580	31,170
FNMA	AA+	4.50	08/01/33	13,914	15,298
FNMA	AA+	4.50	09/01/33	25,984	28,468
FNMA	AA+	4.50	06/01/34	30,506	33,076
FNMA	AA+	4.50	08/01/35	21,819	24,016
FNMA	AA+	4.50	12/01/35	16,251	17,895
FNMA	AA+	4.50	05/01/39	49,875	55,643
FNMA	AA+	4.50	05/01/39	29,362	32,757
FNMA	AA+	4.50	05/01/40	39,679	41,670
FNMA	AA+	4.50	10/01/40	229,835	255,918
FNMA	AA+	4.50	11/01/47	88,579	97,370
FNMA	AA+	4.50	11/01/47	56,857	62,320
FNMA	AA+	5.00	06/01/33	27,978	31,818
FNMA	AA+	5.00	10/01/33	32,385	36,961
FNMA	AA+	5.00	11/01/33	19,383	22,096
FNMA	AA+	5.00	11/01/33	85,675	97,758
FNMA	AA+	5.00	03/01/34	9,987	11,412
FNMA	AA+	5.00	04/01/34	15,092	16,868
FNMA	AA+	5.00	09/01/35	9,241	10,529
FNMA	AA+	5.00	11/25/35	38,877	43,945
FNMA	AA+	5.00	08/01/37	84,799	97,131
FNMA	AA+	5.00	05/01/39	41,059	45,149
FNMA	AA+	5.00	06/01/40	16,534	18,929
FNMA	AA+	5.50	03/01/34	4,552	5,071
FNMA	AA+	5.50	05/01/34	61,626	71,356
FNMA	AA+	5.50	07/01/34	25,592	29,155
FNMA	AA+	5.50	09/01/34	29,301	33,795
FNMA	AA+	5.50	09/01/34	9,231	10,518
FNMA	AA+	5.50	10/01/34	16,203	18,760
FNMA	AA+	5.50	02/01/35	18,920	21,907
FNMA	AA+	5.50	02/01/35	20,250	23,408
FNMA	AA+	5.50	08/01/35	5,476	6,145
FNMA	AA+	5.50	08/01/37	4,001	4,649
FNMA	AA+	5.50	11/01/38	1,969	2,160
FNMA	AA+	5.50	06/01/48	7,903	8,859
FNMA	AA+	6.00	05/01/23	2,890	3,236
FNMA	AA+	6.00	04/01/32	188	210
FNMA	AA+	6.00	05/01/32	6,050	7,160
FNMA	AA+	6.00	04/01/33	35,615	40,166

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	6.00	05/01/33	$18,270	$20,503
FNMA	AA+	6.00	06/01/34	9,985	11,425
FNMA	AA+	6.00	09/01/34	6,571	7,409
FNMA	AA+	6.00	10/01/34	16,017	17,985
FNMA	AA+	6.00	12/01/36	19,309	22,903
FNMA	AA+	6.00	01/01/37	14,923	17,696
FNMA	AA+	6.00	04/01/37	2,445	2,746
FNMA	AA+	6.00	05/01/37	2,888	3,214
FNMA	AA+	6.00	06/01/37	660	677
FNMA	AA+	6.00	10/25/44	57,783	66,362
FNMA	AA+	6.00	02/25/47	51,627	61,039
FNMA	AA+	6.00	12/25/49	18,684	21,596
FNMA	AA+	6.50	05/01/32	19,722	22,116
FNMA	AA+	6.50	07/01/34	9,823	11,205
FNMA	AA+	6.50	05/01/37	17,771	19,029
FNMA	AA+	7.00	04/01/32	1,811	2,003
FNMA	AA+	7.50	06/01/31	2,952	3,398
FNMA	AA+	7.50	02/01/32	3,039	3,532
FNMA	AA+	7.50	06/01/32	1,669	2,001
FNMA	AA+	8.00	04/01/32	1,283	1,357
FNMA Strip	AA+	3.00	08/25/42	89,694	95,537
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	80,512	81,456
FRESB Multifamily Mortgage	AA+	3.16	11/25/27	139,386	145,587
FRESB Multifamily Mortgage	AA+	3.30	12/25/27	69,395	73,551
GNMA (3)	AA+	3.00	07/15/46	227,226	244,337
GNMA (3)	AA+	3.50	05/20/31	80,182	85,904
GNMA (3)	AA+	4.00	08/15/41	66,766	73,193
GNMA (3)	AA+	4.00	01/15/42	163,587	181,552
GNMA (3)	AA+	4.00	08/20/42	69,478	74,956
GNMA (3)	AA+	4.50	04/20/31	44,483	47,933
GNMA (3)	AA+	4.50	10/15/40	79,721	91,714
GNMA (3)	AA+	4.50	10/20/43	173,216	188,699
GNMA (3)	AA+	5.00	04/15/39	64,910	75,812
GNMA (3)	AA+	5.00	06/20/39	67,394	75,882
GNMA (3)	AA+	5.00	11/15/39	30,745	35,351
GNMA (3)	AA+	6.50	04/15/31	1,541	1,717
GNMA (3)	AA+	6.50	10/15/31	1,302	1,518
GNMA (3)	AA+	6.50	12/15/31	1,092	1,217
GNMA (3)	AA+	6.50	05/15/32	3,798	4,232
GNMA (3)	AA+	7.00	05/15/31	1,351	1,580
GNMA (3)	AA+	7.00	05/15/32	571	590
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	15,370	15,596

					21,978,124

CORPORATE DEBT (6.2%)
COMMUNICATION SERVICES (0.2%)
AT&T, Inc.	BBB	3.00	06/30/22	350,000	357,885

CONSUMER DISCRETIONARY (1.6%)
Amazon.com, Inc.	AA	5.20	12/03/25	300,000	352,042
Dollar General Corp.	BBB	3.25	04/15/23	300,000	313,057
Harman International Industries, Inc.	A-	4.15	05/15/25	300,000	332,798
Kohl’s Corp.	BBB-	3.25	02/01/23	250,000	258,043
Lowe’s Cos., Inc.	BBB+	3.12	04/15/22	300,000	304,560
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	150,000	165,969
Macy’s Retail Hldgs. LLC	B	2.88	02/15/23	216,000	218,160
Marriott International, Inc.	BBB-	3.13	10/15/21	25,000	25,025

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
CONSUMER DISCRETIONARY (CONTINUED)
Marriott International, Inc.	BBB-	3.25	09/15/22	$350,000	$356,428
Mattel, Inc.	B+	3.15	03/15/23	350,000	357,875
NVR, Inc.	BBB+	3.95	09/15/22	300,000	309,783
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	300,000	308,664
Tapestry, Inc.	BBB-	4.25	04/01/25	100,000	108,807

					3,411,211

CONSUMER STAPLES (0.4%)
Molson Coors Beverage Co.	BBB-	3.50	05/01/22	400,000	410,521
Sysco Corp.	BBB-	2.60	06/12/22	300,000	306,269
Sysco Corp.	BBB-	3.75	10/01/25	100,000	110,028

					826,818

FINANCIALS (2.0%)
American Express Co.	BBB	3.63	12/05/24	250,000	273,150
Bank of America Corp.	BBB+	3.95	04/21/25	300,000	329,235
Block Financial LLC	BBB	5.25	10/01/25	350,000	397,699
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	300,195
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	250,000	267,431
Citizens Financial Group, Inc.	BBB	4.35	08/01/25	100,000	110,457
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	250,000	273,430
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	325,084
Lincoln National Corp.	A-	4.00	09/01/23	250,000	268,245
Moody’s Corp.	BBB+	4.50	09/01/22	250,000	259,488
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	253,938
Signet UK Finance PLC	B+	4.70	06/15/24	250,000	257,500
Synchrony Financial	BBB-	3.70	08/04/26	400,000	436,751
Unum Group	BBB	4.00	03/15/24	150,000	161,687
Voya Financial, Inc.	BBB+	3.65	06/15/26	250,000	276,766

					4,191,056

HEALTH CARE (0.2%)
Thermo Fisher Scientific, Inc.	BBB+	4.13	03/25/25	150,000	166,307
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	250,000	253,986

					420,293

INDUSTRIALS (0.3%)
Deere & Co.	A	2.75	04/15/25	200,000	213,372
General Dynamics Corp.	A-	3.25	04/01/25	150,000	162,558
JB Hunt Transport Svcs., Inc.	BBB+	3.30	08/15/22	200,000	205,210

					581,140

INFORMATION TECHNOLOGY (0.7%)
Applied Materials, Inc.	A-	3.90	10/01/25	350,000	391,563
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	300,000	315,505
Ingram Micro, Inc.	NR	5.00	08/10/22	200,000	205,605
Intel Corp.	A+	3.40	03/25/25	135,000	147,485
Mastercard, Inc.	A+	3.30	03/26/27	300,000	331,840

					1,391,998

MATERIALS (0.6%)
Freeport-McMoRan, Inc.	BB+	3.55	03/01/22	300,000	302,625
Packaging Corp. of America	BBB	4.50	11/01/23	150,000	162,057
Sherwin-Williams Co.	BBB	3.95	01/15/26	350,000	390,529
Southern Copper Corp.	BBB+	3.50	11/08/22	100,000	103,460
Teck Resources Ltd.	BBB-	4.75	01/15/22	300,000	303,389

					1,262,060

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
REAL ESTATE (0.1%)
Service Properties Trust	BB-	5.00	08/15/22	$250,000	$252,625

UTILITIES (0.1%)
National Fuel Gas Co.	BBB-	5.20	07/15/25	100,000	112,654
Southern Co.	BBB+	3.25	07/01/26	50,000	54,263

					166,917

TOTAL CORPORATE DEBT					12,862,003

TOTAL LONG-TERM DEBT SECURITIES (Cost: $69,075,577) 34.6%					72,356,936

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.9%)
U.S. Treasury Bill	A-1+	0.01	07/20/21	$6,000,000	$5,999,984

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $5,999,984) 2.9%					5,999,984

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.8%)
Citibank, New York Time Deposit		0.01	07/01/21	$1,687,596	$1,687,596

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,687,596) 0.8%					1,687,596

TOTAL INVESTMENTS (Cost: $153,456,434) 99.9%					208,934,547

OTHER NET ASSETS 0.1%					114,512

NET ASSETS 100.0%					$209,049,059

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

				Shares	Value
COMMON STOCKS:
FINANCIALS (99.3%)
iShares Core MSCI EAFE ETF				2,736,184	$204,830,734
iShares Core MSCI Emerging Markets ETF				850,735	56,990,738
iShares Core MSCI Europe ETF				392,580	22,486,982
iShares Core MSCI Pacific ETF				175,127	11,619,677
iShares MSCI EAFE ETF				5,126,039	404,341,956
iShares MSCI EAFE Growth ETF				770,138	82,620,405
iShares MSCI EAFE Value ETF				1,556,340	80,556,158
Vanguard FTSE Developed Markets ETF				2,312,577	119,143,967
Vanguard FTSE Emerging Markets ETF				1,052,320	57,151,499
Vanguard FTSE Europe ETF				460,921	31,001,547
Vanguard FTSE Pacific ETF				652,889	53,739,294

					1,124,482,957

TOTAL COMMON STOCKS (Cost: $903,362,521) 99.3%					1,124,482,957

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill	A-1+	0.01	07/13/21	$3,300,000	$3,299,994

COMMERCIAL PAPER (0.1%)
Sounthern California Gas Co.†	A-1	0.06	07/01/21	1,500,000	1,500,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,799,994) 0.4%					4,799,994

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.2%)
Royal Bank of Canada, Toronto Time Deposit		0.01	07/01/21	$1,816,562	$1,816,562

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,816,562) 0.2%					1,816,562

TOTAL INVESTMENTS (Cost: $909,979,077) 99.9%					1,131,099,513

OTHER NET ASSETS 0.1%					753,606

NET ASSETS 100.0%					$1,131,853,119

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (11.2%)
Activision Blizzard, Inc.	83	$7,921
Alphabet, Inc. Cl A*	33	80,579
Alphabet, Inc. Cl C*	31	77,696
AT&T, Inc.	764	21,988
Charter Communications, Inc. Cl A*	15	10,822
Comcast Corp. Cl A	489	27,883
Discovery, Inc. Cl A*	18	552
Discovery, Inc. Cl C*	32	927
DISH Network Corp. Cl A*	26	1,087
Electronic Arts, Inc.	31	4,459
Facebook, Inc. Cl A*	258	89,709
Fox Corp. Cl A	36	1,337
Fox Corp. Cl B	16	563
Interpublic Group of Cos., Inc.	41	1,332
Live Nation Entertainment, Inc.*	15	1,314
Lumen Technologies, Inc.	106	1,441
Netflix, Inc.*	48	25,354
News Corp. Cl A	42	1,082
News Corp. Cl B	13	317
Omnicom Group, Inc.	23	1,840
Take-Two Interactive Software, Inc.*	12	2,124
T-Mobile US, Inc.*	62	8,979
Twitter, Inc.*	85	5,849
Verizon Communications, Inc.	442	24,765
ViacomCBS, Inc. Cl B	65	2,938
Walt Disney Co.*	195	34,275

		437,133

CONSUMER DISCRETIONARY (12.4%)
Advance Auto Parts, Inc.	7	1,436
Amazon.com, Inc.*	47	161,688
Aptiv PLC*	29	4,563
AutoZone, Inc.*	3	4,477
Best Buy Co., Inc.	24	2,760
Booking Hldgs., Inc.*	5	10,940
BorgWarner, Inc.	26	1,262
CarMax, Inc.*	17	2,196
Carnival Corp.*	87	2,293
Chipotle Mexican Grill, Inc. Cl A*	3	4,651
Darden Restaurants, Inc.	14	2,044
Dollar General Corp.	26	5,626
Dollar Tree, Inc.*	25	2,487
Domino’s Pizza, Inc.	4	1,866
DR Horton, Inc.	36	3,253
eBay, Inc.	70	4,915
Etsy, Inc.*	14	2,882
Expedia Group, Inc.*	15	2,456
Ford Motor Co.*	426	6,330
Gap, Inc.	22	740
Garmin Ltd.	16	2,314
General Motors Co.*	139	8,225
Genuine Parts Co.	15	1,897
Hanesbrands, Inc.	38	709

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Hasbro, Inc.	13	$1,229
Hilton Worldwide Hldgs., Inc.*	30	3,619
Home Depot, Inc.	116	36,991
L Brands, Inc.	25	1,801
Las Vegas Sands Corp.*	35	1,844
Leggett & Platt, Inc.	14	725
Lennar Corp. Cl A	30	2,980
LKQ Corp.*	30	1,477
Lowe’s Cos., Inc.	77	14,936
Marriott International, Inc. Cl A*	28	3,823
McDonald’s Corp.	81	18,710
Mohawk Industries, Inc.*	6	1,153
NIKE, Inc. Cl B	138	21,320
Norwegian Cruise Line Hldgs. Ltd.*	40	1,176
NVR, Inc.*	1	4,973
O’Reilly Automotive, Inc.*	8	4,530
Penn National Gaming, Inc.*	16	1,224
Pool Corp.	4	1,835
PulteGroup, Inc.	29	1,583
PVH Corp.*	7	753
Ralph Lauren Corp. Cl A	5	589
Ross Stores, Inc.	38	4,712
Starbucks Corp.	127	14,200
Tapestry, Inc.*	30	1,304
Target Corp.	54	13,054
Tesla, Inc.*	85	57,774
TJX Cos., Inc.	129	8,697
Tractor Supply Co.	12	2,233
Ulta Beauty, Inc.*	6	2,075
Under Armour, Inc. Cl A*	20	423
Under Armour, Inc. Cl C*	21	390
VF Corp.	34	2,789
Whirlpool Corp.	7	1,526
Wynn Resorts Ltd.*	11	1,345
Yum! Brands, Inc.	32	3,681

		483,484

CONSUMER STAPLES (5.8%)
Altria Group, Inc.	304	14,495
Archer-Daniels-Midland Co.	92	5,575
Brown-Forman Corp. Cl B	31	2,323
Campbell Soup Co.	34	1,550
Clorox Co.	21	3,778
Coca-Cola Co.	641	34,685
Conagra Brands, Inc.	80	2,910
Constellation Brands, Inc. Cl A	28	6,549
Costco Wholesale Corp.	74	29,280
Estee Lauder Cos., Inc. Cl A	39	12,405
General Mills, Inc.	102	6,215
Hormel Foods Corp.	47	2,244
JM Smucker Co.	19	2,462
Kellogg Co.	42	2,702
Kimberly-Clark Corp.	56	7,492
Kraft Heinz Co.	109	4,445
Kroger Co.	127	4,865

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Lamb Weston Hldgs., Inc.	25	$2,017
McCormick & Co., Inc.	42	3,709
Molson Coors Beverage Co. Cl B*	32	1,718
Monster Beverage Corp.*	62	5,664
Procter & Gamble Co.	408	55,051
Sysco Corp.	84	6,531
Tyson Foods, Inc. Cl A	49	3,614
Walgreens Boots Alliance, Inc.	119	6,261

		228,540

ENERGY (2.8%)
APA Corp.	40	865
Baker Hughes Co. Cl A	77	1,761
Cabot Oil & Gas Corp.	42	733
Chevron Corp.	206	21,576
ConocoPhillips	143	8,709
Devon Energy Corp.	63	1,839
Diamondback Energy, Inc.	19	1,784
EOG Resources, Inc.	61	5,090
Exxon Mobil Corp.	451	28,449
Halliburton Co.	94	2,173
Hess Corp.	29	2,532
Kinder Morgan, Inc.	206	3,755
Marathon Oil Corp.	83	1,131
Marathon Petroleum Corp.	70	4,229
NOV, Inc.*	41	628
Occidental Petroleum Corp.	89	2,783
ONEOK, Inc.	47	2,615
Phillips 66	47	4,034
Pioneer Natural Resources Co.	24	3,901
Schlumberger NV	148	4,738
Valero Energy Corp.	43	3,357
Williams Cos., Inc.	130	3,452

		110,134

FINANCIALS (11.2%)
Aflac, Inc.	68	3,649
Allstate Corp.	32	4,174
American Express Co.	69	11,401
American International Group, Inc.	92	4,379
Ameriprise Financial, Inc.	12	2,987
Aon PLC Cl A	24	5,730
Arthur J. Gallagher & Co.	21	2,942
Assurant, Inc.	6	937
Bank of America Corp.	802	33,066
Bank of New York Mellon Corp.	86	4,406
Berkshire Hathaway, Inc. Cl B*	202	56,140
BlackRock, Inc. Cl A	16	13,999
Capital One Financial Corp.	48	7,425
Cboe Global Markets, Inc.	11	1,310
Charles Schwab Corp.	156	11,358
Chubb Ltd.	48	7,629
Cincinnati Financial Corp.	16	1,866
Citigroup, Inc.	221	15,636
Citizens Financial Group, Inc.	45	2,064

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
CME Group, Inc. Cl A	38	$8,082
Comerica, Inc.	14	999
Discover Financial Svcs.	33	3,904
Everest Re Group Ltd.	4	1,008
Fifth Third Bancorp	75	2,867
First Republic Bank	18	3,369
Franklin Resources, Inc.	29	928
Globe Life, Inc.	10	952
Goldman Sachs Group, Inc.	37	14,043
Hartford Financial Svcs. Group, Inc.	38	2,355
Huntington Bancshares, Inc.	156	2,226
Intercontinental Exchange, Inc.	60	7,122
Invesco Ltd.	40	1,069
JPMorgan Chase & Co.	323	50,239
KeyCorp.	103	2,127
Lincoln National Corp.	19	1,194
Loews Corp.	24	1,312
M&T Bank Corp.	13	1,889
MarketAxess Hldgs., Inc.	4	1,854
Marsh & McLennan Cos., Inc.	54	7,597
MetLife, Inc.	79	4,728
Moody’s Corp.	17	6,160
Morgan Stanley	158	14,487
MSCI, Inc. Cl A	9	4,798
Nasdaq, Inc.	12	2,110
Northern Trust Corp.	22	2,544
People’s United Financial, Inc.	45	771
PNC Financial Svcs. Group, Inc.	45	8,584
Principal Financial Group, Inc.	27	1,706
Progressive Corp.	63	6,187
Prudential Financial, Inc.	42	4,304
Raymond James Financial, Inc.	13	1,689
Regions Financial Corp.	102	2,058
S&P Global, Inc.	26	10,672
State Street Corp.	37	3,044
SVB Financial Group*	6	3,339
Synchrony Financial	58	2,814
T. Rowe Price Group, Inc.	24	4,751
Travelers Cos., Inc.	27	4,042
Truist Financial Corp.	142	7,881
U.S. Bancorp	144	8,204
Unum Group	21	596
Wells Fargo & Co.	437	19,792
Willis Towers Watson PLC	14	3,220
WR Berkley Corp.	15	1,116
Zions Bancorp N.A.	17	899

		436,730

HEALTH CARE (12.8%)
ABIOMED, Inc.*	14	4,370
Alexion Pharmaceuticals, Inc.*	69	12,676
Align Technology, Inc.*	22	13,442
AmerisourceBergen Corp. Cl A	46	5,267
Anthem, Inc.	76	29,017
Baxter International, Inc.	157	12,639

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Boston Scientific Corp.*	440	$18,814
Cardinal Health, Inc.	90	5,138
Cerner Corp.	94	7,347
Cigna Corp.	107	25,367
CVS Health Corp.	409	34,127
DaVita, Inc.*	21	2,529
DENTSPLY SIRONA, Inc.	67	4,238
Dexcom, Inc.*	30	12,810
Edwards Lifesciences Corp.*	192	19,885
Gilead Sciences, Inc.	391	26,924
Henry Schein, Inc.*	43	3,190
Hologic, Inc.*	80	5,338
IDEXX Laboratories, Inc.*	26	16,420
Incyte Corp.*	58	4,880
Intuitive Surgical, Inc.*	36	33,107
IQVIA Hldgs., Inc.*	59	14,297
Laboratory Corp. of America Hldgs.*	30	8,276
McKesson Corp.	49	9,371
Medtronic PLC	417	51,762
Mettler-Toledo International, Inc.*	7	9,697
Quest Diagnostics, Inc.	40	5,279
ResMed, Inc.	45	11,093
STERIS PLC	30	6,189
Stryker Corp.	101	26,233
Teleflex, Inc.	14	5,625
Waters Corp.*	19	6,567
West Pharmaceutical Svcs., Inc.	23	8,259
Zimmer Biomet Hldgs., Inc.	64	10,292
Zoetis, Inc. Cl A	148	27,581

		498,046

INDUSTRIALS (8.5%)
3M Co.	84	16,685
Alaska Air Group, Inc.*	18	1,086
Allegion PLC	13	1,811
American Airlines Group, Inc.*	94	1,994
AMETEK, Inc.	33	4,405
AO Smith Corp.	19	1,369
Carrier Global Corp.	117	5,686
Caterpillar, Inc.	79	17,193
CH Robinson Worldwide, Inc.	19	1,780
Cintas Corp.	13	4,966
Copart, Inc.*	30	3,955
CSX Corp.	330	10,586
Cummins, Inc.	21	5,120
Deere & Co.	45	15,872
Delta Air Lines, Inc.*	93	4,023
Dover Corp.	21	3,163
Eaton Corp. PLC	57	8,446
Emerson Electric Co.	86	8,277
Equifax, Inc.	18	4,311
Expeditors International of Washington, Inc.	24	3,038
Fastenal Co.	83	4,316

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
FedEx Corp.	35	$10,442
Fortive Corp.	49	3,417
Fortune Brands Home & Security, Inc.	20	1,992
Generac Hldgs., Inc.*	9	3,736
Howmet Aerospace, Inc.*	57	1,965
IDEX Corp.	11	2,421
IHS Markit Ltd.	54	6,084
Illinois Tool Works, Inc.	42	9,390
Ingersoll Rand, Inc.*	54	2,636
JB Hunt Transport Svcs., Inc.	12	1,955
Johnson Controls International PLC	103	7,069
Kansas City Southern	14	3,967
Leidos Hldgs., Inc.	19	1,921
Masco Corp.	37	2,180
Nielsen Hldgs. PLC	52	1,283
Norfolk Southern Corp.	37	9,820
Old Dominion Freight Line, Inc.	14	3,553
Otis Worldwide Corp.	59	4,824
PACCAR, Inc.	50	4,463
Parker-Hannifin Corp.	19	5,835
Pentair PLC	24	1,620
Quanta Svcs., Inc.	20	1,811
Republic Svcs., Inc. Cl A	30	3,300
Robert Half International, Inc.	16	1,424
Rockwell Automation, Inc.	17	4,862
Rollins, Inc.	32	1,094
Roper Technologies, Inc.	16	7,523
Snap-on, Inc.	8	1,787
Southwest Airlines Co.*	86	4,566
Stanley Black & Decker, Inc.	23	4,715
Teledyne Technologies, Inc.*	7	2,932
Trane Technologies PLC	35	6,445
TransDigm Group, Inc.*	8	5,178
Union Pacific Corp.	97	21,333
United Airlines Hldgs., Inc.*	47	2,458
United Parcel Svc., Inc. Cl B	104	21,629
United Rentals, Inc.*	10	3,190
Verisk Analytics, Inc. Cl A	24	4,193
Waste Management, Inc.	56	7,846
Westinghouse Air Brake Technologies Corp.	26	2,140
WW Grainger, Inc.	7	3,066
Xylem, Inc.	26	3,119

		333,266

INFORMATION TECHNOLOGY (27.4%)
Accenture PLC Cl A	68	20,046
Adobe, Inc.*	52	30,453
Advanced Micro Devices, Inc.*	133	12,493
Akamai Technologies, Inc.*	17	1,982
Amphenol Corp. Cl A	64	4,378
Analog Devices, Inc.	39	6,714
ANSYS, Inc.*	9	3,124
Apple, Inc.	1,697	232,421

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Applied Materials, Inc.	99	$14,098
Arista Networks, Inc.*	6	2,174
Autodesk, Inc.*	24	7,006
Automatic Data Processing, Inc.	46	9,136
Broadcom, Inc.	44	20,981
Broadridge Financial Solutions, Inc.	12	1,938
Cadence Design Systems, Inc.*	30	4,105
CDW Corp.	15	2,620
Cisco Systems, Inc.	447	23,691
Citrix Systems, Inc.	13	1,524
Cognizant Technology Solutions Corp. Cl A	56	3,879
DXC Technology Co.*	27	1,051
Enphase Energy, Inc.*	14	2,571
F5 Networks, Inc.*	6	1,120
Fidelity National Information Svcs., Inc.	66	9,350
Fiserv, Inc.*	63	6,734
FleetCor Technologies, Inc.*	9	2,305
Fortinet, Inc.*	14	3,335
Gartner, Inc.*	9	2,180
Global Payments, Inc.	32	6,001
Hewlett Packard Enterprise Co.	138	2,012
HP, Inc.	128	3,864
Intel Corp.	435	24,421
International Business Machines Corp.	95	13,926
Intuit, Inc.	29	14,215
IPG Photonics Corp.*	4	843
Jack Henry & Associates, Inc.	8	1,308
Juniper Networks, Inc.	35	957
Keysight Technologies, Inc.*	20	3,088
KLA Corp.	17	5,512
Lam Research Corp.	16	10,411
Mastercard, Inc. Cl A	93	33,953
Maxim Integrated Products, Inc.	28	2,950
Microchip Technology, Inc.	29	4,342
Micron Technology, Inc.*	121	10,283
Microsoft Corp.	810	219,429
Monolithic Power Systems, Inc.	5	1,867
Motorola Solutions, Inc.	18	3,903
NetApp, Inc.	24	1,964
NortonLifeLock, Inc.	63	1,715
NVIDIA Corp.	69	55,207
NXP Semiconductors NV	29	5,966
Oracle Corp.	194	15,101
Paychex, Inc.	34	3,648
Paycom Software, Inc.*	5	1,817
PayPal Hldgs., Inc.*	127	37,018
PTC, Inc.*	11	1,554
Qorvo, Inc.*	12	2,348
QUALCOMM, Inc.	121	17,294
Salesforce.com, Inc.*	100	24,427
Seagate Technology Hldgs. PLC	22	1,934

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
ServiceNow, Inc.*	21	$11,541
Skyworks Solutions, Inc.	18	3,451
Synopsys, Inc.*	16	4,413
TE Connectivity Ltd.	35	4,732
Teradyne, Inc.	17	2,277
Texas Instruments, Inc.	99	19,038
Trimble, Inc.*	26	2,128
Tyler Technologies, Inc.*	5	2,262
VeriSign, Inc.*	11	2,505
Visa, Inc. Cl A	181	42,321
Western Digital Corp.*	33	2,349
Western Union Co.	44	1,011
Xilinx, Inc.	27	3,905
Zebra Technologies Corp. Cl A*	6	3,177

		1,069,797

MATERIALS (2.6%)
Air Products & Chemicals, Inc.	24	6,904
Albemarle Corp.	12	2,022
Amcor PLC	165	1,891
Avery Dennison Corp.	9	1,892
Ball Corp.	35	2,836
Celanese Corp. Cl A	12	1,819
CF Industries Hldgs., Inc.	22	1,132
Corteva, Inc.	78	3,459
Dow, Inc.	79	4,999
DuPont de Nemours, Inc.	57	4,412
Eastman Chemical Co.	14	1,634
Ecolab, Inc.	27	5,561
FMC Corp.	13	1,407
Freeport-McMoRan, Inc.	156	5,789
International Flavors & Fragrances, Inc.	26	3,884
International Paper Co.	42	2,575
Linde PLC	56	16,190
LyondellBasell Industries NV Cl A	27	2,777
Martin Marietta Materials, Inc.	7	2,463
Mosaic Co.	37	1,181
Newmont Corp.	86	5,451
Nucor Corp.	32	3,070
Packaging Corp. of America	10	1,354
PPG Industries, Inc.	25	4,244
Sealed Air Corp.	16	948
Sherwin-Williams Co.	26	7,084
Vulcan Materials Co.	14	2,437
Westrock Co.	28	1,490

		100,905

REAL ESTATE (2.6%)
Alexandria Real Estate Equities, Inc.	15	2,729
American Tower Corp.	51	13,777
AvalonBay Communities, Inc.	15	3,130
Boston Properties, Inc.	16	1,834
CBRE Group, Inc. Cl A*	37	3,172

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Crown Castle International Corp.	49	$9,560
Digital Realty Trust, Inc.	32	4,815
Duke Realty Corp.	42	1,989
Equinix, Inc.	10	8,026
Equity Residential	38	2,926
Essex Property Trust, Inc.	7	2,100
Extra Space Storage, Inc.	14	2,294
Federal Realty Investment Trust	7	820
Host Hotels & Resorts, Inc.*	79	1,350
Iron Mountain, Inc.	32	1,354
Kimco Realty Corp.	48	1,001
Mid-America Apartment Communities, Inc.	12	2,021
Prologis, Inc.	83	9,921
Public Storage	17	5,112
Realty Income Corp.	41	2,736
Regency Centers Corp.	17	1,089
SBA Communications Corp. Cl A	13	4,143
Simon Property Group, Inc.	36	4,697
UDR, Inc.	33	1,616
Vornado Realty Trust	17	793
Welltower, Inc.	47	3,906
Weyerhaeuser Co.	83	2,857

		99,768

UTILITIES (2.4%)
AES Corp.	71	1,851
Alliant Energy Corp.	26	1,450
Ameren Corp.	27	2,161
American Electric Power Co., Inc.	53	4,483
American Water Works Co., Inc.	19	2,928

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Atmos Energy Corp.	14	$1,345
CenterPoint Energy, Inc.	61	1,496
CMS Energy Corp.	31	1,831
Consolidated Edison, Inc.	36	2,582
Dominion Energy, Inc.	86	6,327
DTE Energy Co.	20	2,592
Duke Energy Corp.	82	8,095
Edison International	40	2,313
Entergy Corp.	21	2,094
Evergy, Inc.	24	1,450
Eversource Energy	37	2,969
Exelon Corp.	104	4,608
FirstEnergy Corp.	58	2,158
NextEra Energy, Inc.	210	15,389
NiSource, Inc.	42	1,029
NRG Energy, Inc.	26	1,048
Pinnacle West Capital Corp.	12	984
PPL Corp.	82	2,294
Public Svc. Enterprise Group, Inc.	54	3,226
Sempra Energy	33	4,372
Southern Co.	113	6,838
WEC Energy Group, Inc.	33	2,935
Xcel Energy, Inc.	57	3,755

		94,603

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $3,061,307) 99.7%		3,892,406

TOTAL INVESTMENTS
(Cost: $3,061,307) 99.7%		3,892,406

OTHER NET ASSETS 0.3%		10,601

NET ASSETS 100.0%		$3,903,007

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (33.3%)	4,589,511	$66,823,280
Equity Index Fund (23.2%)	795,961	46,619,429
Mid-Cap Equity Index Fund (6.4%)	473,188	12,766,618
Mid-Term Bond Fund (29.5%)	5,589,286	59,134,647
Money Market Fund (7.6%)	1,284,009	15,202,666

TOTAL INVESTMENTS (Cost: $191,534,821) 100.0%		200,546,640

OTHER NET ASSETS -0.0% (2)		(51,135)

NET ASSETS 100.0%		$200,495,505

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (31.9%)	3,074,947	$44,771,226
Equity Index Fund (25.5%)	611,870	35,837,252
International Fund (5.1%)	714,309	7,207,383
Mid-Cap Equity Index Fund (8.7%)	455,653	12,293,519
Mid-Term Bond Fund (26.6%)	3,524,546	37,289,694
Money Market Fund (2.2%)	258,622	3,062,085

TOTAL INVESTMENTS (Cost: $125,996,508) 100.0%		140,461,159

OTHER NET ASSETS -0.0% (2)		(40,554)

NET ASSETS 100.0%		$140,420,605

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.4%)	12,866,226	$187,332,252
Equity Index Fund (26.4%)	2,778,138	162,715,520
International Fund (7.9%)	4,841,967	48,855,445
Mid-Cap Equity Index Fund (10.2%)	2,313,849	62,427,653
Mid-Term Bond Fund (20.3%)	11,824,796	125,106,343
Money Market Fund (1.0%)	493,333	5,841,068
Small Cap Growth Fund (1.8%)	575,312	11,092,020
Small Cap Value Fund (2.0%)	725,746	12,199,796

TOTAL INVESTMENTS (Cost: $544,618,078) 100.0%		615,570,097

OTHER NET ASSETS -0.0% (2)		(48,556)

NET ASSETS 100.0%		$615,521,541

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (26.6%)	20,388,689	$296,859,317
Equity Index Fund (28.8%)	5,482,854	321,130,763
International Fund (10.7%)	11,860,289	119,670,314
Mid-Cap Equity Index Fund (13.3%)	5,480,348	147,859,788
Mid-Term Bond Fund (15.1%)	15,869,879	167,903,315
Money Market Fund (1.4%)	1,321,786	15,649,951
Small Cap Growth Fund (1.9%)	1,123,866	21,668,127
Small Cap Value Fund (2.2%)	1,423,029	23,921,121

TOTAL INVESTMENTS (Cost: $970,684,352) 100.0%		1,114,662,696

OTHER NET ASSETS -0.0% (2)		(51,091)

NET ASSETS 100.0%		$1,114,611,605

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.4%)	16,386,298	$238,584,504
Equity Index Fund (34.5%)	6,551,683	383,732,096
International Fund (12.9%)	14,273,024	144,014,811
Mid-Cap Equity Index Fund (15.4%)	6,332,456	170,849,661
Mid-Term Bond Fund (8.5%)	8,978,946	94,997,248
Money Market Fund (1.4%)	1,323,288	15,667,735
Small Cap Equity Index Fund (0.3%)	240,169	3,170,237
Small Cap Growth Fund (2.7%)	1,559,430	30,065,816
Small Cap Value Fund (2.9%)	1,908,007	32,073,598

TOTAL INVESTMENTS (Cost: $938,832,802) 100.0%		1,113,155,706

OTHER NET ASSETS -0.0% (2)		(53,543)

NET ASSETS 100.0%		$1,113,102,163

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (20.5%)	13,778,729	$200,618,295
Equity Index Fund (37.7%)	6,280,481	367,847,797
International Fund (15.6%)	15,102,722	152,386,466
Mid-Cap Equity Index Fund (17.2%)	6,219,970	167,814,782
Small Cap Equity Index Fund (1.1%)	798,012	10,533,761
Small Cap Growth Fund (3.7%)	1,906,303	36,753,515
Small Cap Value Fund (4.2%)	2,422,349	40,719,680

TOTAL INVESTMENTS (Cost: $794,703,431) 100.0%		976,674,296

OTHER NET ASSETS -0.0% (2)		(53,871)

NET ASSETS 100.0%		$976,620,425

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (15.0%)	8,575,193	$124,854,803
Equity Index Fund (41.6%)	5,902,671	345,719,424
International Fund (16.7%)	13,802,716	139,269,403
Mid-Cap Equity Index Fund (17.5%)	5,382,543	145,221,005
Small Cap Equity Index Fund (2.1%)	1,335,203	17,624,686
Small Cap Growth Fund (3.1%)	1,337,312	25,783,372
Small Cap Value Fund (4.0%)	1,974,195	33,186,225

TOTAL INVESTMENTS (Cost: $666,845,077) 100.0%		831,658,918

OTHER NET ASSETS -0.0% (2)		(55,194)

NET ASSETS 100.0%		$831,603,724

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (11.7%)	6,892,829	$100,359,588
Equity Index Fund (42.4%)	6,201,072	363,196,783
International Fund (17.9%)	15,174,531	153,111,014
Mid-Cap Equity Index Fund (16.8%)	5,323,132	143,618,101
Small Cap Equity Index Fund (2.0%)	1,279,342	16,887,312
Small Cap Growth Fund (4.1%)	1,817,216	35,035,917
Small Cap Value Fund (5.1%)	2,601,981	43,739,292

TOTAL INVESTMENTS (Cost: $677,431,119) 100.0%		855,948,007

OTHER NET ASSETS -0.0% (2)		(56,674)

NET ASSETS 100.0%		$855,891,333

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.7%)	4,289,852	$62,460,249
Equity Index Fund (40.9%)	4,474,794	262,088,675
International Fund (18.8%)	11,947,621	120,551,498
Mid-Cap Equity Index Fund (18.7%)	4,427,696	119,459,233
Small Cap Equity Index Fund (2.8%)	1,347,532	17,787,426
Small Cap Growth Fund (4.3%)	1,428,496	27,541,406
Small Cap Value Fund (4.8%)	1,815,002	30,510,185

TOTAL INVESTMENTS (Cost: $515,314,301) 100.0%		640,398,672

OTHER NET ASSETS -0.0% (2)		(53,483)

NET ASSETS 100.0%		$640,345,189

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2055 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.8%)	1,687,189	$24,565,468
Equity Index Fund (40.6%)	1,921,501	112,542,292
International Fund (18.8%)	5,170,355	52,168,878
Mid-Cap Equity Index Fund (18.9%)	1,940,172	52,345,835
Small Cap Equity Index Fund (2.5%)	517,877	6,835,970
Small Cap Growth Fund (5.2%)	755,667	14,569,255
Small Cap Value Fund (5.2%)	862,674	14,501,542

TOTAL INVESTMENTS (Cost: $230,085,162) 100.0%		277,529,240

OTHER NET ASSETS -0.0% (2)		(38,519)

NET ASSETS 100.0%		$277,490,721

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2060 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (7.6%)	519,378	$7,562,146
Equity Index Fund (39.3%)	671,393	39,323,481
International Fund (20.8%)	2,067,093	20,856,970
Mid-Cap Equity Index Fund (19.6%)	726,353	19,597,005
Small Cap Equity Index Fund (2.2%)	164,924	2,176,996
Small Cap Growth Fund (5.1%)	267,507	5,157,538
Small Cap Value Fund (5.4%)	322,343	5,418,580

TOTAL INVESTMENTS (Cost: $84,392,359) 100.0%		100,092,716

OTHER NET ASSETS 0.0% (2)		3,893

NET ASSETS 100.0%		$100,096,609

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2065 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Investment Corporation
Bond Fund (5.5%)	38,753	$564,247
Equity Index Fund (38.0%)	66,265	3,881,124
International Fund (21.4%)	216,655	2,186,046
Mid-Cap Equity Index Fund (21.0%)	79,552	2,146,323
Small Cap Equity Index Fund (3.2%)	24,750	326,698
Small Cap Growth Fund (5.4%)	28,875	556,701
Small Cap Value Fund (5.4%)	32,716	549,964

TOTAL INVESTMENTS (Cost: $9,526,109) 99.9%		10,211,103

OTHER NET ASSETS 0.1%		5,671

NET ASSETS 100.0%		$10,216,774

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (26.9%)	3,599,887	$52,414,350
Equity Index Fund (30.4%)	1,009,229	59,110,550
International Fund (5.8%)	1,121,925	11,320,221
Mid-Cap Equity Index Fund (6.0%)	430,139	11,605,147
Mid-Term Bond Fund (30.9%)	5,677,666	60,069,703

TOTAL INVESTMENTS (Cost: $172,889,046) 100.0%		194,519,971

OTHER NET ASSETS -0.0% (2)		(30,103)

NET ASSETS 100.0%		$194,489,868

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (20.5%)	6,698,464	$97,529,642
Equity Index Fund (39.2%)	3,194,728	187,115,243
International Fund (10.5%)	4,958,048	50,026,709
Mid-Cap Equity Index Fund (17.4%)	3,073,869	82,932,996
Mid-Term Bond Fund (12.4%)	5,596,187	59,207,653

TOTAL INVESTMENTS (Cost: $379,922,626) 100.0%		476,812,243

OTHER NET ASSETS -0.0% (2)		(20,582)

NET ASSETS 100.0%		$476,791,661

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.0%)	4,609,360	$67,112,282
Equity Index Fund (36.6%)	2,330,157	136,477,318
International Fund (14.7%)	5,429,977	54,788,472
Mid-Cap Equity Index Fund (20.6%)	2,851,753	76,940,299
Small Cap Growth Fund (5.0%)	967,810	18,659,369
Small Cap Value Fund (5.1%)	1,127,826	18,958,759

TOTAL INVESTMENTS (Cost: $285,046,684) 100.0%		372,936,499

OTHER NET ASSETS -0.0% (2)		(25,241)

NET ASSETS 100.0%		$372,911,258

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (41.2%)
U.S. Treasury Bill	A-1+	0.00	07/22/21	$2,500,000	$2,499,998
U.S. Treasury Bill	A-1+	0.00	07/29/21	8,050,000	8,049,981
U.S. Treasury Bill	A-1+	0.01	07/15/21	8,200,000	8,199,976
U.S. Treasury Bill	A-1+	0.01	08/05/21	7,650,000	7,649,954
U.S. Treasury Bill	A-1+	0.01	08/10/21	3,500,000	3,499,965
U.S. Treasury Bill	A-1+	0.01	08/12/21	4,000,000	3,999,960
U.S. Treasury Bill	A-1+	0.01	08/26/21	5,500,000	5,499,897
U.S. Treasury Bill	A-1+	0.02	07/20/21	8,000,000	7,999,932
U.S. Treasury Bill	A-1+	0.02	08/17/21	9,000,000	8,999,817
U.S. Treasury Bill	A-1+	0.04	07/27/21	5,500,000	5,499,822

					61,899,302

U.S. GOVERNMENT AGENCIES (13.6%)
FHLB	A-1+	0.01	08/20/21	5,700,000	5,699,905
FHLB	A-1+	0.02	08/16/21	10,300,000	10,299,803
FHLB	A-1+	0.04	07/28/21	4,400,000	4,399,868

					20,399,576

COMMERCIAL PAPER (45.2%)
Apple, Inc.†	A-1+	0.04	07/12/21	2,000,000	1,999,976
Apple, Inc.†	A-1+	0.05	07/01/21	2,500,000	2,500,000
Apple, Inc.†	A-1+	0.05	07/07/21	1,570,000	1,569,987
Chevron Corp.†	A-1+	0.03	07/20/21	3,000,000	2,999,953
Exxon Mobil Corp.	A-1+	0.05	08/04/21	5,800,000	5,799,726
Hershey Co.†	A-1	0.10	07/12/21	6,000,000	5,999,817
Johnson & Johnson†	A-1+	0.01	07/08/21	6,000,000	5,999,988
Kimberly-Clark Corp.†	A-1	0.05	07/20/21	6,000,000	5,999,842
Nestle Capital Corp.†	A-1+	0.04	07/12/21	5,000,000	4,999,939
Nestle Capital Corp.†	A-1+	0.05	08/10/21	1,000,000	999,944
Novartis Financial Corp.†	A-1+	0.01	07/06/21	1,500,000	1,499,998
Novartis Financial Corp.†	A-1+	0.05	07/19/21	1,000,000	999,975
Novartis Financial Corp.†	A-1+	0.05	07/26/21	2,300,000	2,299,920
Novartis Financial Corp.†	A-1+	0.06	07/12/21	1,200,000	1,199,978
Procter & Gamble Co.†	A-1+	0.05	07/08/21	4,000,000	3,999,961
Procter & Gamble Co.†	A-1+	0.05	07/13/21	1,000,000	999,983
Southern California Gas Co.†	A-1	0.07	07/07/21	6,000,000	5,999,930
Toyota Motor Credit Corp.	A-1+	0.04	08/10/21	6,000,000	5,999,711
Unilever Capital Corp.†	A-1	0.04	08/03/21	2,200,000	2,199,919
Unilever Capital Corp.†	A-1	0.05	07/01/21	2,500,000	2,500,000
Unilever Capital Corp.†	A-1	0.06	07/08/21	1,350,000	1,349,984

					67,918,531

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $150,217,409) 100.0%					150,217,409

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		0.01	07/01/21	$94,818	$94,818

TOTAL TEMPORARY CASH INVESTMENT (Cost: $94,818) 0.1%					94,818

TOTAL INVESTMENTS (Cost: $150,312,227) 100.1%					150,312,227

OTHER NET ASSETS -0.1%					(123,461)

NET ASSETS 100.0%					$150,188,766

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (82.4%)
U.S. Treasury Note	AA+	0.25	03/15/24	$5,000,000	$4,980,078
U.S. Treasury Note	AA+	0.38	09/30/27	41,300,000	39,454,406
U.S. Treasury Note	AA+	0.50	04/30/27	18,500,000	17,942,832
U.S. Treasury Note	AA+	0.50	06/30/27	46,500,000	44,974,219
U.S. Treasury Note	AA+	0.50	10/31/27	41,000,000	39,419,258
U.S. Treasury Note	AA+	0.63	03/31/27	23,100,000	22,600,102
U.S. Treasury Note	AA+	0.63	11/30/27	26,000,000	25,167,187
U.S. Treasury Note	AA+	0.63	05/15/30	6,250,000	5,842,041
U.S. Treasury Note	AA+	0.63	08/15/30	45,000,000	41,923,828
U.S. Treasury Note	AA+	0.75	05/31/26	20,000,000	19,885,938
U.S. Treasury Note	AA+	0.88	06/30/26	6,500,000	6,496,953
U.S. Treasury Note	AA+	1.25	08/31/24	22,855,000	23,394,235
U.S. Treasury Note	AA+	1.38	06/30/23	19,450,000	19,886,865
U.S. Treasury Note	AA+	1.38	09/30/23	24,315,000	24,901,029
U.S. Treasury Note	AA+	1.50	10/31/21	14,590,000	14,659,874
U.S. Treasury Note	AA+	1.50	02/28/23	24,315,000	24,838,342
U.S. Treasury Note	AA+	1.50	09/30/24	4,865,000	5,019,122
U.S. Treasury Note	AA+	1.50	08/15/26	24,175,000	24,892,695
U.S. Treasury Note	AA+	1.63	10/31/23	8,755,000	9,021,070
U.S. Treasury Note	AA+	1.63	05/15/26	29,175,000	30,240,571
U.S. Treasury Note	AA+	1.63	09/30/26	7,020,000	7,273,104
U.S. Treasury Note	AA+	1.75	11/30/21	9,725,000	9,793,379
U.S. Treasury Note	AA+	1.75	02/28/22	14,590,000	14,752,998
U.S. Treasury Note	AA+	1.88	05/31/22	19,450,000	19,767,582
U.S. Treasury Note	AA+	2.00	05/31/24	24,315,000	25,410,125
U.S. Treasury Note	AA+	2.00	06/30/24	24,315,000	25,428,171
U.S. Treasury Note	AA+	2.38	04/30/26	18,480,000	19,814,025
U.S. Treasury Note	AA+	2.38	05/15/29	19,450,000	20,988,525
U.S. Treasury Note	AA+	2.50	01/31/24	19,450,000	20,520,510
U.S. Treasury Note	AA+	2.50	02/28/26	19,450,000	20,942,180
U.S. Treasury Note	AA+	2.75	05/31/23	13,500,000	14,147,578
U.S. Treasury Note	AA+	2.88	05/31/25	10,495,000	11,393,634

					655,772,456

CORPORATE DEBT (16.9%)
COMMUNICATION SERVICES (0.3%)
Discovery Communications LLC	BBB-	3.50	06/15/22	2,430,000	2,487,572

CONSUMER DISCRETIONARY (1.9%)
AutoZone, Inc.	BBB	3.70	04/15/22	290,000	295,273
Dollar General Corp.	BBB	3.25	04/15/23	1,017,000	1,061,264
Harman International Industries, Inc.	A-	4.15	05/15/25	1,945,000	2,157,644
Hyatt Hotels Corp.	BBB-	5.38	08/15/21	50,000	50,072
Kohl’s Corp.	BBB-	3.25	02/01/23	680,000	701,878
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	1,320,000	1,460,525
Marriott International, Inc.	BBB-	3.13	02/15/23	1,945,000	1,997,263
NVR, Inc.	BBB+	3.95	09/15/22	1,945,000	2,008,425
Tapestry, Inc.	BBB-	3.00	07/15/22	2,430,000	2,474,046
Travel + Leisure Co.	BB-	5.65	04/01/24	2,430,000	2,647,436

					14,853,826

CONSUMER STAPLES (1.0%)
Kellogg Co.	BBB	2.65	12/01/23	1,945,000	2,043,227
Keurig Dr Pepper, Inc.	BBB	3.13	12/15/23	2,910,000	3,088,044
Kroger Co.	BBB	2.95	11/01/21	1,945,000	1,958,017
Molson Coors Beverage Co.	BBB-	3.50	05/01/22	975,000	1,000,645

					8,089,933

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (7.3%)
Alleghany Corp.	BBB+	4.95	06/27/22	$1,945,000	$2,031,423
American International Group, Inc.	BBB+	4.13	02/15/24	1,945,000	2,117,904
Ares Capital Corp.	BBB-	3.63	01/19/22	2,430,000	2,464,310
Assurant, Inc.	BBB	4.00	03/15/23	1,945,000	2,053,136
Block Financial LLC	BBB	5.50	11/01/22	2,402,000	2,494,972
Capital One Financial Corp.	BBB	4.75	07/15/21	1,945,000	1,946,266
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	2,000,000	2,139,450
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	730,000	798,416
Fifth Third Bancorp	BBB	4.30	01/16/24	2,430,000	2,633,178
FS KKR Capital Corp.	NR	4.75	05/15/22	2,600,000	2,676,482
Goldman Sachs Group, Inc.	BBB+	3.20	02/23/23	2,430,000	2,535,157
Huntington Bancshares, Inc.	BBB+	2.30	01/14/22	2,675,000	2,700,192
Infinity Property & Casualty Corp.	BBB	5.00	09/19/22	1,945,000	2,039,790
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	1,480,000	1,613,304
Legg Mason, Inc.	A	3.95	07/15/24	1,945,000	2,127,930
Lincoln National Corp.	A-	4.00	09/01/23	1,945,000	2,086,942
Morgan Stanley	BBB+	3.13	01/23/23	2,430,000	2,533,552
People’s United Bank N.A.	BBB+	4.00	07/15/24	1,750,000	1,884,367
PNC Bank N.A.	A-	3.80	07/25/23	2,500,000	2,664,637
Prospect Capital Corp.	BBB-	4.95	07/15/22	2,430,000	2,487,834
Prospect Capital Corp.	BBB-	5.88	03/15/23	1,870,000	1,988,242
Signet UK Finance PLC	B+	4.70	06/15/24	1,945,000	2,003,350
Stifel Financial Corp.	BBB-	4.25	07/18/24	1,945,000	2,130,975
Synchrony Financial	BBB-	3.70	08/04/26	1,460,000	1,594,141
Unum Group	BBB	4.00	03/15/24	1,945,000	2,096,545
Voya Financial, Inc.	BBB+	3.65	06/15/26	1,945,000	2,153,241
WR Berkley Corp.	BBB+	4.63	03/15/22	1,945,000	2,001,929

					57,997,665

HEALTH CARE (1.9%)
AbbVie, Inc.	BBB+	2.85	05/14/23	2,430,000	2,528,713
Aetna, Inc.	BBB	2.80	06/15/23	2,430,000	2,529,057
Anthem, Inc.	A	3.13	05/15/22	1,945,000	1,992,761
CVS Health Corp.	BBB	3.38	08/12/24	575,000	618,078
CVS Health Corp.	BBB	3.88	07/20/25	1,460,000	1,611,977
Humana, Inc.	BBB+	3.85	10/01/24	2,430,000	2,635,737
Thermo Fisher Scientific, Inc.	BBB+	4.13	03/25/25	1,320,000	1,463,505
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	1,945,000	1,976,008

					15,355,836

INDUSTRIALS (1.7%)
3M Co.	A+	2.65	04/15/25	3,000,000	3,196,010
Deere & Co.	A	2.75	04/15/25	2,540,000	2,709,820
Flowserve Corp.	BBB-	3.50	09/15/22	1,945,000	1,995,952
General Dynamics Corp.	A-	3.25	04/01/25	1,320,000	1,430,509
JB Hunt Transport Svcs., Inc.	BBB+	3.30	08/15/22	1,945,000	1,995,673
Verisk Analytics, Inc.	BBB	4.13	09/12/22	1,945,000	2,027,115

					13,355,079

INFORMATION TECHNOLOGY (0.6%)
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	50,000	52,584
Global Payments, Inc.	BBB-	3.75	06/01/23	925,000	973,338
Intel Corp.	A+	3.40	03/25/25	2,000,000	2,184,953
Jabil, Inc.	BBB-	4.70	09/15/22	1,921,000	2,015,030

					5,225,905

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
MATERIALS (0.3%)
Freeport-McMoRan, Inc.	BB+	3.55	03/01/22	$245,000	$247,144
Southern Copper Corp.	BBB+	3.50	11/08/22	1,945,000	2,012,297

					2,259,441

REAL ESTATE (1.4%)
Boston Properties LP	BBB+	3.80	02/01/24	2,920,000	3,124,892
Crown Castle International Corp.	BBB-	3.15	07/15/23	2,430,000	2,551,071
Diversified Healthcare Trust	BB-	4.75	05/01/24	485,000	497,125
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	1,370,000	1,424,899
Omega Healthcare Investors, Inc.	BBB-	4.38	08/01/23	1,700,000	1,809,734
Omega Healthcare Investors, Inc.	BBB-	4.50	01/15/25	730,000	797,253
Service Properties Trust	BB-	5.00	08/15/22	1,265,000	1,278,282

					11,483,256

UTILITIES (0.5%)
Exelon Generation Co. LLC	BBB-	4.25	06/15/22	975,000	1,000,997
Southern Co.	BBB+	3.25	07/01/26	2,430,000	2,637,192

					3,638,189

TOTAL CORPORATE DEBT					134,746,702

TOTAL LONG-TERM DEBT SECURITIES (Cost: $776,687,099) 99.3%					790,519,158

				Shares	Value
COMMON STOCKS:
ENERGY (0.2%)
Diamond Offshore Drilling, Inc.*				50,816	$309,978
Superior Energy Svcs., Inc.*				32,351	815,096	††
Valaris Ltd.*				8,695	251,112

					1,376,186

TOTAL COMMON STOCKS (Cost: $5,319,576) 0.2%					1,376,186

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.2%)
Citibank, New York Time Deposit		0.01	07/01/21	$1,228,881	$1,228,881

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,228,881) 0.2%					1,228,881

TOTAL INVESTMENTS (Cost: $783,235,556) 99.7%					793,124,225

OTHER NET ASSETS 0.3%					2,740,927

NET ASSETS 100.0%					$795,865,152

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (52.1%)
U.S. Treasury Bond	AA+	1.13	05/15/40	$71,625,000	$61,832,520
U.S. Treasury Bond	AA+	1.13	08/15/40	60,750,000	52,263,984
U.S. Treasury Bond	AA+	1.38	11/15/40	22,500,000	20,211,328
U.S. Treasury Bond	AA+	2.25	08/15/46	28,985,000	29,970,037
U.S. Treasury Bond	AA+	2.75	08/15/47	9,790,000	11,136,125
U.S. Treasury Bond	AA+	2.88	05/15/43	200,000	230,016
U.S. Treasury Bond	AA+	2.88	05/15/49	28,695,000	33,601,172
U.S. Treasury Note	AA+	0.50	04/30/27	15,000,000	14,548,242
U.S. Treasury Note	AA+	0.50	06/30/27	5,000,000	4,835,937
U.S. Treasury Note	AA+	0.63	03/31/27	70,000,000	68,485,157
U.S. Treasury Note	AA+	0.63	12/31/27	60,000,000	58,005,469
U.S. Treasury Note	AA+	0.63	05/15/30	74,425,000	69,567,024
U.S. Treasury Note	AA+	1.13	02/29/28	50,000,000	49,851,562
U.S. Treasury Note	AA+	1.25	05/31/28	18,400,000	18,446,000
U.S. Treasury Note	AA+	1.25	06/30/28	15,000,000	15,023,437
U.S. Treasury Note	AA+	1.50	08/15/26	37,350,000	38,458,828
U.S. Treasury Note	AA+	1.50	02/15/30	5,800,000	5,857,320
U.S. Treasury Note	AA+	1.63	02/15/26	90,000	93,291
U.S. Treasury Note	AA+	1.63	08/15/29	49,705,000	50,836,954
U.S. Treasury Note	AA+	2.00	11/15/26	600,000	633,187
U.S. Treasury Note	AA+	2.25	02/15/27	43,480,000	46,470,948
U.S. Treasury Note	AA+	2.25	08/15/27	74,145,000	79,294,602
U.S. Treasury Note	AA+	2.25	11/15/27	50,535,000	54,056,658
U.S. Treasury Note	AA+	2.38	05/15/27	63,970,000	68,865,204
U.S. Treasury Note	AA+	2.38	05/15/29	2,000,000	2,158,203
U.S. Treasury Note	AA+	2.63	02/15/29	49,655,000	54,449,811
U.S. Treasury Note	AA+	2.88	05/15/28	39,165,000	43,506,808
U.S. Treasury Note	AA+	3.13	11/15/28	3,915,000	4,428,997
U.S. Treasury Strip	AA+	0.00	08/15/25	19,580,000	18,961,068
U.S. Treasury Strip	AA+	0.00	08/15/26	19,580,000	18,587,888
U.S. Treasury Strip	AA+	0.00	08/15/28	20,580,000	18,702,914
U.S. Treasury Strip	AA+	0.00	08/15/29	20,680,000	18,331,833
U.S. Treasury Strip	AA+	0.00	08/15/33	9,790,000	7,872,222
U.S. Treasury Strip	AA+	0.00	08/15/35	9,790,000	7,488,367
U.S. Treasury Strip	AA+	0.00	08/15/37	9,790,000	7,103,839

					1,054,166,952

U.S. GOVERNMENT AGENCIES (32.1%)
MORTGAGE-BACKED OBLIGATIONS (32.1%)
FHLMC	AA+	2.00	09/01/35	1,834,148	1,893,337
FHLMC	AA+	2.00	11/01/40	13,523,967	13,806,058
FHLMC	AA+	2.00	06/01/50	2,544,518	2,570,872
FHLMC	AA+	2.00	11/01/50	4,370,950	4,416,221
FHLMC	AA+	2.00	11/01/50	3,843,746	3,883,556
FHLMC	AA+	2.00	11/01/50	2,958,277	2,975,221
FHLMC	AA+	2.00	11/01/50	4,783,332	4,832,873
FHLMC	AA+	2.00	12/01/50	5,405,540	5,474,922
FHLMC	AA+	2.00	02/01/51	4,058,652	4,118,479
FHLMC	AA+	2.00	04/01/51	3,625,476	3,663,057
FHLMC	AA+	2.50	09/01/27	576,771	604,058
FHLMC	AA+	2.50	09/01/27	20,052	21,006
FHLMC	AA+	2.50	12/01/27	599,783	628,114
FHLMC	AA+	2.50	06/01/35	2,925,426	3,057,306
FHLMC	AA+	2.50	10/01/40	4,513,543	4,687,001
FHLMC	AA+	2.50	10/01/49	2,426,221	2,518,691
FHLMC	AA+	2.50	01/01/50	1,357,769	1,397,606
FHLMC	AA+	2.50	01/01/50	1,538,362	1,592,926

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	2.50	05/01/50	$4,558,695	$4,734,208
FHLMC	AA+	2.50	06/01/50	4,547,994	4,708,391
FHLMC	AA+	2.50	10/01/50	4,997,462	5,175,233
FHLMC	AA+	2.50	11/01/50	12,152,580	12,584,876
FHLMC	AA+	2.50	02/01/51	1,511,162	1,575,464
FHLMC	AA+	2.50	02/01/51	1,406,560	1,463,000
FHLMC	AA+	2.50	04/01/51	5,766,945	5,979,296
FHLMC	AA+	2.50	04/01/51	6,774,485	7,013,407
FHLMC	AA+	2.50	04/01/51	2,438,608	2,527,522
FHLMC	AA+	2.50	05/01/51	9,980,654	10,368,738
FHLMC	AA+	2.50	05/01/51	7,980,625	8,347,639
FHLMC	AA+	3.00	06/01/27	13,834	14,583
FHLMC	AA+	3.00	06/01/27	361,849	381,362
FHLMC	AA+	3.00	08/01/27	189,145	198,743
FHLMC	AA+	3.00	08/01/27	12,104	12,721
FHLMC	AA+	3.00	02/01/32	2,512,945	2,662,645
FHLMC	AA+	3.00	02/01/32	21,296	22,572
FHLMC	AA+	3.00	07/01/35	1,159,795	1,221,368
FHLMC	AA+	3.00	10/15/37	238,908	242,169
FHLMC	AA+	3.00	12/15/40	14,975	15,003
FHLMC	AA+	3.00	07/01/42	283,470	305,001
FHLMC	AA+	3.00	11/01/42	741,363	763,831
FHLMC	AA+	3.00	11/01/42	25,204	26,869
FHLMC	AA+	3.00	03/01/43	936,542	999,479
FHLMC	AA+	3.00	04/01/43	1,390,122	1,483,628
FHLMC	AA+	3.00	04/01/43	7,879,741	8,380,506
FHLMC	AA+	3.00	04/01/43	27,299	29,241
FHLMC	AA+	3.00	04/01/43	4,414,434	4,715,699
FHLMC	AA+	3.00	09/15/43	613,953	621,871
FHLMC	AA+	3.00	04/15/44	389,496	401,783
FHLMC	AA+	3.00	04/15/45	440,658	446,743
FHLMC	AA+	3.00	09/01/46	1,248,635	1,308,418
FHLMC	AA+	3.00	09/01/46	2,761,537	2,946,408
FHLMC	AA+	3.00	11/01/46	413,831	424,718
FHLMC	AA+	3.00	05/01/49	3,487,494	3,648,082
FHLMC	AA+	3.00	11/01/49	2,089,568	2,195,632
FHLMC	AA+	3.00	11/01/49	2,415,531	2,532,378
FHLMC	AA+	3.00	12/01/49	2,592,643	2,709,206
FHLMC	AA+	3.00	02/01/50	2,850,870	3,004,974
FHLMC	AA+	3.00	04/01/51	1,273,116	1,329,936
FHLMC	AA+	3.50	02/01/35	1,224,118	1,312,008
FHLMC	AA+	3.50	02/01/35	664,949	709,502
FHLMC	AA+	3.50	04/01/35	603,196	643,890
FHLMC	AA+	3.50	02/01/36	570,108	611,138
FHLMC	AA+	3.50	11/01/39	3,651,591	3,852,608
FHLMC	AA+	3.50	01/01/41	544,102	586,086
FHLMC	AA+	3.50	05/01/42	32,509	35,046
FHLMC	AA+	3.50	07/01/42	1,175,487	1,285,733
FHLMC	AA+	3.50	01/01/43	26,340	28,550
FHLMC	AA+	3.50	04/01/43	35,255	38,002
FHLMC	AA+	3.50	06/01/43	1,115,158	1,196,188
FHLMC	AA+	3.50	11/01/43	32,132	34,633
FHLMC	AA+	3.50	01/01/44	12,672,939	13,685,641
FHLMC	AA+	3.50	05/15/44	265,964	268,036
FHLMC	AA+	3.50	04/01/45	1,057,592	1,141,038
FHLMC	AA+	3.50	07/01/45	40,669	44,200

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	3.50	07/01/45	$1,220,059	$1,325,438
FHLMC	AA+	3.50	09/01/45	762,238	819,783
FHLMC	AA+	3.50	11/01/45	3,595,151	3,877,815
FHLMC	AA+	3.50	08/01/46	1,314,016	1,419,458
FHLMC	AA+	3.50	08/01/47	4,642,242	4,929,404
FHLMC	AA+	3.50	12/01/47	727,628	770,481
FHLMC	AA+	3.50	02/01/50	2,729,949	2,887,017
FHLMC	AA+	4.00	02/01/25	1,401	1,489
FHLMC	AA+	4.00	02/01/25	24,799	26,347
FHLMC	AA+	4.00	05/01/26	87,930	93,667
FHLMC	AA+	4.00	11/01/33	28,685	30,557
FHLMC	AA+	4.00	12/01/33	689,253	754,343
FHLMC	AA+	4.00	01/01/38	95,630	105,799
FHLMC	AA+	4.00	01/01/38	1,705,563	1,886,319
FHLMC	AA+	4.00	06/15/38	5,000,000	5,158,986
FHLMC	AA+	4.00	12/15/38	31,668	31,922
FHLMC	AA+	4.00	01/15/40	2,000,000	2,113,740
FHLMC	AA+	4.00	03/01/41	11,909	13,038
FHLMC	AA+	4.00	07/01/41	17,176	18,979
FHLMC	AA+	4.00	07/01/41	514,607	568,385
FHLMC	AA+	4.00	11/01/42	10,704	11,665
FHLMC	AA+	4.00	01/01/44	46,391	50,708
FHLMC	AA+	4.00	10/01/44	932,732	1,025,535
FHLMC	AA+	4.00	10/01/44	26,919	29,598
FHLMC	AA+	4.00	10/01/44	474,319	518,786
FHLMC	AA+	4.00	10/01/44	807,569	887,568
FHLMC	AA+	4.00	02/01/45	3,011,499	3,348,100
FHLMC	AA+	4.00	06/01/45	37,052	40,715
FHLMC	AA+	4.00	05/01/47	20,289	21,799
FHLMC	AA+	4.00	05/01/47	786,205	844,381
FHLMC	AA+	4.00	02/01/48	656,336	701,748
FHLMC	AA+	4.00	05/01/48	300,606	319,914
FHLMC	AA+	4.50	03/01/34	5,289	5,805
FHLMC	AA+	4.50	08/01/34	2,540	2,797
FHLMC	AA+	4.50	02/01/44	16,616	18,339
FHLMC	AA+	4.50	05/01/48	1,311,613	1,417,021
FHLMC	AA+	4.50	05/01/48	877,499	948,156
FHLMC	AA+	5.00	02/01/26	903	989
FHLMC	AA+	5.00	10/01/40	427,426	489,695
FHLMC	AA+	5.50	07/01/32	2,419	2,768
FHLMC	AA+	5.50	01/15/33	98,701	112,329
FHLMC	AA+	5.50	05/01/33	726	810
FHLMC	AA+	5.50	06/01/37	14,177	16,433
FHLMC	AA+	6.00	07/15/29	55,449	62,205
FHLMC	AA+	6.00	03/15/32	72,034	83,162
FHLMC ARM	AA+	2.06	05/01/37	40,835	40,979
FHLMC ARM	AA+	2.10	04/01/37	49,380	52,289
FHLMC ARM	AA+	2.13	03/01/37	12,367	12,417
FHLMC ARM	AA+	2.14	02/01/36	109,975	111,352
FHLMC ARM	AA+	2.23	04/01/37	26,178	26,179
FHLMC Strip	AA+	3.00	01/15/43	1,297,299	1,347,184
FHLMC Strip	AA+	3.50	10/15/47	829,948	883,624
FNMA	AA+	2.00	03/01/35	6,555,482	6,774,168
FNMA	AA+	2.00	04/01/35	1,854,782	1,917,283
FNMA	AA+	2.00	05/01/35	8,821,447	9,106,120
FNMA	AA+	2.00	11/01/35	7,476,746	7,718,024

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	2.00	02/01/36	$997,084	$1,029,260
FNMA	AA+	2.00	08/01/40	2,525,954	2,578,627
FNMA	AA+	2.00	10/01/50	3,755,622	3,796,261
FNMA	AA+	2.00	10/01/50	5,228,951	5,283,160
FNMA	AA+	2.00	10/01/50	2,942,912	2,973,392
FNMA	AA+	2.00	10/01/50	4,779,509	4,831,971
FNMA	AA+	2.00	03/01/51	8,034,788	8,129,935
FNMA	AA+	2.25	01/01/28	983,850	1,029,434
FNMA	AA+	2.50	01/01/33	262,646	272,634
FNMA	AA+	2.50	02/01/33	812,352	841,002
FNMA	AA+	2.50	05/01/35	1,182,371	1,235,967
FNMA	AA+	2.50	06/01/35	3,292,788	3,440,847
FNMA	AA+	2.50	07/01/35	1,309,150	1,368,474
FNMA	AA+	2.50	07/01/35	4,217,033	4,409,151
FNMA	AA+	2.50	07/01/35	3,967,236	4,146,890
FNMA	AA+	2.50	09/01/35	5,843,261	6,108,300
FNMA	AA+	2.50	10/01/35	9,303,701	9,778,254
FNMA	AA+	2.50	05/01/43	1,078,444	1,108,743
FNMA	AA+	2.50	05/01/46	660,373	686,369
FNMA	AA+	2.50	05/01/46	9,075,073	9,408,376
FNMA	AA+	2.50	06/01/50	5,454,991	5,649,028
FNMA	AA+	2.50	10/01/50	1,167,818	1,213,975
FNMA	AA+	2.50	10/01/50	4,529,047	4,690,149
FNMA	AA+	2.50	10/01/50	1,905,730	1,977,363
FNMA	AA+	2.50	10/01/50	4,127,047	4,273,223
FNMA	AA+	2.50	11/01/50	1,997,207	2,076,144
FNMA	AA+	2.50	12/01/50	3,818,635	3,979,122
FNMA	AA+	2.50	12/01/50	2,054,511	2,129,272
FNMA	AA+	2.50	12/01/50	2,246,549	2,326,468
FNMA	AA+	2.50	02/01/51	994,797	1,030,252
FNMA	AA+	2.50	03/01/51	8,474,247	8,781,525
FNMA	AA+	2.50	03/01/51	1,727,231	1,791,720
FNMA	AA+	2.50	03/01/51	7,403,898	7,747,312
FNMA	AA+	2.50	04/01/51	6,474,812	6,710,958
FNMA	AA+	2.50	04/01/51	5,973,304	6,216,476
FNMA	AA+	2.50	04/01/51	2,601,855	2,694,587
FNMA	AA+	2.50	04/01/51	11,959,256	12,395,309
FNMA	AA+	2.50	04/01/51	4,973,544	5,160,807
FNMA	AA+	2.50	05/01/51	3,381,714	3,544,543
FNMA	AA+	2.50	05/01/51	1,819,503	1,887,446
FNMA	AA+	2.68	12/01/26	3,000,000	3,162,709
FNMA	AA+	2.92	07/01/27	2,804,472	2,984,546
FNMA	AA+	3.00	06/01/33	878,452	928,871
FNMA	AA+	3.00	07/01/33	1,167,031	1,238,348
FNMA	AA+	3.00	09/01/33	1,382,312	1,469,316
FNMA	AA+	3.00	03/01/36	1,303,947	1,372,089
FNMA	AA+	3.00	09/01/40	1,559,397	1,631,779
FNMA	AA+	3.00	04/25/42	420,916	429,089
FNMA	AA+	3.00	12/01/42	694,527	738,463
FNMA	AA+	3.00	12/01/42	516,534	531,913
FNMA	AA+	3.00	02/01/43	25,318	26,739
FNMA	AA+	3.00	03/01/43	17,166	18,379
FNMA	AA+	3.00	04/01/43	620,391	638,856
FNMA	AA+	3.00	09/01/43	52,243	55,435
FNMA	AA+	3.00	02/01/45	1,092,307	1,173,322
FNMA	AA+	3.00	03/01/45	419,892	432,267

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.00	09/01/46	$1,958,059	$2,072,444
FNMA	AA+	3.00	01/01/47	428,430	439,776
FNMA	AA+	3.00	12/01/47	242,851	254,076
FNMA	AA+	3.00	03/01/48	396,114	417,318
FNMA	AA+	3.00	03/01/50	1,881,542	1,968,980
FNMA	AA+	3.00	03/01/50	13,211,366	14,002,828
FNMA	AA+	3.00	05/01/50	3,645,493	3,839,562
FNMA	AA+	3.00	06/01/50	5,862,263	6,128,379
FNMA	AA+	3.00	08/01/50	4,131,186	4,332,128
FNMA	AA+	3.50	03/25/28	37,681	38,674
FNMA	AA+	3.50	03/01/32	446,189	478,908
FNMA	AA+	3.50	09/01/32	27,125	28,923
FNMA	AA+	3.50	07/01/34	1,009,970	1,090,271
FNMA	AA+	3.50	10/01/34	1,029,766	1,085,290
FNMA	AA+	3.50	02/01/35	871,942	934,944
FNMA	AA+	3.50	08/01/38	24,615	26,559
FNMA	AA+	3.50	03/01/41	962,985	1,051,261
FNMA	AA+	3.50	10/01/41	618,857	659,050
FNMA	AA+	3.50	12/01/41	512,595	541,099
FNMA	AA+	3.50	04/01/42	621,399	661,503
FNMA	AA+	3.50	08/01/42	23,698	25,672
FNMA	AA+	3.50	12/01/42	1,129,533	1,181,059
FNMA	AA+	3.50	12/01/42	50,591	54,497
FNMA	AA+	3.50	01/01/43	641,824	692,615
FNMA	AA+	3.50	08/01/43	1,155,239	1,250,948
FNMA	AA+	3.50	08/01/43	2,387,542	2,576,510
FNMA	AA+	3.50	10/01/43	366,196	374,539
FNMA	AA+	3.50	01/01/44	290,647	302,158
FNMA	AA+	3.50	08/01/44	1,773,637	1,843,906
FNMA	AA+	3.50	04/01/45	1,259,547	1,362,599
FNMA	AA+	3.50	04/01/45	2,141,442	2,307,387
FNMA	AA+	3.50	05/01/45	1,639,638	1,755,245
FNMA	AA+	3.50	10/01/45	1,904,464	2,051,578
FNMA	AA+	3.50	02/01/46	994,450	1,063,686
FNMA	AA+	3.50	02/01/46	2,527,757	2,702,497
FNMA	AA+	3.50	08/01/46	1,255,122	1,350,161
FNMA	AA+	3.50	12/01/46	520,692	552,164
FNMA	AA+	3.50	09/01/47	1,960,057	2,116,743
FNMA	AA+	3.50	11/01/47	8,828,768	9,347,098
FNMA	AA+	3.50	04/01/48	528,493	555,147
FNMA	AA+	3.50	08/01/49	4,360,363	4,602,531
FNMA	AA+	3.50	02/01/50	1,985,872	2,135,910
FNMA	AA+	3.50	03/01/50	6,703,477	7,173,079
FNMA	AA+	3.53	01/01/26	5,000,000	5,315,784
FNMA	AA+	4.00	07/25/26	1,136,487	1,167,927
FNMA	AA+	4.00	05/25/29	383,427	383,436
FNMA	AA+	4.00	01/01/31	29,523	31,729
FNMA	AA+	4.00	03/01/35	211,588	231,387
FNMA	AA+	4.00	06/01/36	457,907	497,401
FNMA	AA+	4.00	10/01/36	494,482	538,149
FNMA	AA+	4.00	10/01/40	523,496	582,663
FNMA	AA+	4.00	11/01/40	9,658	10,518
FNMA	AA+	4.00	01/01/41	41,698	45,566
FNMA	AA+	4.00	05/01/41	207,382	220,433
FNMA	AA+	4.00	05/01/43	3,483,681	3,808,029
FNMA	AA+	4.00	01/01/44	6,660,365	7,281,793

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	4.00	09/01/45	$339,791	$365,585
FNMA	AA+	4.00	11/01/45	740,961	806,741
FNMA	AA+	4.00	02/01/47	2,086,611	2,266,946
FNMA	AA+	4.00	11/01/47	751,512	804,455
FNMA	AA+	4.00	04/01/48	428,099	457,271
FNMA	AA+	4.00	04/01/49	10,415,560	11,094,501
FNMA	AA+	4.00	02/01/50	218,319	232,402
FNMA	AA+	4.00	03/01/50	577,333	614,579
FNMA	AA+	4.00	03/01/50	7,636,848	8,279,057
FNMA	AA+	4.00	07/01/56	3,860,182	4,290,183
FNMA	AA+	4.50	05/01/30	4,635	5,030
FNMA	AA+	4.50	04/01/31	197,855	215,789
FNMA	AA+	4.50	08/01/33	2,402	2,641
FNMA	AA+	4.50	08/01/33	3,513	3,864
FNMA	AA+	4.50	09/01/33	5,913	6,478
FNMA	AA+	4.50	05/01/34	2,676	2,931
FNMA	AA+	4.50	06/01/34	3,318	3,598
FNMA	AA+	4.50	08/01/35	4,551	5,010
FNMA	AA+	4.50	12/01/35	3,105	3,419
FNMA	AA+	4.50	05/01/39	491,556	548,393
FNMA	AA+	4.50	05/01/39	384,468	428,931
FNMA	AA+	4.50	12/01/39	2,143,227	2,350,045
FNMA	AA+	4.50	05/01/40	206,674	217,043
FNMA	AA+	4.50	07/01/40	1,323,911	1,437,515
FNMA	AA+	4.50	10/01/40	76,612	85,306
FNMA	AA+	4.50	07/01/42	4,855,456	5,408,763
FNMA	AA+	4.50	03/01/44	633,335	702,199
FNMA	AA+	4.50	04/01/44	1,192,826	1,313,806
FNMA	AA+	4.50	11/01/47	1,819,425	1,994,255
FNMA	AA+	4.50	11/01/47	1,958,591	2,149,746
FNMA	AA+	4.50	11/01/47	1,594,430	1,752,657
FNMA	AA+	4.50	02/01/49	537,278	579,103
FNMA	AA+	5.00	06/01/33	4,539	5,162
FNMA	AA+	5.00	09/01/33	3,671	4,111
FNMA	AA+	5.00	10/01/33	5,563	6,349
FNMA	AA+	5.00	11/01/33	7,332	8,366
FNMA	AA+	5.00	03/01/34	1,157	1,323
FNMA	AA+	5.00	04/01/34	1,048	1,198
FNMA	AA+	5.00	04/01/34	1,889	2,111
FNMA	AA+	5.00	04/01/35	3,026	3,464
FNMA	AA+	5.00	06/01/35	1,214	1,389
FNMA	AA+	5.00	09/01/35	1,928	2,196
FNMA	AA+	5.00	11/25/35	330,733	373,850
FNMA	AA+	5.00	10/01/36	2,521	2,884
FNMA	AA+	5.00	08/01/37	2,287,936	2,614,483
FNMA	AA+	5.00	05/01/39	287,753	316,416
FNMA	AA+	5.00	06/01/40	4,753	5,331
FNMA	AA+	5.50	01/01/24	29,095	32,369
FNMA	AA+	5.50	03/01/24	59,692	66,410
FNMA	AA+	5.50	08/01/25	1,475	1,658
FNMA	AA+	5.50	11/01/26	27,549	30,649
FNMA	AA+	5.50	01/01/27	22,547	25,098
FNMA	AA+	5.50	03/01/33	127,123	138,311
FNMA	AA+	5.50	09/01/33	2,127	2,428
FNMA	AA+	5.50	10/01/33	5,130	5,830
FNMA	AA+	5.50	03/01/34	1,855	2,144

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	5.50	03/01/34	$407	$453
FNMA	AA+	5.50	07/01/34	2,512	2,862
FNMA	AA+	5.50	09/01/34	899	1,024
FNMA	AA+	5.50	09/01/34	4,686	5,263
FNMA	AA+	5.50	09/01/34	6,112	7,050
FNMA	AA+	5.50	10/01/34	1,601	1,854
FNMA	AA+	5.50	02/01/35	2,304	2,663
FNMA	AA+	5.50	02/01/35	2,368	2,742
FNMA	AA+	5.50	04/01/35	2,866	3,306
FNMA	AA+	5.50	08/01/35	2,148	2,410
FNMA	AA+	5.50	11/01/35	3,528	4,020
FNMA	AA+	5.50	02/25/37	13,655	14,886
FNMA	AA+	5.50	06/01/37	3,304	3,839
FNMA	AA+	5.50	05/01/38	2,031,030	2,348,530
FNMA	AA+	5.50	11/01/38	11,220	12,310
FNMA	AA+	5.50	06/01/48	46,017	51,588
FNMA	AA+	6.00	04/01/23	460	515
FNMA	AA+	6.00	05/01/23	28,445	31,844
FNMA	AA+	6.00	01/01/25	2,961	3,315
FNMA	AA+	6.00	03/01/28	58,921	66,018
FNMA	AA+	6.00	04/01/32	749	839
FNMA	AA+	6.00	05/01/32	81,518	96,469
FNMA	AA+	6.00	04/01/33	203,418	229,409
FNMA	AA+	6.00	05/01/33	5,717	6,415
FNMA	AA+	6.00	09/01/34	3,198	3,606
FNMA	AA+	6.00	10/01/34	5,375	6,035
FNMA	AA+	6.00	12/01/36	77,348	91,744
FNMA	AA+	6.00	01/01/37	74,610	88,473
FNMA	AA+	6.00	05/01/37	13,442	14,957
FNMA	AA+	6.00	06/01/37	2,773	2,844
FNMA	AA+	6.00	07/01/37	53,961	63,808
FNMA	AA+	6.00	08/01/37	50,612	59,879
FNMA	AA+	6.00	12/01/37	597	707
FNMA	AA+	6.00	10/25/44	302,166	347,029
FNMA	AA+	6.00	02/25/47	632,559	747,880
FNMA	AA+	6.00	12/25/49	190,734	220,462
FNMA	AA+	6.50	05/01/32	78,630	88,173
FNMA	AA+	6.50	07/01/34	1,821	2,078
FNMA	AA+	6.50	09/01/34	405	453
FNMA	AA+	6.50	09/01/36	14,358	16,063
FNMA	AA+	6.50	05/01/37	82,288	88,112
FNMA	AA+	6.50	07/01/37	6,909	7,761
FNMA	AA+	6.50	05/01/38	6,777	7,587
FNMA	AA+	7.00	04/01/32	378	418
FNMA	AA+	7.00	01/25/44	182,963	209,879
FNMA	AA+	7.50	06/01/31	162	187
FNMA	AA+	7.50	02/01/32	634	737
FNMA	AA+	7.50	06/01/32	23,810	28,541
FNMA	AA+	8.00	04/01/32	16,773	17,735
FNMA Strip	AA+	3.00	08/25/42	518,235	551,991
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	1,046,661	1,058,922
FRESB Multifamily Mortgage	AA+	3.16	11/25/27	1,411,280	1,474,069
FRESB Multifamily Mortgage	AA+	3.30	12/25/27	1,387,908	1,471,023
FRESB Multifamily Mortgage	AA+	3.61	10/25/28	1,072,899	1,139,483
GNMA (3)	AA+	2.00	04/20/32	940,985	972,211
GNMA (3)	AA+	2.00	06/20/35	2,771,751	2,847,594

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (3)	AA+	2.00	09/20/50	$1,874,896	$1,910,817
GNMA (3)	AA+	2.50	12/20/50	6,768,612	7,003,334
GNMA (3)	AA+	2.50	03/20/51	2,049,840	2,115,873
GNMA (3)	AA+	3.00	07/16/36	1,429,086	1,495,187
GNMA (3)	AA+	3.00	08/20/44	137,017	137,360
GNMA (3)	AA+	3.00	01/15/46	963,225	1,035,652
GNMA (3)	AA+	3.00	03/15/46	4,087,721	4,395,425
GNMA (3)	AA+	3.00	07/15/46	2,195,784	2,361,126
GNMA (3)	AA+	3.00	02/20/47	1,589,310	1,674,998
GNMA (3)	AA+	3.50	05/20/31	1,964,453	2,104,654
GNMA (3)	AA+	3.50	02/20/42	549,511	571,638
GNMA (3)	AA+	3.50	07/15/42	1,182,762	1,271,559
GNMA (3)	AA+	3.50	11/15/42	296,523	311,705
GNMA (3)	AA+	3.50	03/20/45	1,661,803	1,764,030
GNMA (3)	AA+	3.50	05/20/45	1,704,880	1,847,807
GNMA (3)	AA+	3.50	12/20/50	1,181,783	1,240,936
GNMA (3)	AA+	3.70	05/15/42	533,917	581,502
GNMA (3)	AA+	4.00	01/20/41	740,091	798,819
GNMA (3)	AA+	4.00	03/15/41	286,240	317,528
GNMA (3)	AA+	4.00	08/15/41	430,230	471,651
GNMA (3)	AA+	4.00	11/15/41	444,243	494,978
GNMA (3)	AA+	4.00	12/15/41	789,751	876,483
GNMA (3)	AA+	4.00	01/15/42	34,124	37,872
GNMA (3)	AA+	4.00	08/20/42	467,819	504,707
GNMA (3)	AA+	4.00	09/20/50	451,188	477,189
GNMA (3)	AA+	4.25	04/20/41	458,409	496,476
GNMA (3)	AA+	4.29	04/15/41	20,406	22,294
GNMA (3)	AA+	4.50	06/20/30	21,359	23,191
GNMA (3)	AA+	4.50	09/15/30	239,785	266,368
GNMA (3)	AA+	4.50	04/20/31	9,279	9,999
GNMA (3)	AA+	4.50	06/20/34	153,964	170,234
GNMA (3)	AA+	4.50	09/15/40	614,895	692,916
GNMA (3)	AA+	4.50	10/15/40	624,501	718,450
GNMA (3)	AA+	4.50	10/15/40	108,186	119,938
GNMA (3)	AA+	4.50	06/20/41	7,535	8,078
GNMA (3)	AA+	4.50	10/20/43	21,680	23,618
GNMA (3)	AA+	5.00	04/15/39	500,187	584,198
GNMA (3)	AA+	5.00	06/20/39	586,905	660,828
GNMA (3)	AA+	5.00	11/15/39	182,100	209,382
GNMA (3)	AA+	5.00	05/15/40	75,117	86,140
GNMA (3)	AA+	5.00	06/20/40	44,829	48,376
GNMA (3)	AA+	5.50	01/15/36	5,853	6,545
GNMA (3)	AA+	6.50	04/15/31	5,837	6,504
GNMA (3)	AA+	6.50	10/15/31	272	317
GNMA (3)	AA+	6.50	12/15/31	15,651	17,439
GNMA (3)	AA+	6.50	05/15/32	14,717	16,399
GNMA (3)	AA+	7.00	05/15/31	282	330
GNMA (3)	AA+	7.00	05/15/32	2,259	2,334
GNMA (3)	AA+	7.00	10/20/38	201	220
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	87,166	88,444

					650,723,607

CORPORATE DEBT (15.1%)
COMMUNICATION SERVICES (0.3%)
AT&T, Inc.	BBB	3.00	06/30/22	1,055,000	1,078,769
Discovery Communications LLC	BBB-	3.50	06/15/22	4,895,000	5,010,974

					6,089,743

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
CONSUMER DISCRETIONARY (2.8%)
Amazon.com, Inc.	AA	5.20	12/03/25	$4,995,000	$5,861,497
AutoZone, Inc.	BBB	3.25	04/15/25	1,960,000	2,106,767
AutoZone, Inc.	BBB	3.70	04/15/22	685,000	697,455
Brinker International, Inc.	B	3.88	05/15/23	3,925,000	4,043,142
Dollar General Corp.	BBB	3.25	04/15/23	4,000,000	4,174,095
Harman International Industries, Inc.	A-	4.15	05/15/25	4,970,000	5,513,362
Hyatt Hotels Corp.	BBB-	5.38	08/15/21	260,000	260,018
Kohl’s Corp.	BBB-	3.25	02/01/23	1,794,000	1,851,719
Lowe’s Cos., Inc.	BBB+	3.12	04/15/22	2,035,000	2,065,930
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	3,270,000	3,618,118
Marriott International, Inc.	BBB-	3.13	02/15/23	2,935,000	3,013,865
Mattel, Inc.	B+	3.15	03/15/23	1,960,000	2,004,100
McDonald’s Corp.	BBB+	3.50	07/01/27	4,305,000	4,770,509
NVR, Inc.	BBB+	3.95	09/15/22	4,000,000	4,130,437
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	3,255,000	3,348,999
Tapestry, Inc.	BBB-	4.25	04/01/25	2,450,000	2,665,776
Travel + Leisure Co.	BB-	3.90	03/01/23	4,000,000	4,125,000
Whirlpool Corp.	BBB	3.70	05/01/25	1,960,000	2,141,612

					56,392,401

CONSUMER STAPLES (0.7%)
Church & Dwight Co., Inc.	BBB+	2.88	10/01/22	50,000	51,517
Kroger Co.	BBB	2.95	11/01/21	4,730,000	4,761,655
Mead Johnson Nutrition Co.	A-	4.13	11/15/25	1,910,000	2,148,770
Molson Coors Beverage Co.	BBB-	3.50	05/01/22	3,030,000	3,109,697
Sysco Corp.	BBB-	2.60	06/12/22	55,000	56,149
Sysco Corp.	BBB-	3.75	10/01/25	3,550,000	3,906,008

					14,033,796

ENERGY (0.4%)
Devon Energy Corp.	BBB-	5.85	12/15/25	2,450,000	2,875,640
Kinder Morgan Energy Partners LP	BBB	4.30	05/01/24	4,895,000	5,333,771

					8,209,411

FINANCIALS (5.0%)
Alleghany Corp.	BBB+	4.95	06/27/22	1,960,000	2,047,089
American Express Co.	BBB	3.63	12/05/24	4,895,000	5,348,281
American International Group, Inc.	BBB+	3.75	07/10/25	4,895,000	5,394,054
Bank of America Corp.	BBB+	3.95	04/21/25	4,970,000	5,454,323
Block Financial LLC	BBB	5.25	10/01/25	2,985,000	3,391,799
Block Financial LLC	BBB	5.50	11/01/22	2,235,000	2,321,508
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,001,366
Citigroup, Inc.	BBB	3.88	03/26/25	4,895,000	5,370,128
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	5,348,625
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	3,475,000	3,800,680
Fifth Third Bancorp	BBB	4.30	01/16/24	4,895,000	5,304,283
Genworth Hldgs., Inc.	B-	7.63	09/24/21	1,275,000	1,294,635
Goldman Sachs Group, Inc.	BBB+	3.63	01/22/23	25,000	26,245
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	4,895,000	5,335,893
Kemper Corp.	BBB	4.35	02/15/25	1,960,000	2,142,104
Lincoln National Corp.	A-	4.00	09/01/23	3,915,000	4,200,708
Moody’s Corp.	BBB+	4.50	09/01/22	3,965,000	4,115,486
Old Republic International Corp.	BBB+	3.88	08/26/26	4,895,000	5,467,666
People’s United Bank N.A.	BBB+	4.00	07/15/24	2,000,000	2,153,562
Prudential Financial, Inc.	A	4.50	11/16/21	1,000,000	1,015,753
Reinsurance Group of America, Inc.	A	4.70	09/15/23	980,000	1,064,948
Signet UK Finance PLC	B+	4.70	06/15/24	4,945,000	5,093,350

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (CONTINUED)
Stifel Financial Corp.	BBB-	4.25	07/18/24	$1,520,000	$1,665,337
Synchrony Financial	BBB-	3.70	08/04/26	2,745,000	2,997,204
Unum Group	BBB	4.00	03/15/24	4,970,000	5,357,238
Voya Financial, Inc.	BBB+	3.65	06/15/26	4,970,000	5,502,112
Wells Fargo & Co.	BBB	3.45	02/13/23	3,915,000	4,104,086
Wells Fargo & Co.	BBB	4.13	08/15/23	980,000	1,053,808
WR Berkley Corp.	BBB+	4.63	03/15/22	1,960,000	2,017,368

					102,389,639

HEALTH CARE (1.2%)
Anthem, Inc.	A	3.30	01/15/23	3,464,000	3,613,220
Biogen, Inc.	A-	4.05	09/15/25	2,450,000	2,727,781
Evernorth Health, Inc.	A-	3.50	06/15/24	1,960,000	2,098,696
Humana, Inc.	BBB+	3.85	10/01/24	2,935,000	3,183,492
Owens & Minor, Inc.	B+	4.38	12/15/24	2,740,000	2,855,957
Quest Diagnostics, Inc.	BBB+	3.50	03/30/25	685,000	743,305
Thermo Fisher Scientific, Inc.	BBB+	4.13	03/25/25	3,235,000	3,586,697
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	4,920,000	4,998,437

					23,807,585

INDUSTRIALS (1.2%)
Deere & Co.	A	2.75	04/15/25	6,535,000	6,971,919
Flowserve Corp.	BBB-	3.50	09/15/22	3,980,000	4,084,262
General Dynamics Corp.	A-	3.25	04/01/25	3,235,000	3,505,832
Hexcel Corp.	BB+	4.95	08/15/25	3,820,000	4,206,297
JB Hunt Transport Svcs., Inc.	BBB+	3.30	08/15/22	75,000	76,954
Verisk Analytics, Inc.	BBB	4.00	06/15/25	4,895,000	5,415,376

					24,260,640

INFORMATION TECHNOLOGY (1.3%)
Applied Materials, Inc.	A-	3.90	10/01/25	4,995,000	5,588,164
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	980,000	1,063,117
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	1,160,000	1,219,953
Avnet, Inc.	BBB-	4.88	12/01/22	265,000	280,298
Global Payments, Inc.	BBB-	3.75	06/01/23	4,000,000	4,209,028
Ingram Micro, Inc.	NR	5.00	08/10/22	1,005,000	1,033,163
Ingram Micro, Inc.	NR	5.45	12/15/24	735,000	836,618
Intel Corp.	A+	3.40	03/25/25	2,550,000	2,785,816
Keysight Technologies, Inc.	BBB	4.55	10/30/24	4,895,000	5,436,341
Mastercard, Inc.	A+	3.30	03/26/27	2,300,000	2,544,109
Motorola Solutions, Inc.	BBB-	4.00	09/01/24	980,000	1,071,824

					26,068,431

MATERIALS (1.2%)
Carpenter Technology Corp.	BBB-	4.45	03/01/23	3,610,000	3,772,498
Freeport-McMoRan, Inc.	BB+	3.55	03/01/22	4,000,000	4,035,000
Packaging Corp. of America	BBB	4.50	11/01/23	1,990,000	2,149,961
Sherwin-Williams Co.	BBB	3.95	01/15/26	4,895,000	5,461,823
Southern Copper Corp.	BBB+	3.50	11/08/22	4,000,000	4,138,400
Teck Resources Ltd.	BBB-	3.75	02/01/23	980,000	1,011,096
Teck Resources Ltd.	BBB-	4.75	01/15/22	3,010,000	3,044,000

					23,612,778

REAL ESTATE (0.8%)
Boston Properties LP	BBB+	3.85	02/01/23	3,000,000	3,132,610
Healthpeak Properties, Inc.	BBB+	3.40	02/01/25	3,670,000	3,941,803
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	4,000,000	4,160,289

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2021 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
REAL ESTATE (CONTINUED)
Service Properties Trust	BB-	5.00	08/15/22	$4,540,000	$4,587,670
Ventas Realty LP / Ventas Capital Corp.	BBB+	3.25	08/15/22	490,000	501,392

					16,323,764

UTILITIES (0.2%)
Exelon Generation Co. LLC	BBB-	4.25	06/15/22	1,010,000	1,036,930
National Fuel Gas Co.	BBB-	5.20	07/15/25	1,960,000	2,208,009
Southern Co.	BBB+	3.25	07/01/26	50,000	54,263

					3,299,202

TOTAL CORPORATE DEBT					304,487,390

SOVEREIGN DEBT (0.1%)
Sri Lanka AID	NR	6.59	09/15/28	2,119,560	2,484,924	††

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,958,159,227) 99.4%					2,011,862,873

				Shares	Value
COMMON STOCKS:
ENERGY (0.1%)
Diamond Offshore Drilling, Inc.*				102,155	$623,146
Superior Energy Svcs., Inc.*				68,184	1,717,923	††
Valaris Ltd.*				17,882	516,432

					2,857,501

TOTAL COMMON STOCKS (Cost: $10,964,416) 0.1%					2,857,501

		Rate(%)	Maturity	Face Amount	Value

TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		0.01	07/01/21	$1,502,905	$1,502,905

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,502,905) 0.1%					1,502,905

TOTAL INVESTMENTS (Cost: $1,970,626,548) 99.6%					2,016,223,279

OTHER NET ASSETS 0.4%					8,680,784

NET ASSETS 100.0%					$2,024,904,063

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2021 (Unaudited)

Abbreviations:	ARM = Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRESB = Federal Home Loan Mortgage Corporation Multifamily Securitization Small Loan Balance
GNMA = Government National Mortgage Association
NR = Not Rated

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2021, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$2,200,000	0.0%
INTERNATIONAL FUND	$1,500,000	0.1%
COMPOSITE FUND	$273,430	0.1%
MONEY MARKET FUND	$56,119,094	37.4%
MID-TERM BOND FUND	$798,416	0.1%
BOND FUND	$3,800,680	0.2%

††	Level 3 Security.

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of June 30, 2021, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	441	E-mini S&P 500 Stock Index	P	September 2021	$94,561,425	$1,259,216	2.1%
ALL AMERICA FUND	19	E-mini S&P 500 Stock Index	P	September 2021	$4,074,075	$56,653	1.1%
MID-CAP EQUITY INDEX FUND	133	E-mini S&P MidCap 400 Stock Index	P	September 2021	$35,808,920	$(423,820)	1.8%

(a)

Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	Percentage is less than 0.05%.

(3)	U.S. Government guaranteed security.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021 (Unaudited)

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
ASSETS
Investments at fair value

(Cost:  Equity Index Fund — $2,169,496,331

All America Fund — $209,965,748

Small Cap Value Fund — $421,398,699

Small Cap Growth Fund — $483,157,708

Small Cap Equity Index Fund — $112,326,107

Mid Cap Value Fund — $83,035,337

Mid-Cap Equity Index Fund — $1,387,209,629

Composite Fund — $153,456,434

International Fund — $909,979,077

Catholic Values Index Fund — $3,061,307

Retirement Income Fund — $191,534,821

2015 Retirement Fund — $125,996,508

2020 Retirement Fund — $544,618,078

2025 Retirement Fund — $970,684,352)

(Notes 1 and 3)	$4,449,060,204	$359,113,395	$561,603,250	$683,651,231	$145,847,681
Cash	14	18	19	8	—
Interest and dividends receivable	2,523,134	210,402	322,559	107,369	131,702
Receivable for securities sold	—	1,246,065	3,902,572	15,122,955	—
Receivable for daily variation on future contracts	143,744	9,996	—	—	—
Shareholder subscriptions receivable	3,023,286	—	220,799	220,799	150,232
Other receivables	—	—	—	—	—

TOTAL ASSETS	4,454,750,382	360,579,876	566,049,199	699,102,362	146,129,615

LIABILITIES
Due to custodian bank	—	—	—	—	—
Payable for securities purchased	—	1,062,647	5,845,334	11,826,176	297,428
Shareholder redemptions payable	400,129	217,456	52,470	78,572	3,012
Accrued expenses	998,073	344,557	525,651	667,311	57,842

TOTAL LIABILITIES:	1,398,202	1,624,660	6,423,455	12,572,059	358,282

NET ASSETS	$4,453,352,180	$358,955,216	$559,625,744	$686,530,303	$145,771,333

NUMBER OF SHARES OUTSTANDING (Note 4)	76,037,576	12,798,843	33,298,010	35,599,416	11,046,432

NET ASSET VALUES, offering and redemption price per share	$58.57	$28.05	$16.81	$19.28	$13.20

COMPONENTS OF NET ASSETS
Paid-in capital	$2,028,996,221	$190,202,949	$410,280,347	$396,555,429	$101,043,700
Total Distributable Earnings (Loss) (Notes 1 and 5)	2,424,355,959	168,752,267	149,345,397	289,974,874	44,727,633

NET ASSETS	$4,453,352,180	$358,955,216	$559,625,744	$686,530,303	$145,771,333

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corporation.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund	Retirement Income Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$120,183,108	$1,978,341,076	$208,934,547	$1,131,099,513	$3,892,406	$200,546,640	(a)	$140,461,159	(a)	$615,570,097	(a)	$1,114,662,696	(a)
—	—	1,384	9	9,636	100		100		100		100
88,892	1,539,507	415,731	—	2,698	—		—		—		—
—	518,989	194	—	—	—		—		—		—
—	35,060	—	—	—	—		—		—		—
8,404	1,108,363	32,056	1,079,657	—	—		—		—		—
—	—	—	—	—	15,671		—		—		—

120,280,404	1,981,542,995	209,383,912	1,132,179,179	3,904,740	200,562,411		140,461,259		615,570,197		1,114,662,796

46	1,070	—	—	—	—		—		—		—
374,268	—	—	—	—	—		—		—		—
—	197,189	155,578	88,452	—	—		—		—		—
72,826	543,305	179,275	237,608	1,733	66,906		40,654		48,656		51,191

447,140	741,564	334,853	326,060	1,733	66,906		40,654		48,656		51,191

$119,833,264	$1,980,801,431	$209,049,059	$1,131,853,119	$3,903,007	$200,495,505		$140,420,605		$615,521,541		$1,114,611,605

6,366,555	73,424,273	10,041,030	112,135,886	302,748	16,179,686		13,633,474		49,317,103		78,441,817

$18.82	$26.98	$20.82	$10.09	$12.89	$12.39		$10.30		$12.48		$14.21

$77,569,126	$1,195,696,733	$147,377,558	$917,777,445	$3,033,005	$185,434,774		$122,195,646		$521,259,400		$925,831,163
42,264,138	785,104,698	61,671,501	214,075,674	870,002	15,060,731		18,224,959		94,262,141		188,780,442

$119,833,264	$1,980,801,431	$209,049,059	$1,131,853,119	$3,903,007	$200,495,505		$140,420,605		$615,521,541		$1,114,611,605

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

June 30, 2021 (Unaudited)

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
ASSETS
Investments at fair value

(Cost:  2030 Retirement Fund — $938,832,802

2035 Retirement Fund — $794,703,431

2040 Retirement Fund — $666,845,077

2045 Retirement Fund — $677,431,119

2050 Retirement Fund — $515,314,301

2055 Retirement Fund — $230,085,162

2060 Retirement Fund — $84,392,359

2065 Retirement Fund — $9,526,109

Conservative Allocation Fund — $172,889,046

Moderate Allocation Fund — $379,922,626

Aggressive Allocation Fund — $285,046,684

Money Market Fund — $150,312,227

Mid-Term Bond Fund — $783,235,556

Bond Fund — $1,970,626,548)

(Notes 1 and 3)	$1,113,155,706	(a)	$976,674,296	(a)	$831,658,918	(a)	$855,948,007	(a)	$640,398,672	(a)
Cash	100		100		100		100		100
Interest and dividends receivable	—		—		—		—		—
Receivable for securities sold	—		—		—		—		—
Receivable for daily variation on future contracts	—		—		—		—		—
Shareholder subscriptions receivable	—		—		—		—		—
Other receivables	—		—		—		—		—

TOTAL ASSETS	1,113,155,806		976,674,396		831,659,018		855,948,107		640,398,772

LIABILITIES
Due to custodian bank	—		—		—		—		—
Payable for securities purchased	—		—		—		—		—
Shareholder redemptions payable	—		—		—		—		—
Accrued expenses	53,643		53,971		55,294		56,774		53,583

TOTAL LIABILITIES	53,643		53,971		55,294		56,774		53,583

NET ASSETS	$1,113,102,163		$976,620,425		$831,603,724		$855,891,333		$640,345,189

NUMBER OF SHARES OUTSTANDING (Note 4)	72,463,431		61,195,665		51,324,967		53,212,386		31,630,052

NET ASSET VALUES, offering and redemption price per share	$15.36		$15.96		$16.20		$16.08		$20.24

COMPONENTS OF NET ASSETS
Paid-in capital	$894,048,508		$760,821,850		$632,576,927		$635,737,765		$492,865,512
Total Distributable Earnings (Loss) (Notes 1 and 5)	219,053,655		215,798,575		199,026,797		220,153,568		147,479,677

NET ASSETS	$1,113,102,163		$976,620,425		$831,603,724		$855,891,333		$640,345,189

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corporation.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		2060 Retirement Fund		2065 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$277,529,240	(a)	$100,092,716	(a)	$10,211,103	(a)	$194,519,971	(a)	$476,812,243	(a)	$372,936,499	(a)	$150,312,227	$793,124,225	$2,016,223,279
100		100		100		100		100		100		—	—	10
—		—		—		—		—		—		—	3,014,304	8,302,387
—		—		—		—		—		—		—	—	1,073
—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		119,442	261,042	1,601,090
—		3,793		5,571		—		—		—		—	—	—

277,529,340		100,096,609		10,216,774		194,520,071		476,812,343		372,936,599		150,431,669	796,399,571	2,026,127,839

—		—		—		—		—		—		—	228	—
—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		154,348	39,015	135,549
38,619		—		—		30,203		20,682		25,341		88,555	495,176	1,088,227

38,619		—		—		30,203		20,682		25,341		242,903	534,419	1,223,776

$277,490,721		$100,096,609		$10,216,774		$194,489,868		$476,791,661		$372,911,258		$150,188,766	$795,865,152	$2,024,904,063

17,526,819		7,413,572		783,717		14,770,313		29,145,217		19,983,102		12,688,058	75,220,990	139,049,308

$15.83		$13.50		$13.04		$13.17		$16.36		$18.66		$11.8370	$10.58	$14.56

$221,570,905		$80,405,449		$9,290,473		$169,951,558		$367,480,253		$264,744,713		$150,360,424	$780,902,329	$1,975,365,450
55,919,816		19,691,160		926,301		24,538,310		109,311,408		108,166,545		(171,658)	14,962,823	49,538,613

$277,490,721		$100,096,609		$10,216,774		$194,489,868		$476,791,661		$372,911,258		$150,188,766	$795,865,152	$2,024,904,063

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2021 (Unaudited)

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$29,146,341	$2,380,805	$4,799,298	$1,587,039	$836,174
Interest	11,164	354	1,298	1,273	23

Total investment income	29,157,505	2,381,159	4,800,596	1,588,312	836,197

EXPENSES
Investment advisory fees (Note 2)	1,514,343	678,638	2,013,335	2,600,408	50,275

Other operating expenses
Accounting and recordkeeping expenses	391,182	56,788	71,171	85,903	36,403
Shareholders reports	3,893	5,598	2,044	2,466	4,001
Custodian expenses	35,902	12,617	5,742	7,342	67,563
Independent directors’ fees and expenses	96,753	8,128	12,859	16,606	3,211
Audit	23,216	21,431	21,431	21,430	23,217
Legal and Compliance	146,989	33,297	27,200	44,901	5,196
Administrative	139,725	11,737	18,570	23,981	4,639
Licenses	483,217	24,355	—	—	16,043
Fees and registration	(66,639)	71,865	57,737	91,169	14,452

Total operating expenses	1,254,238	245,816	216,754	293,798	174,725

Total expenses before reimbursement	2,768,581	924,454	2,230,089	2,894,206	225,000
Fee waiver and expense reimbursement (Note 2)	—	—	—	—	(127,801)

Net expenses	2,768,581	924,454	2,230,089	2,894,206	97,199

Net Investment Income (Loss)	26,388,924	1,456,705	2,570,507	(1,305,894)	738,998

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1)
Net realized gain (loss) on:
Investment securities	108,532,413	15,610,951	52,058,030	90,919,178	11,729,069
Futures contracts (Note 1)	10,675,315	563,197	—	—	—
Gain distributions from Mutual of America Investment Corporation Funds	—	—	—	—	—

	119,207,728	16,174,148	52,058,030	90,919,178	11,729,069

Change in net unrealized appreciation (depreciation) of:
Investment securities	431,806,469	33,823,402	64,154,334	(24,858,781)	14,017,672
Futures contracts (Note 1)	2,388	(1,110)	—	—	—

	431,808,857	33,822,292	64,154,334	(24,858,781)	14,017,672

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	551,016,585	49,996,440	116,212,364	66,060,397	25,746,741

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$577,405,509	$51,453,145	$118,782,871	$64,754,503	$26,485,739

(a)	The Retirement and Allocation Funds are invested in affiliated funds of Mutual of America Investment Corporation and receive dividend income entirely from these affiliated funds.

(b)

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds result from the disposition of shares of the underlying funds.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund	Retirement Income Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$1,188,382	$13,059,341	$1,133,219	$14,092,094	$25,602	$1,249,075	(a)	$945,143	(a)	$4,083,653	(a)	$7,224,863	(a)
183	6,750	856,541	687	—	—		—		—		—

1,188,565	13,066,091	1,989,760	14,092,781	25,602	1,249,075		945,143		4,083,653		7,224,863

289,201	736,598	397,796	392,730	2,698	48,647	(b)	34,929	(b)	150,411	(b)	264,581	(b)

31,849	202,087	47,155	116,204	23,786	24,562	(b)	24,423	(b)	25,595	(b)	26,779	(b)
2,048	3,222	4,035	1,687	3,362	1,615	(b)	1,646	(b)	1,592	(b)	1,592	(b)
1,927	20,556	3,206	6,172	1,238	16,915	(b)	16,228	(b)	36,772	(b)	51,278	(b)
2,520	47,039	4,764	25,087	86	—	(b)	—	(b)	—	(b)	—	(b)
21,430	23,216	22,324	25,002	3,276	16,971	(b)	16,966	(b)	16,966	(b)	16,966	(b)
10,325	70,854	19,519	5,027	353	943	(b)	677	(b)	2,914	(b)	5,176	(b)
3,639	67,930	6,880	36,229	125	—	(b)	—	(b)	—	(b)	—	(b)
—	234,926	—	—	—	—	(b)	—	(b)	—	(b)	—	(b)
(11,031)	18,591	19,955	64,584	11,190	17,455	(b)	5,247	(b)	(8,335	)(b)	(21,352	)(b)

62,707	688,421	127,838	279,992	43,416	78,461		65,187		75,504		80,439

351,908	1,425,019	525,634	672,722	46,114	127,108		100,116		225,915		345,020
—	—	—	—	(42,157)	—		—		—		—

351,908	1,425,019	525,634	672,722	3,957	127,108		100,116		225,915		345,020

836,657	11,641,072	1,464,126	13,420,059	21,645	1,121,967		845,027		3,857,738		6,879,843

4,896,871	178,846,501	5,180,443	52	27,573	1,158,392	(c)	1,908,360	(c)	12,008,580	(c)	20,187,090	(c)
—	8,679,309	—	—	—	—		—		—		—
—	—	—	—	—	—		—		—		—

4,896,871	187,525,810	5,180,443	52	27,573	1,158,392		1,908,360		12,008,580		20,187,090

13,864,010	119,363,725	11,257,198	75,924,103	490,469	3,476,076		3,531,422		19,479,744		50,110,237
—	(1,212,078)	—	—	—	—		—		—		—

13,864,010	118,151,647	11,257,198	75,924,103	490,469	3,476,076		3,531,422		19,479,744		50,110,237

18,760,881	305,677,457	16,437,641	75,924,155	518,042	4,634,468		5,439,782		31,488,324		70,297,327

$19,597,538	$317,318,529	$17,901,767	$89,344,214	$539,687	$5,756,435		$6,284,809		$35,346,062		$77,177,170

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Six Months Ended June 30, 2021 (Unaudited)

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$7,059,552	(a)	$6,181,675	(a)	$5,216,290	(a)	$5,362,609	(a)	$3,987,402	(a)
Interest	—		—		—		—		—

Total investment income	7,059,552		6,181,675		5,216,290		5,362,609		3,987,402

EXPENSES
Investment advisory fees (Note 2)	261,068	(b)	227,873	(b)	192,786	(b)	199,233	(b)	147,379	(b)

Other operating expenses
Accounting and recordkeeping expenses	26,748	(b)	26,381	(b)	26,025	(b)	26,091	(b)	25,564	(b)
Shareholders reports	1,592	(b)	1,592	(b)	1,592	(b)	1,592	(b)	1,592	(b)
Custodian expenses	50,683	(b)	44,828	(b)	39,956	(b)	41,408	(b)	32,218	(b)
Independent directors’ fees and expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Audit	16,966	(b)	16,966	(b)	16,966	(b)	16,966	(b)	16,966	(b)
Legal and Compliance	5,117	(b)	4,416	(b)	3,736	(b)	3,861	(b)	2,856	(b)
Administrative	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Licenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Fees and registration	(21,384	)(b)	(16,123	)(b)	(10,796	)(b)	(11,445	)(b)	(4,417	)(b)

Total operating expenses	79,722		78,060		77,479		78,473		74,779

Total expenses before reimbursement	340,790		305,933		270,265		277,706		222,158
Fee waiver and expense reimbursement (Note 2)	—		—		—		—		—

Net expenses	340,790		305,933		270,265		277,706		222,158

Net Investment Income (Loss)	6,718,762		5,875,742		4,946,025		5,084,903		3,765,244

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1)
Net realized gain (loss) on:
Investment securities	19,136,532	(c)	13,096,155	(c)	16,801,501	(c)	22,294,757	(c)	10,005,403	(c)
Futures contracts (Note 1)	—		—		—		—		—
Gain distributions from Mutual of America Investment Corporation Funds	—		—		—		—		—

	19,136,532		13,096,155		16,801,501		22,294,757		10,005,403

Change in net unrealized appreciation (depreciation) of:
Investment securities	70,446,638		79,190,546		70,565,570		71,140,903		60,681,871
Futures contracts (Note 1)	—		—		—		—		—

	70,446,638		79,190,546		70,565,570		71,140,903		60,681,871

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	89,583,170		92,286,701		87,367,071		93,435,660		70,687,274

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$96,301,932		$98,162,443		$92,313,096		$98,520,563		$74,452,518

(a)	The Retirement and Allocation Funds are invested in affiliated funds of Mutual of America Investment Corporation and receive dividend income entirely from these affiliated funds.
(b)

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds result from the disposition of shares of the underlying funds.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		2060 Retirement Fund		2065 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$1,691,807	(a)	$611,629	(a)	$60,229	(a)	$1,336,124	(a)	$3,168,889	(a)	$2,318,976	(a)	$—	$—	$—
—		—		—		—		—		—		41,193	7,330,321	19,681,243

1,691,807		611,629		60,229		1,336,124		3,168,889		2,318,976		41,193	7,330,321	19,681,243

62,252	(b)	21,530	(b)	1,651	(b)	—	(b)	—	(b)	—	(b)	101,137	1,578,825	3,732,475

24,701	(b)	24,288	(b)	24,166	(b)	24,550	(b)	25,229	(b)	24,972	(b)	29,070	97,537	206,781
1,592	(b)	1,592	(b)	1,592	(b)	1,572	(b)	1,572	(b)	1,785	(b)	1,679	2,462	5,751
19,631	(b)	13,382	(b)	10,028	(b)	16,336	(b)	25,652	(b)	24,036	(b)	3,077	5,084	14,675
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	3,232	18,908	45,861
16,966	(b)	16,966	(b)	16,966	(b)	16,966	(b)	16,073	(b)	16,966	(b)	20,538	27,236	27,236
1,207	(b)	417	(b)	32	(b)	918	(b)	2,216	(b)	1,724	(b)	7,926	17,104	45,516
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	4,667	27,306	66,229
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	—	—
296	(b)	12,059	(b)	9,483	(b)	3,611	(b)	(3,503	)(b)	(1,857	)(b)	34,824	88,802	139,997

64,393		68,704		62,267		63,953		67,239		67,626		105,013	284,439	552,046

126,645		90,234		63,918		63,953		67,239		67,626		206,150	1,863,264	4,284,521
—		(68,704)		(62,267)		—		—		—		—	—	—

126,645		21,530		1,651		63,953		67,239		67,626		206,150	1,863,264	4,284,521

1,565,162		590,099		58,578		1,272,171		3,101,650		2,251,350		(164,957)	5,467,057	15,396,722

3,993,882	(c)	2,329,878	(c)	174,896	(c)	1,145,886	(c)	4,122,049	(c)	11,896,300	(c)	15	4,567,073	4,178,426
—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		—	—	—

3,993,882		2,329,878		174,896		1,145,886		4,122,049		11,896,300		15	4,567,073	4,178,426

26,213,147		8,259,537		531,133		6,073,261		31,070,842		25,184,770		—	(21,125,854)	(59,508,392)
—		—		—		—		—		—		—	—	—

26,213,147		8,259,537		531,133		6,073,261		31,070,842		25,184,770		—	(21,125,854)	(59,508,392)

30,207,029		10,589,415		706,029		7,219,147		35,192,891		37,081,070		15	(16,558,781)	(55,329,966)

$31,772,191		$11,179,514		$764,607		$8,491,318		$38,294,541		$39,332,420		$(164,942)	$(11,091,724)	$(39,933,244)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund		All America Fund
	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$26,388,924	$56,045,064	$1,456,705	$3,683,589
Net realized gain (loss) on investments and futures contracts	119,207,728	264,897,918	16,174,148	25,784,143
Change in net unrealized appreciation (depreciation) of investments and futures contracts	431,808,857	231,171,542	33,822,292	14,852,230

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	577,405,509	552,114,524	51,453,145	44,319,962

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(24,873,008)	(342,809,439)	(1,384,669)	(43,489,432)
Return of Capital	—	—	—	—

Total distributions	(24,873,008)	(342,809,439)	(1,384,669)	(43,489,432)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	315,592,276	222,803,338	2,558,360	4,101,453
Shares issued in reorganization(a)	—	82,906,910	—	7,991,417
Dividends reinvested	24,872,150	342,809,439	1,384,343	43,489,432
Cost of shares redeemed	(153,707,295)	(529,438,287)	(14,999,724)	(34,527,936)
Cost of shares transferred out(b)	—	(92,468,415)	—	(14,403,649)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	186,757,131	26,612,985	(11,057,021)	6,650,717

INCREASE (DECREASE) IN NET ASSETS	739,289,632	235,918,070	39,011,455	7,481,247
NET ASSETS, BEGINNING OF PERIOD	3,714,062,548	3,478,144,478	319,943,761	312,462,514

NET ASSETS, END OF PERIOD	$4,453,352,180	$3,714,062,548	$358,955,216	$319,943,761

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of period(c)	72,617,764	72,621,716	13,230,675	12,891,507

Shares sold(c)	5,760,092	4,667,079	95,622	185,013
Shares issued in reorganization(a)	—	1,645,958	—	335,915
Shares issued as reinvestment of dividends(c)	429,942	6,909,478	49,636	1,923,543
Shares redeemed(c)	(2,770,222)	(11,335,225)	(577,090)	(1,519,793)
Shares transferred out(b)(c)	—	(1,891,242)	—	(585,510)

Net Increase (decrease)(c)	3,419,812	(3,952)	(431,832)	339,168

Shares outstanding at the end of period	76,037,576	72,617,764	12,798,843	13,230,675

(a)	Reorganization of the Mutual of America Institutional Funds, Inc. into the corresponding Funds of the Mutual of America Investment Corporation on December 16, 2020.
(b)	Transfer of interests from non-qualified plans out of the Funds of the Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(c)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Funds.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Small Cap Equity Index Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020

$2,570,507	$7,563,604	$(1,305,894)	$(966,517)	$738,998	$715,873	$836,657	$2,409,233	$11,641,072	$23,260,050
52,058,030	(43,643,549)	90,919,178	73,975,984	11,729,069	308,135	4,896,871	(66,059)	187,525,810	56,450,398
64,154,334	8,588,613	(24,858,781)	123,945,941	14,017,672	18,875,565	13,864,010	(757,012)	118,151,647	130,530,271

118,782,871	(27,491,332)	64,754,503	196,955,408	26,485,739	19,899,573	19,597,538	1,586,162	317,318,529	210,240,719

(2,555,620)	(28,428,589)	—	(103,122,298)	(623,598)	(1,550,700)	(811,770)	(5,719,085)	(10,440,026)	(151,853,832)
—	—	—	—	—	—	—	(678,075)	—	—

(2,555,620)	(28,428,589)	—	(103,122,298)	(623,598)	(1,550,700)	(811,770)	(6,397,160)	(10,440,026)	(151,853,832)

38,959,379	28,052,920	33,829,141	30,701,559	45,339,068	64,708,346	18,790,524	3,681,614	75,841,900	119,055,319
—	15,029,422	—	17,526,115	—	—	—	—	—	41,427,718
2,555,497	28,428,575	—	103,122,298	623,598	1,550,700	811,770	6,397,160	10,439,568	151,853,832
(70,549,061)	(52,012,239)	(79,126,416)	(174,942,772)	(33,230,787)	(5,832,715)	(8,087,540)	(12,548,364)	(268,164,363)	(145,486,871)
—	(9,394,805)	—	(12,583,395)	—	(701,461)	—	(2,053,847)	—	(50,110,836)

(29,034,185)	10,103,873	(45,297,275)	(36,176,195)	12,731,879	59,724,870	11,514,754	(4,523,437)	(181,882,895)	116,739,162

87,193,066	(45,816,048)	19,457,228	57,656,915	38,594,020	78,073,743	30,300,522	(9,334,435)	124,995,608	175,126,049
472,432,678	518,248,726	667,073,075	609,416,160	107,177,313	29,103,570	89,532,742	98,867,177	1,855,805,823	1,680,679,774

$559,625,744	$472,432,678	$686,530,303	$667,073,075	$145,771,333	$107,177,313	$119,833,264	$89,532,742	$1,980,801,431	$1,855,805,823

35,115,373	34,293,553	38,046,457	41,656,603	9,975,863	2,931,945	5,764,324	6,042,686	80,440,238	74,851,234

2,391,357	2,337,262	1,758,670	1,990,666	3,597,973	7,626,359	1,003,179	269,106	2,903,631	5,856,707
—	1,134,296	—	1,021,931	—	—	—	—	—	1,818,600
147,888	2,549,429	—	6,254,225	46,747	164,820	42,280	463,561	383,244	7,466,295
(4,356,608)	(4,566,982)	(4,205,711)	(12,036,147)	(2,574,151)	(676,269)	(443,228)	(885,254)	(10,302,840)	(7,324,100)
—	(632,185)	—	(840,821)	—	(70,992)	—	(125,775)	—	(2,228,498)

(1,817,363)	821,820	(2,447,041)	(3,610,146)	1,070,569	7,043,918	602,231	(278,362)	(7,015,965)	5,589,004

33,298,010	35,115,373	35,599,416	38,046,457	11,046,432	9,975,863	6,366,555	5,764,324	73,424,273	80,440,238

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Composite Fund		International Fund
	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,464,126	$3,172,737	$13,420,059	$15,850,612
Net realized gain (loss) on investments and futures contracts	5,180,443	5,473,148	52	(5,255,193)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	11,257,198	11,232,062	75,924,103	72,675,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,901,767	19,877,947	89,344,214	83,271,131

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(1,355,550)	(15,574,713)	(11,575,388)	(38,211,887)
Return of Capital	—	—	—	(25,300)

Total distributions	(1,355,550)	(15,574,713)	(11,575,388)	(38,237,187)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	6,243,227	7,164,375	133,869,076	180,656,978
Shares issued in reorganization(a)	—	—	—	10,248,633
Dividends reinvested	1,355,550	15,574,713	11,575,388	38,237,187
Cost of shares redeemed	(6,394,665)	(19,237,441)	(31,777,174)	(43,888,550)
Cost of shares transferred out(b)	—	(10,356,215)	—	(10,297,584)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	1,204,112	(6,854,568)	113,667,290	174,956,664

INCREASE (DECREASE) IN NET ASSETS	17,750,329	(2,551,334)	191,436,116	219,990,608
NET ASSETS, BEGINNING OF PERIOD	191,298,730	193,850,064	940,417,003	720,426,395

NET ASSETS, END OF PERIOD	$209,049,059	$191,298,730	$1,131,853,119	$940,417,003

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of period(c)	9,984,951	10,379,080	100,642,322	79,591,120

Shares sold(c)	309,519	386,250	13,625,148	22,042,919
Shares issued in reorganization(a)	—	—	—	1,103,190
Shares issued as reinvestment of dividends(c)	65,359	831,488	1,118,395	4,425,089
Shares redeemed(c)	(318,799)	(1,063,582)	(3,249,979)	(5,382,530)
Shares transferred out(b)(c)	—	(548,285)	—	(1,137,466)

Net Increase (decrease)(c)	56,079	(394,129)	11,493,564	21,051,202

Shares outstanding at the end of period	10,041,030	9,984,951	112,135,886	100,642,322

†	For the period September 30, 2020 (commencement of operations) to December 31, 2020.
(a)

Reorganization of the Mutual of America Institutional Funds, Inc. into the corresponding Funds of the Mutual of America Investment Corporation on December 16, 2020. Amounts included for the Retirement Income Fund related to the reorganization of the Mutual of America Investment Corporation 2010 Retirement Fund into the Retirement Income Fund on July 31, 2020.

(b)	Transfer of interests from non-qualified plans out of the Funds of the Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(c)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Funds.

The accompanying notes are an integral part of these financial statements.

Catholic Values Index Fund†		Retirement Income Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund
For the Six Months Ended June 30, 2021 (Unaudited)	For the Period Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020

$21,645	$12,660	$1,121,967	$6,544,283	$845,027	$4,915,433	$3,857,738	$20,551,389	$6,879,843	$33,643,462
27,573	10,030	1,158,392	6,705,930	1,908,360	6,453,126	12,008,580	35,148,214	20,187,090	67,649,405
490,469	340,630	3,476,076	(1,630,228)	3,531,422	(1,695,484)	19,479,744	(7,873,904)	50,110,237	(9,478,937)

539,687	363,320	5,756,435	11,619,985	6,284,809	9,673,075	35,346,062	47,825,699	77,177,170	91,813,930

(20,538)	(12,467)	(978,394)	(13,250,701)	(753,728)	(17,483,888)	(3,488,024)	(75,581,196)	(6,325,780)	(117,740,183)
—	—	—	—	—	—	—	—	—	—

(20,538)	(12,467)	(978,394)	(13,250,701)	(753,728)	(17,483,888)	(3,488,024)	(75,581,196)	(6,325,780)	(117,740,183)

—	3,000,003	16,665,723	38,401,475	5,067,851	10,022,306	18,805,687	31,471,483	43,870,972	79,816,212
—	—	—	28,086,782	—	—	—	—	—	—
20,538	12,467	978,394	13,250,701	753,728	17,483,888	3,488,024	75,581,196	6,325,780	117,740,183
(3)	—	(14,516,582)	(21,971,897)	(10,734,414)	(22,772,665)	(33,085,872)	(76,192,387)	(26,786,441)	(76,394,249)
—	—	—	(1,600,937)	—	(5,666,011)	—	(17,111,295)	—	(21,099,651)

20,535	3,012,470	3,127,535	56,166,124	(4,912,835)	(932,482)	(10,792,161)	13,748,997	23,410,311	100,062,495

539,684	3,363,323	7,905,576	54,535,408	618,246	(8,743,295)	21,065,877	(14,006,500)	94,261,701	74,136,242
3,363,323	—	192,589,929	138,054,521	139,802,359	148,545,654	594,455,664	608,462,164	1,020,349,904	946,213,662

$3,903,007	$3,363,323	$200,495,505	$192,589,929	$140,420,605	$139,802,359	$615,521,541	$594,455,664	$1,114,611,605	$1,020,349,904

301,135	—	15,926,251	11,422,796	14,119,917	14,161,827	50,203,998	48,974,755	76,786,323	69,330,940

—	300,000	1,360,264	3,113,205	503,523	968,810	1,537,366	2,554,395	3,154,225	5,924,572
—	—	—	2,244,322	—	—	—	—	—	—
1,613	1,135	79,415	1,093,988	73,606	1,760,834	281,292	6,395,843	448,001	8,938,452
—	—	(1,186,244)	(1,817,058)	(1,063,572)	(2,237,385)	(2,705,553)	(6,359,551)	(1,946,732)	(5,879,664)
—	—	—	(131,012)	—	(534,169)	—	(1,361,444)	—	(1,527,977)

1,613	301,135	253,435	4,503,455	(486,443)	(41,910)	(886,895)	1,229,243	1,655,494	7,455,383

302,748	301,135	16,179,686	15,926,251	13,633,474	14,119,917	49,317,103	50,203,998	78,441,817	76,786,323

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	2030 Retirement Fund		2035 Retirement Fund
	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$6,718,762	$30,850,694	$5,875,742	$25,971,896
Net realized gain (loss) on investments and futures contracts	19,136,532	69,634,010	13,096,155	61,873,359
Change in net unrealized appreciation (depreciation) of investments and futures contracts	70,446,638	1,336,297	79,190,546	7,194,503

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	96,301,932	101,821,001	98,162,443	95,039,758

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(6,322,278)	(114,243,317)	(5,631,095)	(101,259,844)
Return of Capital	—	—	—	—

Total distributions	(6,322,278)	(114,243,317)	(5,631,095)	(101,259,844)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	52,481,170	89,852,979	49,278,556	79,004,302
Shares issued in reorganization(a)	—	—	—	—
Dividends reinvested	6,322,278	114,243,317	5,631,095	101,259,844
Cost of shares redeemed	(17,028,887)	(50,543,124)	(17,243,360)	(33,725,224)
Cost of shares transferred out(b)	—	(13,441,633)	—	(5,614,307)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	41,774,561	140,111,539	37,666,291	140,924,615

INCREASE (DECREASE) IN NET ASSETS	131,754,215	127,689,223	130,197,639	134,704,529
NET ASSETS, BEGINNING OF PERIOD	981,347,948	853,658,725	846,422,786	711,718,257

NET ASSETS, END OF PERIOD	$1,113,102,163	$981,347,948	$976,620,425	$846,422,786

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of period(c)	69,679,174	59,618,178	58,765,329	48,790,051

Shares sold(c)	3,515,065	6,420,664	3,195,199	5,595,391
Shares issued in reorganization(a)	—	—	—	—
Shares issued as reinvestment of dividends(c)	414,576	8,244,478	355,723	7,177,244
Shares redeemed(c)	(1,145,384)	(3,676,027)	(1,120,586)	(2,416,724)
Shares transferred out(b)(c)	—	(928,119)	—	(380,633)

Net Increase (decrease)(c)	2,784,257	10,060,996	2,430,336	9,975,278

Shares outstanding at the end of period	72,463,431	69,679,174	61,195,665	58,765,329

(a)	Reorganization of the Mutual of America Institutional Funds, Inc. into the corresponding Funds of the Mutual of America Investment Corporation on December 16, 2020.
(b)	Transfer of interests from non-qualified plans out of the Funds of the Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(c)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Funds.

The accompanying notes are an integral part of these financial statements.

2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund		2055 Retirement Fund		2060 Retirement Fund
For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020

$4,946,025	$21,049,756	$5,084,903	$21,440,963	$3,765,244	$15,384,243	$1,565,162	$5,968,239	$590,099	$1,886,681
16,801,501	53,314,099	22,294,757	52,730,227	10,005,403	27,981,751	3,993,882	9,187,464	2,329,878	3,236,771
70,565,570	10,744,116	71,140,903	13,487,680	60,681,871	22,495,604	26,213,147	14,299,710	8,259,537	5,914,426

92,313,096	85,107,971	98,520,563	87,658,870	74,452,518	65,861,598	31,772,191	29,455,413	11,179,514	11,037,878

(4,800,595)	(83,017,355)	(4,973,244)	(84,824,286)	(3,700,497)	(48,755,609)	(1,544,369)	(16,093,414)	(581,762)	(4,326,553)
—	—	—	—	—	—	—	—	—	—

(4,800,595)	(83,017,355)	(4,973,244)	(84,824,286)	(3,700,497)	(48,755,609)	(1,544,369)	(16,093,414)	(581,762)	(4,326,553)

40,301,418	68,976,479	34,535,324	61,759,928	36,849,164	61,596,754	28,191,995	51,903,932	18,378,715	34,337,446
—	—	—	—	—	—	—	—	—	—
4,800,595	83,017,355	4,973,244	84,824,286	3,700,497	48,755,609	1,544,369	16,093,414	581,762	4,326,553
(8,794,922)	(28,541,046)	(10,506,280)	(24,320,527)	(6,721,334)	(14,881,058)	(2,244,094)	(5,126,301)	(1,842,161)	(2,259,873)
—	(4,867,389)	—	(2,384,789)	—	(2,190,996)	—	(543,138)	—	(343,594)

36,307,091	118,585,399	29,002,288	119,878,898	33,828,327	93,280,309	27,492,270	62,327,907	17,118,316	36,060,532

123,819,592	120,676,015	122,549,607	122,713,482	104,580,348	110,386,298	57,720,092	75,689,906	27,716,068	42,771,857
707,784,132	587,108,117	733,341,726	610,628,244	535,764,841	425,378,543	219,770,629	144,080,723	72,380,541	29,608,684

$831,603,724	$707,784,132	$855,891,333	$733,341,726	$640,345,189	$535,764,841	$277,490,721	$219,770,629	$100,096,609	$72,380,541

49,008,583	40,533,331	51,349,800	42,639,025	29,903,295	24,345,003	15,724,944	10,822,796	6,098,095	2,663,256

2,582,301	4,960,098	2,232,130	4,531,287	1,893,128	3,724,443	1,853,067	4,127,342	1,418,646	3,296,439
—	—	—	—	—	—	—	—	—	—
298,730	5,887,865	311,802	6,113,283	184,288	2,829,666	98,367	1,199,353	43,415	375,027
(564,647)	(2,040,204)	(681,346)	(1,768,947)	(350,659)	(871,621)	(149,559)	(384,114)	(146,584)	(205,981)
—	(332,507)	—	(164,848)	—	(124,196)	—	(40,433)	—	(30,646)

2,316,384	8,475,252	1,862,586	8,710,775	1,726,757	5,558,292	1,801,875	4,902,148	1,315,477	3,434,839

51,324,967	49,008,583	53,212,386	51,349,800	31,630,052	29,903,295	17,526,819	15,724,944	7,413,572	6,098,095

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	2065 Retirement Fund††		Conservative Allocation Fund
	For the Six Months Ended June 30, 2021 (Unaudited)	For the Period Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$58,578	$53,827	$1,272,171	$6,651,092
Net realized gain (loss) on investments and futures contracts	174,896	102,970	1,145,886	6,475,123
Change in net unrealized appreciation (depreciation) of investments and futures contracts	531,133	153,861	6,073,261	2,917,214

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	764,607	310,658	8,491,318	16,043,429

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(58,010)	(90,954)	(1,143,238)	(16,468,026)
Return of Capital	—	—	—	—

Total distributions	(58,010)	(90,954)	(1,143,238)	(16,468,026)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	6,678,751	2,871,670	7,889,462	23,413,451
Shares issued in reorganization(a)	—	—	—	—
Dividends reinvested	58,010	90,954	1,143,238	16,468,026
Cost of shares redeemed	(331,366)	(77,546)	(10,223,215)	(20,820,376)
Cost of shares transferred out(b)	—	—	—	(8,257,233)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	6,405,395	2,885,078	(1,190,515)	10,803,868

INCREASE (DECREASE) IN NET ASSETS	7,111,992	3,104,782	6,157,565	10,379,271
NET ASSETS, BEGINNING OF PERIOD	3,104,782	—	188,332,303	177,953,032

NET ASSETS, END OF PERIOD	$10,216,774	$3,104,782	$194,489,868	$188,332,303

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of period(c)	271,146	—	14,861,052	14,003,868

Shares sold(c)	534,226	270,068	612,258	1,830,735
Shares issued in reorganization(a)	—	—	—	—
Shares issued as reinvestment of dividends(c)	4,486	7,993	87,404	1,301,597
Shares redeemed(c)	(26,141)	(6,915)	(790,401)	(1,633,103)
Shares transferred out(b)(c)	—	—	—	(642,045)

Net Increase (decrease)(c)	512,571	271,146	(90,739)	857,184

Shares outstanding at the end of period	783,717	271,146	14,770,313	14,861,052

††	For the period August 3, 2020 (commencement of operations) to December 31, 2020.
(a)	Reorganization of the Mutual of America Institutional Funds, Inc. into the corresponding Funds of the Mutual of America Investment Corporation on December 16, 2020.
(b)	Transfer of interests from non-qualified plans out of the Funds of the Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(c)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Funds.

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020

$3,101,650	$15,073,777	$2,251,350	$10,483,260	$(164,957)	$549,121	$5,467,057	$13,011,109	$15,396,722	$34,805,047
4,122,049	28,757,210	11,896,300	26,717,299	15	(6,312)	4,567,073	1,702,892	4,178,426	8,256,450
31,070,842	1,095,186	25,184,770	3,130,115	—	—	(21,125,854)	19,038,210	(59,508,392)	57,428,179

38,294,541	44,926,173	39,332,420	40,330,674	(164,942)	542,809	(11,091,724)	33,752,211	(39,933,244)	100,489,676

(2,912,811)	(55,302,633)	(2,167,710)	(49,309,821)	—	(4,464,975)	(5,396,444)	(27,279,923)	(15,209,949)	(80,935,361)
—	—	—	—	—	(11,829)	—	—	—	(84,884)

(2,912,811)	(55,302,633)	(2,167,710)	(49,309,821)	—	(4,476,804)	(5,396,444)	(27,279,923)	(15,209,949)	(81,020,245)

10,384,610	23,412,378	7,711,234	9,379,879	61,813,038	86,462,053	68,833,275	232,752,197	282,740,705	325,309,584
—	—	—	—	—	21,953,211	—	—	—	59,390,437
2,912,811	55,302,633	2,167,710	49,309,821	—	4,476,804	5,396,444	27,279,923	15,206,413	81,019,939
(15,627,554)	(42,363,474)	(11,286,555)	(27,789,940)	(33,815,074)	(138,855,687)	(91,118,171)	(92,638,684)	(91,329,659)	(155,369,258)
—	(15,201,555)	—	(4,887,000)	—	(1,531,926)	—	(16,985,523)	—	(30,405,919)

(2,330,133)	21,149,982	(1,407,611)	26,012,760	27,997,964	(27,495,545)	(16,888,452)	150,407,913	206,617,459	279,944,783

33,051,597	10,773,522	35,757,099	17,033,613	27,833,022	(31,429,540)	(33,376,620)	156,880,201	151,474,266	299,414,214
443,740,064	432,966,542	337,154,159	320,120,546	122,355,744	153,785,284	829,241,772	672,361,571	1,873,429,797	1,574,015,583

$476,791,661	$443,740,064	$372,911,258	$337,154,159	$150,188,766	$122,355,744	$795,865,152	$829,241,772	$2,024,904,063	$1,873,429,797

29,300,241	27,918,191	20,068,269	18,438,033	10,323,603	12,487,769	76,820,349	63,233,921	124,823,606	106,596,687

656,146	1,531,508	427,151	572,188	5,219,256	7,033,185	6,481,326	21,116,555	19,421,442	21,042,522
—	—	—	—	—	1,852,591	—	—	—	3,959,362
179,581	3,699,356	117,174	3,019,952	—	375,689	508,630	2,506,297	1,043,987	5,326,841
(990,751)	(2,880,276)	(629,492)	(1,683,360)	(2,854,801)	(11,301,338)	(8,589,315)	(8,452,119)	(6,239,727)	(10,069,276)
—	(968,538)	—	(278,544)	—	(124,293)	—	(1,584,305)	—	(2,032,530)

(155,024)	1,382,050	(85,167)	1,630,236	2,364,455	(2,164,166)	(1,599,359)	13,586,428	14,225,702	18,226,919

29,145,217	29,300,241	19,983,102	20,068,269	12,688,058	10,323,603	75,220,990	76,820,349	139,049,308	124,823,606

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the six months ended June 30, 2021 and the five years ended December 31, 2020 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

Net Asset Value, Beginning of Period	$51.15		$47.89	$37.75	$41.04	$34.92	$32.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.35		0.92	0.81	0.74	0.66	0.63
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	7.40		7.52	10.88	(2.41)	6.82	3.14

Total From Investment Operations	7.75		8.44	11.69	(1.67)	7.48	3.77

Less Distributions
From Net Investment Income	(0.33)		(1.68)	(0.74)	(0.67)	(0.62)	(0.60)
From Net Realized Gains	—		(3.50)	(0.81)	(0.95)	(0.74)	(0.86)

Total Distributions	(0.33)		(5.18)	(1.55)	(1.62)	(1.36)	(1.46)

Net Asset Value, End of Period	$58.57		$51.15	$47.89	$37.75	$41.04	$34.92

Total Return (%)(i)	15.16	(b)	18.20	31.31	(4.56)	21.65	11.80
Net Assets, End of Period ($ millions)	4,453		3,714	3,478	2,629	2,712	2,143
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.31	(c)	1.72	1.90	1.83	1.85	2.03
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.14	(c)	0.15	0.13	0.13	0.14	0.14
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.14	(c)	0.15	0.13	0.13	0.13 (e)	0.14
Portfolio Turnover Rate (%)(a)	4.21	(b)	5.77	3.01	3.48	5.23	5.58

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(n)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

All America Fund							Small Cap Value Fund
Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
		2020(n)	2019(n)	2018(n)	2017(n)	2016(n)			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

$24.18		$24.24	$20.50	$23.83	$22.91	$22.18	$13.45		$15.11	$13.58	$17.35	$16.88	$14.39

0.11		0.34	0.35	0.32	0.32	0.34	0.08		0.23	0.23	0.18	0.28	0.17
3.87		3.31	5.31	(2.04)	3.96	2.11	3.36		(1.03)	2.30	(2.42)	1.11	2.66

3.98		3.65	5.66	(1.72)	4.28	2.45	3.44		(0.80)	2.53	(2.24)	1.39	2.83

(0.11)		(0.63)	(0.30)	(0.31)	(0.31)	(0.32)	(0.08)		(0.41)	(0.13)	(0.25)	(0.10)	(0.13)
—		(3.08)	(1.62)	(1.30)	(3.05)	(1.40)	—		(0.45)	(0.87)	(1.28)	(0.82)	(0.21)

(0.11)		(3.71)	(1.92)	(1.61)	(3.36)	(1.72)	(0.08)		(0.86)	(1.00)	(1.53)	(0.92)	(0.34)

$28.05		$24.18	$24.24	$20.50	$23.83	$22.91	$16.81		$13.45	$15.11	$13.58	$17.35	$16.88

16.46	(b)	16.78	28.36	(8.27)	19.41	11.49	25.54	(b)	(4.01)	19.10	(14.57)	8.29	20.04
359		320	312	268	325	296	560		472	518	428	506	465
0.86	(c)	1.33	1.43	1.26	1.33	1.42	0.96	(c)	1.90	1.68	1.10	1.75	1.17
0.54	(c)	0.52	0.49	0.52	0.51	0.53	0.83	(c)	0.82	0.81	0.81	0.81	0.82
0.54	(c)	0.52	0.49	0.52	0.51	0.53	0.83	(c)	0.82	0.81	0.81	0.80 (e)	0.82
9.35	(b)	24.07	26.06	17.60	22.28	40.10	20.34	(b)	42.64	43.17	29.58	34.36	32.06

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
			2020(n)	2019(n)	2018(n)	2017(n)		2016(n)

Net Asset Value, Beginning of Period	$17.53		$14.63	$12.62	$15.44	$12.91		$13.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.04)		(0.02)	0.02	0.02	0.01		0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	1.79		6.01	3.24	(1.72)	3.04		1.01

Total From Investment Operations	1.75		5.99	3.26	(1.70)	3.05		1.02

Less Distributions
From Net Investment Income	—		(0.06)	(0.01)	— (h)	—	(h)	—
From Net Realized Gains	—		(3.03)	(1.24)	(1.12)	(0.52)		(1.32)
Return of Capital	—		—	—	—	—		—

Total Distributions	—		(3.09)	(1.25)	(1.12)	(0.52)		(1.32)

Net Asset Value, End of Period	$19.28		$17.53	$14.63	$12.62	$15.44		$12.91

Total Return (%)(i)	9.98	(b)	43.31	26.59	(12.53)	23.82		8.10
Net Assets, End of Period ($ millions)	687		667	609	483	555		433
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.38	)(c)	(0.17)	0.17	0.13	0.06		0.06
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.83	(c)	0.81	0.81	0.81	0.82		0.82
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.83	(c)	0.81	0.81	0.81	0.80	(e)	0.82
Portfolio Turnover Rate (%)(a)	28.57	(b)	70.58	56.25	60.57	62.33		53.80

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(n)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Equity Index Fund						Mid Cap Value Fund							Mid-Cap Equity Index Fund
Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2018(g)(n)		Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
		2020(n)	2019(n)					2020(n)	2019(n)	2018(n)	2017(n)	2016(n)			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

$10.74		$9.93	$8.28	$10.00		$15.53		$16.36	$13.39	$17.12	$15.73	$14.56	$23.07		$22.45	$19.31	$23.42	$21.68	$19.50

0.07		0.07	0. 14	0.06		0.13		0.44	0.29	0.27	0.27	0.20	0.16		0.32	0.33	0.34	0.31	0.29
2.45		0.94	1.72	(1.72)		3.29		(0.14)	3.28	(2.41)	2.03	2.05	3.89		2.37	4.57	(2.66)	3.08	3.54

2.52		1.01	1.86	(1.66)		3.42		0.30	3.57	(2.14)	2.30	2.25	4.05		2.69	4.90	(2.32)	3.39	3.83

(0.06)		(0.07)	(0.13)	(0.06)		(0.13)		(0.53)	(0.21)	(0.29)	(0.18)	(0.20)	(0.14)		(0.59)	(0.27)	(0.32)	(0.27)	(0.26)
—		(0.13)	(0.08)	—	(h)	—		(0.48)	(0.39)	(1.30)	(0.73)	(0.88)	—		(1.48)	(1.49)	(1.47)	(1.38)	(1.39)
—		—	—	—	(h)	—		(0.12)	—	—	—	—	—		—	—	—	—	—

(0.06)		(0.20)	(0.21)	(0.06)		(0.13)		(1.13)	(0.60)	(1.59)	(0.91)	(1.08)	(0.14)		(2.07)	(1.76)	(1.79)	(1.65)	(1.65)

$13.20		$10.74	$9.93	$8.28		$18.82		$15.53	$16.36	$13.39	$17.12	$15.73	$26.98		$23.07	$22.45	$19.31	$23.42	$21.68

23.43	(b)	10.62	22.40	(16.54	)(b)	22.00	(b)	2.82	27.04	(14.08)	14.92	16.18	17.56	(b)	13.50	26.01	(11.26)	16.05	20.51
146		107	29	17		120		90	99	80	103	98	1,981		1,856	1,681	1,281	1,452	1,245
1.10	(c)	1.51	1.50	1.51	(c)	1.59	(c)	2.96	1.85	1.51	1.55	1.48	1.19	(c)	1.56	1.67	1.52	1.46	1.60
0.34	(c)	0.39	0.42	1.61	(c)	0.67	(c)	0.74	0.66	0.65	0.64	0.66	0.15	(c)	0.15	0.13	0.14	0.14	0.15
0.14	(c)	0.12	0.14	0.14	(c)	0.67	(c)	0.74	0.66	0.65	0.64	0.66	0.15	(c)	0.15	0.13	0.14	0.14 (e)	0.15
43.08	(b)	42.67	97.06	81.79		11.72	(b)	23.65	17.65	10.75	24.09	25.80	11.71	(b)	13.14	14.30	20.26	19.36	21.75

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Composite Fund
	Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

Net Asset Value, Beginning of Period	$19.16		$18.68	$16.75	$19.08	$19.48	$19.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.15		0.37	0.39	0.41	0.41	0.42
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	1.65		1.75	2.78	(0.86)	2.08	1.08

Total From Investment Operations	1.80		2.12	3.17	(0.45)	2.49	1.50

Less Distributions
From Net Investment Income	(0.14)		(0.77)	(0.41)	(0.40)	(0.43)	(0.42)
From Net Realized Gains	—		(0.87)	(0.83)	(1.48)	(2.46)	(1.19)
Return of Capital	—		—	—	—	—	—

Total Distributions	(0.14)		(1.64)	(1.24)	(1.88)	(2.89)	(1.61)

Net Asset Value, End of Period	$20.82		$19.16	$18.68	$16.75	$19.08	$19.48

Total Return (%)(i)	9.38	(b)	11.77	19.37	(3.20)	13.37	7.92
Net Assets, End of Period ($ millions)	209		191	194	172	190	181
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.47	(c)	1.76	2.12	2.16	2.11	2.10
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)(j)	0.53	(c)	0.54	0.50	0.51	0.51	0.52
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)(j)	0.53	(c)	0.54	0.50	0.51	0.50 (e)	0.52
Portfolio Turnover Rate (%)(a)	11.96	(b)	38.58	41.92	37.37	60.13	57.40

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(n)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

International Fund							Catholic Values Index Fund				Retirement Income Fund
Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2021 (Unaudited)		Period Ended December 31,		Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
		2020(n)	2019(n)	2018(n)	2017(n)	2016(n)			2020(l)				2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

$9.34		$9.05	$7.66	$9.04	$7.43	$7.47	$11.17		$10.00		$12.09		$12.09	$11.18	$11.67	$11.25	$11.19

0.12		0.14	0.23	0.22	0.19	0.18	0.07		0.04		0.07		0.41	0.18	0.20	0.19	0.22
0.73		0.56	1.36	(1.40)	1.62	(0.06)	1.72		1.17		0.29		0.49	1.14	(0.33)	0.63	0.47

0.85		0.70	1.59	(1.18)	1.81	0.12	1.79		1.21		0.36		0.90	1.32	(0.13)	0.82	0.69

(0.10)		(0.38)	(0.20)	(0.20)	(0.18)	(0.16)	(0.07)		(0.04)		(0.06)		(0.60)	(0.20)	(0.20)	(0.21)	(0.24)
—		(0.03)	—	— (h)	(0.02)	— (h)	—		—	(h)	—		(0.30)	(0.21)	(0.16)	(0.19)	(0.39)
—		— (h)	—	—	—	—	—		—		—		—	—	—	—	—

(0.10)		(0.41)	(0.20)	(0.20)	(0.20)	(0.16)	(0.07)		(0.04)		(0.06)		(0.90)	(0.41)	(0.36)	(0.40)	(0.63)

$10.09		$9.34	$9.05	$7.66	$9.04	$7.43	$12.89		$11.17		$12.39		$12.09	$12.09	$11.18	$11.67	$11.25

9.12	(b)	8.19	21.01	(13.36)	24.47	1.69	16.02	(b)	12.12	(b)	2.98	(b)	7.59	11.85	(1.21)	7.35	6.18
1,132		940	720	509	537	377	4		3		200		193	138	101	101	76
2.56	(c)	2.20	3.26	2.75	2.67	2.94	1.20	(c)	1.57	(c)	1.15	(c)	4.25	1.87	1.82	2.01	2.26
0.13	(c)	0.13	0.12	0.12	0.12	0.13	2.56	(c)	2.18	(c)	0.13	(c)	0.11	0.12	0.08	0.08	0.09
0.13	(c)	0.13	0.12	0.12	0.12 (e)	0.13	0.22	(c)	0.15	(c)	0.13	(c)	0.11	0.12	0.08	0.06 (e)	0.09
10.82	(b)	4.69	3.61	—	—	3.08	5.47	(b)	16.38	(b)	12.58	(b)	23.13	10.49	21.90	18.54	16.88

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2015 Retirement Fund
	Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

Net Asset Value, Beginning of Period	$9.90		$10.49	$9.73	$10.67	$10.30	$10.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.06		0.39	0.20	0.21	0.23	0.23
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.40		0.37	1.27	(0.49)	0.84	0.55

Total From Investment Operations	0.46		0.76	1.47	(0.28)	1.07	0.78

Less Distributions
From Net Investment Income	(0.06)		(0.59)	(0.22)	(0.21)	(0.22)	(0.25)
From Net Realized Gains	—		(0.76)	(0.49)	(0.45)	(0.48)	(0.68)

Total Distributions	(0.06)		(1.35)	(0.71)	(0.66)	(0.70)	(0.93)

Net Asset Value, End of Period	$10.30		$9.90	$10.49	$9.73	$10.67	$10.30

Total Return (%)(i)	4.61	(b)	7.65	15.34	(3.01)	10.64	7.72
Net Assets, End of Period ($ millions)	140		140	149	138	155	146
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.21	(c)	3.63	1.81	1.83	1.85	2.07
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.14	(c)	0.12	0.11	0.07	0.07	0.08
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.14	(c)	0.12	0.11	0.07	0.07	0.08
Portfolio Turnover Rate (%)(a)	10.69	(b)	25.28	13.69	14.75	14.98	12.96

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(n)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2020 Retirement Fund							2025 Retirement Fund
Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
		2020(n)	2019(n)	2018(n)	2017(n)	2016(n)			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

$11.84		$12.42	$11.25	$12.25	$11.43	$11.16	$13.29		$13.65	$12.02	$13.29	$12.12	$11.67

0.08		0.46	0.22	0.22	0.20	0.20	0.09		0.48	0.20	0.21	0.17	0.18
0.63		0.62	1.71	(0.67)	1.21	0.75	0.91		0.85	2.15	(0.84)	1.56	0.94

0.71		1.08	1.93	(0.45)	1.41	0.95	1.00		1.33	2.35	(0.63)	1.73	1.12

(0.07)		(0.70)	(0.23)	(0.22)	(0.20)	(0.22)	(0.08)		(0.72)	(0.23)	(0.21)	(0.18)	(0.20)
—		(0.96)	(0.53)	(0.33)	(0.39)	(0.46)	—		(0.97)	(0.49)	(0.43)	(0.38)	(0.47)

(0.07)		(1.66)	(0.76)	(0.55)	(0.59)	(0.68)	(0.08)		(1.69)	(0.72)	(0.64)	(0.56)	(0.67)

$12.48		$11.84	$12.42	$11.25	$12.25	$11.43	$14.21		$13.29	$13.65	$12.02	$13.29	$12.12

6.01	(b)	9.11	17.53	(4.04)	12.52	8.57	7.54	(b)	10.26	19.79	(5.22)	14.44	9.84
616		594	608	515	525	426	1,115		1,020	946	710	686	504
1.28	(c)	3.66	1.85	1.89	1.89	2.03	1.30	(c)	3.68	1.81	1.81	1.81	1.91
0.08	(c)	0.07	0.08	0.07	0.07	0.07	0.07	(c)	0.07	0.07	0.06	0.07	0.07
0.08	(c)	0.07	0.08	0.07	0.07	0.07	0.07	(c)	0.07	0.07	0.06	0.07	0.07
11.25	(b)	22.40	10.33	10.84	7.09	7.99	9.63	(b)	16.72	5.08	6.74	5.78	5.27

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2030 Retirement Fund
	Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

Net Asset Value, Beginning of Period	$14.08		$14.32	$12.36	$13.82	$12.46	$11.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.09		0.48	0.20	0.20	0.16	0.18
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	1.28		1.10	2.47	(1.02)	1.81	1.07

Total From Investment Operations	1.37		1.58	2.67	(0.82)	1.97	1.25

Less Distributions
From Net Investment Income	(0.09)		(0.73)	(0.22)	(0.20)	(0.17)	(0.20)
From Net Realized Gains	—		(1.09)	(0.49)	(0.44)	(0.44)	(0.56)

Total Distributions	(0.09)		(1.82)	(0.71)	(0.64)	(0.61)	(0.76)

Net Asset Value, End of Period	$15.36		$14.08	$14.32	$12.36	$13.82	$12.46

Total Return (%)(i)	9.72	(b)	11.67	21.93	(6.49)	16.01	10.73
Net Assets, End of Period ($ millions)	1,113		981	854	617	578	416
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.29	(c)	3.67	1.71	1.74	1.69	1.78
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	(c)	0.07	0.07	0.07	0.07	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	(c)	0.07	0.07	0.07	0.07	0.07
Portfolio Turnover Rate (%)(a)	8.55	(b)	12.53	4.23	5.01	5.75	5.12

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(n)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund							2040 Retirement Fund
Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
		2020(n)	2019(n)	2018(n)	2017(n)	2016(n)			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

$14.40		$14.59	$12.43	$14.01	$12.52	$11.99	$14.44		$14.48	$12.23	$13.86	$12.39	$11.90

0.10		0.48	0.19	0.19	0.15	0.16	0.10		0.47	0.18	0.18	0.14	0.15
1.55		1.25	2.70	(1.14)	1.96	1.18	1.75		1.37	2.74	(1.20)	1.97	1.18

1.65		1.73	2.89	(0.95)	2.11	1.34	1.85		1.84	2.92	(1.02)	2.11	1.33

(0.09)		(0.72)	(0.22)	(0.19)	(0.16)	(0.19)	(0.09)		(0.70)	(0.21)	(0.19)	(0.14)	(0.18)
—		(1.20)	(0.51)	(0.44)	(0.46)	(0.62)	—		(1.18)	(0.46)	(0.42)	(0.50)	(0.66)

(0.09)		(1.92)	(0.73)	(0.63)	(0.62)	(0.81)	(0.09)		(1.88)	(0.67)	(0.61)	(0.64)	(0.84)

$15.96		$14.40	$14.59	$12.43	$14.01	$12.52	$16.20		$14.44	$14.48	$12.23	$13.86	$12.39

11.48	(b)	12.61	23.62	(7.36)	17.15	11.43	12.85	(b)	13.43	24.25	(7.94)	17.40	11.66
977		846	712	509	484	352	832		708	587	413	393	286
1.29	(c)	3.67	1.64	1.64	1.57	1.67	1.28	(c)	3.59	1.59	1.60	1.53	1.59
0.07	(c)	0.07	0.08	0.07	0.07	0.07	0.07	(c)	0.07	0.08	0.07	0.07	0.07
0.07	(c)	0.07	0.08	0.07	0.07	0.07	0.07	(c)	0.07	0.08	0.07	0.07	0.07
6.65	(b)	11.53	3.33	4.00	4.02	4.98	8.84	(b)	12.53	2.38	2.65	4.07	5.23

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2045 Retirement Fund
	Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

Net Asset Value, Beginning of Period	$14.28		$14.32	$12.14	$13.87	$12.36	$11.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.10		0.45	0.18	0.19	0.15	0.15
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	1.79		1.34	2.75	(1.25)	1.99	1.19

Total From Investment Operations	1.89		1.79	2.93	(1.06)	2.14	1.34

Less Distributions
From Net Investment Income	(0.09)		(0.68)	(0.21)	(0.19)	(0.15)	(0.18)
From Net Realized Gains	—		(1.15)	(0.54)	(0.48)	(0.48)	(0.68)

Total Distributions	(0.09)		(1.83)	(0.75)	(0.67)	(0.63)	(0.86)

Net Asset Value, End of Period	$16.08		$14.28	$14.32	$12.14	$13.87	$12.36

Total Return (%)(i)	13.27	(b)	13.31	24.54	(8.29)	17.62	11.68
Net Assets, End of Period ($ millions)	856		733	611	438	437	332
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.28	(c)	3.54	1.54	1.55	1.45	1.54
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	(c)	0.07	0.08	0.07	0.07	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	(c)	0.07	0.08	0.07	0.07	0.07
Portfolio Turnover Rate (%)(a)	10.03	(b)	10.77	2.56	3.67	4.46	3.91

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(n)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2050 Retirement Fund							2055 Retirement Fund
Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,					Period Ended December 31, 2016(f)(n)
		2020(n)	2019(n)	2018(n)	2017(n)	2016(n)			2020(n)	2019(n)	2018(n)	2017(n)

$17.92		$17.47	$14.64	$16.59	$14.53	$13.51	$13.98		$13.31	$11.02	$12.27	$10.40		$10.00

0.12		0.54	0.19	0.20	0.12	0.12	0.09		0.38	0.10	0.10	—	(h)	—	(h)
2.32		1.68	3.37	(1.57)	2.45	1.44	1.85		1.41	2.56	(1.17)	1.87		0.40

2.44		2.22	3.56	(1.37)	2.57	1.56	1.94		1.79	2.66	(1.07)	1.87		0.40

(0.12)		(0.81)	(0.23)	(0.20)	(0.14)	(0.14)	(0.09)		(0.57)	(0.12)	(0.06)	—		—
—		(0.96)	(0.50)	(0.38)	(0.37)	(0.40)	—		(0.55)	(0.25)	(0.12)	—		—

(0.12)		(1.77)	(0.73)	(0.58)	(0.51)	(0.54)	(0.09)		(1.12)	(0.37)	(0.18)	—		—

$20.24		$17.92	$17.47	$14.64	$16.59	$14.53	$15.83		$13.98	$13.31	$11.02	$12.27		$10.40

13.61	(b)	13.39	24.65	(8.74)	17.86	11.78	13.88	(b)	13.93	24.39	(8.88)	17.9		4.01	(b)
640		536	425	285	256	164	277		220	144	70	34		3
1.28	(c)	3.56	1.53	1.55	1.47	1.58	1.26	(c)	3.66	1.58	1.73	1.90		(0.05	)(c)
0.08	(c)	0.08	0.08	0.07	0.07	0.08	0.10	(c)	0.11	0.12	0.11	0.14		0.50	(c)
0.08	(c)	0.08	0.08	0.07	0.07 (e)	0.08	0.10	(c)	0.11	0.12	0.05	0.05		0.05	(c)
8.83	(b)	9.80	2.11	2.26	3.75	2.67	9.00	(b)	7.28	0.57	3.42	4.32		22.25	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2060 Retirement Fund						2065 Retirement Fund
	Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,		Period Ended December 31, 2018(g)(n)		Six Months Ended June 30, 2021 (Unaudited)		Period Ended December 31, 2020(m)(n)
			2020(n)	2019(n)

Net Asset Value, Beginning of Period	$11.87		$11.12	$8.95	$10.00		$11.45		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.08		0.28	0.08	0.02		0.08		0.22
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	1.63		1.25	2.11	(1.07)		1.59		1.59

Total From Investment Operations	1.71		1.53	2.19	(1.05)		1.67		1.81

Less Distributions
From Net Investment Income	(0.08)		(0.42)	(0.01)	—		(0.08)		(0.24)
From Net Realized Gains	—		(0.36)	(0.01)	—		—		(0.12)

Total Distributions	(0.08)		(0.78)	(0.02)	—		(0.08)		(0.36)

Net Asset Value, End of Period	$13.50		$11.87	$11.12	$8.95		$13.04		$11.45

Total Return (%)(i)	14.41	(b)	14.08	24.53	(10.54	)(b)	14.57	(b)	18.16	(b)
Net Assets, End of Period ($ millions)	100		72	30	4		10		3
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.37	(c)	4.14	1.95	0.74	(b)	1.77	(c)	3.40	(b)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.21	(c)	0.22	0.51	1.54	(c)	1.93	(c)	4.61	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	(c)	0.05	0.05	0.05	(c)	0.05	(c)	0.05	(c)
Portfolio Turnover Rate (%)(a)	12.52	(b)	6.70	1.73	6.10	(b)	12.90	(b)	10.76	(b)

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(n)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Conservative Allocation Fund							Moderate Allocation Fund							Aggressive Allocation Fund
Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
		2020(n)	2019(n)	2018(n)	2017(n)	2016(n)			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

$12.67		$12.71	$11.65	$12.69	$12.12	$11.96	$15.14		$15.51	$13.85	$15.55	$14.35	$14.09	$16.80		$17.36	$15.30	$17.72	$16.31	$16.04

0.09		0.48	0.24	0.27	0.26	0.27	0.11		0.58	0.29	0.31	0.28	0.28	0.11		0.59	0.29	0.31	0.28	0.28
0.49		0.67	1.38	(0.49)	0.81	0.53	1.21		1.13	2.32	(0.90)	1.66	0.97	1.86		1.60	3.10	(1.41)	2.39	1.40

0.58		1.15	1.62	(0.22)	1.07	0.80	1.32		1.71	2.61	(0.59)	1.94	1.25	1.97		2.19	3.39	(1.10)	2.67	1.68

(0.08)		(0.74)	(0.26)	(0.27)	(0.27)	(0.29)	(0.10)		(0.89)	(0.31)	(0.30)	(0.29)	(0.32)	(0.11)		(0.92)	(0.33)	(0.31)	(0.28)	(0.34)
—		(0.45)	(0.30)	(0.55)	(0.23)	(0.35)	—		(1.19)	(0.64)	(0.81)	(0.45)	(0.67)	—		(1.83)	(1.00)	(1.01)	(0.98)	(1.07)

(0.08)		(1.19)	(0.56)	(0.82)	(0.50)	(0.64)	(0.10)		(2.08)	(0.95)	(1.11)	(0.74)	(0.99)	(0.11)		(2.75)	(1.33)	(1.32)	(1.26)	(1.41)

$13.17		$12.67	$12.71	$11.65	$12.69	$12.12	$16.36		$15.14	$15.51	$13.85	$15.55	$14.35	$18.66		$16.80	$17.36	$15.30	$17.72	$16.31

4.56	(b)	9.32	13.99	(2.04)	8.92	6.71	8.73	(b)	11.67	19.15	(4.41)	13.72	9.08	11.73	(b)	13.72	22.74	(7.13)	16.64	10.86
194		188	178	150	157	140	477		444	433	371	397	347	373		337	320	271	304	264
1.34	(c)	3.81	2.07	2.11	2.20	2.31	1.36	(c)	3.69	1.91	1.95	1.90	2.08	1.27	(c)	3.50	1.69	1.74	1.65	1.74
0.07	(c)	0.06	0.05	0.02	0.02	0.03	0.03	(c)	0.03	0.03	0.02	0.02	0.02	0.04	(c)	0.04	0.04	0.02	0.02	0.02
0.07	(c)	0.06	0.05	0.02	0.02	0.03	0.03	(c)	0.03	0.03	0.02	0.02	0.02	0.04	(c)	0.04	0.04	0.02	0.02	0.02
4.84	(b)	10.07	9.54	11.70	23.64	8.89	2.96	(b)	10.69	8.40	9.50	12.05	6.65	5.64	(b)	10.23	9.06	9.13	9.55	9.51

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

Net Asset Value, Beginning of Period	$11.8520		$12.3148	$12.2150	$12.0402	$11.9721	$11.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.0130)		0.1845	0.3293	0.0810	0.0773	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.0020)		(0.1478)	(0.0838)	0.1242	0.0052	(0.01)

Total From Investment Operations	(0.0150)		0.0367	0.2455	0.2052	0.0825	0.01

Less Distributions
From Net Investment Income	—		(0.4986)	(0.1457)	(0.0304)	(0.0144)	—
From Net Realized Gains	—		(0.0009)	— (k)	—	—	—
Return of Capital	—		— (k)	—	—	—	—

Total Distributions	—		(0.4995)	(0.1457)	(0.0304)	(0.0144)	—

Net Asset Value, End of Period	$11.8370		$11.8520	$12.3148	$12.2150	$12.0402	$11.97

Total Return (%)(i)	(0.08	)(b)	0.28	2.01	1.71	0.70	0.14
Net Assets, End of Period ($ millions)	150		122	154	210	71	63
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.24	(c)	0.40	2.02	1.82	0.70	0.13
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.31	(c)	0.27	0.24	0.20	0.25	0.28
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.31	(c)	0.27	0.24	0.20	0.24 (e)	0.28
Portfolio Turnover Rate (%)(a)	NA		NA	NA	NA	NA	NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(n)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund							Bond Fund
Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2021 (Unaudited)		Years Ended December 31,
		2020(n)	2019(n)	2018(n)	2017(n)	2016(n)			2020(n)	2019(n)	2018(n)	2017(n)	2016(n)

$10.79		$10.63	$10.24	$10.41	$10.41	$10.34	$15.01		$14.77	$14.07	$14.43	$14.34	$14.09

0.07		0.15	0.21	0.23	0.21	0.25	0.12		0.28	0.35	0.38	0.37	0.42
(0.21)		0.39	0.41	(0.18)	0.03	0.12	(0.46)		0.67	0.72	(0.36)	0.15	0.25

(0.14)		0.54	0.62	0.05	0.24	0.37	(0.34)		0.95	1.07	0.02	0.52	0.67

(0.07)		(0.38)	(0.23)	(0.22)	(0.23)	(0.28)	(0.11)		(0.70)	(0.37)	(0.38)	(0.40)	(0.40)
—		— (h)	—	— (h)	(0.01)	(0.02)	—		(0.01)	—	—	(0.03)	(0.02)
—		—	—	—	—	—	—		— (h)	—	—	—	—

(0.07)		(0.38)	(0.23)	(0.22)	(0.24)	(0.30)	(0.11)		(0.71)	(0.37)	(0.38)	(0.43)	(0.42)

$10.58		$10.79	$10.63	$10.24	$10.41	$10.41	$14.56		$15.01	$14.77	$14.07	$14.43	$14.34

(1.27	)(b)	5.05	6.04	0.57	2.32	3.51	(2.24	)(b)	6.40	7.65	0.17	3.62	4.71
796		829	672	587	558	492	2,025		1,873	1,574	1,346	1,274	1,108
1.39	(c)	1.79	2.26	2.44	2.37	2.45	1.61	(c)	2.03	2.70	2.93	2.98	3.07
0.47	(c)	0.46	0.45	0.45	0.47	0.46	0.45	(c)	0.45	0.44	0.45	0.45	0.45
0.47	(c)	0.46	0.45	0.45	0.45 (e)	0.46	0.45	(c)	0.45	0.44	0.45	0.44 (e)	0.45
7.72	(b)	10.72	19.47	20.12	14.18	17.52	13.31	(b)	28.98	13.36	10.71	10.65	13.54

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and a former affiliate that offers the funds through its separate accounts. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2020, there were 28 active funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Index Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, Composite Fund, International Fund, Catholic Values Index Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, 2055 Retirement Fund, 2060 Retirement Fund and 2065 Retirement Fund, (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The 2055 Retirement Fund commenced operations on October 1, 2016. The Small Cap Equity Index Fund and the 2060 Retirement Fund commenced operations on July 2, 2018. The 2065 Retirement Fund commenced operations on August 3, 2020. The Catholic Values Index Fund commenced operations on September 30, 2020

On January 24, 2020, after the close of trading on the New York Stock Exchange, the Funds with investments from non-qualified plans, including flexible premium annuities and variable universal life plans, were transferred out of the Funds and into mutual fund portfolios with similar investment styles issued by the Mutual of America Variable Insurance Portfolios, Inc., a registered management investment company affiliated with Mutual of America Life. Total assets moved in this transfer were valued at $354.9 million, including $103.6 million of assets in the Retirement Funds and Allocation Funds that resulted in additional redemptions out of the underlying funds of the Investment Company. These transfers also included $358 thousand from the 2010 Retirement Fund of the Investment Company into the 2010 Retirement Portfolio of Mutual of America Variable Insurance Portfolios, Inc. This transfer was made in order to allow the Funds to be offered to additional retail investors starting on December 17, 2020.

Before December 16, 2020, Investment Company shares were issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. Starting December 16, 2020, shares were also issued to institutional investors, such as endowments, foundations, corporations, municipalities and other public entities, and trusts. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds. Starting on December 17, 2020, shares were also available to retail investors.

The Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of June 30, 2021, management determined that the fair value inputs for all equity securities were considered Level 1, with the exception of four securities in the All America, Small Cap Growth, Small Cap Equity Index, Bond and Mid-Term Bond Funds (see Note 1 below) which were considered Level 3. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Furthermore, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such 144A securities as of June 30, 2021. Fair value inputs for all debt securities and temporary cash investments were considered Level 2, with the exception of one security in the Bond Fund (see Note 1 below) which was considered Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of June 30, 2021:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total

Investments at Fair Value:

(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock-Indexed	$4,356,904,462	—	—		$4,356,904,462
Short-Term Debt Securities	—	$89,598,712	—		$89,598,712
Warrants	$192,194	—	—		$192,194
Temporary Cash Investment	—	$2,364,836	—		$2,364,836

	$4,357,096,656	$91,963,548	—		$4,449,060,204
All America Fund
Common Stock-Indexed	$210,358,545	—	—		$210,358,545
Common Stock-Active	$143,155,102	—	$5,463	(1)	$143,160,565
Short-Term Debt Securities-Indexed	—	$1,999,987	—		$1,999,987
Warrants-Indexed	$222	—	—		$222
Temporary Cash Investment	—	$3,594,076	—		$3,594,076

	$353,513,869	$5,594,063	$5,463		$359,113,395
Small Cap Value Fund
Common Stock	$548,698,643	—	—		$548,698,643
Short-Term Debt Securities	—	$11,000,000	—		$11,000,000
Temporary Cash Investment	—	$1,904,607	—		$1,904,607

	$548,698,643	$12,904,607	—		$561,603,250
Small Cap Growth Fund
Common Stock	$680,302,141	—	$91,218	(1)	$680,393,359
Short-Term Debt Securities	—	$3,100,000	—		$3,100,000
Temporary Cash Investment	—	$157,872	—		$157,872

	$680,302,141	$3,257,872	$91,218		$683,651,231
Small Cap Equity Index Fund
Common Stock-Indexed	$145,526,740	—	—	(1)	$145,526,740
Warrants	$3,470	—	—		$3,470
Temporary Cash Investment	—	$317,471	—		$317,471

	$145,530,210	$317,471	—		$145,847,681

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Value Fund
Common Stock	$116,328,554	—	—	$116,328,554
Short-Term Debt Securities	—	$2,000,000	—	$2,000,000
Temporary Cash Investment	—	$1,854,554	—	$1,854,554

	$116,328,554	$3,854,554	—	$120,183,108
Mid-Cap Equity Index Fund
Common Stock-Indexed	$1,944,040,603	—	—	$1,944,040,603
Short-Term Debt Securities	—	$33,099,835	—	$33,099,835
Temporary Cash Investment	—	$1,200,638	—	$1,200,638

	$1,944,040,603	$34,300,473	—	$1,978,341,076
Composite Fund
Common Stock	$128,890,031	—	—	$128,890,031
U.S. Government Debt	—	$37,516,809	—	$37,516,809
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$21,978,124	—	$21,978,124
Long-Term Corporate Debt	—	$12,862,003	—	$12,862,003
Short-Term Debt Securities	—	$5,999,984	—	$5,999,984
Temporary Cash Investment	—	$1,687,596	—	$1,687,596

	$128,890,031	$80,044,516	—	$208,934,547
International Fund
Common Stock	$1,124,482,957	—	—	$1,124,482,957
Short-Term Debt Securities	—	$4,799,994	—	$4,799,994
Temporary Cash Investment	—	$1,816,562	—	$1,816,562

	$1,124,482,957	$6,616,556	—	$1,131,099,513
Catholic Values Index Fund
Common Stock	$3,892,406	—	—	$3,892,406
Retirement Income Fund
Common Stock	$200,546,640	—	—	$200,546,640
2015 Retirement Fund
Common Stock	$140,461,159	—	—	$140,461,159
2020 Retirement Fund
Common Stock	$615,570,097	—	—	$615,570,097
2025 Retirement Fund
Common Stock	$1,114,662,696	—	—	$1,114,662,696
2030 Retirement Fund
Common Stock	$1,113,115,706	—	—	$1,113,115,706
2035 Retirement Fund
Common Stock	$976,674,296	—	—	$976,674,296
2040 Retirement Fund
Common Stock	$831,658,918	—	—	$831,658,918
2045 Retirement Fund
Common Stock	$855,948,007	—	—	$855,948,007
2050 Retirement Fund
Common Stock	$640,398,672	—	—	$640,398,672
2055 Retirement Fund
Common Stock	$277,529,240	—	—	$277,529,240
2060 Retirement Fund
Common Stock	$100,092,716	—	—	$100,092,716
2065 Retirement Fund
Common Stock	$10,211,103	—	—	$10,211,103
Conservative Allocation Fund
Common Stock	$194,519,971	—	—	$194,519,971

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Moderate Allocation Fund
Common Stock	$476,812,243	—	—		$476,812,243
Aggressive Allocation Fund
Common Stock	$372,936,499	—	—		$372,936,499
Money Market Fund
U.S. Government Debt	—	$61,899,302	—		$61,899,302
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$20,399,576	—		$20,399,576
Commercial Paper	—	$67,918,531	—		$67,918,531
Temporary Cash Investment	—	$94,818	—		$94,818

	—	$150,312,227	—		$150,312,227
Mid-Term Bond Fund
U.S. Government Debt	—	$655,772,456	—		$655,772,456
Long-Term Corporate Debt	—	$134,746,702	—		$134,746,702
Common Stock	$561,090	—	$815,096	(a)	$1,376,186
Temporary Cash Investment	—	$1,228,881	—		$1,228,881

	$561,090	$791,748,039	$815,096		$793,124,225
Bond Fund
U.S. Government Debt	—	$1,054,166,952	—		$1,054,166,952
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$650,723,607	—		$650,723,607
Long-Term Corporate Debt	—	$304,487,390	—		$304,487,390
Sovereign Debt	—	—	$2,484,924	(1)	$2,484,924
Common Stock	$1,139,578	—	$1,717,923	(1)	$2,857,501
Temporary Cash Investment	—	$1,502,905	—		$1,502,905

	$1,139,578	$2,010,880,854	$4,202,847		$2,016,223,279

Other Financial Instruments:*

Equity Index Fund	$1,259,216	—	—		$1,259,216
All America Fund	$56,653	—	—		$56,653
Mid-Cap Equity Index Fund	$(423,820)	—	—		$(423,820)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
(1)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Six Months Ended June 30, 2021
	Balance December 31, 2020(a)		Change in Unrealized Gains (Losses)	Change in Realized Gains (Losses)	Transfers Into Level 3	Transfers Out of Level 3	Purchases 2021	Sales 2021	Balance June 30, 2021(a)		Net Change in Unrealized Gains/ (Losses) of Level 3 Assets Held as of June 30, 2021
All America Fund — Active Common Stock	$5,463	(b)	—	—	—	—	—	—	$5,463	(b)	—
Small Cap Growth Fund — Common Stock	$91,218	(c)	—	—	—	—	—	—	$91,218	(c)	—
Small Cap Equity Index Fund — Common Stock	—	(d)	—	—	—	—	—	—	—	(d)	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Six Months Ended June 30, 2021
	Balance December 31, 2020(a)	Change in Unrealized Gains (Losses)	Change in Realized Gains (Losses)	Transfers Into Level 3	Transfers Out of Level 3	Purchases 2021	Sales 2021	Balance June 30, 2021(a)		Net Change in Unrealized Gains/ (Losses) of Level 3 Assets Held as of June 30, 2021
Mid-Term Bond Fund — Common Stock	—	$(1,284,234)	—	$2,099,330	—	—	—	$815,096	(e)	$(1,284,234)
Bond Fund — Common Stock	—	$(2,706,345)	—	$4,424,268	—	—	—	$1,717,923	(f)	$(2,706,345)
Bond Fund — Sovereign Debt	$2,669,738	$(6,611)	$(70,219)	—	—	—	$(107,984)	$2,484,924	(g)	$(6,611)

(a)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

(b)	Level 3 security, Ferroglobe Representation & Warranty Insurance Trust with $0 fair value and Alder Biopharmaceuticals, Inc. — contingent value rights with $5,463 fair value.
(c)	Level 3 security, Ferroglobe Representation & Warranty Insurance Trust with $0 fair value and Alder Biopharmaceuticals, Inc. — contingent value rights with $92,218 fair value.
(d)	Level 3 security, Contra Progenics Pharmaceuticals, Inc. — contingent value rights with $0 fair value.
(e)	Level 3 security, Superior Energy Svcs., Inc. is a result of a corporate action in SESI LLC transferred into level 3 with $815,096 fair value.
(f)	Level 3 security, Superior Energy Svcs., Inc. is a result of a corporate action in SESI LLC transferred into level 3 with $1,717,923 fair value.
(g)	Level 3 security, Sri Lanka AID, with change in unrealized loss of $(6,611), realized loss of $(70,219), sales of $107,984 and $2,484,924 fair value.

Security Valuation — Investment securities are carried at fair value as follows:

The Funds’ investments are fair valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day the Exchange is open for trading. The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier. The Board of Directors of the Investment Company (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to the Adviser. Pursuant to the Board’s delegation, the Adviser has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval and ratification at its next regularly scheduled quarterly meeting. For fiscal reporting year-end, securities were fair valued at the close of the last business day.

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality,

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

Temporary cash investments are amounts on deposit with financial institutions that are swept daily into an overnight investment and returned the next business day. Cash equivalents such as short-term temporary cash investments are valued at amortized cost.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

Mutual of America Capital Management LLC (“the Adviser”) uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. These purchases of futures contracts allow the funds to invest available cash to attempt to efficiently and cost effectively keep the funds fully invested on a daily basis in an attempt to minimize deviation from the performance of the indices.

An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following table presents the financial statement impacts resulting from the funds’ use of futures contracts at their fair values as of June 30, 2021 and for the six months ended June 30, 2021:

Derivatives not accounted for as hedging instruments	Risk Type	Location on Statements of Assets and Liabilities	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund
Futures Contracts	Equity	Total Distributable Earnings (Loss)	$1,259,216	$56,653	$(423,820)

Derivatives not accounted for as hedging instruments	Risk Type	Location on Statements of Operations	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund
Futures Contracts	Equity	Net realized gain (loss) on Futures contracts	$10,675,315	$563,197	$8,679,309

Futures Contracts	Equity	Change in net unrealized appreciation (depreciation) of Futures contracts	$2,388	$(1,110)	$(1,212,078)

During the six months ended June 30, 2021, the Equity Index Fund, All America Fund and Mid-Cap Equity Index Fund held futures contracts with average notional amounts of $73,299,315, $3,705,449 and $40,809,656, respectively.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund’s time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Equity Index Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	—	35%	25%	15%
2015 Retirement Fund	22%	6%	—	—	—	5%	37%	20%	10%
2020 Retirement Fund	23%	8%	2%	2%	—	8%	37%	15%	5%
2025 Retirement Fund	27%	12%	2%	2%	—	10%	32%	10%	5%
2030 Retirement Fund	33%	15%	2%	2%	1%	12%	25%	5%	5%
2035 Retirement Fund	37%	16%	3%	3%	1%	15%	25%	—	—
2040 Retirement Fund	41%	17%	3%	3%	2%	17%	17%	—	—
2045 Retirement Fund	42%	17%	4%	4%	1%	18%	14%	—	—
2050 Retirement Fund	41%	18%	4%	4%	2%	19%	12%	—	—
2055 Retirement Fund	40%	19%	5%	5%	1%	20%	10%	—	—
2060 Retirement Fund	39%	20%	5%	5%	2%	21%	8%	—	—
2065 Retirement Fund	38%	21%	5%	5%	3%	22%	6%	—	—

Generally, rebalancing of the Retirement Funds’ holdings is performed on a periodic basis and the mix of underlying Funds is reviewed annually.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Funds’ holdings is performed on a periodic basis.

Change in Target Investments — During the year, the Retirement Funds listed below had changes to their target investments. Overall increases (decreases) to the target percentages were as follows (unaudited):

	Equity Index Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund		Small Cap Value Fund		Small Cap Equity Index Fund		International Fund		Bond Fund	Mid-Term Bond Fund		Money Market Fund
Retirement Income Fund	—		—		—		—		—		—		5%	(5%	)	—
2015 Retirement Fund	—		(2%	)	—		—		—		—		7%	(5%	)	—
2020 Retirement Fund	(2%	)	(2%	)	1%		1%		—		—		9%	(7%	)	—
2025 Retirement Fund	(2%	)	—		—		—		—		—		5%	(8%	)	5%
2030 Retirement Fund	—		(1%	)	(1%	)	(1%	)	1%		—		2%	(5%	)	5%
2035 Retirement Fund	2%		(2%	)	(1%	)	(1%	)	—		—		2%	—		—
2040 Retirement Fund	6%		(4%	)	(1%	)	(1%	)	—		(1%	)	1%	—		—
2045 Retirement Fund	7%		(4%	)	(1%	)	(1%	)	(1%	)	—		—	—		—
2050 Retirement Fund	7%		(4%	)	(1%	)	(1%	)	(1%	)	—		—	—		—
2055 Retirement Fund	6%		(3%	)	(1%	)	(1%	)	(2%	)	1%		—	—		—
2060 Retirement Fund	6%		(3%	)	(1%	)	(1%	)	(2%	)	1%		—	—		—
2065 Retirement Fund	5%		(2%	)	(2%	)	(2%	)	(1%	)	2%		—	—		—

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of June 30, 2021, management has evaluated the tax positions taken on the Funds’ filed tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Generally, the statute of limitations is open for 3 years after the tax returns are filed. Each Fund’s federal, state and local income

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of June 30, 2021, the Money Market Fund and International Fund had a short-term capital loss carry forward of $6,681 and $7,638,427, respectively, to offset net realized capital gains generated after December 31, 2020.

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, Small Cap Equity Index, International Funds	.075%
Catholic Values Index and Money Market Funds	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Shareholders in the Allocation and Retirement Funds indirectly bear their pro-rata share of the investment management fees incurred by the underlying funds in which they invest. Through December 31, 2014, they also did not incur operating expenses other than those included in each of the underlying funds in which they invest. Commencing January 1, 2015, the expense allocation methodology was modified such that certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds are now charged directly to those Funds. During 2017, Mutual of America reimbursed the applicable funds $492,285 to reflect the change in the operating expense allocation methodology.

Effective January 1, 2015, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This agreement remains in effect through April 30, 2021 and continues into successive 12 month periods ending April 30 unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

Effective July 2, 2018, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the non-advisory operating expenses of the Small Cap Equity Index Fund to the extent that such operating expenses exceed 0.07% of net assets. This agreement remains in effect through April 30, 2021 and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

Effective September 30, 2020, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the non-advisory operating expenses of the Catholic Values Index Fund to the extent that such operating expenses exceed 0.07% of net assets. This agreement remains in effect through April 30, 2023 and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the six months ended June 30, 2021, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Cost of investment purchases	$334,464,468	$31,115,424	$105,676,601	$195,071,470	$72,084,753

Proceeds from sales of investments	$167,391,717	$40,214,511	$139,161,896	$243,374,804	$56,713,444

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund
Cost of investment purchases	$20,989,634	$223,082,623	$23,008,730	$111,989,683	$217,694

Proceeds from sales of investments	$11,978,755	$380,489,084	$24,730,253	$—	$196,653

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Cost of investment purchases	$27,914,793	$15,012,989	$67,889,335	$126,095,819	$131,540,718

Proceeds from sales of investments	$24,610,120	$19,820,466	$78,307,917	$102,143,180	$89,378,281

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Cost of investment purchases	$98,460,227	$104,517,703	$108,897,910	$85,836,559	$49,883,801

Proceeds from sales of investments	$60,552,050	$68,060,676	$79,779,055	$51,933,730	$22,362,600

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Cost of investment purchases	$27,890,051	$7,248,763	$9,225,574	$13,553,482	$20,043,078

Proceeds from sales of investments	$10,770,203	$848,707	$10,278,252	$15,694,433	$21,361,932

	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$61,119,567	$461,924,423

Proceeds from sales of investments	$79,101,124	$255,675,705

The cost of short-term security purchases for the Money Market Fund for the six months ended June 30, 2021, was $657,201,832; proceeds from sales for the same period were $629,278,978.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

3.	INVESTMENTS (CONTINUED)

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at June 30, 2021 for each of the Funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Unrealized Appreciation	$2,323,144,625	$154,075,952	$150,027,225	$218,367,511	$34,783,887
Unrealized Depreciation	(60,913,002)	(7,354,436)	(8,504,787)	(22,135,728)	(2,528,919)

Net	$2,262,231,623	$146,721,516	$141,522,438	$196,231,783	$32,254,968

Tax Cost of Investments	$2,186,828,581	$212,391,879	$420,080,812	487,419,448	$113,592,713

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund
Unrealized Appreciation	$39,088,880	$636,089,391	$56,804,798	$221,700,420	$838,046
Unrealized Depreciation	(1,726,745)	(44,906,394)	(2,396,301)	(1,830,990)	(8,821)

Net	$37,362,135	$591,182,997	$54,408,497	$219,869,430	$829,225

Tax Cost of Investments	$82,820,973	$1,387,158,079	$154,526,050	$911,230,083	$3,063,181

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Unrealized Appreciation	$14,274,342	$15,216,306	$72,858,301	$147,863,383	$177,014,664
Unrealized Depreciation	(4,071,391)	(1,531,254)	(3,177,959)	(5,444,520)	(3,473,236)

Net	$10,202,951	$13,685,052	$69,680,342	$142,418,863	$173,541,428

Tax Cost of Investments	$190,343,689	$126,776,107	$545,889,755	$972,243,833	$939,614,278

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Unrealized Appreciation	$184,490,702	$166,025,937	$179,954,654	$126,024,710	$47,757,922
Unrealized Depreciation	(2,747,078)	(2,623,291)	(2,173,148)	(2,365,956)	(1,617,452)

Net	$181,743,624	$163,402,646	$177,781,506	$123,658,754	$46,140,470

Tax Cost of Investments	$794,930,672	$668,256,272	$678,166,501	$516,739,918	$231,388,770

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Unrealized Appreciation	$15,898,097	$694,970	$21,985,248	$96,889,617	$92,147,524
Unrealized Depreciation	(322,760)	(10,467)	(1,547,580)	(1,320,912)	(5,453,120)

Net	$15,575,337	$684,503	$20,437,668	$95,568,705	$86,694,404

Tax Cost of Investments	$84,517,379	$9,526,600	$174,082,303	$381,243,538	$286,242,095

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$—	$22,786,483	$79,799,072
Unrealized Depreciation	(20)	(12,878,821)	(34,201,189)

Net	$(20)	$9,907,662	$45,597,883

Tax Cost of Investments	$150,312,247	$783,216,563	$1,970,625,396

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

3.	INVESTMENTS (CONTINUED)

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Investments in affiliated investment companies during the six months ended June 30, 2021 were as follows:

Affiliated Investment Company	Value as of December 31, 2020	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2021	Dividends
Retirement Income Fund
Bond Fund	$57,349,925	$15,796,060	$(20,367)	$(1,665,284)	$(4,637,054)	$66,823,280	$493,610
Equity Index Fund	40,103,292	3,595,993	956,645	4,891,402	(2,927,903)	46,619,429	262,846
Mid-Cap Equity Index Fund	10,821,500	901,109	168,976	1,669,816	(794,783)	12,766,618	67,824
Mid-Term Bond Fund	69,439,802	5,121,773	139,884	(1,493,918)	(14,072,894)	59,134,647	424,795
Money Market Fund	14,892,980	2,499,858	(86,746)	74,060	(2,177,486)	15,202,666	—

Total	$192,607,499	$27,914,793	$1,158,392	$3,476,076	$(24,610,120)	$200,546,640	$1,249,075

2015 Retirement Fund
Bond Fund	$41,500,334	$7,902,754	$(16,011)	$(1,214,357)	$(3,401,494)	$44,771,226	$342,650
Equity Index Fund	32,285,939	1,315,825	940,369	3,674,501	(2,379,382)	35,837,252	200,898
International Fund	6,872,455	327,504	130,607	413,538	(536,721)	7,207,383	74,110
Mid-Cap Equity Index Fund	13,374,539	459,037	932,169	1,403,008	(3,875,234)	12,293,519	64,967
Mid-Term Bond Fund	42,164,077	4,501,086	(33,621)	(787,653)	(8,554,195)	37,289,694	262,518
Money Market Fund	3,631,510	506,783	(45,153)	42,385	(1,073,440)	3,062,085	—

Total	$139,828,854	$15,012,989	$1,908,360	$3,531,422	$(19,820,466)	$140,461,159	$945,143

2020 Retirement Fund
Bond Fund	$159,325,986	$43,166,333	$(8,463)	$(4,843,518)	$(10,308,086)	$187,332,252	$1,389,086
Equity Index Fund	153,522,830	5,501,139	7,866,579	13,940,798	(18,115,826)	162,715,520	913,420
International Fund	45,847,517	2,007,620	570,252	3,076,925	(2,646,869)	48,855,445	503,165
Mid-Cap Equity Index Fund	67,693,274	2,097,055	3,480,125	7,379,458	(18,222,259)	62,427,653	330,188
Mid-Term Bond Fund	145,749,573	8,631,178	52,853	(2,860,404)	(26,466,857)	125,106,343	891,880
Money Market Fund	6,560,318	940,283	(69,740)	64,499	(1,654,292)	5,841,068	—
Small Cap Growth Fund	6,713,259	4,244,907	94,322	486,396	(446,864)	11,092,020	—
Small Cap Value Fund	9,087,598	1,300,820	22,652	2,235,590	(446,864)	12,199,796	55,914

Total	$594,500,355	$67,889,335	$12,008,580	$19,479,744	$(78,307,917)	$615,570,097	$4,083,653

2025 Retirement Fund
Bond Fund	$255,927,154	$55,942,959	$320,924	$(7,821,007)	$(7,510,713)	$296,859,317	$2,169,471
Equity Index Fund	301,582,316	14,144,823	15,775,330	27,417,647	(37,789,353)	321,130,763	1,793,575
International Fund	102,380,329	15,613,097	863,915	7,491,616	(6,678,643)	119,670,314	1,226,001
Mid-Cap Equity Index Fund	133,376,113	6,042,813	2,250,343	19,629,001	(13,438,482)	147,859,788	778,296
Mid-Term Bond Fund	179,192,900	16,559,907	101,185	(3,574,519)	(24,376,158)	167,903,315	1,148,462
Money Market Fund	—	15,928,326	—	—	(278,375)	15,649,951	—
Small Cap Growth Fund	24,117,558	877,419	931,009	1,277,869	(5,535,728)	21,668,127	—
Small Cap Value Fund	23,836,360	986,475	(55,616)	5,689,630	(6,535,728)	23,921,121	109,058

Total	$1,020,412,730	$126,095,819	$20,187,090	$50,110,237	$(102,143,180)	$1,114,662,696	$7,224,863

2030 Retirement Fund
Bond Fund	$204,504,254	$44,174,797	$165,034	$(6,249,271)	$(4,010,310)	$238,584,504	$1,743,368
Equity Index Fund	327,587,252	23,460,881	6,663,527	41,769,040	(15,748,604)	383,732,096	2,142,095
International Fund	113,625,544	27,772,520	1,147,262	8,512,951	(7,043,466)	144,014,811	1,474,781
Mid-Cap Equity Index Fund	172,865,932	9,115,271	8,656,650	19,109,922	(38,898,114)	170,849,661	898,664
Mid-Term Bond Fund	93,309,319	4,987,202	3,926	(1,834,478)	(1,468,721)	94,997,248	640,988
Money Market Fund	—	15,901,902	—	—	(234,167)	15,667,735	—
Small Cap Equity Index Fund	—	3,193,748	445	22,877	(46,833)	3,170,237	13,368
Small Cap Growth Fund	33,946,043	1,394,054	1,899,110	1,290,642	(8,464,033)	30,065,816	—
Small Cap Value Fund	35,571,755	1,540,343	600,578	7,824,955	(13,464,033)	32,073,598	146,288

Total	$981,410,099	$131,540,718	$19,136,532	$70,446,638	$(89,378,281)	$1,113,155,706	$7,059,552

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2020	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2021	Dividends

2035 Retirement Fund
Bond Fund	$172,639,926	$37,157,064	$133,242	$(5,294,470)	$(4,017,467)	$200,618,295	$1,459,597
Equity Index Fund	304,023,885	24,661,956	2,783,176	42,577,420	(6,198,640)	367,847,797	2,051,063
International Fund	121,687,352	22,950,475	782,529	9,552,613	(2,586,503)	152,386,466	1,558,692
Mid-Cap Equity Index Fund	163,111,815	9,388,699	6,295,516	20,267,787	(31,249,035)	167,814,782	881,959
Small Cap Equity Index Fund	10,765,140	537,589	1,008,118	1,395,347	(3,172,433)	10,533,761	44,804
Small Cap Growth Fund	36,167,956	1,789,442	1,387,175	2,072,928	(4,663,986)	36,753,515	—
Small Cap Value Fund	38,083,344	1,975,002	706,399	8,618,921	(8,663,986)	40,719,680	185,560

Total	$846,479,418	$98,460,227	$13,096,155	$79,190,546	$(60,552,050)	$976,674,296	$6,181,675

2040 Retirement Fund
Bond Fund	$99,791,406	$29,467,919	$(4,605)	$(2,963,093)	$(1,436,824)	$124,854,803	$877,012
Equity Index Fund	254,230,612	53,888,412	1,692,676	39,258,176	(3,350,452)	345,719,424	1,926,837
International Fund	122,389,890	8,535,162	563,062	9,334,737	(1,553,448)	139,269,403	1,423,586
Mid-Cap Equity Index Fund	150,834,701	8,655,340	9,919,002	14,711,698	(38,899,736)	145,221,005	762,764
Small Cap Equity Index Fund	18,747,883	880,958	2,016,935	2,154,808	(6,175,898)	17,624,686	74,929
Small Cap Growth Fund	30,617,597	1,469,375	2,026,868	991,691	(9,322,159)	25,783,372	—
Small Cap Value Fund	31,222,731	1,620,537	587,563	7,077,553	(7,322,159)	33,186,225	151,162

Total	$707,834,820	$104,517,703	$16,801,501	$70,565,570	$(68,060,676)	$831,658,918	$5,216,290

2045 Retirement Fund
Bond Fund	$94,070,620	$10,583,767	$33,647	$(2,857,568)	$(1,470,878)	$100,359,588	$748,841
Equity Index Fund	260,990,928	64,003,979	2,260,919	39,920,210	(3,979,253)	363,196,783	2,023,783
International Fund	121,917,010	22,781,187	700,493	9,603,454	(1,891,130)	153,111,014	1,564,829
Mid-Cap Equity Index Fund	157,663,616	7,496,264	13,851,241	11,871,650	(47,264,670)	143,618,101	754,035
Small Cap Equity Index Fund	19,169,539	635,109	2,238,184	2,025,396	(7,180,916)	16,887,312	71,952
Small Cap Growth Fund	39,072,545	1,599,218	2,835,523	1,024,735	(9,496,104)	35,035,917	—
Small Cap Value Fund	40,509,234	1,798,386	374,750	9,553,026	(8,496,104)	43,739,292	199,169

Total	$733,393,492	$108,897,910	$22,294,757	$71,140,903	$(79,779,055)	$855,948,007	$5,362,609

2050 Retirement Fund
Bond Fund	$56,071,522	$8,878,419	$5,232	$(1,688,365)	$(806,559)	$62,460,249	$456,520
Equity Index Fund	188,916,434	44,946,662	890,285	29,791,699	(2,456,405)	262,088,675	1,458,825
International Fund	94,600,822	19,232,199	163,076	7,832,454	(1,277,053)	120,551,498	1,230,858
Mid-Cap Equity Index Fund	120,263,058	8,185,518	5,755,151	13,818,022	(28,562,516)	119,459,233	626,774
Small Cap Equity Index Fund	17,894,574	1,044,105	1,620,625	2,415,570	(5,187,448)	17,787,426	75,647
Small Cap Growth Fund	28,321,038	1,705,440	1,003,290	1,833,513	(5,321,875)	27,541,406	—
Small Cap Value Fund	29,741,121	1,844,216	567,744	6,678,978	(8,321,874)	30,510,185	138,778

Total	$535,808,569	$85,836,559	$10,005,403	$60,681,871	$(51,933,730)	$640,398,672	$3,987,402

2055 Retirement Fund
Bond Fund	$19,383,525	$5,990,503	$1,335	$(585,485)	$(224,410)	$24,565,468	$171,303
Equity Index Fund	76,985,648	23,849,512	255,875	12,259,542	(808,285)	112,542,292	623,215
International Fund	39,279,218	9,992,828	75,613	3,250,167	(428,948)	52,168,878	529,511
Mid-Cap Equity Index Fund	48,498,622	6,154,859	1,378,006	6,888,970	(10,574,622)	52,345,835	273,129
Small Cap Equity Index Fund	9,196,290	661,152	1,745,177	295,534	(5,062,183)	6,835,970	29,068
Small Cap Growth Fund	13,737,508	1,584,684	615,070	764,069	(2,132,076)	14,569,255	—
Small Cap Value Fund	12,720,199	1,650,263	(77,194)	3,340,350	(3,132,076)	14,501,542	65,581

Total	$219,801,010	$49,883,801	$3,993,882	$26,213,147	$(22,362,600)	$277,529,240	$1,691,807

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2020	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2021	Dividends

2060 Retirement Fund
Bond Fund	$5,040,894	$2,820,377	$8,306	$(160,058)	$(147,373)	$7,562,146	$50,104
Equity Index Fund	23,642,356	12,154,234	162,040	4,024,729	(659,878)	39,323,481	216,204
International Fund	13,963,590	6,048,179	65,361	1,153,979	(374,139)	20,856,970	210,343
Mid-Cap Equity Index Fund	16,942,212	4,141,958	762,970	2,166,759	(4,416,894)	19,597,005	101,481
Small Cap Equity Index Fund	3,287,681	619,900	915,475	(183,787)	(2,462,273)	2,176,996	9,142
Small Cap Growth Fund	4,576,054	1,040,528	239,210	206,569	(904,823)	5,157,538	—
Small Cap Value Fund	4,930,666	1,064,875	176,516	1,051,346	(1,804,823)	5,418,580	24,355

Total	$72,383,453	$27,890,051	$2,329,878	$8,259,537	$(10,770,203)	$100,092,716	$611,629

2065 Retirement Fund
Bond Fund	$167,231	$423,782	$(1,708)	$(5,176)	$(19,882)	$564,247	$3,069
Equity Index Fund	1,000,749	2,699,063	12,927	293,797	(125,412)	3,881,124	20,903
International Fund	617,251	1,560,960	10,588	67,301	(70,054)	2,186,046	21,588
Mid-Cap Equity Index Fund	731,110	1,493,271	52,962	122,145	(253,165)	2,146,323	10,896
Small Cap Equity Index Fund	130,691	241,642	28,077	12,652	(86,364)	326,698	1,346
Small Cap Growth Fund	231,052	413,814	18,082	13,168	(119,415)	556,701	—
Small Cap Value Fund	226,934	416,231	53,968	27,246	(174,415)	549,964	2,427

Total	$3,105,018	$7,248,763	$174,896	$531,133	$(848,707)	$10,211,103	$60,229

Conservative Allocation Fund
Bond Fund	$54,327,912	$2,778,806	$28,984	$(1,654,388)	$(3,066,964)	$52,414,350	$411,973
Equity Index Fund	51,852,009	2,304,338	981,019	6,528,986	(2,555,802)	59,110,550	331,978
International Fund	10,481,322	511,092	98,184	740,783	(511,160)	11,320,221	116,620
Mid-Cap Equity Index Fund	10,021,284	455,930	79,050	1,615,085	(566,202)	11,605,147	61,456
Mid-Term Bond Fund	61,670,975	3,175,408	(41,351)	(1,157,205)	(3,578,124)	60,069,703	414,097

Total	$188,353,502	$9,225,574	$1,145,886	$6,073,261	$(10,278,252)	$194,519,971	$1,336,124

Moderate Allocation Fund
Bond Fund	$101,100,790	$3,359,287	$40,329	$(3,063,876)	$(3,906,888)	$97,529,642	$763,135
Equity Index Fund	164,236,662	4,682,571	3,109,467	20,556,185	(5,469,642)	187,115,243	1,047,960
International Fund	46,343,571	1,552,336	212,448	3,481,109	(1,562,755)	50,026,709	513,876
Mid-Cap Equity Index Fund	71,312,929	1,995,389	804,595	11,231,098	(2,411,015)	82,932,996	437,698
Mid-Term Bond Fund	60,766,351	1,963,899	(44,790)	(1,133,674)	(2,344,133)	59,207,653	406,220

Total	$443,760,303	$13,553,482	$4,122,049	$31,070,842	$(15,694,433)	$476,812,243	$3,168,889

Aggressive Allocation Fund
Bond Fund	$59,066,316	$12,054,622	$4,654,804	$(6,393,276)	$(2,270,184)	$67,112,282	$499,503
Equity Index Fund	119,704,001	3,463,110	2,536,152	14,724,347	(3,950,292)	136,477,318	764,182
International Fund	50,721,049	1,719,351	232,138	3,808,916	(1,692,982)	54,788,472	562,667
Mid-Cap Equity Index Fund	68,867,385	1,948,227	2,434,451	9,010,055	(5,319,819)	76,940,299	405,979
Small Cap Growth Fund	21,872,194	385,562	1,437,249	528,692	(5,564,328)	18,659,369	—
Small Cap Value Fund	16,943,338	472,206	601,506	3,506,036	(2,564,327)	18,958,759	86,645

Total	$337,174,283	$20,043,078	$11,896,300	$25,184,770	$(21,361,932)	$372,936,499	$2,318,976

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of June 30, 2021, shares authorized were allocated into the 28 series of Funds as follows:

Authorized No. of Shares
Total Shares Allocated
Equity Index Fund	900,000,000
All America Fund	200,000,000
Small Cap Value Fund	475,000,000
Small Cap Growth Fund	570,000,000
Small Cap Equity Index Fund	200,000,000
Mid Cap Value Fund	100,000,000
Mid-Cap Equity Index Fund	1,050,000,000
Composite Fund	150,000,000
International Fund	1,275,000,000
Catholic Values Index Fund	100,000,000
Retirement Income Fund	270,000,000
2015 Retirement Fund	200,000,000
2020 Retirement Fund	665,000,000
2025 Retirement Fund	1,025,000,000
2030 Retirement Fund	915,000,000
2035 Retirement Fund	845,000,000
2040 Retirement Fund	685,000,000
2045 Retirement Fund	675,000,000
2050 Retirement Fund	470,000,000
2055 Retirement Fund	350,000,000
2060 Retirement Fund	200,000,000
2065 Retirement Fund	100,000,000
Conservative Allocation Fund	215,000,000
Moderate Allocation Fund	370,000,000
Aggressive Allocation Fund	265,000,000
Money Market Fund	425,000,000
Mid-Term Bond Fund	840,000,000
Bond Fund	1,525,000,000

Sub-Total	15,060,000,000
Shares to be allocated at the discretion of the Board of Directors	3,690,000,000

Total	18,750,000,000

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

4.	CAPITAL SHARE ACTIVITY (CONTINUED)

On September 25, 2020, after the close of trading on the New York Stock Exchange, the Funds listed below effected a 1 for 10 reverse split, and post-split shares began trading on September 28, 2020. As a result of the reverse split, every ten pre-split shares were automatically exchanged for one post-split share. The effect of the reverse split transaction was to reduce the number of shares outstanding by the reverse split factor and resulted in a proportionate increase in the net asset value per share. These transactions had not changed the net assets or the value of a shareholder’s investment. Shares issued and outstanding immediately prior to and after the reverse share split, not accounting for fractional shares, are listed below.

	Pre-split		Post-split
Fund	Shares Outstanding	NAV	Shares Outstanding	NAV
Equity Index Fund	659,329,198	$4.95	65,932,920	$49.52
All America Fund	114,078,711	$2.38	11,407,871	$23.84
Small Cap Value Fund	326,943,951	$1.10	32,694,395	$11.04
Small Cap Growth Fund	337,150,569	$1.60	33,715,057	$16.03
Small Cap Equity Index Fund	60,189,271	$0.82	6,018,927	$8.17
Mid Cap Value Fund	56,363,755	$1.36	5,636,375	$13.62
Mid-Cap Equity Index Fund	715,581,162	$2.00	71,558,116	$20.00
Composite Fund	94,147,376	$1.92	9,414,738	$19.22
International Fund	893,902,865	$0.84	89,390,286	$8.36
Retirement Income Fund	138,682,344	$1.25	13,868,234	$12.51
2015 Retirement Fund	126,950,894	$1.07	12,695,089	$10.66
2020 Retirement Fund	442,847,490	$1.26	44,284,749	$12.56
2025 Retirement Fund	673,812,746	$1.37	67,381,275	$13.68
2030 Retirement Fund	602,098,143	$1.42	60,209,814	$14.18
2035 Retirement Fund	504,138,850	$1.43	50,413,885	$14.29
2040 Retirement Fund	423,201,240	$1.41	42,320,124	$14.08
2045 Retirement Fund	444,420,114	$1.38	44,442,011	$13.84
2050 Retirement Fund	265,094,673	$1.68	26,509,467	$16.80
2055 Retirement Fund	136,094,192	$1.28	13,609,419	$12.79
2060 Retirement Fund	49,822,684	$1.06	4,982,268	$10.63
2065 Retirement Fund	1,138,924	$0.98	113,892	$9.85
Conservative Allocation Fund	135,747,628	$1.32	13,574,763	$13.17
Moderate Allocation Fund	259,103,116	$1.57	25,910,312	$15.68
Aggressive Allocation Fund	173,940,219	$1.70	17,394,022	$17.04
Money Market Fund	90,939,944	$1.24	9,093,994	$12.36
Mid-Term Bond Fund	688,855,309	$1.12	68,885,531	$11.19
Bond Fund	1,133,121,793	$1.58	113,312,179	$15.79

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

On September 28, 2020, required distributions of net investment income and, as applicable, net realized gains relating to 2019 were declared and paid for all applicable funds in accordance with Internal Revenue Code Section 855(a). No such distributions were required for the Catholic Values Index and the 2065 Retirement Funds, which commenced operations during 2020.

On December 16, 2020, December 21, 2020 and December 23, 2020, required distributions of net investment income and net realized gains were declared and paid for all applicable funds.

On the last business day of each month in 2021, ordinary dividend distributions from net investment income were declared and paid for the Mid-Term Bond and Bond Funds. On June 15, 2021 and June 17, 2021, required distributions of net investment income were declared and paid for each of the remaining Funds other than the Small Cap Growth and Money Market Funds.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2021 and 2020 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2021 and 2020 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Ordinary Income (a)
2021	$24,873,008	$1,384,669	$2,555,620	$—	$623,598
2020	$122,195,872	$7,582,841	$13,582,577	$7,508,951	$954,491
Long-Term Capital Gains
2021	$—	$—	$—	$—	$—
2020	$220,613,567	$35,906,591	$14,846,012	$95,613,347	$596,209

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund
Ordinary Income (a)
2021	$811,770	$10,440,026	$1,355,550	$11,575,388	$20,538
2020	$2,903,700	$51,939,048	$7,310,408	$35,578,582	$12,407
Long-Term Capital Gains
2021	$—	$—	$—	$—	$—
2020	$2,815,385	$99,914,784	$8,264,305	$2,633,305	$60
Return of Capital
2021	$—	$—	$—	$—	$—
2020	$678,075	$—	$—	$25,300	$—

	Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Ordinary Income (a)
2021	$978,394	$753,728	$3,488,024	$6,325,780	$6,322,278
2020	$8,831,617	$7,739,824	$32,163,996	$50,655,495	$45,906,073
Long-Term Capital Gains
2021	$—	$—	$—	$—	$—
2020	$4,419,083	$9,744,064	$43,417,200	$67,084,688	$68,337,244

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Ordinary Income (a)
2021	$5,631,095	$4,800,595	$4,973,244	$3,700,497	$1,544,369
2020	$38,406,064	$31,063,883	$31,733,226	$22,434,901	$8,253,278
Long-Term Capital Gains
2021	$—	$—	$—	$—	$—
2020	$62,853,780	$51,953,472	$53,091,060	$26,320,708	$7,840,136

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary Income (a)
2021	$581,762	$58,010	$1,143,238	$2,912,811	$2,167,710
2020	$2,361,503	$62,059	$10,280,584	$23,858,923	$16,617,280
Long-Term Capital Gains
2021	$—	$—	$—	$—	$—
2020	$1,965,050	$28,895	$6,187,442	$31,443,710	$32,692,541

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2021	$—	$5,396,444	$15,209,949
2020	$4,464,975	$27,233,746	$80,597,273
Long-Term Capital Gains
2021	$—	$—	$—
2020	$—	$46,177	$338,088
Return of Capital
2021	$—	$—	$—
2020	$11,829	$—	$84,884

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

Undistributed net income and gains (losses) — As of June 30, 2021, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity IndexFund
Accumulated undistributed net investment income	$5,661,988	$5,148,863	$910,552	$28,300,208	$5,674,080
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$156,448,979	$16,863,035	$7,820,245	$65,435,071	$6,797,174
Net unrealized appreciation (depreciation) of investments and futures contracts	$2,262,231,610	$146,721,515	$141,522,438	$196,231,783	$32,254,968

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Value Index Fund
Accumulated undistributed net investment income	$1,853,811	$36,356,170	$1,889,794	$1,844,671	$40,660
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$3,067,947	$157,385,726	$5,373,210	$(7,638,427)	$117
Net unrealized appreciation (depreciation) of investments and futures contracts	$37,362,135	$591,183,001	$54,408,497	$219,869,430	$829,225

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Accumulated undistributed net investment income	$143,573	$91,299	$369,714	$554,063	$396,928
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$4,714,208	$4,448,612	$24,212,085	$45,807,516	$45,115,299
Net unrealized appreciation (depreciation) of investments and futures contracts	$10,202,950	$13,685,048	$69,680,342	$142,418,863	$173,541,428

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Accumulated undistributed net investment income	$1,252,765	$1,486,554	$1,686,635	$560,916	$1,427,216
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$32,802,187	$34,137,597	$40,685,427	$23,260,007	$8,352,130
Net unrealized appreciation (depreciation) of investments and futures contracts	$181,743,623	$163,402,646	$177,781,506	$123,658,754	$46,140,470

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Accumulated undistributed net investment income	$741,777	$177,642	$128,933	$188,839	$83,640
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$3,374,046	$64,156	$3,971,710	$13,553,864	$21,388,501
Net unrealized appreciation (depreciation) of investments and futures contracts	$15,575,337	$684,503	$20,437,667	$95,568,705	$86,694,404

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$—	$70,613	$3,615,358
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$(6,681)	$4,984,550	$325,372
Net unrealized appreciation (depreciation) of investments and futures contracts	$(20)	$9,907,660	$45,597,883

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

6.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds have complied with ASU 2018-13 for the six months ended June 30, 2021, resulting in i) disclosures for the total unrealized gain or loss attributable to fair value changes in Level 3 securities, and ii) the elimination of the disclosure of the reasons and amounts of transfers between Level 1 and Level 2, and the Funds’ valuation processes for Level 3 securities.

In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

6.	RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments that will undergo reference rate-related modifications as a result of the reference rate reform.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

7.	OTHER MATTERS

During 2020, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.

Management is still monitoring developments relating to COVID-19 and are coordinating its operational response based on existing business continuity plans and on guidance from global health organizations, relevant governments and general pandemic response best practices.

8.	REORGANIZATIONS

On July 31, 2020, the Investment Company 2010 Retirement Fund (“Transferor Fund”), was reorganized into the Retirement Income Fund, (“Surviving Fund”) in accordance with an Agreement and Plan of Reorganization (the “Agreement”) made on February 28, 2020. The Agreement provided for the transfer of all assets of the Transferor Fund for shares of the Surviving Fund and the assumption of the liabilities of the Transferor Fund by the Surviving Fund. The Transferor Fund then ceased operations.

On the reorganization date, the Transferor Fund had the following total investment cost and value, representing the principal assets acquired by the Surviving Fund:

Transferor Fund	Total Investment Value	Total Investment Cost	Unrealized Gain on Investments
2010 Retirement Fund	$28,038,777	$25,894,980	$2,143,797

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange, for tax purposes only, of the following shares on July 31, 2020:

Transferor Fund	Shares(a)	Surviving Fund	Shares(a)	Value
2010 Retirement Fund	2,883,078	Retirement Income Fund	2,244,332	$28,086,782

(a)	Shares adjusted for the 1 for 10 reverse share split on September 25, 2020.

For financial reporting purposes, assets received and shares issued by the Surviving Fund, including the associated cost basis of the acquired investments, were recorded at fair value.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

8.	REORGANIZATIONS (CONTINUED)

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Transferor Fund	Net Assets	Unrealized Appreciation on Investments	Surviving Fund	Net Assets
2010 Retirement Fund	$28,086,782	$2,143,797	Retirement Income Fund	$142,889,403

Assuming the acquisition had been completed on January 1, 2020, the Surviving Fund’s unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Surviving Fund	Net Investment Income(a)	Net Realized and Unrealized Gain on Investments(b)	Net Increase in Net Assets Resulting from Operations
Retirement Income Fund	$6,536,553	$5,075,702	$12,328,323

(a)

Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2020) of the Surviving Fund, plus net investment income from the Transferor Fund pre-merger were as follows:

Transferor Fund	Net Investment Income (Loss)
2010 Retirement Fund	$(7,730)

(b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Surviving Fund, plus net realized and unrealized gain (loss) on investments from the Transferor Fund pre-merger were as follows:

Transferor Fund	Net Realized and Change in Unrealized Gain (Loss) on Investments
2010 Retirement Fund	$716,068

Since both the Transferor Fund and the Surviving Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment fund had been managed as a single integrated fund since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Transferor Fund that have been included in the Surviving Fund’s Statement of Operations since July 31, 2020.

Furthermore, after the close of trading on the New York Stock Exchange on December 16, 2020, each of the funds of the Mutual of America Institutional Funds, Inc. (“Target Funds”) were reorganized into the Funds of the Investment Company (“Acquiring Funds”) in accordance with an Agreement and Plan of Reorganization (the “Agreement”) made on September 14, 2020. The Agreement provided for the transfer of all assets of the Target Funds for shares of the Acquiring Funds and the assumption of the liabilities of the Target Funds by the Acquiring Funds as follows:

Target Funds	Acquiring Funds
Equity Index Fund	Equity Index Fund
All America Fund	All America Fund
Small Cap Value Fund	Small Cap Value Fund
Small Cap Growth Fund	Small Cap Growth Fund
Mid-Cap Equity Index Fund	Mid-Cap Equity Index Fund
International Fund	International Fund
Money Market Fund	Money Market Fund
Bond Fund	Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

8.	REORGANIZATIONS (CONTINUED)

On the reorganization date, the Target Funds had the following total investment cost and value, representing the principal assets acquired by the Acquiring Funds:

Target Funds	Total Investment Value	Total Investment Cost	Unrealized Gain on Investments
Equity Index Fund	$82,913,803	$55,736,046	$27,177,757
All America Fund	$7,900,806	$6,061,710	$1,839,096
Small Cap Value Fund	$14,503,579	$11,920,798	$2,582,781
Small Cap Growth Fund	$17,430,326	$12,003,678	$5,426,648
Mid-Cap Equity Index Fund	$41,255,421	$31,679,947	$9,575,474
International Fund	$10,139,839	$8,742,930	$1,396,909
Money Market Fund	$21,824,002	$21,824,002	$—
Bond Fund	$58,042,483	$56,721,878	$1,320,605

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies as a result of the transfer/reorganization detailed above.

The reorganization was accomplished by a tax-free exchange of the following shares on December 16, 2020:

Target Funds	Shares	Acquiring Funds	Shares	Value
Equity Index Fund	5,870,059	Equity Index Fund	1,645,958	$82,906,910
All America Fund	1,036,340	All America Fund	335,915	$7,991,417
Small Cap Value Fund	1,343,107	Small Cap Value Fund	1,134,296	$15,029,422
Small Cap Growth Fund	1,081,026	Small Cap Growth Fund	1,021,931	$17,526,115
Mid-Cap Equity Index Fund	3,390,230	Mid-Cap Equity Index Fund	1,818,600	$41,427,718
International Fund	929,469	International Fund	1,103,190	$10,248,633
Money Market Fund	2,089,129	Money Market Fund	1,852,591	$21,953,211
Bond Fund	5,699,620	Bond Fund	3,959,362	$59,390,437

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation immediately before the reorganization were as follows:

Target Funds	Net Assets	Unrealized Appreciation on Investments	Acquiring Funds	Net Assets
Equity Index Fund	$82,906,910	$27,177,757	Equity Index Fund	$3,350,558,625
All America Fund	$7,991,417	$1,839,096	All America Fund	$291,290,052
Small Cap Value Fund	$15,029,422	$2,582,781	Small Cap Value Fund	$442,295,936
Small Cap Growth Fund	$17,526,115	$5,426,648	Small Cap Growth Fund	$567,007,609
Mid-Cap Equity Index Fund	$41,427,718	$9,575,474	Mid-Cap Equity Index Fund	$1,728,497,274
International Fund	$10,248,633	$1,396,909	International Fund	$901,140,207
Money Market Fund	$21,953,211	$—	Money Market Fund	$99,357,507
Bond Fund	$59,390,437	$1,320,605	Bond Fund	$1,760,581,111

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2021

8.	REORGANIZATIONS (CONTINUED)

Assuming the reorganization had been completed on January 1, 2020, the Acquiring Funds’ unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Acquiring Funds	Net Investment Income (a)	Net Realized and Unrealized Gain on Investments and Futures Contracts (b)	Net Increase in Net Assets Resulting from Operations
Equity Index Fund	$57,126,039	$533,961,466	$591,087,505
All America Fund	$3,772,468	$43,455,965	$47,228,433
Small Cap Value Fund	$7,761,575	$(32,430,942)	$(24,669,367)
Small Cap Growth Fund	$(993,059)	$208,328,020	$207,334,961
Mid-Cap Equity Index Fund	$23,715,375	$201,903,147	$225,618,522
International Fund	$15,947,999	$70,079,941	$86,027,940
Money Market Fund	$629,645	$(6,736)	$622,909
Bond Fund	$35,336,713	$67,668,880	$103,005,593

a)

Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Funds, plus net investment income from the Target Funds pre-merger were as follows:

Target Funds	Net Investment Income (Loss)
Equity Index Fund	$1,080,975
All America Fund	$88,879
Small Cap Value Fund	$197,971
Small Cap Growth Fund	$(26,542)
Mid-Cap Equity Index Fund	$455,325
International Fund	$97,387
Money Market Fund	$80,524
Bond Fund	$531,666

b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Funds, plus net realized and unrealized gain (loss) on investments from the Target Funds pre-merger were as follows:

Target Funds	Net Realized and Change in Unrealized Gain (Loss) on Investments and Futures Contracts
Equity Index Fund	$10,714,249
All America Fund	$980,496
Small Cap Value Fund	$41,213
Small Cap Growth Fund	$4,979,447
Mid-Cap Equity Index Fund	$5,347,004
International Fund	$1,262,513
Money Market Fund	$(424)
Bond Fund	$663,646

Since both the Target Funds and the Acquiring Funds sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolio had been managed as a single integrated portfolio since the reorganization was completed, it is also not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Funds’ Statement of Operations since December 16, 2020.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Quarterly Portfolio Schedules

Included in this Semi-Annual Report are schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of June 30, 2021. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or, starting in 2019, on Form N-PORT and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q, N-PORT and N-CSR are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn A. Lu

Executive Vice President and Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Renewal of Investment Advisory Agreements

At its meeting held on February 25, 2021, the Board of Directors of the Investment Company renewed for a one-year period the investment advisory agreement with Mutual of America Capital Management Corporation (the “Adviser”). The Board determined that renewing the agreement with the Adviser was in the best interest of the Investment Company based on the following considerations which are further enumerated below. The Board concluded that Mutual of America Capital Management Corporation has performed extensive services for the Investment Company and has demonstrated satisfactory performance, that its fee is reasonable in comparison to fees charged for similar services to similar funds by other advisers, that the method of calculating the fee is reasonable, that the Adviser has not made excessive profits from the contract and the fee levels reflect that the Funds are appropriately benefiting from economies of scale.

Nature, Extent and Quality of Services

The Board considered the depth of experience and organizational structure of the Adviser. At December 31, 2020, the Adviser had approximately $19 billion of assets under management. The individual portfolio managers that oversee the investment performance of each of the Investment Company’s Funds have extensive experience and knowledge of the specific markets in which they participate. The Adviser adheres to a strict best execution policy which requires it to select broker/dealers based on their ability to execute trades at a favorable and reasonable price. All else being equal, the Advisor will also consider any research that the broker/dealers may provide. The Adviser maintains a highly qualified staff of research analysts and quantitative analysts who assist in the implementation of the disciplined investment policies employed by the portfolio managers to enhance stock selection and manage risk in the portfolios. The Adviser’s quantitative analysts have developed proprietary models that result in daily risk and attribution reports as well as information on stock movements, to enable the portfolio managers to make fully informed decisions on stock selection and to constantly evaluate the structure of each portfolio. When purchasing research and other services, the Adviser uses its own funds to purchase such services from recognized firms that are utilized by the research staff. The Adviser also receives research services from broker/dealers which are utilized to benefit the Funds. The Board was aware of the receipt of these research services when it considered renewing the advisory agreement with the Adviser. The Adviser, at no cost, provides services beyond those set forth in the advisory agreement, such as assistance in the preparation of marketing materials and attendance at client and prospect meetings.

Investment Performance

The Board considered the short- and long-term performance of the Funds. During 2020, the vast majority of the Funds demonstrated gross performance that was above their benchmarks, when considering minimal tracking error. Performance has continued to improve over the past number of years due to changes made in the Adviser’s investment process and personnel, including the creation of the quantitative research group mentioned above.

Cost and Profit

The Board compared the advisory fees charged to each Fund by the Adviser with fees of numerous similar funds. In the case of each Fund, the Adviser’s fee compared favorably with fees charged by other advisers. Finally, the Adviser has not shown excessively high profits from the fees it is paid by the Investment Company.

Economies of Scale

The Board concluded that the reasonableness of the Adviser’s fees, particularly when compared to fees of similar funds that, in most cases, are many times the asset size of the Funds of the Investment Company demonstrates the fact that the Funds are benefiting from economies of scale. The Adviser utilizes the resources at its disposal efficiently. Its fees reflect cost savings and expense discounts, if any, that it realizes from volume increases.

Liquidity Risk Management Program

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, the Investment Company has adopted a liquidity risk management program (the “Program”) that is designed to assess and manage the liquidity risk of each Fund (the risk that the Fund would be unable to meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Liquidity Rule requires each registered open-end investment company (not including money market funds) to adopt and implement a written Program. The Liquidity Rule further requires that the Board of Directors shall be responsible for reviewing, no less frequently than annually, a written report from the Program Administrator that addresses the operation of the Program and its effectiveness of implementation. The Board has appointed a Liquidity Risk Management Committee (“LRMC”) comprised of officers from multiple departments within Mutual of America Life Insurance Company to serve as the Program Administrator. The Program Administrator is responsible for the implementation and ongoing administration of the Program, which includes assessing each Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, each of the Fund’s portfolio investments is classified on a daily basis into one of four liquidity categories based on estimations of the number of days an investment is expected to reasonably be converted into cash in current market conditions without significantly changing the investment’s market value.

In April 2021, as required by the Program and the Liquidity Rule, the LRMC provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the past year (the “Reporting Period”). During the Reporting Period, all of the Funds were primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). Each of the Funds were well above the 50% threshold of assets in highly liquid investments to be designated as a Primarily Highly Liquid Fund. As a result, the Funds were not required to adopt, and have not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Funds did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). The Funds did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the LRMC stated that it believes the Program has operated adequately and effectively to manage each Fund’s liquidity risk during the Reporting Period in compliance with the statutory requirements of the Liquidity Rule. The LRMC also did not recommend any changes to the Program during the Reporting Period.

ITEM 2.	CODE OF ETHICS.

Item not applicable to semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Item not applicable to semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item not applicable to semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) Not applicable. The complete Schedules of Investment are included as part of the Reports to Stockholders in Item 1.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

Attached hereto:

(a) (1) Not applicable to semi-annual report.

(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of Mutual of America Investment Corporation

Date: September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of Mutual of America Investment Corporation

Date: September 3, 2021

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Senior Executive Vice President,
Chief Financial Officer and Treasurer of Mutual of America Investment Corporation

Date: September 3, 2021